SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MERCURY AIR GROUP, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of Securities to which Transaction applies:

	2)	Aggregate number of securities to which Transaction applies:

	3)	Per unit price or other underlying value of Transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of Transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

MERCURY AIR GROUP. INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD

[JUNE__, 2005]

AND

PROXY STATEMENT

IMPORTANT

PLEASE MARK, SIGN AND DATE YOUR PROXY
AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

MERCURY AIR GROUP, INC.

5456 MCCONNELL AVENUE
LOS ANGELES, CALIFORNIA 90066
(310) 827-2737

[May __, 2005]

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Mercury Air Group, Inc. on [June ___, 2005], at 9:00 a.m., at the Company’s corporate office at 5456 McConnell Avenue, Los Angeles, California. We look forward to greeting those stockholders who are able to attend.

     At this important meeting, you will be asked to vote on a proposed Transaction that, if approved, is expected to result in termination of the registration of Mercury Air Group’s common stock under the federal securities laws and thereby eliminate the significant expense required to comply with the reporting and related requirements under those laws. The proposed Transaction will reduce the number of common stockholders of record to fewer than 300, permitting Mercury Air Group to file for termination of registration of its common stock under the federal securities laws. The reduction in the number of common stockholders will be accomplished by amending our Certificate of Incorporation to provide for a 1-for-501 reverse stock split, followed immediately by a 501-for-1 forward stock split of our common stock. The proposed amended and restated certificate of incorporation is attached as Appendix A to this proxy statement.

     If approved at the Special Meeting, the Transaction will affect Mercury Air Group’s common stockholders as follows:

COMMON STOCKHOLDER BEFORE	NET EFFECT AFTER THE
THE TRANSACTION	TRANSACTION
Common Stockholder holding 501 or more shares:	None.

Common Stockholder holding fewer than 501 shares:	The common stockholder will receive from Mercury $4.00 in cash per share, without interest.

     Because Mercury Air Group has a large number of common stockholders who own fewer than 501 shares, we expect that the number of common stockholders of record will be reduced from approximately 331 to approximately 33, while the number of outstanding shares will decrease by only approximately 6.3%, a reduction of approximately 192,613 common shares from the 3,056,355 common shares outstanding as of March 1, 2005. No reduction in the number of shares held by preferred stockholders will occur as a result of this Transaction.

     After careful consideration, the Board of Directors has concluded that the costs associated with being a Securities and Exchange Commission (“SEC”) reporting company, especially in light of the additional costs associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002, are not justified by the benefits in view of our common stock’s limited trading activity. Mercury Air Group estimates that it will save up to $3,000,000 which would have been expended through June 30, 2007 and approximately $500,000 annually thereafter in Section 404 compliance costs. We believe that these cost-savings will be in the best interest of Mercury Air Group and its stockholders who remain after the Transaction. Although our common stock will no longer be listed on the American Stock Exchange if the Transaction is completed, we believe that our shares would be quoted on the “pink sheets” and our remaining stockholders would be able to trade their shares in the over-the-counter markets. In addition, the Transaction would allow our common stockholders who hold fewer than 501 shares immediately before the Transaction the opportunity to receive cash for their shares at a premium to the closing price of our common stock on the last trading day before the public announcement of the approval of the Transaction by the Special Committee and the Board of Directors, without having to pay brokerage commissions and other transaction costs.

     A special committee comprised of independent directors has reviewed the proposed Transaction and considered its fairness to preferred stockholders and to common stockholders who hold fewer than 501 shares of common stock as well as those common stockholders holding 501 or more shares of common stock, and received a fairness opinion from its financial advisor with regard to the per share cash amount to be paid to the unaffiliated common stockholders holding fewer than 501 shares of common stock.

     ACCORDINGLY, AFTER CONSIDERING THE RECOMMENDATION OF THE SPECIAL COMMITTEE AND CONDUCTING ITS OWN DELIBERATIONS OF THE ISSUES IT DEEMED PERTINENT, INCLUDING ALTERNATIVES TO THE TRANSACTION, THE COSTS AND BENEFITS OF REMAINING AN SEC REPORTING COMPANY AND THE FAIRNESS OF THE TRANSACTION TO STOCKHOLDERS, YOUR BOARD OF DIRECTORS BELIEVES THIS TRANSACTION IS IN THE BEST INTERESTS OF MERCURY AIR GROUP AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. The enclosed proxy statement includes a discussion of the alternatives and factors considered by the board in connection with the board’s approval of the Transaction. See “Special Factors — Background of the Transaction” and “Special Factors — Recommendation of the Board of Directors; Fairness of the Proposed Transaction.”

     Consummation of the Transaction is subject to certain conditions, including the affirmative vote of at least a majority of the shares of Mercury Air Group’s common and preferred stock entitled to vote at the Special Meeting, voting as a single class. It is anticipated that the Transaction will become effective at 11:59 p.m. on [June ___, 2005], or as soon as reasonably practicable thereafter. Details of the proposed Transaction are set forth in the accompanying proxy statement, which we urge you to read carefully in its entirety.

     At the Special Meeting, you will also be asked to grant Mercury’s board of directors discretionary authority to adjourn the Special Meeting, if necessary.

     The executive officers and director of Mercury have indicated that they intend to vote “FOR” the approval of the Transaction and “FOR” the proposal to grant discretionary authority to adjourn the Special Meeting. If Mercury’s executive officers and directors exercise presently exercisable options they hold prior to the record date for the Special Meeting, they would own approximately 42.8% of the then outstanding shares of common and preferred stock, voting as a single class entitled to vote at the Special Meeting.

     IT IS VERY IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

     Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

Sincerely, Joseph A. Czyzyk Chairman of the Board, Chief Executive Officer and President

MERCURY AIR GROUP, INC.
5456 MCCONNELL AVENUE
LOS ANGELES, CALIFORNIA 90066
(310) 827-2737

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD [MAY 31, 2005]

[May __, 2005]

To the Stockholders of Mercury Air Group, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “ Special Meeting”) of Mercury Air Group, Inc., a Delaware corporation (the “Company” or “ Mercury “), will be held at the Company’s corporate office at 5456 McConnell Avenue, Los Angeles, California, on the [ 31st day of May, 2005], at 9:00 a.m., for the following purposes:

1.	To consider and vote upon a proposal to amend the Company’s Certificate of Incorporation to effect a 1-for-501 reverse stock split followed immediately by a 501-for-1 forward stock split of the Company’s common stock (the “Transaction”). As a result of the Transaction, (a) each stockholder owning fewer than 501 shares of common stock immediately before the Transaction will receive from the Company $4.00 in cash, without interest, for each of such stockholder’s shares of the Company’s common stock; and (b) each share of common stock held by a stockholder owning 501 or more shares will continue to represent one share of the Company after completion of the Transaction. The proposed Amended and Restated Certificate of Incorporation is attached as Appendix A to this proxy statement.

2.	To grant the Company’s board of directors discretionary authority to adjourn the Special Meeting if necessary to satisfy the conditions to completing the Transaction, including for the purpose of soliciting proxies to vote in favor of the Transaction.

     Owners of record of the Company’s common and preferred stock at the close of business on [May ___, 2005], the record date, will be entitled to vote at the meeting. If your shares are held in the name of a broker, trust or other nominee (often referred to as held in “street name”), you must instruct them on how to vote your shares. Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided. Thank you for your cooperation.

     The Board of Directors has carefully considered the terms of the Transaction and believes that they are fair to, and in the best interests of, Mercury and its stockholders. The Board of Directors unanimously recommends that you vote “FOR” the Transaction and “FOR” granting the board of directors discretionary authority to adjourn the Special Meeting..

By Order of the Board of Directors Joseph A. Czyzyk Chairman of the Board, Chief Executive Officer and President

PLEASE SIGN AND MAIL THE ENCLOSED PROXY
IN THE ACCOMPANYING ENVELOPE
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS: APPROVED OR DISAPPROVED OF THE TRANSACTION; PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION; OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MERCURY AIR GROUP, INC.
5456 MCCONNELL AVENUE
LOS ANGELES, CALIFORNIA 90066
(310) 827-2737

[May __, 2005]

PROXY STATEMENT FOR
2005 SPECIAL MEETING OF STOCKHOLDERS

INTRODUCTION

     This Proxy Statement is furnished to the stockholders of Mercury Air Group, Inc., a Delaware corporation (the “Company” or “ Mercury “), in connection with the solicitation by the board of directors of the Company of proxies to be used at the Special Meeting of Stockholders (the “Special Meeting”) to be held at the Company’s corporate offices at 5456 McConnell Avenue, Los Angeles, CA 90066, on [June ___, 2005], at 9:00 a.m., local time, and at any adjournment thereof, and is being mailed to the stockholders on or about the date set forth above.

     All shares represented by properly executed proxies received by the board of directors pursuant to this solicitation will be voted in accordance with the stockholder’s directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the board of directors’ unanimous recommendations, which are:

-	FOR the proposal to amend the Company’s Certificate of Incorporation to effect a 1-for-501 reverse stock split followed immediately by a 501-for-1 forward stock split of the Company’s common stock (the “Transaction”). As a result of the Transaction, (a) each stockholder owning fewer than 501 shares of common stock, $0.01 par value (“common stock”) immediately before the Transaction will receive from the Company $4.00 in cash, without interest, for each of such stockholder’s shares of the Company’s common stock; and (b) each share of common stock held by a stockholder owning 501 or more shares will continue to represent one share of the Company after completion of the Transaction.

-	FOR granting the Company’s Board of Directors discretionary authority to adjourn the Special Meeting if necessary to satisfy the conditions to completing the Transaction, including for the purpose of soliciting proxies in favor of the Transaction.

     If the Transaction is approved, as permitted by Delaware law, common stockholders whose shares are converted into less than one whole share in the reverse split (meaning they held fewer than 501 shares at the effective time of the reverse split) will receive a cash payment from Mercury for their fractional shares interests equal to $4.00 cash, without interest, for each share of common stock they held immediately prior to the reverse split.

     Stockholders who own 501 or more shares of common stock at the effective time of the Transaction will not be entitled to receive any cash for their fractional share interests resulting from the reverse stock split. The forward split that will immediately follow the reverse split will reconvert their whole share and fractional share interests back into the same number of shares of common stock they held immediately prior to the effective time of the Transaction. As a result, the total number of shares held by such a stockholder will not change after completion of the Transaction.

     After the Transaction, Mercury anticipates that it will have approximately 33 common stockholders of record. In the event that there are fewer than 300 common stockholders of record following the Transaction, Mercury intends to file a Form 15 with the Securities and Exchange Commission to terminate registration of its common stock under the federal securities laws. As a result, Mercury would no longer be subject to the annual and periodic reporting requirements under the federal securities laws that are applicable to Securities and Exchange Commission (“SEC”) reporting companies although Mercury currently intends to continue to provide reports as to its financial condition and results of operation which Mercury expects may be accessed at www.pinksheets.com. In addition, Mercury common stock would cease to be listed on the American Stock Exchange, any trading in Mercury’s common stock after the Transaction and deregistration of the common stock will only occur in the over-the-counter market or in privately negotiated sales, and Mercury’s common stock will likely only be quoted in the “pink sheets.”

     This Transaction cannot occur unless the holders of more than a majority of the issued and outstanding shares of Mercury’s common stock and Series A 8% Cumulative Convertible Preferred Stock, $0.01 par value (“preferred stock”), voting as a single class, approve the Transaction and the proposed Amended and Restated Certificate of Incorporation, which is attached as Appendix A to this proxy statement.

     The executive officers and directors of Mercury have indicated that they intend to vote “FOR” the approval of the Transaction. If Mercury’s executive officers and directors exercise presently exercisable options they hold prior to the record date for the Special Meeting, they would own approximately 42.8% of the then outstanding shares of common and preferred stock, voting as a single class, entitled to vote at the Special Meeting.

     A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention Wayne Lovett) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person.

     Only stockholders of record at the close of business on [May ___, 2005], are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. Each share so held entitles the holder thereof to one vote upon each matter to be voted on. As of the record date, the

Company had outstanding 3,056,355 shares of common stock and 462,627 shares of preferred stock. The presence of holders of a majority of the issued and outstanding shares of common and preferred stock, represented as a single class, entitled to vote at the Special Meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting.

     This document provides you with detailed information about the proposed Transaction. Please see “Where You Can Find More Information” for additional information about Mercury on file with the Securities and Exchange Commission.

     This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about [May ___, 2005].

PRELIMINARY COPIES

SUMMARY TERM SHEET	1
The Transaction	1
Adjournment of the Special Meeting	3
Vote Required	3
The Voting Materials	3
Time and Place of the Special Meeting	4
Solicitation of Proxies	4
Shares That Can be Voted	4
Ownership of Shares	4
Attendance at the Special Meeting and Eligibility to Vote	5
Voting of Shares Without Attending the Special Meeting	5
Counting of Votes	5
No Appraisal or Dissenters’ Rights; Escheat Laws	5
Purpose of and Reasons for the Transaction	6
Benefits of the Transaction	6
Disadvantages of the Transaction	8
Recommendation of the Special Committee and the Board of Directors	9
Recent Market Prices of Mercury’s Common Stock and Market Price Following Announcement of the Proposed Transaction	10
Fairness Opinion of Imperial Capital LLC	10
Effects of the Transaction	11
Alternatives Considered	12
Conditions to Completion of the Transaction	12
Reservation of Rights	12
Source of Funds; Financing of the Transaction	13
Conflicts of Interest of Directors and Executive Officers, including CK Partners	13
Exchange of Certificates	13
Effectuation of the Transaction	14
Date of Completion of the Transaction	14
U.S. Federal Income Tax Consequences	14

QUESTIONS AND ANSWERS ABOUT RESTRUCTURING YOUR SHARE OWNERSHIP	14

SPECIAL FACTORS	15
Corporate Developments in Last Four Years	15
Background of the Transaction; Board and Special Committee Deliberations	23
Purpose of and Reasons for the Transaction	28
Benefits of the Transaction	29
Disadvantages of the Transaction	31
Timing of the Transaction	32
Alternatives Considered	33
Recommendation of the Special Committee	34
Recommendation of the Board; Fairness of the Transaction	39
Interests of Mercury’s Directors and Officers in the Transaction	45
Opinion of Imperial Capital, LLC	46
Certain Effects of the Transaction	52
Conduct of Mercury’s Business After the Transaction	55
Conditions to Completion of the Transaction	56
Source of Funds and Financing of the Transaction	56
Anticipated Accounting Treatment	57
U.S. Federal Income Tax Consequences	57
Regulatory Approvals	61

No Appraisal or Dissenters’ Rights; Escheat Laws	61
Adjournment of the Meeting	61
Reservation of Rights	61
Examples	61

SELECTED PER SHARE FINANCIAL INFORMATION	63

MARKET FOR COMMON STOCK AND RELATED STOCKHOLDER MATTERS	64
Market Prices of the Common Stock	64
Dividends	65

STOCK PURCHASES BY MERCURY AND AFFILIATES	65
Stock Purchases by Mercury	65
Stock Purchases by Affiliates	67

THE SPECIAL MEETING	67
General	67
Who Can Vote At and Attend the Special Meeting	68
Vote Required	69
Voting and Revocation of Proxies	69
Recommendation of the Board of Directors	70

THE PROPOSED AMENDMENT	70
The Structure of the Transaction	70
Conversion of Shares in the Transaction	71
Exchange of Certificates	72
Time of Closing	73
Proposal for Discretionary Adjournment of the Special Meeting	73

FINANCIAL INFORMATION	73

MANAGEMENT OF MERCURY	78
Directors	78
Executive Officers Who Are Not	78

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	80

CERTAIN TRANSACTIONS	83

COST OF SOLICITATION OF PROXIES	85

STOCKHOLDER PROPOSALS	85

OTHER MATTERS	86

WHERE YOU CAN FIND MORE INFORMATION	86

DOCUMENTS INCORPORATED BY REFERENCE	87

APPENDICES:

Amended and Restated Certificate of Incorporation	A-1
Opinion of Imperial Capital, LLC	B-1
Mercury’s Annual Report on Form 10-K for the year ended June 30, 2004	C-1
Mercury’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2004	D-1

SUMMARY TERM SHEET

     THIS SUMMARY TERM SHEET, TOGETHER WITH THE QUESTIONS AND ANSWERS SECTION THAT FOLLOWS, PROVIDES AN OVERVIEW OF ALL MATERIAL MATTERS THAT ARE PRESENTED IN THE PROXY STATEMENT, INCLUDING THE MATERIAL TERMS OF THE PROPOSED TRANSACTION. FOR A MORE COMPLETE DESCRIPTION WE URGE YOU TO CAREFULLY READ THIS PROXY STATEMENT AND ALL OF ITS APPENDICES BEFORE YOU VOTE. FOR YOUR CONVENIENCE, WE HAVE CROSS-REFERENCED TO THE LOCATION IN THIS PROXY STATEMENT WHERE YOU CAN FIND A MORE COMPLETE DISCUSSION OF EACH ITEM BELOW.

     AS USED IN THIS PROXY STATEMENT, “MERCURY,” THE “COMPANY,” “WE,” “OUR,” “OURS” AND “US” REFER TO MERCURY AIR GROUP, INC., A DELAWARE CORPORATION, AND THE “TRANSACTION” REFERS TO THE 1-FOR-501 REVERSE STOCK SPLIT AND THE 501-FOR-1 FORWARD STOCK SPLIT, TOGETHER WITH THE RELATED CASH PAYMENTS TO COMMON STOCKHOLDERS HOLDING FEWER THAN 501 SHARES AT THE EFFECTIVE TIME OF THE TRANSACTION.

THE TRANSACTION

     If the Transaction is approved and completed:

-	Mercury’s stockholders holding fewer than 501 shares of Mercury’s common stock before the Transaction will receive a cash payment from Mercury of $4.00 per share, without interest, for each share of common stock held immediately prior to the Transaction;

-	Mercury’s stockholders holding 501 or more shares of Mercury’s common stock at the effective time of the Transaction will continue to hold the same number of shares of Mercury’s common stock after completion of the Transaction and will not receive any cash payment;

-	Mercury’s preferred stockholders will continue to hold the same number of shares of Mercury’s preferred stock after completion of the Transaction and will not receive any cash payment;

-	the officers and directors of Mercury at the effective time will continue to serve as the officers and directors of Mercury immediately after the Transaction;

-	Mercury believes it will have fewer than 300 holders of record of common stock and intends to file a Form 15 to terminate registration of its common stock with the SEC, which will terminate its obligation to continue filing periodic reports and proxy statements pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), although Mercury currently intends to continue to provide reports as to its financial condition and results of operation which Mercury expects may be accessed at www.pinksheets.com;

-	after a 90 day period following the filing of a Form 15 with the SEC to terminate the registration of its common stock under the federal securities laws, Mercury’s executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in Mercury’s common stock with the SEC;

-	Mercury will not be required to comply with Section 404 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), the cost of which is estimated to be up to $3,000,000 through June 30, 2007 and approximately $500,000 per year thereafter;

-	Mercury’s common stock will no longer be listed on the American Stock Exchange, any trading in its common stock will only occur in the over-the-counter markets and in privately negotiated sales, and its common stock will likely only be quoted in the “pink sheets”;

-	outstanding options held by Mercury’s employees, officers, and directors to acquire Mercury’s common stock will remain outstanding following the Transaction;

-	the number of Mercury’s common stockholders of record will be reduced from approximately 331 to approximately 33, and the number of outstanding shares of Mercury’s common stock will be reduced by approximately 6.3%, from 3,056,355 shares, to approximately 2,863,742 shares;

-	assuming exercise of all options exercisable within sixty days of the date of this proxy statement, the percentage ownership of Mercury’s common and preferred stock beneficially owned by the directors and officers of Mercury as a group will increase from 42.8% to 45.1% based on shares outstanding as of March 1, 2005. Because Mercury’s common and preferred stockholders vote as a single class on all matters presented to the stockholders (including the Transaction), the Transaction will not affect control of Mercury;

-	aggregate stockholders’ equity of Mercury as of December 31, 2004, will be reduced from $15,700,000 on a historical basis to approximately $14,625,000 on a pro forma basis;

-	the book value per share of common stock as of December 31, 2004, will be reduced from $5.14 per share on a historical basis to approximately $5.11 per share on a pro forma basis;

-	Mercury will pay cash of approximately $1,092,000 in the aggregate, net of tax benefits, to repurchase fractional shares and pay the costs of the Transaction; and

-	Mercury expects its business and operations to continue as they are currently being conducted and, except as disclosed in this proxy statement, the Transaction is not anticipated to have any effect upon the conduct of such business.

     For a more detailed discussion on the Transaction, see “Special Factors” beginning on page 15. For a description of the provisions regarding the treatment of shares held in street name, see “Special Factors — Certain Effects of the Transaction” beginning on page 52. (Shares held in

“street name” are held in a stock brokerage account or by a bank or other nominee.)

ADJOURNMENT OF THE SPECIAL MEETING

     Mercury’s board of directors is seeking discretionary authority to adjourn the Special Meeting if necessary to satisfy the conditions to completion of the Transaction, including for the purpose of soliciting proxies to vote in favor of the Transaction. For more information, see “Adjournment of Meeting” beginning on page 61.

VOTE REQUIRED

     The required vote for each of the proposals presented at the Special Meeting are as follows:

-	The Transaction requires the affirmative vote of holders of a majority of the outstanding shares of Mercury’s common and preferred stock, counted as a single class.

-	Approval of granting the board of directors discretionary authority to adjourn the Special Meeting requires the affirmative vote of a majority of Mercury’s common and preferred stock, voting as a single class on the proposal.

     As of March 1, 2005, Mercury’s current directors and executive officers owned 1,329,280 common shares, and 25,820 preferred shares, or approximately 38.5% of Mercury’s 3,056,355 outstanding shares of common stock and 462,627 outstanding shares of preferred stock, voting as a single class, that would be entitled to vote at the Special Meeting. If Mercury’s directors and executive officers exercised presently exercisable options they hold prior to the record date for the Special Meeting, they would own approximately 1,595,408 common shares and 25,820 preferred shares or approximately 42.8% of the then outstanding shares of common and preferred stock, voting as a single class, entitled to vote at the Special Meeting. See “Security Ownership of Certain Beneficial Owners” on page 80, and “Special Factors — Interests of Mercury’s Directors and Officers in the Transaction” on page 45.

     The officers and directors of Mercury have indicated that they intend to vote “FOR” the approval of the Transaction. Other than such expressed intent of the officers and directors to vote their shares for the Transaction, Mercury has not obtained any assurances or agreements from any of its stockholders as to how they will vote on the Transaction.

THE VOTING MATERIALS

     We sent you the enclosed materials because Mercury’s Board of Directors is soliciting your vote for use at our Special Meeting of Stockholders, which will take place on [June ___, 2005]. As a stockholder, you are invited to attend the Special Meeting and are entitled to and requested to vote on the Transaction described in this proxy statement.

     This proxy statement provides information that you need to know in order to cast an informed vote at the meeting. You do not need to attend the Special Meeting, however, to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     We began sending this proxy statement, notice of Special Meeting, and enclosed proxy card on or about [May ___, 2005] to all stockholders entitled to notice of and to vote at the Special Meeting. The record date for stockholders entitled to vote is [May ___, 2005]. On that date, there were [_,___,___] shares of our common stock and ___shares of our preferred stock outstanding. Stockholders are entitled to one vote for each share of common and each share of preferred stock held as of the record date.

TIME AND PLACE OF THE SPECIAL MEETING

     The Special Meeting will be held at the principal office of Mercury, located at 5456 McConnell Avenue, Los Angeles, California 90066 at 9:00 a.m., Pacific Time on [June ___, 2005].

SOLICITATION OF PROXIES

     This proxy is solicited by the Board of Directors of Mercury.

SHARES THAT CAN BE VOTED

     You may vote all shares of Mercury’s common and preferred stock that you own as of the close of business on the record date, which was [May ___, 2005]. These shares include shares held:

-	directly in your name as the “stockholder of record,” and

-	for you as the “beneficial owner” either through a broker, bank or other nominee.

OWNERSHIP OF SHARES

     Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. Mercury intends to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names (shareholder of record). Nominees may have different procedures, however, and stockholders holding common stock in street name should contact their nominees. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

     If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (the “Transfer Agent”), you are considered, with respect to those shares, the “stockholder of record”, and these proxy materials are being sent to you by Mercury. As the stockholder of record, you have the right to vote by proxy or to vote in person at the Special Meeting. Mercury has enclosed a proxy card for you to use.

Beneficial Owner

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” with respect to those shares, and the proxy materials are being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other nominee how to vote and are also invited to attend the Special Meeting. As a beneficial owner, however, you are not the stockholder of record, and you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy appointment form from the stockholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

ATTENDANCE AT THE SPECIAL MEETING AND ELIGIBILITY TO VOTE

     All holders of our common and preferred stock may attend the Special Meeting in person. Only holders of record of our common stock as of [May ___, 2005] may cast their votes in person at the Special Meeting.

VOTING OF SHARES WITHOUT ATTENDING THE SPECIAL MEETING

     Whether you hold your shares directly as stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting. You may vote by signing your proxy card or, for shares held in street name, by signing the voting instruction card included by your broker or nominee, and mailing it in the enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you hold your shares of record and sign your proxy card, but do not provide instructions, your shares will be voted as described below in “How are my votes counted?”

COUNTING OF VOTES

     You may vote “FOR,” “AGAINST” or “ABSTAIN” on the Transaction and “FOR”, “AGAINST” or “ABSTAIN” on the proposal granting the Company’s Board of Directors discretionary authority to adjourn the Special Meeting if necessary to satisfy the condition to completing the Transaction, including for the purpose of soliciting proxies to vote in favor of the Transaction (the “Adjournment Proposal”). If you “ABSTAIN” on the Transaction it has the same effect as a vote “AGAINST” the Transaction. If you vote “ABSTAIN” on the Adjournment Proposal, it has no effect on such proposal. If you sign and date your proxy form with no further instructions, your shares will be voted “FOR” the approval of the Transaction and “FOR” the approval of the Adjournment Proposal.

NO APPRAISAL OR DISSENTERS’ RIGHTS; ESCHEAT LAWS

     Stockholders do not have appraisal or dissenters’ rights under Delaware state law or Mercury’s Certificate of Incorporation or Bylaws in connection with the Transaction.

     The unclaimed property and escheat laws of each state provide that under circumstances defined in that state’s statutes, holders of unclaimed or abandoned property must surrender that property to the state. Persons whose shares are eliminated and whose addresses are unknown to Mercury, or who do not return their common stock certificate(s) and request payment therefore, generally will have a period of years (depending on applicable state law) from the effective date of the Transaction in which to claim the cash payment payable to them. Following the expiration of that period, the escheat laws of states of residence of stockholders, as shown by the records of Mercury, generally provide for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it or (ii) escheat of such property to the state. If Mercury does not have an address for the holder of record of the shares, then unclaimed cash-out payments, without interest, would be turned over to Mercury’s state of incorporation, the state of Delaware, in accordance with its escheat laws.

PURPOSE OF AND REASONS FOR THE TRANSACTION

     If approved, the Transaction will enable Mercury to terminate its registration as an SEC reporting company and thus terminate its obligation to comply with Section 404 of the Sarbanes-Oxley Act. The Transaction will also terminate Mercury’s obligation to file annual and periodic reports and make other filings with the SEC, although Mercury intends to continue to provide reports as to its financial condition and results of operation which Mercury expects may be accessed at www.pinksheets.com. The reasons for the proposed Transaction and subsequent termination of SEC registration include:

-	eliminating the costs of compliance with Section 404 of the Sarbanes-Oxley Act and related regulations estimated to be up to $3,000,000 through June 30, 2007 and approximately $500,000 per year thereafter;

-	affording stockholders holding fewer than 501 shares immediately before the Transaction the opportunity to receive cash for their shares at a price that represents a premium of approximately 19% over the closing price of $3.36 on March 21, 2005, which was the last trading day before the public announcement of the approval of the proposed Transaction by the Special Committee of the Board of Directors (“Special Committee”) and by the Board, without having to pay brokerage commissions and other transaction costs; and

-	reducing the substantial time that management and other employees will have to spend to implement the Section 404 internal controls certificate provisions of the Sarbanes-Oxley Act, thus enabling them to devote more of their time and energy to Mercury’s strategy and operations.

     Please read “Special Factors — Purpose of and Reasons for the Transaction” beginning on page 37.

BENEFITS OF THE TRANSACTION

     Benefits of the Transaction to Mercury are expected to include the following:

-	Mercury will benefit from eliminating the costs of compliance with Section 404 of the Sarbanes-Oxley Act and related regulations estimated to be up to $3,000,000 through June 30, 2007 and approximately $500,000 per year thereafter; and

-	Mercury will benefit from reducing the substantial time that management and other employees will have to spend to implement the Section 404 internal controls certificate provisions of the Sarbanes-Oxley Act, thus enabling them to devote more of their time and energy to Mercury’s strategy and operations.

     Benefits of the Transaction to affiliates of Mercury are expected to include the following:

-	assuming the exercise of all options that are exercisable within sixty days of the date of this proxy statement, Mercury’s officers and directors, including the CK Partners, which is a partnership owned and controlled by Messrs. Czyzyk and Kopko, will increase their percentage ownership in Mercury from 42.8% to 45.1%;

-	affiliated stockholders may benefit from the reduction in total shares outstanding or from the cost savings by Mercury not being public, either or both of which may result in higher earnings per share, which in turn may result in a higher price for their shares than they would have received if Mercury remained public;

-	Mercury’s officers and employees will benefit from eliminating the time and effort associated with implementation of the Section 404 internal controls certification provisions of the Sarbanes-Oxley Act; and

-	remaining affiliated stockholders may benefit from future operating results of Mercury.

     See “Special Factors— Purpose of and Reasons For the Transaction—Benefits of the Transaction” beginning on page 29 and “Special Factors—Interests of Mercury’s Directors and Officers in the Transaction” beginning on page 45.

     Benefits of the Transaction to unaffiliated stockholders of Mercury are expected to include the following:

-	Unaffiliated stockholders holding fewer than 501 shares immediately before the Transaction will have the opportunity to receive cash for their shares at a price that represents a premium of approximately 19% over the closing price of $3.36 on March 21, 2005, which was the last trading day before the public announcement of the approval of the proposed Transaction by the Special Committee and the Board, without having to pay brokerage commissions and other transaction costs;

-	Unaffiliated stockholders receiving $4.00 for their shares are receiving an amount that is within the range of implied equity values in the per share analysis presented by Imperial Capital, LLC (“Imperial Capital”), financial advisor to the Special Committee and the Board. (See “Special Factors—Opinion of Imperial Capital, LLC” beginning on page 46.)

-	remaining unaffiliated stockholders may benefit from the reduction in total shares outstanding or from the cost savings by Mercury not being public, either or both of which may result in higher earnings per share, which in turn may result in a higher price for their shares than they would have received if Mercury remained public; and-remaining unaffiliated stockholders may benefit from future operating results of Mercury.

     See “Special Factors — Purpose of and Reasons for the Transaction — Benefits of the Transaction” beginning on page 29.

DISADVANTAGES OF THE TRANSACTION

     Disadvantages of the Transaction to Mercury are expected to include the following:

-	Mercury’s working capital and assets will be decreased and/or indebtedness increased to fund the purchase of fractional shares, and to pay the other costs of the Transaction; and

-	the limited ability that Mercury has to raise capital in the public securities markets or to use its stock as an acquisition currency will be effectively eliminated.

     See “Special Factors—Disadvantages of the Transaction” beginning on page 31.

     Disadvantage of the Transaction to affiliates of Mercury are expected to include the following:

-	Mercury’s officers and directors, including CK Partners, are likely to experience reduced liquidity for their shares of common stock, even if the common stock trades on the “pink sheets”, and this reduced liquidity may adversely affect the market price of the common stock.

     See “Special Factors—Disadvantages of the Transaction” beginning on page 31.

     Disadvantages of the Transaction to unaffiliated stockholders of Mercury are expected to include the following:

-	the cash price offered to stockholders under the proposed Transaction could be less than the market price at the time the Board decides to implement the Transaction and is substantially less than the $5.14 book value of the Common Stock as of December 31, 2004;

-	remaining stockholders are likely to experience reduced liquidity for their shares of common stock, even if the common stock trades on the “pink sheets”, and this reduced liquidity may adversely affect the market price of the common stock;

-	less public information about Mercury will be required or available after the Transaction and officers will no longer be required to certify the accuracy of

Mercury’s financial statements, although Mercury currently intends to provide reports as to its financial condition and results of operations, which Mercury’s expects may be accessed at www.pinksheets.com (see “Special Factors— Purpose of and Reasons For the Transaction” beginning on page 28);

-	stockholders who are cashed out will be unable to participate in any future operating results of Mercury unless they buy stock after the Transaction; and

-	stockholders who are cashed out for $4.00 per pre-reverse share in the Transaction may receive less for their shares than they would if the common stock continued trading on the American Stock Exchange.

     See “Special Factors—Disadvantages the Transaction” beginning on page 31.

RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS

     At a meeting held on March 21, 2005, the Special Committee , consisting of two independent directors, Messrs. Michael Janowiak and Angelo Pusateri, unanimously determined that the Transaction and the $4.00 cash consideration per pre-split share to be paid to stockholders who hold less than 501 shares of common stock before the Transaction (“cash consideration”) are advisable, fair to and in the best interests of Mercury and its stockholders, including all unaffiliated stockholders of Mercury (both those receiving the cash consideration and those remaining as stockholders following the Transaction), and the Special Committee recommended that the Board approve the Transaction. See “Special Factors — Recommendation of the Special Committee.”

     At a meeting held on March 21, 2005, the Board unanimously determined that the Transaction and the cash consideration to be paid to stockholders who hold less than 501 shares of common stock before the Transaction are advisable, fair to and in the best interests of Mercury and its stockholders, including all unaffiliated stockholders of Mercury (both those receiving the cash consideration and those remaining as stockholders following the Transaction). The Board of Directors has determined that the Transaction is advisable and in the best interests of Mercury and its unaffiliated stockholders. The Board of Directors, with Messrs. Kopko and Czyzyk abstaining, therefore unanimously approved the Transaction and recommends that you vote “FOR” approval of this matter at the Special Meeting.

     The Special Committee and the Board of Directors itself both considered a number of factors that they believe supports their determination that the Transaction is substantively and procedurally fair to Mercury ‘s unaffiliated stockholders, including each of the following factors:

-	current and historical market prices;

-	net book value and net tangible book value;

-	going concern value;

-	earnings of Mercury;

-	prices at which Mercury has repurchased shares;

-	the opinion and presentation of the Special Committee’s financial advisor;

-	limited liquidity of Mercury’s common stock;

-	future cost savings;

-	interests of unaffiliated stockholders who will remain; and

-	certain negative considerations.

     For a complete discussion of the factors that were considered by the Special Committee and the Board of Directors to determine fairness, see “Special Factors — Recommendation of the Special Committee” beginning on page 34 and “Special Factors — Recommendation of the Board; Fairness of the Transaction” beginning on page 39.

RECENT MARKET PRICE OF MERCURY’S COMMON STOCK AND MARKET PRICE FOLLOWING ANNOUNCEMENT OF THE PROPOSED TRANSACTION

     The closing price of Mercury ‘s common stock on March 8, 2005 the day before the public announcement that the Special Committee was considering the Transaction, was $4.49 per share. The closing price of Mercury ‘s common stock on March 21, 2005, the last trading day before the public announcement of the approval of the proposed Transaction by the Special Committee and the Board, was $3.36 per share.

FAIRNESS OPINION OF FINANCIAL ADVISOR

     Imperial Capital, financial advisor to the Special Committee, has delivered to the Special Committee and to the Board its written opinion to the effect that, as of the date of such opinion and based upon and subject to the matters stated in the opinion, the cash consideration to be paid to those stockholders of Mercury receiving such consideration, other than Mercury’s current directors and executive officers, including CK Partners and their respective affiliates (collectively, “affiliates of Mercury”), as to whom Imperial Capital expressed no view, is fair, from a financial point of view, to such stockholders. The full text of the written opinion of Imperial Capital, which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Appendix B to this proxy statement. You should read the opinion carefully and in its entirety, along with the discussion under “Special Factors — Opinion of Imperial Capital, LLC” beginning on page 46.

     The opinion of Imperial Capital is directed to the Special Committee of Mercury’s Board of directors and to Mercury’s Board of Directors and addresses only the fairness from a financial point of view of the cash consideration to be paid in the proposed Transaction to stockholders other than affiliates of Mercury, and does not constitute a recommendation to any stockholder as to how such stockholder should vote at the Special Meeting.

EFFECTS OF THE TRANSACTION

     As a result of the Transaction, Mercury anticipates that:

-	Mercury’s stockholders holding fewer than 501 shares of Mercury’s common stock at the effective time of the Transaction will receive a cash payment from Mercury of $4.00 per share, without interest, for each share of common stock held immediately prior to the Transaction;

-	Mercury ‘s stockholders holding 501 or more shares of Mercury ‘s common stock at the effective time of the Transaction will continue to hold the same number of shares of Mercury ‘s common stock after completion of the Transaction and will not receive any cash payment;

-	Mercury’s preferred stockholders will continue to hold the same number of shares of Mercury’s preferred stock after completion of the Transaction and will not receive any cash payment;

-	the officers and directors of Mercury at the effective time will continue to serve as the officers and directors of Mercury immediately after the Transaction;

-	Mercury believes it will have fewer than 300 holders of record of common stock and therefore be eligible to terminate registration of its common stock with the SEC, which will terminate its obligation to continue filing periodic reports and proxy statements pursuant to the Exchange Act, although Mercury currently intends to continue to provide reports as to its financial condition and results of operation which Mercury expects may be accessed at www.pinksheets.com;

-	Mercury will not be be required to comply with Section 404 of the Sarbanes-Oxley Act, the cost of which is estimated to be up to $3,000,000 through June 30, 2007 and approximately $500,000 per year thereafter;

-	Mercury’s common stock will no longer be listed on the American Stock Exchange, any trading in its common stock will only occur in the over-the-counter markets or in privately negotiated sales, and its common stock will likely only be quoted in the “pink sheets”;

-	outstanding options held by Mercury’s employees, officers and directors to acquire Mercury’s common stock will remain outstanding following the Transaction;

-	the number of Mercury’s stockholders of record will be reduced from approximately 331 to approximately 33, and the number of outstanding shares of Mercury’s common stock will be reduced by approximately 6.3%, from 3,056,355 shares, to approximately 2,863,742 shares;

-	assuming exercise of all options exercisable within sixty days of the date of this proxy statement, the percentage ownership of Mercury’s common and preferred stock beneficially owned by the directors and officers of Mercury as a group will increase from 42.8% to 45.1% based on shares outstanding as of March 1, 2005. Because Mercury’s common and preferred stockholders vote as a single class on all matters presented to the stockholders (including the Transaction), the Transaction will not affect control of Mercury;

-	aggregate stockholders’ equity of Mercury as of December 31, 2004, will be reduced from $15,700,000 on a historical basis to approximately $14,625,000 on a pro forma basis;

-	the book value per share of common stock as of December 31, 2004, will be reduced from $5.14 per share on a historical basis to approximately $5.11 per share on a pro forma basis;

-	Mercury will pay cash of approximately $1,092,000 in the aggregate, net of tax benefits, to repurchase fractional shares and pay the costs of the Transaction; and

-	Mercury expects its business and operations to continue as they are currently being conducted and, except as disclosed in this Proxy Statement, the Transaction is not anticipated to have any effect upon the conduct of such business.

     See “Special Factors — Certain Effects of the Transaction” beginning on page 52.

ALTERNATIVES CONSIDERED

     Prior to deciding to pursue the Transaction, Mercury considered and rejected a number of alternatives, including a cash tender offer at a similar price per share, cash-out merger, purchase of shares in the open market, reverse stock split without a forward stock split, and a sale of certain divisions of Mercury.

  See “Special Factors - Alternatives Considered” beginning on page 33.

CONDITIONS TO COMPLETION OF THE TRANSACTION

     The completion of the Transaction depends upon the approval of the proposed amendment to Mercury’s Certificate of Incorporation that will implement the Transaction by the holders of at least a majority of Mercury’s outstanding shares of common and preferred stock, voting as a single class. A copy of the Amended and Restated Certificate of Incorporation effecting both the reverse split and the forward split following immediately thereafter is attached as Appendix A to this proxy statement.

RESERVATION OF RIGHTS

     Mercury’s Board of Directors reserves the right to abandon the Transaction without further action by its stockholders at any time before the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, even if the Transaction has been authorized by Mercury’s stockholders at the Special Meeting, and by voting in favor of the

Transaction you are also expressly authorizing Mercury’s Board of Directors to determine not to proceed with the Transaction if it so decides. See “Special Factors — Reservation of Rights” beginning on page 61.

SOURCE OF FUNDS; FINANCING OF THE TRANSACTION

     Mercury estimates that the total funds required to pay the consideration to stockholders entitled to receive cash for their shares and to pay the costs of the Transaction will be approximately $1,092,000, net of taxes. The consideration to stockholders and the costs of the Transaction will be paid from working capital of Mercury and amounts available under Mercury’s loan agreement with the Bank of America, N.A. (“Bank of America”). See “Special Factors — Source of Funds; and Financing of the Transaction” on page 56.

CONFLICTS OF INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS, INCLUDING CK PARTNERS

     Mercury’s directors and executive officers, including CK Partners, may have interests in the Transaction that are different from your interests as a stockholder, and have relationships that may present conflicts of interest, including the following:

-	each member of Mercury’s Board of Directors, except Michael Janowiak, and each of Mercury’s executive officers, except Kent Rosenthal, hold 501 or more shares of Mercury common stock and will retain their shares after the Transaction;

-	each member of Mercury’s Board of Directors and each of Mercury’s executive officers, except Kent Rosenthal, holds options to purchase more than 501 shares of Mercury common stock, which will remain outstanding after the Transaction; and

-	as a result of the Transaction, the stockholders who own of record at the effective time of the Transaction 501 or more shares, including Mercury’s Board members and the majority of Mercury’s executive officers, including CK Partners, will increase their percentage ownership in Mercury as a result of the Transaction. For example, assuming the Transaction is approved, the beneficial ownership percentage of the current directors and executive officers of Mercury as a group in Mercury’s common and preferred stock will increase from approximately 42.8% to 45.1% as a result of the reduction of the number of shares of common stock outstanding by approximately 192,613 shares.

     See “Special Factors — Interests of Mercury’s Directors and Officers in the Transaction” on page 45.

EXCHANGE OF CERTIFICATES

     Promptly after the Transaction, Mercury will send a letter of transmittal and instructions to effect the surrender of certificates for Mercury ‘s common stock to all stockholders who, based on information available to Mercury, appear to be holders of fewer than 501 shares of Mercury ‘s common stock in any one account. Upon surrender of a certificate for cancellation to Mercury together with such letter of transmittal, duly completed and executed, the holder of the certificate will receive a cash payment of $4.00 per share, without interest, from Mercury. See “The Proposed Amendment — Exchange of Certificates” beginning on page 70.

EFFECTUATION OF THE TRANSACTION

     Assuming the Transaction is approved by the stockholders at the Special Meeting held on [June ___, 2005], then, as soon as practicable thereafter, Mercury intends to file the proposed Amended and Restated Certificate of Incorporation effectuating the reverse and forward stock splits.

DATE OF COMPLETION OF THE TRANSACTION

     Mercury expects the Transaction to be completed at 11:59 p.m. on [June ___, 2005], or as soon as reasonably practicable thereafter.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     Generally, for stockholders who hold fewer than 501 shares of common stock before the Transaction, the receipt of cash for fractional shares will be treated for tax purposes in the same manner as if the shares were sold in the market for cash. Stockholders who will remain stockholders of Mercury following the Transaction should not be subject to taxation as a result of the Transaction. Tax matters are very complicated, and the tax consequences to you of the Transaction will depend on your own situation. Please read “Special Factors — U.S. Federal Income Tax Consequences” beginning on page 57.

QUESTIONS AND ANSWERS ABOUT RESTRUCTURING YOUR SHARE OWNERSHIP

Q:	IF I OWN FEWER THAN 501 COMMON SHARES, IS THERE ANY WAY I CAN CONTINUE TO BE A STOCKHOLDER OF MERCURY AFTER THE TRANSACTION?

A:	If you own fewer than 501 common shares before the reverse stock split, the only way you can continue to be a stockholder of Mercury after the Transaction is to purchase, prior to the effective date, sufficient additional shares to cause you to own a minimum of 501 shares on the effective date. Mercury cannot assure you, however, that any shares will be available for purchase.

Q:	IS THERE ANYTHING I CAN DO IF I OWN 501 OR MORE COMMON SHARES, BUT WOULD LIKE TO TAKE ADVANTAGE OF THE OPPORTUNITY TO RECEIVE CASH FOR MY SHARES AS A RESULT OF THE TRANSACTION?

A:	If you own 501 or more common shares before the Transaction, you can only receive cash for all of your shares if, prior to the effective date, you reduce your stock ownership to fewer than 501 shares by selling or otherwise transferring your shares. Mercury cannot assure you, however, that any purchaser for your shares will be available.

Alternatively, before the effective date, you could divide the shares you own among different record holders so that fewer than 501 shares are held in each account. For example, you could divide your shares between your own name and a brokerage account so that fewer than 501 shares are held in each account.

Q:	WHAT HAPPENS IF I OWN A TOTAL OF 501 OR MORE COMMON SHARES BENEFICIALLY, BUT I HOLD FEWER THAN 501 COMMON SHARES OF RECORD IN MY NAME AND FEWER THAN 501 COMMON SHARES WITH MY BROKER IN “STREET NAME”?

A:	An example of this would be if you have 251 common shares registered in your own name with Mercury’s Transfer Agent, and you have 250 common shares held through your broker in “street name.” Accordingly, you are the beneficial owner of 501 shares, but you do not own 501 shares of record or beneficially in street name. If this is the case, as a result of the Transaction, you would receive cash for the 251 shares you hold of record and the 250 shares held in street name.

Q:	IF I OWN AT LEAST 501 COMMON SHARES, BUT THE SHARES ARE SPLIT AMONG RECORD OWNERS AS DESCRIBED ABOVE SO THAT NO RECORD OWNER HOLDS AT LEAST 501 COMMON SHARES, BUT I WISH TO CONTINUE TO OWN COMMON STOCK OF MERCURY AFTER THE TRANSACTION, WHAT CAN I DO?

A:	Before the effective date, you could put all of the shares you own beneficially in one record name, either in your name or in street name, so that the total shares you own that are held of record in the same name is at least 501 shares, and then you would continue to be a stockholder after the effective date.

Q:	SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A:	No. After the Transaction has been completed, Mercury will send instructions on how to receive any cash payments you may be entitled to receive.

SPECIAL FACTORS

CORPORATE DEVELOPMENTS IN LAST FOUR YEARS

Sale of FBOs

     Mercury sold all of its Fixed-Based Operations (“FBO’s”), excluding the Long Beach FBO, to Allied Capital Corporation (“Allied Capital”) on April 12, 2004. Mercury received cash consideration of $76,349,000, subject to adjustment, for the FBOs. The following gives a background description of that transaction (the “Allied Transaction”).

     For the period ended June 30, 2002, Mercury was in violation of certain financial covenants of its then existing senior secured credit facility held by Fleet National Bank (“Senior Secured Credit Facility” or “Facility”) and a promissory note with J.H. Whitney Mezzanine Fund, L.P., one of its creditors (the “Whitney Note”). These violations were as follows:

a.	The Company’s capital expenditures for the twelve month period ended June 30, 2002 were $4,500,000 exceeding the maximum allowable capital expenditures of $4,000,000 by $500,000; and

b.	After the restatement of the Company’s quarterly financial results for the second and third quarters of fiscal 2002 to: 1) correct its accounting to properly record leasehold amortization expenses for its cargo operations; 2) to write off costs associated with unsuccessful financing transactions; 3) to correct its accounting for certain FBO operating expenses; and 4) to recognize additional compensation expenses resulting from changes in stock option terms, Mercury reported quarterly net losses of $31,000 and $380,000 for the second and third quarters of fiscal 2002, respectively, in violation of the quarterly minimum net earnings covenant of $1 for those quarters.

     During discussions with the senior secured lender, it advised Mercury that it was its preference not to amend the loan agreement or waive the default conditions, but rather have Mercury enter into a new credit facility with another senior lender that would allow Mercury to repay in full the outstanding obligations on the Senior Secured Credit Facility. During the third and fourth quarters of fiscal 2002 and the first and second quarters of fiscal 2003 Mercury held discussions with several financial institutions with the intent to prepay both the Senior Secured Credit Facility and the Whitney Note. As a result of those discussions, Mercury was able to secure a new senior secured lender. Foothill Capital Corporation (“Foothill”), now known as Wells Fargo Foothill, to provide a senior credit facility that would provide up to $42,500,000 in financing with $12,500,000 being in the form of a term loan with up to $30,000,000 in the form of a revolving credit line based on eligible customer accounts receivable. Mercury, however, was not able to secure an acceptable subordinated loan facility to replace the Whitney Note. Mercury then initiated talks with Whitney regarding amending the terms of the existing note. Table of Contents

     These discussions culminated on December 30, 2002, when Mercury entered into a new senior credit facility (the “New Facility”) with Foothill as agent for the lenders (the “Lenders”) parties thereto, for the purpose of refinancing the existing Senior Secured Credit Facility as well as for general working capital, and amended the existing Whitney Note. At closing, the Company received $16,923,000 from the New Facility and disbursed the funds as follows:

1.	Repayment of existing Senior Debt, including accrued interest:	$13,533,000
2.	Agent fee to the Company’s Financial Advisor:	1,000,000
3.	Closing fee to Lender:	870,000
4.	Accrued interest to JH Whitney on Senior Subordinated Note:	840,000
5.	Note amendment fee to JH Whitney:	270,000
6.	Closing fees:	410,000

	Total disbursement at closing	$16,923,000

     In addition, the Lenders issued letters of credit in the amount of $16,364,000 at closing that were secured by the New Facility.

     The Whitney Note was secured by Mercury’s assets, subordinated to a senior creditor position held by Foothill. Warrants to purchase an additional 5% of Mercury’s common stock, exercisable for nominal consideration, would have been issued if the principal amount of the Whitney Note was not prepaid by December 31, 2003. Warrants to purchase a second 5% of Mercury’s common stock, exercisable for nominal consideration, along with an additional note in the original principal amount of $5,000,000 would also have been issued if the outstanding principal amount of the Whitney Note was greater than $12,000,000 after December 31, 2003 (collectively, the “Whitney Note Penalty Provisions”). In addition, beginning in January 2004 and continuing through June 2004, the interest rate on the Whitney Note would have increased by 1% per annum each month up to a maximum rate of 18%. Mercury was also required to prepay all outstanding principal on the Whitney Note and any additional note on December 31, 2004 but Mercury’s failure to make such prepayment would not have entitled the holder to accelerate the balance on the outstanding Whitney Note or outstanding additional note. The Whitney Note included covenants that, among other matters, limited senior indebtedness, the payment of dividends, the disposition of assets, requirements for a minimum EBITDA (a financial measure of cash flow representing earnings before interest, taxes, depreciation and amortization) and capital expenditure limitations.

     As previously required by the Whitney Note, Mercury formed committees consisting of independent directors to seek opportunities for asset and other financing transactions, with a view to reducing Mercury’s total debt.

     Beginning in December 2002, Mercury was engaged in discussions with financial institutions proposing to purchase and lease back to Mercury certain FBO assets (“sale- leaseback”). Mercury engaged DAMG Worldwide, L.L.C. (“DAMG”) on a non-exclusive basis, to manage and participate in a public finance vehicle for the sale-leaseback of ten FBOs. Other participants included Bear Stearns, and Ambac Insurance with Standard and Poors (“S&P”) providing a bond rating. DAMG investigated the establishment of a special purpose entity which was to receive a bond rating in order to raise funds and effect the sale-leaseback transaction. Mercury abandoned the sale-leaseback process in September 2003 after S&P failed to deliver a timely and satisfactory bond rating of the special purpose entity, Ambac Insurance indicated that they would no longer participate and the engagement with DAMG expired.

     Beginning in January 2003, Mercury was responding to numerous solicited and unsolicited verbal purchase offers on the sale of certain FBOs. These responses resulted in three written proposals for the acquisition of selected FBOs. Two offers were contingent on airport lease extensions, which were not obtainable on a timely basis for those specific FBOs and the third offer was subject to financing through a leveraged buyout over a two year period.

     During the same time period, Mercury also responded to indications of interest regarding MercFuel, Inc. (“MercFuel”), Mercury’s fueling subsidiary, and Mercury Air Cargo, Inc. (“Cargo”), Mercury’s cargo-handling facility. With regard to MercFuel, a non-binding indication of interest had been received at a price of $15,000,000, which at less than three times cash flow from operations was deemed by management to be unacceptable. With regard to Cargo, discussions with an interested party failed to result in a formal offer as a result of an indication of a purchase price of less than two times cash flow from operations. Beginning in August 2001, Mercury retained Bank America Securities, LLC to market its government services business (“Maytag”) and were unable to obtain any acceptable offers that adequately reflected the value of Maytag.

     In February 2003, Mercury engaged, on a non-exclusive basis, the investment banking firm of ARGI to market some of its individual FBOs, and on February 28, 2003, Mercury engaged Imperial Capital to, among other things, assist management in evaluating interest from a list of buyers for certain of Mercury’s assets, including Mercury’s FBO subsidiary, Mercury Air Centers, Inc. (“Air Centers”), and advising management in the potential sale of such assets. These buyers consisted of both buyers who were interested in purchasing Mercury’s assets in order to make a short-term profit (“Financial Buyers”) and buyers who were interested in purchasing Mercury’s assets in order to expand or complement their existing businesses (“Strategic Buyers”). The efforts of the two investment banking firms preceded separately in that ARGI was to arrange for a sale of individual FBO’s while Imperial Capital was to arrange for the sale of one or more divisions of the Company. The efforts of the two investment banking firms were coordinated by Joseph Czyzyk, Chief Executive Officer. Following its engagement, ARGI held discussions with more than 20 qualified domestic and international acquirers about the purchase of one or more of Mercury’s FBOs. Their efforts resulted in eight separate purchase offers, four of which were for one particular location and four of which were for multiple locations. Five of the eight offers allowed the potential purchasers unlimited time to perform due diligence, which was unacceptable to Mercury due to the timing requirements of the principal reduction conditions associated with the Whitney Note. Of the offers originated by ARGI, seven of the offers were determined to be unacceptable because the amounts offered were from 15% to 30% lower than the amounts that Mercury had advised ARGI to sell the FBO’s for, and if accepted, would have provided insufficient proceeds for Mercury to retire the required amount of principal in the Whitney Note. The one financially adequate offer was not consummated or pursued by the potential buyer for reasons that the potential buyer elected not to disclose to Mercury.

     Imperial Capital was engaged specifically to identify, solicit and negotiate with interested and qualified parties for the purpose of selling significant assets or entire businesses belonging to Mercury adequate to yield sufficient proceeds so that Mercury would be able to repay the necessary amount of debt it was obligated to pay pursuant to the New Facility and the Whitney Note so that the Whitney Note Penalty Provisions would not apply. Pursuant to these documents, the minimum required amount to be repaid was $24,250,000 ($12,500,000 to Foothill and $12,000,000 to Whitney) by December 31, 2003. In order to yield that amount on an after-tax and expenses basis, Mercury instructed Imperial Capital to seek to sell significant assets or businesses belonging to Mercury for at least $30,000,000. Imperial Capital obtained necessary historical financial and operational history of the different businesses Mercury was engaged in and contacted fourteen potential purchasers (including Allied Capital) to solicit their interest, first by qualifying their financial capabilities and their historical acquisition experience, and second by engaging them in confidentiality agreements followed by provision of selected financial and operational information, resulting in offer to acquire letters. With the assistance of management, Imperial Capital prepared information and financial analyses describing the operations of each of Mercury’s business divisions, including Air Centers. Information was distributed by Imperial Capital to the fourteen potential financial and strategic buyers, ten of which were financial and four of which were strategic, each of which had expressed interest in receiving further information and signed confidentiality agreements to receive such information. Following its engagement, Imperial Capital received six offers for the stock and/or substantially all of the assets of Air Centers or certain assets of Air Centers. Four of these bidders, who had held meetings with Mercury’s management and conducted due diligence, sought to purchase certain assets of Air Centers. Three of the offers were subject to the bidders obtaining necessary financing. In addition, several other parties were contacted, executed a confidentiality agreement, and received information, but chose not to issue a proposal. Below is a summary, in chronological order, of the definitive bids received:

     In June, 2003 Mercury’s senior management began to deal directly with representatives from Party A. On July 30, 2003, Party A mailed a Letter of Intent to Mercury to purchase Mercury’s Charleston, SC FBO and Mercury’s Johns Island, SC FBO. On July 30, 2003, Party A mailed a Letter of Intent to Mercury for the purchase of Mercury’s FBOs in Reno, NV; Jackson, MS; and Nashville, TN. On August 18, 2003, Party A mailed a revised Letter of Intent for the purchase of the Mercury FBO in Nashville, TN because they had determined that their ability to conclude the sale of that FBO could be hampered by a Hart Scott Rodino (“HSR”) violation as Party A owned and operated the only other FBO competing with Mercury’s FBO at Nashville, TN Airport.

     During August and September, 2003 Party A proposed purchasing a total of four of Air Center’s FBOs. Party A submitted an offer to acquire these four FBOs, which collectively generated EBITDA of approximately $3,300,000, for total consideration of $20,000,000, representing an EBITDA multiple of 6.1x.

     On March 28, 2003, Party B submitted an initial proposal to purchase seven of Air Centers’ FBOs, with total EBITDA of approximately $6,600,000, and other Air Centers’ assets for total consideration of $25,800,000. On April 24, 2003, Party B submitted a revised proposal for eight of Air Centers’ FBOs, with total LTM EBITDA (latest twelve months EBITDA) of approximately $7,900,000 as of February 2003, for total consideration of $37,900,000, representing an EBITDA multiple of approximately 4.7x. On May 5, 2003, Mercury made a counter proposal to Party B which entailed the sale of six of Air Centers’ FBOs, with total EBITDA multiple of approximately $4,400,000, for total consideration of $30,900,000, representing an EBITDA multiple of approximately 7x.

     On May 7, 2003, Party C submitted an initial proposal, which entailed the purchase of ten FBOs, with total EBITDA of approximately $7,000,000, for total consideration of $31,000,000, representing an EBITDA multiple of 4.4x. In June 2003, Party C submitted a subsequent offer for nine FBOs, with total EBITDA of $5,500,000, for total consideration of $29,100,000, representing an EBITDA multiple of 5.3x.

     On May 28, 2003, Party B made a counterproposal which entailed the purchase of six

FBOs, with total LTM EBITDA of approximately $4,400,000 as of March 2003, for total consideration of $21,500,000, representing an EBITDA multiple of approximately 4.9x.

     On June 10, 2003, Party C submitted a revised offer for nine of Air Centers’ FBOs, with total EBITDA of $5,600,000, for $36,600,000 in cash, representing an EBITDA multiple of 7.6x.

     In July 2003, Mercury engaged in discussions with a foreign investor who proposed to acquire all of Mercury’s FBOs, proposing a step transaction including cash and notes. Mercury rejected the offer due to the investor’s inability to verify and guarantee the availability of the funds.

     In July 2003, Mercury began to engage in discussions with Allied Capital for the acquisition of Mercury’s FBOs.

     On July 31, 2003, Party C submitted a revised offer for fourteen FBOs at a purchase price of $58,800,000 million, representing an EBITDA multiple of approximately 5.8x. On August 1, 2003, Party C issued a final proposal for substantially all of Air Centers FBOs for a total purchase price of $77,800,000 million, representing an EBITDA multiple of 6.3x. Each of Party C’s offers was subject to Party C successfully obtaining adequate senior and subordinated debt financing. Further, Party C’s never completed any due diligence.

     In August 2003, Mercury’s management determined not to pursue Party C’s final proposal based on (i) the financing contingency, and concerns by Mercury’s management of Party C’s ability to obtain the necessary financing, given Party C’s high degree of leverage; (ii) lack of certainty of closure on proposed terms; and (iii) Party C’s concerns regarding the construction obligations relating to the Los Angeles FBO.

     In August 2003, Party D submitted a verbal preliminary indication of interest for all Air Centers’ FBOs in the range of $65,000,000 to $70,000,000 million in cash, subject to financing.

     On August 14, 2003, Allied Capital submitted an initial Letter of Intent (“LOI”) for the purchase of all of the capital stock of Air Centers (all of Mercury’s FBOs) for a purchase price of $79,000,000 million in cash (subject to adjustment based on Air Centers’ net working capital as of the transaction closing date) and the assumption of Mercury’s and Air Centers’ liabilities for construction or renovations at Air Centers’ FBOs under existing agreements. The LOI provided, among other things, for Allied Capital to perform due diligence and the parties to work toward the negotiation, preparation and execution of a definitive agreement subject to certain exceptions. Mercury and Air Centers agreed to work exclusively with Allied Capital for a 45 day “No-Shop” period.

     On September 29, 2003, after performing additional due diligence and several weeks of negotiations, Mercury, Air Centers and Allied Capital entered into an LOI, which replaced the August 14, 2003 LOI. The new LOI provided for the purchase of all of the capital stock of Air Centers for a purchase price of $88,600,000 million in cash (subject to adjustment based on Air Centers’ net working capital as of the transaction closing date). Allied Capital agreed to assume all of Mercury’s and Air Centers’ liabilities for construction or renovations at Air Centers’ FBOs under existing agreements, the amount of which would be deducted from the $88,600,000 million of cash proceeds on the transaction closing date (effectively a $70,000,000 purchase price, representing an EBITDA multiple of 5.7x). The LOI also provided for Allied Capital to commence negotiations with J.H. Whitney Mezzanine Fund, L.P. regarding the execution and delivery of a binding agreement for the purchase by Allied Capital of the Whitney Note, and with Mercury regarding execution and delivery of a binding stock purchase agreement, both agreements to be executed simultaneously on or before October 8, 2003, with closing of the stock purchase to occur on or before December 31, 2003. Allied Capital agreed to remove the Whitney Note Penalty Provisions in the event it purchased the Whitney Note. The LOI provided, among other things, for Allied Capital to perform due diligence, and the parties to work together toward the negotiation, preparation and execution of a definitive agreement.

     Mercury and Air Centers agreed to work exclusively with Allied Capital for a No-Shop period ending October 8, 2003.

     Negotiations between Party A and Mercury were ongoing until Mercury’s execution of the September 29, 2003 LOI with Allied Capital. Mercury’s senior management determined that a transaction with Party A and Mercury for the four FBOs would have resulted in a significant tax expense to Mercury of approximately $4,000,000, resulting from the low tax base of these FBOs thereby not providing Mercury with sufficient capital to avoid the Whitney Note Penalty Provisions without additional asset sales. In addition, management was concerned that Party A would not be in a position to purchase all of Air Centers’ FBOs due to potential regulatory issues under the HSR Act and certain issues which had not yet been resolved. Party A was given the opportunity to pursue discussions regarding the acquisition of all of the FBO locations but declined. Mercury’s management determined to instead pursue the Allied Capital transaction.

     In October 2003 and November 2003, Mercury received two additional offers for one or more FBOs. Pursuant to the terms of the LOI and the stock purchase agreement, respectively, Mercury notified Allied Capital of these offers.

     On October 9, 2003, Mercury, Air Centers and Allied Capital extended the No-Shop period and the date for purchase of the Whitney Note and execution of a binding stock purchase agreement for the purchase of Air Centers to October 16, 2003.

     On October 14, 2003, Mercury, Air Centers and Allied Capital extended the No-Shop period and the date for purchase of the Whitney Note and execution of a binding stock purchase agreement for the purchase of Air Centers to October 29, 2003.

     On October 23, 2003, at a telephonic meeting, the Mercury Board reviewed Allied Capital’s offer in detail. Prior to the Board meeting, the Secretary of the Corporation distributed a copy of the most recent draft of the stock purchase agreement with Allied (“Allied Stock Purchase Agreement”), and Imperial Capital distributed a draft fairness opinion to the members of the Board of Directors of Mercury. Two representatives of Imperial Capital attended the Board meeting, made a presentation to the Board with respect to the Allied Transaction, issued its final opinion indicating that the Allied Transaction is fair to Mercury’s stockholders from a financial point of view, in substantially the form of the draft opinion that was previously distributed, and answered questions pertaining to its due diligence, methodology and the contents of the fairness opinion.

     October 28, 2003 Allied Capital purchased the Whitney Note and simultaneously, Mercury, Air Centers and Allied Capital entered into the Allied Stock Purchase Agreement.

     On October 27, 2003, the day immediately preceding the public announcement of the Allied Transaction, the closing price of Mercury Common Stock on the American Stock Exchange was $8.00.

     On November 26, 2003, Signature Flight Support Corporation (“Signature”), previously identified herein as Party A, filed a complaint in the Federal District Court, Central District of California, against Air Centers (the former FBO division of Mercury that was the subject of the Allied Stock Purchase Agreement) and Allied Capital alleging: 1) breach of contract against Air Centers; 2) tortious interference with contract against Allied Capital; 3) tortious interference with prospective economic advantage against Allied Capital; and 4) unfair business practices against Mercury and Allied Capital. Mercury agreed to indemnify Allied Capital and its affiliates (including, without limitation, Air Centers after the closing of the FBO sale), directors, officers, agents, employees and controlling persons from any liability, obligation, losses or expenses to which Allied Capital may become subject as a result of the complaint. On January 26, 2005 the Federal District Court granted Allied Capital’s motion for summary judgment dismissing all claims against Allied Capital with prejudice. The Court also granted Mercury Air Centers motion in part dismissing in its entirety Signature’s unfair business practices claim and holding that the substantive deal terms of the parties’ executed letter of intent were non-binding. The sole remaining claim of Signature is for breach of the stand-down provision within the disputed letter of intent between the parties. The Court limited Signature’s damages in that claim to reasonable out of pocket costs and expenses, and set the amount of damages at $160,000 if Signature proves the existence of a binding contract and material breach thereof. This matter is expected to be appealed. In addition, on September 22, 2004, Signature filed a complaint against Mercury Air Group, Inc. in Los Angeles Superior Court, alleging unfair business practices, tortious interference with contract and prospective economic advantage and fraud. Mercury has filed a counterclaim against Signature and others for fraud, negligent misrepresentation and other claims in the Los Angeles Superior Court action. Signature filed an amended complaint on or about February 1, 2005. Mercury believes these allegations have no merit and will also be vigorously disputed and defended. In the opinion of management, the ultimate resolution of these complaints will not have a material effect on Mercury’s consolidated financial statements.

     The sale of the FBO assets to Allied Capital closed on April 12, 2005. Imperial Capital received $300,000 from Mercury in connection with the sale to Allied Capital - $262,500 for services in connection with the purchase of the Whitney Note by Allied Capital and the execution of the Allied Stock Purchase Agreement, and $37,500 for rendering the fairness opinion.

Special Dividend

     On October 6, 2004, Mercury announced that its Board of Directors declared a one-time special dividend totaling $17,500,000, or approximately $5.45 to $5.60 per share that would be payable on a pro rata basis to holders of record of its common stock as of the close of business on October 18, 2004. On October 5, 2004, the day immediately preceding the public announcement of the special dividend, the closing price of the common stock on the American Stock Exchange was $5.39. The Board of Directors declared the one-time special cash dividend after a lengthy review of strategic goals in light of the sale of the FBO business. The dividend was paid on November 5, 2004. The dividend was paid from cash on hand and a $10,000,000 cash advance on the loan agreement with Bank of America. Based on 3,056,355 shares of its common stock outstanding as of the close of business on October 18, 2004, the dividend payable per common share was $5.70. The amount payable per share of common stock was net of the mandatory dividend payments of approximately $70,000 on Mercury’s outstanding preferred stock as of the dividend payment date of November 5, 2004.

BACKGROUND OF THE TRANSACTION - BOARD AND SPECIAL COMMITTEE DELIBERATIONS

     At a Board meeting on February 2, 2005, the Board of Directors formally asked management to consider the topic of SEC deregistration and delisting from the American Stock Exchange . The Board’s interest in deregistration as an SEC reporting company was the result of the Audit Committee report of estimated costs by outside consultant SenPro Consulting/Casey & Co. for implementation of Section 404 internal controls certification provisions of the Sarbanes-Oxley Act. In selecting SenPro Consulting/Casey & Co., the former CFO of the Company reviewed the costs, availability and background of a number of consultants engaged in Sarbanes-Oxley Compliance analyses. The former CFO had a long standing business relationship with a high ranking officer of the Casey Group of Parsippany, NJ. The Casey Group has specialized experience in IT evaluation and enterprise driven work. The Casey Group in turn contacted and hired SenPro Consulting for its specific Sarbanes-Oxley expertise. SenPro consultants came to the Company with experience working with 10 accelerated filer companies and specific experience dealing with the needs of small cap companies. Except as set forth above, no material relationship existed during the past two years or is mutually understood to be contemplated between SenPro Consulting/Casey & Co. and/or its affiliates and the Company and/or its affiliates.

     At the February 2, 2005 Board meeting, the Board discussed the high cost of maintaining the status quo and complying with the Section 404 Internal Controls Certification provisions, and the cost-savings benefits of SEC deregistration in light of the Company’s lack of liquidity for its common stock. The Board also discussed that the Company’s common stock would likely be quoted on the “pink sheets.” At this meeting, the Board discussed certain matters with Mercury’s outside legal counsel, McBreen & Kopko (“M&K”). M&K is a law firm of which Frederick H. Kopko, Jr. is a partner. The matters discussed with M&K included, potential methods for deregistration as an SEC reporting company, which would require Mercury to reduce the number of stockholders of record of its common stock to less than 300. At this meeting the Board of Directors formed the Special Committee, which consisted of two independent directors to consider delisting and deregistering the Company’s common stock. The Board of Directors also discussed at this meeting the advisability of continuing to utilize M&K as its outside legal counsel. The Board of Directors determined that, due to M&K’s knowledge of the Company, it would be in the best interests of the Company and its stockholders to continue to use M&K as its outside legal counsel, however, the Board of Directors also determined that it would be in the best interests of the Company and its stockholders to also utilize an independent legal counsel to advise the Special Committee in connection with a possible deregistration and delisting.

     Following the Board meeting on February 2, 2005, Bingham McCutchen, LLP (“Bingham McCutchen”) was engaged as independent legal counsel to the Special Committee and Imperial Capital was engaged as financial adviser to the Special Committee and the Board. Bingham McCutchen was requested to provide a presentation to the Special Committee on the considerations of delisting from the American Stock Exchange and deregistration as an SEC reporting company. Imperial Capital was requested to discuss with the Special Committee the advantages and disadvantages of delisting, deregistering and being quoted on the “pink sheets.”

     The Special Committee discussed the topics of deregistration and delisting at a meeting held on February 16, 2005, with its independent legal counsel, Bingham McCutchen. The Company’s third independent director who is not a member of the Special Committee, Gary Feracota, was invited to, and did, participate in the meeting of the Special Committee. At such meeting, the Special Committee confirmed its scope of duties and responsibilities, the independence of its members, its engagement of Bingham McCutchen and its engagement of Imperial Capital. The members of the Special Committee confirmed their selection of Imperial Capital on the basis that Imperial Capital is an independent and experienced provider of valuation and fairness opinions; it does not have an advisory or other potentially conflicting role in the proposed Transaction; and it is thoroughly familiar with Mercury and its operations from having rendered prior fairness opinions in unrelated transactions and could therefore perform the analysis more expeditiously and cost effectively than other financial advisors.

     The Special Committee discussed in detail with its counsel its fiduciary obligations. The Special Committee also discussed in detail the information needed to evaluate the proposed Transaction, including the cost of maintaining the status quo, information regarding anticipated cost savings and anticipated expenses, all of which were considered in order to make an informed recommendation to the Board as to whether Mercury should delist its common stock from the American Stock Exchange and deregister its common stock as an SEC reporting company. The Special Committee reviewed material from Bingham McCutchen which consisted of an agenda and a draft delisting/deregistration process memorandum. The Special Committee also considered a reverse/forward stock split as one of the methods of reducing the holders of record of Mercury’s common stock to less than 300. Mercury’s management and the Special Committee’s advisers were requested to provide the Special Committee with responses to a variety of questions and to respond to a variety of requests for information. The information requested included examples of press releases and proxy statement information for other companies that had deregistered, a report on any of Mercury’s contractual arrangements that might be impacted, alternatives to a reverse/forward stock split as the mechanism for accomplishing deregistration and a liquidity study to be performed by Imperial Capital as to the market impact of deregistration by other companies.

     On February 21, 2005, the Special Committee met again to review information with which it had been supplied including proposed transaction details provided by management and responses to previous questions posed to management and Bingham McCutchen. The Special Committee also discussed with Bingham McCutchen various issues being considered as to the advantages and disadvantages for ceasing to have its shares of common stock continue to be listed on the American Stock Exchange and registered with the SEC. These included, cost savings that likely would result, both on an initial and continuing basis, the costs of accomplishing delisting and deregistration, the impact on stockholders’ liquidity for their shares of common stock, and the consequences to stockholders who would receive cash for their fractional shares. Bingham McCutchen provided a revised “step-by-step” memorandum at this meeting and advised the Special Committee on both procedural and substantive considerations for effecting a transaction that would result in SEC deregistration and American Stock Exchange delisting, including the fiduciary duties of directors on the Special Committee. The methods for accomplishing such delisting and deregistration again were discussed, including management’s recommendation of a reverse/forward stock split with cash being paid to holders of record of Mercury’s common stock who hold less than 501 shares. Other methods considered were a cash tender offer, a cash-out merger, purchase of shares in the open market, a reverse stock split without a forward stock split and the sale of certain divisions. The method of determining the fairness of a cash payment to unaffiliated stockholders for fractional shares was discussed in detail. At the request of the Special Committee, additional information was to be provided for future meetings by Mercury’s management, Bingham McCutchen and Imperial Capital. Management was requested to provide a detailed analysis of anticipated cost savings of deregistration, particularly as such cost savings relate to not having to comply with Section 404 of the Sarbanes-Oxley Act, and to provide a description of anticipated corporate governance if deregistration occurred. Bingham McCutchen was requested to provide the Special Committee with a detailed check list of matters that should be considered. Imperial Capital was requested to provide an analysis of companies that had deregistered and the reasons therefore and their trading history pre and post deregistration.

     The Special Committee met again on February 25, 2005 with Bingham McCutchen and Imperial Capital. The additional information that had been supplied to the Special Committee was reviewed in detail, including preliminary drafts of information about: other companies who had used a reverse stock split for deregistration and their reasons for doing so; a liquidity analysis of companies that had become traded on the “pink sheets” after having been traded either on a major stock exchange or quoted on NASDAQ; an analysis of anticipated cost savings; Delaware case law on the selective purchase of fractional shares; a share premium analysis; and a preliminary draft of a fairness opinion. The revised “step-by-step” memorandum provided by Bingham McCutchen also was discussed in detail, further information was requested from Mercury’s management and refinements were asked to be made in the analyses provided by Imperial Capital. The additional information requested from Mercury’s management included the computation of anticipated cost savings based on analyses of consultants, a detailed summary of the proposed Transaction, potential audit firm issues if Mercury deregistered, whether credit agreement or other contractual consents or modifications would be required, whether registration rights exist, whether employment agreements would be impacted, the amount and source of funding required and the projected increase in ownership that would occur to the largest stockholders of Mercury.

     On March 1, the Special Committee again met with Bingham McCutchen and Imperial

Capital to discuss the additional information and reports it had received, including the documentation utilized in determining anticipated cost savings resulting from deregistration, a revised liquidity analysis of companies that had begun trading on the “pink sheets” after having been traded either on a major stock exchange or quoted on NASDAQ, that separately breaks out “distressed” companies and Imperial Capital’s preliminary opinion, subject to various assumptions and limitations as set forth therein. The Special Committee discussed with Imperial Capital the methodology for determining an appropriate range of cash consideration that would be fair, from a financial point of view, to those stockholders receiving the cash consideration, including all unaffiliated stockholders. The Special Committee requested that any preliminary information and reports be revised before the next meeting of the Special Committee. The Special Committee also reviewed a revised “step-by-step” memorandum that had been provided by Bingham McCutchen to determine what additional information was needed and who was to provide such information. Except for the “step-by-step” memorandum discussed above, memoranda regarding agendas and processes, legal research and publicly available information on other companies, Bingham McCutchen did not provide any opinions or presentation materials at the March 1, 2005 Special Committee meeting or at any other meeting of the Special Committee or the Board of Directors.

     Another meeting of the Special Committee was held on March 3, 2005 with Bingham McCutchen and Imperial Capital to review the procedural and substantive issues that the Special Committee had considered to date. M&K, the Company’s outside legal counsel, reported to the Special Committee on the extension of the required compliance date for the Section 404 provisions of the Sarbanes-Oxley Act for small issuers, such as Mercury. The Special Committee then discussed the impact of such extension on its deliberations and whether further information would be useful in reaching a decision to recommend to the Board that Mercury delist its common stock from the American Stock Exchange and deregister such common stock from SEC reporting requirements in accordance with the proposed Transaction being considered. The Special Committee discussed in detail the previous draft opinion and other materials from Imperial Capital consisting of a revised reverse stock split analysis of other public companies and an analysis of how much it would cost Mercury to undertake the reverse stock split with various ratios and prices. The Special Committee previously had been furnished with a draft of a preliminary proxy statement that included a discussion of the proposed Transaction. After reviewing the draft of the preliminary proxy statement, the Special Committee determined to further reflect on the issues presented, to further review the material provided, including a further update to the draft of the preliminary proxy statement, and to meet again the following week.

     The Special Committee next met on March 8, 2005 with Bingham McCutchen and Imperial Capital. Management and M&K reported to the Special Committee on unusual price and volume activity that was occurring that day in Mercury’s common stock and reviewed with the Special Committee a proposed press release to be released later that day. The Special Committee reviewed in detail: the advice that it had received; the information and reports provided from all sources, consisting of cost savings projections from Sen/Pro Consulting/Casey & Co., a separate report from Parson Consulting also setting forth cost savings projections, a Mercury historical price and volume analysis and a share premium analysis; and the draft fairness opinion issued by Imperial Capital with respect to the proposed Transaction, which was previously provided to the Special Committee. Regarding Parson Consulting, that company contacted Mercury and provided its estimate based on the study prepared by SenPro Consulting/Casey & Co. Parson Consulting has performed over 50 Sarbanes-Oxley estimates. No material relationship existed during the past two years or is mutually understood to be contemplated between Parson Consulting and its affiliates and Mercury and its affiliates.

     At the March 8, 2005 Special Committee meeting, Imperial Capital discussed with the Special Committee Mercury’s historical trading prices and volumes for its common stock and provided a detailed review of its draft fairness opinion. Imperial also reviewed typical premiums paid in going private transactions, how the Special Committee might approach determining the price to be paid to holders of fractional shares and how this information should be compared with Mercury’s range of implied equity values set forth in Imperial Capital’s draft fairness opinion.

     The two members of Mercury’s Special Committee next met on March 9, 2005 with Bingham McCutchen to review with the third independent director, who was not a member of the Special Committee, a summary of the discussions that the Special Committee had engaged in to date, the information and reports it had previously received, including a revised Mercury historical price analysis, the draft fairness opinion from Imperial Capital and the most recent draft of proposed proxy materials. The independent directors again reviewed with counsel their fiduciary duties, the advantages and disadvantages of the proposed Transaction as detailed in the draft proxy statement and the methodology for determining the cash price for fractional shares in the event that the Special Committee recommended the proposed Transaction to the Board of Directors.

     At a meeting on March 10, 2005, the Special Committee, along with the third independent director, again reviewed the procedures and process that had been followed by the Special Committee in considering the proposed Transaction and the advice and information that had been furnished to the Special Committee. The Special Committee reviewed in detail with Mercury’s chief financial officer the computation of cost savings that are anticipated to result from deregistration based on materials provided by SenPro Consulting/Casey & Co., additional materials provided by Parson Consulting, a revised share premium analysis, a revised comparable company analysis, and the latest draft of the fairness opinion. A new draft of the preliminary proxy materials was to be furnished to the independent directors not later than March 11, 2005 and would be reviewed by the independent directors before the meeting of the Special Committee on March 14, 2005.

     On March 14, 2005, the Special Committee again met with the third independent director, with Bingham McCutchen and with Imperial Capital to discuss the additional information it received since its last meeting. Such additional information included: revised preliminary proxy material prepared by M&K; the materials previously provided from SenPro Consulting/Casey & Co. concerning the implementation of the Section 404 internal controls certification provisions of the Sarbanes-Oxley Act; an updated draft of the fairness opinion, a comparable stock-split transaction study previously provided, an updated share premium study (all from Imperial Capital); and a summary of the determination of the existence of a legal source under Delaware law for the proposed purchase of fractional shares. The updated draft of the fairness opinion again was thoroughly discussed with Imperial Capital and certain members of Mercury’s senior management. The status of requested changes to the loan agreement with Bank of America also was discussed. The Special Committee members and the third independent director again reviewed with Imperial Capital and counsel whether to recommend the proposed Transaction to the Board and, if so, the methodology for determining the cash consideration to be paid that would be advisable, fair and in the best interests of Mercury and all of its stockholders, including unaffiliated stockholders.

     The Special Committee met for a final time on March 21, 2005 to review in detail: the advice that it had received; the information and reports provided from all sources, including a new share premium analysis and the most recent draft of the fairness opinion issued by Imperial Capital with respect to the proposed Transaction. In considering the cash consideration to be paid to stockholders who would receive less than one share in the reverse stock split, the Special Committee reviewed a number of factors as discussed in “Special Factors — Recommendation of the Special Committee” beginning on page 34 below. The Special Committee also considered the advice received from Imperial Capital, including Imperial Capital’s fairness opinion. The full text of Imperial Capital’s opinion is attached as Appendix B. Mr. Janowiak noted that Mr. Czyzyk had suggested that the Special Committee consider a repurchase price of $3.65, which then represented a premium of $.29 to the $3.36 March 21, 2005 closing price for the Company’s common stock. Both committee members considered the range of implied equity values as set forth in Imperial Capital’s analysis of value, as well as the closing prices over the last 10, 20 and 30 trading days and one month average closing prices. Mr. Janowiak proposed a $4.00 repurchase price, representing a premium of $.64 or 19% over the closing price on March 21, 2005. Mr. Pusateri agreed and subject to Board approval and stockholder approval, the Special Committee unanimously recommended the cash consideration of $4.00 per share and determined that: (i) both the Transaction and the payment of cash consideration of $4.00 per share of common stock to stockholders who otherwise would receive less than one share in the reverse stock split are advisable, fair and in the best interests of Mercury and all of its stockholders, including all unaffiliated stockholders, and (ii) the proposed Transaction, including the cash consideration, be recommended to Mercury’s Board of Directors for adoption.

     At the special Board meeting on March 21, 2005, Mr. Janowiak, chairman of the Special Committee, reported on the Special Committee meeting held earlier that day. The Board discussed extensively the Special Committee’s review of the reverse stock split, the estimated cost to accomplish the Transaction, and the cost savings that would be realized by SEC deregistration. The Board and its counsel, M&K, specifically discussed the preliminary proxy materials previously furnished to the Board members and the cash consideration of $4.00 per pre-split share to be paid to stockholders who would otherwise receive less than one share in the reverse stock split. In considering the price for the cash consideration, the Board reviewed a number of factors as discussed in “Special Factors — Recommendation of the Board; Fairness of the Transaction” beginning on page 39. The Board also considered the Special Committee’s recommendation and the opinion of the Special Committee’s financial advisor. With Messrs. Czyzyk and Kopko abstaining, the remainder of the Board unanimously voted to approve the Transaction and directed that the Transaction be submitted to stockholders for a vote at a Special Meeting of Stockholders. The Board recommended that stockholders approve the Transaction.

PURPOSE OF AND REASONS FOR THE TRANSACTION

     The purpose of the Transaction is to cash-out the equity interests in Mercury of stockholders who, as of the effective date, hold fewer than 501 shares of common stock in any discrete account at a price determined to be fair by the entire Board in order to enable Mercury to deregister its common stock under the Exchange Act and thus terminate its obligation to comply with Section 404 of the Sarbanes-Oxley Act. The Transaction will also terminate Mercury’s obligation to file annual and periodic reports and make other filings with the SEC, although Mercury currently intends to continue to provide reports as to its financial condition and results of operation which Mercury expects may be accessed at www.pinksheets.com.

     The reasons for the Transaction and subsequent deregistration of Mercury as an SEC reporting company include:

-	eliminating the costs and investment of management time associated with compliance with Section 404 of the Sarbanes-Oxley Act and related regulations; and

-	affording stockholders holding fewer than 501 shares immediately before the Transaction the opportunity to receive cash for their shares, without having to pay brokerage commissions and other transaction costs, at a price that represents a premium of 19% over the closing price of $3.36 on March 21, 2005, which was the last trading day before the public announcement that the proposed Transaction had been approved by the Special Committee and the Board.

BENEFITS OF THE TRANSACTION

Benefits and Cost Savings of Termination as an SEC Reporting Company

     Mercury anticipates it will save up to $3,000,000 through June 30, 2007, and approximately $500,000 per year thereafter, by not having to comply with Section 404 of the Sarbanes-Oxley Act. Mercury will also save approximately $15,000 per year in American Stock Exchange fees. Mercury also incurs substantial additional costs as a result of its status as a reporting company and being required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, proxy statements and stockholder reports as required by Regulation 14A under the Exchange Act, and current reports on Form 8-K; however, these costs are not enumerated below as Mercury intends to continue to provide reports as to its financial condition and results of operation.

     The annual savings that Mercury expects to realize as a result of the Transaction are estimated as follows:

Compliance with Section 404 of the Sarbanes-Oxley Act*	$500,000
American Stock Exchange Fees	$15,000

Total	$515,000

*	Initial compliance with Section 404 of the Sarbanes-Oxley Act is estimated to cost up to $3,000,000, through June 30, 2007. This figure does not take into account any additional costs that may be necessary to remediate any deficiencies, if any, in Mercury’s internal controls. Thereafter, annual costs for compliance with Section 404 are expected to be approximately $500,000.

     Estimates of the annual savings expected to be realized if the Transaction is implemented are based upon a study prepared by SenPro Consulting/Casey & Co., in the case of costs of complying with Section 404 of the Sarbanes-Oxley Act of 2002, and actual costs to Mercury in the case of the American Stock Exchange listing fee.

     In addition to the above costs, Mercury believes that there will be a reduction in auditing fees if Mercury ceased to be an SEC reporting company as there will not be any fees for the auditors to attest to internal controls pursuant to Section 404 of the Sarbanes-Oxley Act.

     The estimate regarding Section 404 of the Sarbanes-Oxley Act of 2002 is only an estimate, and the actual savings to be realized may be higher or lower than estimated above. In addition, Mercury expects the various costs associated with remaining an SEC reporting company will continue to increase as a result of enactment of the Sarbanes-Oxley Act of 2002 and regulations adopted pursuant to that legislation. Based on Mercury’s size and resources, the Board does not believe the costs associated with remaining an SEC reporting company are justified.

Comparing the Benefits of Termination versus Remaining an SEC Reporting Company

     The Board believes that Mercury will not benefit significantly from remaining an SEC reporting company. Even as an SEC reporting company that is listed on the American Stock Exchange, there is a very limited trading market for Mercury’s shares, especially for sales of larger blocks of Mercury’s shares, and stockholders derive little benefit from Mercury’s status as an SEC reporting company that is listed on the American Stock Exchange. During the 30-day period prior to the announcement that the Special Committee and the Board had approved the Transaction, the average daily trading volume on the American Stock Exchange of Mercury ‘s common stock was approximately 9,093 shares. Mercury’s small public float and limited trading volume have limited the ability of Mercury’s stockholders to sell their shares without also reducing Mercury’s trading price.

     Further, the Board has no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using Mercury ‘s stock as the consideration for any acquisition, and Mercury is therefore unlikely to have the opportunity to take advantage of its current status as an SEC reporting company for these purposes. If for any reason the Board of Directors decides in the future to access the public capital markets, Mercury could do so by filing a registration statement for such securities.

Benefits of the Transaction to Affiliates of Mercury

     Benefits of the Transaction to affiliates of Mercury are expected to include the following:

-	assuming the exercise of all options that are exercisable within sixty days of the date of this proxy statement, Mercury’s officers and directors, including CK Partners, will increase their percentage ownership in Mercury from 42.8% to 45.1%;

-	affiliated stockholders may benefit from the reduction in total shares outstanding or from the cost savings by Mercury not being public, either or both of which may result in higher earnings per share, which in turn may result in a higher price for their shares than they would have received if Mercury remained public;

-	Mercury’s officers and employees will benefit from eliminating the time and effort associated with implementation of the Section 404 internal controls certification provisions of the Sarbanes-Oxley Act; and

-	remaining affiliated stockholders may benefit from future operating results of Mercury.

     See “—Interests of Mercury’s Directors and Executive Officers in the Transaction” beginning on page 45.

Benefits of the Transaction to Unaffiliated Stockholders

     Benefits of the Transaction to unaffiliated stockholders of Mercury are expected to include the following:

-	unaffiliated stockholders holding fewer than 501 shares immediately before the Transaction will have the opportunity to receive cash for their shares at a price that represents a premium of approximately 19% over the closing price of $3.36 on March 21, 2005, which was the last trading day before the public announcement of the approval of the proposed Transaction by the Special Committee and the Board, without having to pay brokerage commissions and other transaction costs;

-	unaffiliated stockholders receiving $4.00 for their shares are receiving an amount that is within the range of implied equity values in the per share analyses presented by Imperial Capital, financial advisor to the Special Committee and the Board. (See “—Opinion of Imperial Capital, LLC” beginning on page 53);

-	unaffiliated stockholders who remain stockholders of Mercury after the Transaction may benefit from the reduction in total shares outstanding or from the cost savings by Mercury not being public, either or both of which may result in higher earnings per share, which in turn may result in a higher price for their shares than they would have received if Mercury remained public; and

-	remaining unaffiliated stockholders may benefit from future operating results of Mercury.

DISADVANTAGES OF THE TRANSACTION

Disadvantages of the Transaction to Mercury

     Disadvantages of the Transaction to Mercury are expected to include the following:

-	Mercury’s working capital and assets will be decreased and/or indebtedness increased, to fund the purchase of fractional shares, and to pay the other costs of the Transaction; and

-	the limited ability that Mercury has to raise capital in the public securities markets or to use its stock as an acquisition currency will be effectively eliminated.

Disadvantages of the Transaction to Affiliates of Mercury

     Disadvantage of the Transaction to affiliates of Mercury are expected to include the following:

-	Mercury’s officers and directors, including CK Partners, are likely to experience reduced liquidity for their shares of common stock, even if the common stock trades on the “pink sheets”, and this reduced liquidity may adversely affect the market price of the common stock.

Disadvantages of the Transaction to Unaffiliated Stockholders of Mercury

     Disadvantages of the Transaction to unaffiliated stockholders of Mercury are expected to include the following:

-	the cash price offered to stockholders under the proposed Transaction could be less than the market price at the time the Board decides to implement the Transaction and is substantially less than the $5.14 book value of the common stock as of December 31, 2004;

-	remaining stockholders are likely to experience reduced liquidity for their shares of common stock, even if the common stock trades on the “pink sheets”, and this reduced liquidity may adversely affect the market price of the common stock;

-	less public information about Mercury will be required or available after the Transaction and officers will no longer be required to certify the accuracy of Mercury’s financial statements although Mercury currently intends to provide reports as to its financial condition and results of operations, which Mercury expects may be accessed at www.pinksheets.com;

-	stockholders who are cashed out will be unable to participate in any future operating results of Mercury unless they buy stock after the Transaction; and

-	stockholders who are cashed out for $4.00 per pre-reverse split share in the Transaction may receive less for their shares than they would if the common stock continued trading on the American Stock Exchange.

     See “Certain Effects of the Transaction” beginning on page 52.

TIMING OF THE TRANSACTION

     In light of the foregoing, the Board believes that it is in the best interests of Mercury and its stockholders, including unaffiliated stockholders, to change the status of Mercury to a non-SEC reporting company at this time because the sooner the proposal can be implemented, the sooner Mercury will cease to incur the expenses and burdens (which are only expected to increase in the near future) and the sooner stockholders who are to receive cash in the Transaction will receive and be able to reinvest or otherwise make use of such cash payments.

ALTERNATIVES CONSIDERED

     The Special Committee and the Board considered several other alternatives to accomplish the reduction in the number of record stockholders to fewer than 300, but ultimately rejected these alternatives because the Special Committee and the Board believed that the proposed Transaction consisting of a reverse stock split followed by a forward stock split structure would be the simplest and least costly method. The other alternatives considered were:

-	CASH TENDER OFFER AT A SIMILAR PRICE PER SHARE. The Special Committee and the Board did not believe that a tender offer would necessarily result in the purchase of a sufficient number of shares to reduce the number of record holders to fewer than 300 because many stockholders with a small number of shares might not make the effort to tender their shares and the cost of completing the tender offer could be significant in relation to the value of the shares that are sought to be purchased. Alternatively, if most of the holders of Mercury’s common stock tendered their shares, Mercury would be required to purchase shares from all tendering stockholders up to the maximum number of shares specified in the cash tender offer, which would result in a substantially greater cash amount necessary to complete the Transaction. Regardless, a tender offer would provide no guarantee that the number of record holders would ultimately be reduced to fewer than 300. In comparison, the Transaction, if successfully completed, is likely to allow Mercury to accomplish its SEC deregistration objectives.

-	CASH-OUT MERGER. The Special Committee and the Board considered and rejected this alternative because the proposed Transaction would be more simple and cost-effective than a cash-out merger.

-	PURCHASE OF SHARES IN THE OPEN MARKET. The Special Committee and the Board rejected this alternative because they each concluded it was unlikely that Mercury could acquire shares from a sufficient number of record holders to accomplish the Special Committee’s and the Board’s objectives in large part because Mercury would not be able to dictate that open share purchases only be from record holders selling all of their shares. Even if enough open market purchases resulted in lowering the number of record holders to less than 300, such purchases would likely be more costly than the proposed Transaction.

-	REVERSE STOCK SPLIT WITHOUT A FORWARD STOCK SPLIT. This alternative would accomplish the objective of reducing the number of record holders below the 300 threshold, assuming approval of the reverse stock split by Mercury’s stockholders. In a reverse stock split without a subsequent forward stock split, Mercury would acquire the interests of the cashed-out stockholders and the fractional share interests of those stockholders who are not cashed-out (as compared to the proposed Transaction in which only those stockholders whose shares are converted to less than one whole share after the reverse stock split would have their fractional interests cashed-out; and all fractional interests held by stockholders holding more than one whole share after the reverse stock split would be reconverted to whole shares in the forward stock split). Thus, the Special Committee and the Board rejected this alternative due to the higher cost involved of conducting a reverse stock split without a forward stock split.

-	SALE OF CERTAIN DIVISIONS OF THE COMPANY. From time to time, the Board has explored the possibility of a sale of certain divisions of Mercury. Although the Company’s FBO Business was sold in April 2004, no acceptable firm offers for any other division of the Company were received. See “ Corporate Developments in Last Four Years” beginning on page 15.

     The Special Committee and the Board also considered reverse stock splits followed by forward stock splits at different ratios than the Transaction, such as reverse stock splits in the amount of 1-for-100, 1-for-200, 1-for-300, 1-for-400, 1-for-500, 1-for-1,000, 1-for-1,500 or 1-for-5,000 followed by, in each case, forward stock splits in the same ratio. Although the lower ratios would be less costly for the Company, and would also reduce the number of record holders below 300, the Special Committee and the Board concluded that the additional cost savings would not be worth the risk of Mercury having to re-register as a reporting Company, which would be required if a sufficient number of beneficial owners elected to take record ownership of their shares, causing the number of record owners to exceed 500.

RECOMMENDATION OF THE SPECIAL COMMITTEE

     The composition of the Special Committee consisted of two directors, Messrs. Michael Janowiak and Angelo Pusateri. Each of these directors has been deemed independent by the Board of Directors as independence is defined in NASD Rule 4200(a)(15) and Rule 10A-3(b)(1) of the Exchange Act. The Special Committee retained Imperial Capital as its financial advisor and Bingham McCutchen as independent legal counsel.

     In evaluating the proposed Transaction and the cash consideration, the Special Committee relied on its knowledge of the business, financial condition and prospects of Mercury as well as the advice of it financial advisors and legal counsel. In view of the wide variety of factors considered in connection with the evaluation of the Transaction and cash consideration, the Special Committee did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered it reaching its determinations.

     The discussion herein of the information and factors considered by the Special Committee is not intended to be exhaustive, but is believed to include all material factors considered by the Special Committee. In determining that the Special Committee would recommend the Transaction and the cash consideration to the Board of Directors, the Special Committee considered the following substantive factors in the aggregate, which in the view of the Special Committee, supported such determination.

-	CURRENT AND HISTORICAL PRICES OF MERCURY’S COMMON STOCK. The Special Committee considered both the historical market prices and recent trading activity and current market prices of Mercury common stock.

The Special Committee reviewed the high and low sales prices for the common stock from January 1, 2003 to March 21, 2005 and from March 21, 2004 to March 21, 2005, the latter period of which ranged from $3.08 to $8.45 per share. You should read the discussion under “Market for Common Stock and Related Stockholder Matters” on page 19 for more information about Mercury’s stock prices. On March 8, 2005, the day before the public announcement that the Special Committee was considering the Transaction, the closing price of the common stock was $4.49 per share. The closing price of Mercury common stock on March 21, 2005, the last trading day before the public announcement of the approval of the proposed Transaction by the Special Committee and the Board, was $3.36 per share.

The Special Committee noted that, as a positive factor, the cash payment of $4.00 per share payable to stockholders in lieu of fractional shares represents a premium of approximately 19% over the $3.36 closing sales price of Mercury’s common stock on March 21, 2005, which was the last trading day before the public announcement that the Special Committee and the Board had approved the Transaction. In addition to stockholders receiving a premium to the trading price of Mercury’s common stock on any shares redeemed as a result of the reverse stock split, such stockholders will achieve liquidity without incurring brokerage commissions and other transaction costs.

The Special Committee also noted that although the cash consideration represented a 53% discount to the Mercury share price of $8.45 (the highest sales price since March 21, 2004) and a 34% discount to the last closing price of $6.05 one year before the last trading day prior to the public announcement of the approval of the proposed Transaction by the Board and the Special Committee, such historical price data did not take account of the special dividend of $5.70 per share paid as of November 5, 2004 and therefore was of lesser relevance than more recent trading data and in light of the premiums that the cash consideration represents over the average closing sales price of Mercury’s common stock for the 10 trading days, 20 trading days, 30 trading days, and one-month trading periods immediately prior to the public announcement of the approval of the proposed Transaction by the Special Committee and the Board and over the closing sales price of Mercury’s common stock immediately prior to such public announcement.

-	GOING CONCERN VALUE. In determining the cash amount to be paid to cashed-out stockholders in the Transaction, the Special Committee considered the analyses as presented in Imperial Capital’s report, without giving effect to any anticipated effects of the Transaction. In considering going concern value, the Special Committee considered multiples of EBITDA and revenue of comparable SEC reporting air cargo handling and fuel services companies and discounted cash flow valuations.

Also, the Special Committee did not consider the amount per share that might be realized in a sale of all or substantially all of the stock or assets of Mercury, believing that consideration of such amount was inappropriate in the context of a Transaction that would not result in a change in control of Mercury. In considering the going concern value of Mercury’s shares, the Special Committee adopted the analyses of Imperial Capital, which indicated a share price of $2.95, $3.73 or $4.17 per share, as the mean per share implied equity values of Mercury’s common stock. See “ Opinion of Imperial Capital, LLC” beginning on page 53. Accordingly, the Special Committee believes that the going concern analysis supports its determination that the Transaction is fair to stockholders.

-	NET BOOK VALUE. As of December 31, 2004, the net book value per common share was $5.14, and the tangible net book value per common share (excluding intangibles) was $3.65. The Special Committee noted that book value per common share is an historical accounting value which may be more or less than the net market value of Mercury’s assets after payment of its liabilities, and a liquidation would not necessarily produce a higher value than book value per common share.

-	LIQUIDATION VALUE. Although no valuation of total assets was undertaken, the Special Committee believes that a liquidation or other Transaction designed to monetize Mercury’s assets would likely result in recovery of a price for Mercury’s tangible assets that is substantially less than tangible book value. The Special Committee considered that Mercury’s non-cash assets consist primarily of accounts receivable and leasehold improvements. The Special Committee believes that the sale of accounts receivable would not sufficiently offset indebtedness and that the sale of leasehold improvements would not be practicable, given the difficulty in transferring the underlying leaseholds, and in any event would not offset the expense of satisfying lease and other contractual obligations in a liquidation. In view of these factors, the Special Committee agreed that it is highly unlikely that liquidation would generate net proceeds with a current value in excess of $4.00 per share, although the aggregate amount received over a period of time could be greater.

-	EARNINGS. The Special Committee reviewed historic earnings of Mercury for the previous three years and the relevance of historic earnings to future prospects, and factored this review into the going concern analysis. For the three years ended June 30, 2004, 2003, and June 30, 2002, Mercury reported net income (loss) of $615,000, $(2,798,000) and $4,517,000, respectively. The Special Committee believes the earnings analysis supports its determination that the Transaction is fair to stockholders.

-	PRICES AT WHICH MERCURY HAS REPURCHASED SHARES. The Special Committee took account of the fact that Mercury had purchased an aggregate of (i) 343,600 shares at $10.44 per share in the fourth quarter of 2003 in a transaction with Hambro; (ii) 14,500 shares at $6.17 per share in the second quarter of 2004; (iii)

150,000 shares at $6.00 per share in the third quarter of 2004 in a transaction with Murdock; (iv) 3,000 other shares at $6.55 per share in the third quarter of 2004 in other transactions; and (v) 8,750 shares at $4.90 per share in the fourth quarter of 2004. The Special Committee believes these repurchases support its decision that the Transaction is fair to the stockholders, in that: (i) after adjusting for the $5.70 per share special dividend, the repurchase from Hambro was at $4.74 per share, which is close to the price of $4.00 but also additional consideration was given by Hambro and the Transaction with Hambro occurred almost eighteen months ago; (ii) after adjusting for the $5.70 per share special dividend, the purchase of 14,500 shares in the second quarter of 2004 was equivalent to a price of $0.47 per share; (iii) after adjusting for the $5.70 per share special dividend, the purchase of 150,000 shares in the Transaction with Murdock in the third quarter of 2004 was equivalent to a price of $0.30 per share; (iv) after adjusting for the $5.70 per share special dividend, the purchase of 3,000 additional shares in the third quarter of 2004 was equivalent to a price of $0.85 per share; and (v) the purchase of 8,750 shares in the fourth quarter of 2004, although occurring after the special dividend, was not significantly higher than the price of $4.00 in the Transaction and represented a purchase by Mercury from a former executive officer upon his termination of employment, and therefore is not strictly comparable to the proposed Transaction. The Special Committee concluded that these stock purchases by Mercury support the price of $4.00 per share to be paid in the Transaction.

The Special Committee also took account of the fact that the Transaction Affiliates had purchased an aggregate of 418,807 shares at an average price of $3.15 per share in the fourth quarter of 2004.

-	OPINION OF THE FINANCIAL ADVISOR. The Special Committee considered the opinion of Imperial Capital rendered to the Special Committee on March 21, 2005, to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the $4.00 per share in cash to be paid to those stockholders of Mercury receiving such consideration, other than affiliates of Mercury, as to whom Imperial Capital expressed no view, is fair, from a financial point of view, to Mercury’s common and preferred stockholders. For more information about the opinion you should read the discussion below under” Opinion of Imperial Capital, LLC” beginning on page 53 and a copy of the opinion of Imperial Capital attached as Appendix B to this proxy statement.

-	PRESENTATION OF THE SPECIAL COMMITTEE’S FINANCIAL ADVISOR. The Special Committee also considered the various financial information, valuation analyses and other factors set forth in the written presentations delivered to the Special Committee at the meetings of the Special Committee on February 21, 2005, February 25, 2005, March 1, 2005, March 3, 2005, March 8, 2005, March 9, 2005, March 10, 2005, March 14, 2005 and March 21, 2005.

-	LIMITED LIQUIDITY FOR MERCURY COMMON STOCK. The Special Committee recognized the lack of an active trading market and the very limited liquidity of Mercury’s common stock. The Special Committee considered the effects of this factor on both the stockholders who own less than 501 shares of common stock and who will receive the cash consideration and those stockholders who will remain after the Transaction. With respect to the stockholders who will receive the cash consideration and cease to be stockholders, the Special Committee recognized that this Transaction presents such stockholders with an opportunity to liquidate their holdings at a price which represented a premium to the closing price of Mercury’s common stock on March 21, 2005, the last trading day before the public announcement of the approval of the proposed Transaction by the Special Committee and the Board, without incurring brokerage commissions and other transaction costs. With respect to the stockholders who will remain after the Transaction, the Special Committee noted that the effect of this Transaction on their liquidity is mitigated by the limited liquidity they currently experience and that the shares will likely be quoted on the “pink sheets.”

-	FUTURE COST SAVINGS. The Special Committee considered that both affiliated and unaffiliated stockholders remaining after the Transaction will benefit from the reduction of direct and indirect costs borne by Mercury to maintain its status as an SEC reporting company. Such a reduction will include, but not be limited to, the elimination of increased costs to comply with the additional requirements of SEC reporting companies imposed by Section 404 of the Sarbanes-Oxley Act. For a full discussion of the cost savings, see “Benefits of the Transaction — Benefits and Cost Savings of Termination as an SEC Reporting Company” on page 37.

-	INTERESTS OF THE UNAFFILIATED STOCKHOLDERS WHO WILL REMAIN. The Special Committee considered the fairness of the Transaction to the unaffiliated common and preferred stockholders who will remain stockholders of Mercury after the Transaction. The Special Committee reasoned that such stockholders would benefit from the cost savings associated with the elimination of expenses attributable to remaining an SEC reporting company and the time and attention currently required of management to fulfill such requirements.

-	NO FIRM OFFERS. The Special Committee considered that, other than with respect to the sale of Mercury’s FBOs to Allied Capital on April 12, 2004, Mercury did not receive any firm offers, during the past two years, from any unaffiliated persons, for (i) the merger or consolidation of Mercury with or into another company, (ii) the sale or other transfer of all or any substantial part of the assets of Mercury; or (iii) a purchase of Mercury’s securities that would enable the holder to exercise control of Mercury. The Special Committee recognized that the sale of the FBOs to Allied Capital has no bearing on the present value of Mercury.

     Despite the fact that no unaffiliated stockholder representative was retained to act solely on behalf of the unaffiliated stockholders in the Transaction to negotiate the terms or prepare a report on behalf of the unaffiliated stockholders and the approval of a majority of the unaffiliated holders of Mercury’s common stock is not required, the Special Committee believes that the Transaction is procedurally fair because, among other things:

-	the Special Committee was established with sole power to make the decision to recommend the Transaction, and the Special Committee’s membership consisted entirely of independent directors; and

-	the Special Committee retained its own independent legal counsel;

-	the Transaction is being effected in accordance with the applicable requirements of Delaware law;

-	the Transaction is being submitted to a vote of Mercury’s stockholders and is subject to approval of a majority of the outstanding shares of common and preferred stock, voting as a single class;

-	stockholders can increase, divide or otherwise adjust their existing holdings, prior to the effective date of the Transaction, so as either to retain some or all other their shares or to be cased-out with respect to some or all of their shares; and

-	stockholders who are cashed-out would likely have the option to repurchase shares of Mercury in the over-the-counter markets with the cash obtained in the Transaction.

     Of particular importance to the belief of the Special Committee that the Transaction is procedurally fair, in the absence of dissenters rights, is the fact that stockholders can increase, divide or otherwise adjust their existing holdings, prior to the effective date of the Transaction, so as either to retain some or all of their shares or to cash-out some or all of their shares.

     Based on the foregoing analyses, the Special Committee believes that the Transaction is procedurally and substantively fair to all stockholders, including the unaffiliated stockholders, regardless of whether a stockholder receives cash or continues to be a stockholder following the Transaction, and believes the $4.00 cash amount to be fair consideration for those stockholders holding less than 501 shares. The Transaction was unanimously approved by the Special Committee, all members of the Special Committee being non-employees of Mercury.

RECOMMENDATION OF THE BOARD; FAIRNESS OF THE TRANSACTION

     The Board unanimously determined that the Transaction, taken as a whole, is fair to, and in the best interests of Mercury and its common and preferred stockholders, including unaffiliated stockholders, as discussed below, regardless of whether a stockholder receives cash in lieu of fractional shares, or remains a holder of Mercury’s common stock. The Board also believes that the process for approving the Transaction is procedurally fair. The Board recommends that stockholders vote FOR approval and adoption of the Transaction.

     The Board has retained for itself the absolute authority to reject (and not implement) the Transaction (even after approval of the Transaction) if it determines subsequently that the Transaction is not then in the best interests of Mercury and its stockholders. If for any reason the Transaction is not approved, or, if approved, is not implemented, the common stock will not be deregistered until such time as Mercury otherwise is eligible and determines to do so.

     As discussed above, the Board considered alternatives to the Transaction, but ultimately approved the Transaction’s structure. Please see “ Alternatives” beginning on page 41.

     In considering whether the cash payment of $4.00 per share payable to stockholders in lieu of fractional shares in connection with the Transaction is substantively fair from a financial point of view to our stockholders, the Board considered, among other things, the financial analysis and opinion of Imperial Capital that was rendered to the Special Committee and the Board adopted the analyses and conclusions of Imperial Capital. The Board also considered the recommendation of the Special Committee.

     The Board also considered a number of factors in determining whether it was in the best interests of, and fair to, Mercury and its stockholders to undertake a Transaction to reduce the number of its common stockholders to fewer than 300 record holders in order to terminate the registration of its common stock under the Exchange Act. The discussion herein of the information and factors considered is not intended to be exhaustive, but is believed to include all material factors considered by the Board. The Board did not assign any specific weight to the factors below, and individual directors may have given differing weights to different factors. Factors considered included:

-	CURRENT AND HISTORICAL PRICES OF MERCURY’S COMMON STOCK. The Board considered both the historical market prices and recent trading activity and current market prices of Mercury common stock.

The Board reviewed the high and low sales prices for the common stock from January 1, 2003 to March 21, 2005 and from March 21, 2004 to March 21, 2005, the latter period of which ranged from $3.08 to $8.45 per share. You should read the discussion under “Market for Common Stock and Related Stockholder Matters” on page 19 for more information about Mercury’s stock prices. On March 8, 2005, the day before the public announcement that the Special Committee was considering the Transaction, the closing price of the common stock was $4.49 per share. The closing price of Mercury common stock on March 21, 2005, the last trading day before the public announcement of the approval of the proposed Transaction by the Special Committee and the Board, was $3.36 per share.

The Board noted that, as a positive factor, the cash payment of $4.00 per share payable to stockholders in lieu of fractional shares represents a premium of approximately 19% over the closing sales price of Mercury’s common stock of $3.36 on March 21, 2005, which was the last trading day before the public announcement that the Special Committee and the Board had approved the Transaction. In addition to stockholders receiving a premium to the trading price of Mercury’s common stock on any shares redeemed as a result of the reverse stock split, such stockholders will achieve liquidity without incurring brokerage commissions and other transaction costs.

The Board also noted that although the cash consideration represented a 53% discount to Mercury share price of $8.45 (the highest sales price since March 21, 2004) and a

34% discount to the last closing price of $6.05 one year before the last trading day prior to the public announcement of the approval of the proposed Transaction by the Special Committee and the Board, such historical price data did not take account of the special dividend of $5.70 per share paid as of November 5, 2004 and therefore was of lesser relevance than more recent trading data and in light of the premiums that the cash consideration represents over the average closing sales price of Mercury’s common stock for the 10 trading days, 20 trading days, 30 trading days, and one-month trading periods immediately prior to the public announcement of the approval of the proposed Transaction by the Special Committee and the Board and over the last trading day immediately prior to such public announcement.

-	GOING CONCERN VALUE. In determining the cash amount to be paid to cashed-out stockholders in the Transaction, the Board considered the analyses presented in Imperial Capital’s report, without giving effect to any anticipated effects of the Transaction. In considering going concern value, the Board considered multiples of EBITDA and revenue of comparable SEC reporting air cargo and fuel services companies and discounted cash flow valuations.

-	Also, the Board did not consider the amount per share that might be realized in a sale of all or substantially all of the stock or assets of Mercury, believing that consideration of such amount was inappropriate in the context of a Transaction that would not result in a change in control of Mercury. In considering the going concern value of Mercury’s shares, the Board adopted the analyses of Imperial Capital, which indicated a share price range of $2.95, $3.73, or $4.17 per share, as the mean per share implied equity values of Mercury’s common stock. See “Special Factors - Opinion of Imperial Capital, LLC” beginning on page 53. Accordingly, the Board believes that the going concern analysis supports its determination that the Transaction is fair to stockholders.

-	NET BOOK VALUE. As of December 31, 2004, the net book value per common share was $5.14, and the tangible net book value per common share (excluding intangibles) was $3.65. The Board noted that book value per common share is an historical accounting value which may be more or less than the net market value of Mercury’s assets after payment of its liabilities, and a liquidation would not necessarily produce a higher than book value per common share.

-	LIQUIDATION VALUE. Although no valuation of total assets was undertaken, the Board believes that a liquidation or other Transaction designed to monetize Mercury’s assets would likely result in recovery of a price for Mercury’s tangible assets that is substantially less than tangible book value. The Board considered that Mercury’s non-cash assets consist primarily of accounts receivable and leasehold improvements. The Board believes that the sale of accounts receivable would not sufficiently offset indebtedness, and that the sale of leasehold improvements would not be practicable, given the difficulty in transferring the underlying leaseholds, and in any event would not offset the expense of satisfying lease and other contractual obligations in a liquidation. In view of these factors, the Board agreed that it is highly unlikely that liquidation would generate net proceeds in excess of $4.00 per share, although the aggregate amount received over a period of time would be greater.

-	EARNINGS. The Board reviewed historic earnings of Mercury for the previous three years and the relevance of historic earnings to future prospects, and factored this review into the going concern analysis. For the three years ended June 30, 2004, 2003, and 2002, Mercury reported net income of $615,000, $(2,798,000) and $4,517,000, respectively. The Board believes the earnings analysis support its determination that the Transaction is fair to stockholders.

-	PRICES AT WHICH MERCURY HAS REPURCHASED SHARES. The Board took account of the fact that Mercury had purchased an aggregate of (i) 343,600 shares at $10.44 per share in the fourth quarter of 2003 in a transaction with Hambro; (ii) 14,500 shares at $6.17 per share in the second quarter of 2004; (iii) 150,000 shares at $6.00 per share in the third quarter of 2004 in a transaction with Murdock; (iv) 3,000 other shares at $6.55 per share in the third quarter of 2004 in other transactions; and (v) 8,750 shares at $4.90 per share in the fourth quarter of 2004. The Board believes these repurchases support its decision that the Transaction is fair to the stockholders, in that: (i) after adjusting for the $5.70 per share special dividend, the repurchase from Hambro was at $4.74 per share, which is close to the price of $4.00 but also additional consideration was given by Hambro and the transaction with Hambro occurred almost eighteen months ago; (ii) after adjusting for the $5.70 per share special dividend, the purchase of 14,500 shares in the second quarter of 2004 was equivalent to a price of $0.47 per share; (iii) after adjusting for the $5.70 per share special dividend, the purchase of 150,000 shares in the Transaction with Murdock in the third quarter of 2004 was equivalent to a price of $0.30 per share; (iv) after adjusting for the $5.70 per share special dividend, the purchase of 3,000 additional shares in the third quarter of 2004 was equivalent to a price of $0.85 per share; and (v) the purchase of 8,750 shares in the fourth quarter of 2004, although occurring after the special dividend, was not significantly higher than the price of $4.00 in the Transaction, and this represented a purchase by Mercury from a former executive officer upon his termination of employment, and therefore is not strictly comparable to the proposed Transaction. The Board concluded that these stock purchases by Mercury support the price of $4.00 per share to be paid in the Transaction.

The Board also took account of the fact that certain affiliates of the Company had purchased an aggregate of 419,807 shares at an average price of [$3.15] per share in the fourth quarter of 2004.

-	OPINION OF THE FINANCIAL ADVISOR. The Board considered the opinion of Imperial Capital rendered to the Special Committee on March 21, 2005, to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the $4.00 per share in cash to be paid to those stockholders of Mercury receiving such consideration, other than affiliates of Mercury, as to whom Imperial Capital expressed no view, is fair, from a financial point of view, to such stockholders. For more information about the opinion you should read the discussion below under “ Opinion of Imperial Capital, LLC” beginning on page 46 and a copy of the opinion of Imperial Capital attached as Appendix B to this proxy statement.

-	PRESENTATION OF THE SPECIAL COMMITTEE’S FINANCIAL ADVISOR. The Board also considered the various financial information, valuation analyses and other factors set forth in the written presentations delivered to the Special Committee at the meetings of the Special Committee on February 25, 2005, March 1, 2005, March 3, 2005, March 8, 2005, March 10, 2005, March 14, 2005 and March 21, 2005.

-	LIMITED LIQUIDITY FOR MERCURY COMMON STOCK. The Board recognized the lack of an active trading market and the very limited liquidity of Mercury’s common stock. The Board considered the effects of this factor on both the stockholders who own less than 501 shares of common stock and who will receive the cash consideration and those stockholders who will remain after the Transaction. With respect to the stockholders who will receive the cash consideration and cease to be stockholders, the Board recognized that this Transaction presents such stockholders with an opportunity to liquidate their holdings at a price which represented a premium to the closing price of Mercury’s common stock on March 21, 2005, the last trading day before the public announcement of the approval of the proposed Transaction by the Special Committee and the Board, without incurring brokerage commissions and other transaction costs. With respect to the stockholders who will remain after the Transaction, the Board noted that the effect of this Transaction on their liquidity is mitigated by the limited liquidity they currently experience and that the shares will likely be quoted on the “pink sheets.”

-	FUTURE COST SAVINGS. The Board considered that both affiliated and unaffiliated stockholders remaining after the Transaction will benefit from the reduction of direct and indirect costs borne by Mercury to maintain its status as an SEC reporting company. Such a reduction will include, but not be limited to, the elimination of increased costs to comply with the additional requirements of SEC reporting companies imposed by Section 404 of the Sarbanes-Oxley Act. For a full discussion of the cost savings, see “Benefits of the Transaction - Benefits and Cost Savings of Termination as an SEC Reporting Company” on page 29.

-	INTERESTS OF THE UNAFFILIATED STOCKHOLDERS WHO WILL REMAIN. The Board considered the fairness of the Transaction to the unaffiliated common and preferred stockholders who will remain stockholders of Mercury after the Transaction. The Board reasoned that that such stockholders would benefit from the cost savings associated with the elimination of expenses attributable to remaining an SEC reporting company and the time and attention currently required of management to fulfill such requirements.

-	NO FIRM OFFERS. The Board of Directors considered that, other than with respect to the sale of Mercury’s FBOs to Allied Capital on April 12, 2004, Mercury did not receive any firm offers, during the past two years, by any unaffiliated persons, for (i) the merger or consolidation of Mercury with or into another company, (ii) the sale or other transfer of all or any substantial part of the assets of Mercury; or (iii) a purchase of Mercury’s securities that would enable the holder to exercise control of Mercury.

The Board recognized that the sale of the FBOs to Allied Capital has no bearing on the present value of Mercury.

-	UNAFFILIATED REPRESENTATIVES; NON-EMPLOYEE SPECIAL COMMITTEE. No unaffiliated representative was retained to act solely on behalf of the unaffiliated stockholders in the Transaction to negotiate the terms or prepare a report on behalf of the unaffiliated stockholders. The Board determined that an unaffiliated stockholder representative was not necessary to ensure the procedural and substantive fairness of the Transaction because it believed there was sufficient representation in the decision-making at the Special Committee and Board levels to protect the interests of unaffiliated stockholders. The Board also noted that the proposed Transaction would increase ownership in Mercury by the officers and directors as a group of less than three percent. In addition, the Board believed that the expense of separate representatives and advisors would have been cost prohibitive. With respect to unaffiliated stockholders’ access to Mercury’s corporate files, the Board determined that this proxy statement, together with Mercury’s other filings with the SEC, provide adequate information for unaffiliated stockholders to make an informed decision with respect to the Transaction.

-	APPROVAL OF MAJORITY OF UNAFFILIATED HOLDERS IS NOT REQUIRED. The Transaction is not structured so that approval of at least a majority of unaffiliated stockholders is required. The Board determined that any such requirement would prevent affiliated stockholders from participating in considering the proposed Transaction. As affiliated stockholders beneficially own approximately 42.8% of Mercury as of March 1, 2005, and the Transaction will not result in any change in control of Mercury, the Board did not believe the participation of affiliated stockholders in voting upon the Transaction was unfair to non-affiliated stockholders.

     Despite the fact that no unaffiliated stockholder representative was retained to act solely on behalf of the unaffiliated stockholders in the Transaction to negotiate the terms or prepare a report on behalf of the unaffiliated stockholders and the approval of a majority of the unaffiliated holders of Mercury common stock is not required, the Board also believes that the Transaction is procedurally fair because, among other things:

-	the Special Committee was established with sole power to make the decision to recommend the Transaction, and the Special Committee’s membership consisted entirely of independent directors;

-	the Special Committee retained its own independent legal counsel;

-	the Transaction is being effected in accordance with the applicable requirements of Delaware law;

-	the Transaction is being submitted to a vote of Mercury stockholders and is subject to approval of a majority of the outstanding shares of common and preferred stock;

-	stockholders can increase, divide or otherwise adjust their existing holdings, prior to the effective date of the Transaction, so as either to retain some or all of their shares or to be cashed-out with respect to some or all of their shares; and

-	stockholders who are cashed-out would likely have the option to repurchase shares of Mercury in the over-the-counter markets with the cash obtained in the Transaction.

     Of particular importance to the belief of the Board that the Transaction is procedurally fair, in the absence of dissenters rights, is the fact that stockholders can increase, divide or otherwise adjust their existing holdings, prior to the effective date of the Transaction, so as either to retain some or all of their shares or to cash-out some or all of their shares.

     At the Board’s meeting on March 21, 2005, Mr. Janowiak, chairman of the Special Committee, reviewed Imperial Capital’s fairness opinion with the Board and presented a summary of the principal financial analyses supporting its financial opinion. The Board had an opportunity to ask questions and discuss each of the analyses individually. Although it is difficult to determine what the Board as a whole or any individual Board member concluded from any one particular analysis, certain issues were discussed at length. Additionally, in determining the $4.00 per share price to be paid as cash consideration in the Transaction, the Board determined that while Mercury common stock traded at both higher and lower levels in the recent year, such historical price data did not take account of the special dividend of $5.70 per share paid as of November 5, 2004 and therefore was of lesser relevance than more recent trading data and in light of the premiums that the cash consideration represents over the average closing sales price of Mercury’s common stock for the previous 10 trading days, previous 20 trading days, previous 30 trading days, and previous one month periods immediately prior to the date that a public announcement is proposed to be made of the approval of the proposed Transaction by the Special Committee and the Board and over the closing price of Mercury’s common stock on the last day immediately prior to such public announcement. After careful consideration of these factors, the Board concluded that $4.00 per share was not only a fair price to stockholders being cashed-out, but also to stockholders remaining after the Transaction.

     The Board also considered the fact that, in addition to the deregistration of Mercury’s common stock under the Exchange Act as a result of the Transaction, the common stock would cease to be quoted on the American Stock Exchange. The Board determined, however, that the current limited market for Mercury’s common stock provides little benefit to Mercury’s stockholders.

     Based on the foregoing analysis, the Board believes that the Transaction is procedurally and substantively fair to all common and preferred stockholders, including the unaffiliated stockholders, regardless of whether a stockholder receives cash or continues to be a stockholder following the Transaction. Four of Mercury’s five directors are not employees of the Company. The Transaction was approved by the Board, including all non-employee directors, with Messrs. Czyzyk and Kopko abstaining from the vote.

INTERESTS OF MERCURY’S DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTION

     In considering the recommendation of the Board of Directors with respect to the

Transaction, stockholders should be aware that Mercury’s executive officers and directors have interests in the Transaction that are in addition to, or different from, the stockholders generally. These interests may create potential conflicts of interest and include the following:

-	each executive officer and each member of the Board of Directors, except Kent Rosenthal, holds shares or vested options in excess of 501 shares and will, therefore, retain shares of common stock or options to purchase common stock after the Transaction; and

-	as a result of the Transaction, the stockholders who own of record on the record date, more shares than 501 shares, including Mercury’s executive officers and directors, will increase their percentage ownership interest in Mercury as a result of the Transaction. For example, assuming the Transaction is implemented and based on information and estimates of record ownership and shares outstanding and other ownership information and assumptions as of May 1, 2005 Mercury’s officers and directors, including CK Partners, who currently own 42.8% of Mercury’s common and preferred stock (including options currently exercisable) will increase their percentage ownership in Mercury from 42.8% to 45.1%.

OPINION OF IMPERIAL CAPITAL, LLC

     On February 24, 2005, the Special Committee and the Board of Directors formally retained Imperial to consider the fairness, from a financial point of view, of the cash consideration (as defined below) to be paid to those stockholders of Mercury receiving the cash consideration, other than affiliates of Mercury, as to whom Imperial Capital expresses no view. As a result of the Transaction, (a) each stockholder owning fewer than 501 shares immediately before the Transaction will receive from Mercury consideration of $4.00 in cash for each of such stockholder’s pre-split shares; and (b) each share of common stock held by a stockholder owning 501 or more shares will continue to represent one share of Mercury after completion of the Transaction. At a meeting of the Special Committee held on March 21, 2005, Imperial Capital delivered its oral opinion to the Special Committee, and immediately following the meeting, delivered its written opinion to all the members of the Special Committee that, as of March 21, 2005, the cash consideration to be paid to those stockholders receiving the cash consideration, other than the affiliates of Mercury, was fair, from a financial point of view, to such holders. Imperial Capital subsequently confirmed its opinion in writing.

     The Special Committee and the Board retained Imperial Capital based upon the following factors: Imperial Capital is an independent and experienced provider of valuation and fairness opinions; it does not have an advisory or other potentially conflicting role in the Transaction; and it is thoroughly familiar with Mercury and its operations from having rendered prior fairness opinions in unrelated transactions and could therefore perform the analysis more expeditiously and cost effectively than other financial advisors. No limitations were imposed by the Special Committee or the Board on Imperial Capital with respect to the investigations made or procedures followed by Imperial Capital in rendering its opinion.

     Imperial Capital’s opinion was prepared at the request and for the information and use of the Special Committee and the Board in connection with its consideration of the Transaction.

Imperial Capital’s opinion does not address the business decision by Mercury to engage in the Transaction or address the relative merits of any alternatives discussed by the Special Committee and the Board. Imperial Capital’s opinion does not constitute a recommendation as to how any stockholder should vote with respect to the Transaction. Imperial Capital did not make, and was not requested by Mercury or any other person to make, any recommendations as to the relative merits of any alternative discussed by the Board.

     THE FULL TEXT OF IMPERIAL CAPITAL’S WRITTEN OPINION IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT, AND DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN. THE DESCRIPTION OF IMPERIAL CAPITAL’S OPINION CONTAINED IN THIS PROXY STATEMENT SHOULD BE REVIEWED TOGETHER WITH THE FULL TEXT OF THE WRITTEN OPINION, WHICH YOU ARE URGED TO READ CAREFULLY IN ITS ENTIRETY. THE SUMMARY OF THE OPINION OF IMPERIAL CAPITAL SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF IMPERIAL CAPITAL’S WRITTEN OPINION, WHICH IS ATTACHED AS APPENDIX B HERETO.

     THE PROJECTIONS UPON WHICH IMPERIAL CAPITAL’S OPINION IS IN PART BASED ARE ATTACHED AS EXHIBIT (C)24 TO THE AMENDMENT NO. 1 TO SCHEDULE 13E-3 FILED AS OF THE DATE HEREOF BY MERCURY. PLEASE BE ADVISED THAT THE PROJECTIONS WERE PREPARED ONLY FOR THE USE OF IMPERIAL CAPITAL, AND ARE NOT TO BE USED BY ANY OTHER PERSON OR ENTITY. IN ADDITION, THE PROJECTIONS SPEAK AS OF THE DATE THEREOF, AND MERCURY DOES NOT INTEND TO UPDATE SUCH PROJECTIONS.

     In connection with the rendering of its opinion, Imperial Capital has:

1.	reviewed the draft proxy statement and related documents outlining the Transaction;

2.	analyzed certain publicly available information that Imperial Capital believes to be relevant to its analysis, including the Company’s annual report on Form 10-K for the fiscal year ended (“FYE”) June 30, 2004 and the Company’s quarterly reports on Form 10-Q for the quarters ended September 30, 2004 and December 31, 2004;

3.	reviewed certain information including financial forecasts relating to the business, earnings and cash flow of the Company, furnished to Imperial Capital by senior management of Mercury;

4.	reviewed the Company’s projections for FYE June 30, 2004 through 2008 furnished to Imperial Capital by senior management of Mercury;

5.	reviewed certain publicly available business and financial information relating to Mercury that Imperial Capital deemed to be relevant;

6.	conducted discussions with members of senior management of Mercury concerning the matters described in clauses (1) through (5) above, as well as the prospects and strategic objectives of Mercury;

7.	reviewed public information with respect to certain other companies with financial profiles which Imperial Capital deemed to be relevant.

     In connection with this review, with Mercury’s consent, Imperial Capital relied upon the accuracy and completeness of the foregoing financial and other information and has not assumed responsibility for independent verification of such information or conducted or has been furnished with any independent valuation or appraisal of any assets of Mercury or any appraisal or estimate of liabilities of Mercury. With respect to the financial forecasts, Imperial Capital assumed, with Mercury’s consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of senior management of Mercury as to the future financial performance of Mercury. Imperial Capital also relied upon the assurances of senior management of Mercury that they are unaware of any facts that would make the information or financial forecasts provided to Imperial Capital incomplete or misleading. Imperial Capital assumed no responsibility for, and expressed no view, as to such financial forecasts or the assumptions on which they are based.

     Imperial Capital’s opinion was based upon economic, monetary and market conditions existing on the date of the opinion and does not address the fairness of the Transaction Consideration as of any other date. Imperial Capital expressed no opinion, nor should one be implied, as to the current fair market value of Mercury’s common stock or the prices at which Mercury’s common stock will trade at any time.

     In preparing its opinion, Imperial Capital performed certain financial and comparative analyses summarized in the following paragraphs. Imperial Capital believes that its analyses must be considered as a whole and that selecting portions of such analyses and the factors it considered, without considering all such analyses and factors, could create an incomplete view of the analyses and the process underlying the opinion. While the conclusions reached in connection with each analysis were considered carefully by Imperial Capital in arriving at its opinion, Imperial Capital made various subjective judgments in arriving at its opinion and did not consider it practicable to, nor did it attempt to, assign relative weights to the individual analyses and specific factors considered in reaching its opinion.

     Historical Stock Trading Analysis. Imperial reviewed the historical performance of Mercury’s common stock based on an historical analysis of closing prices and trading volumes for the one-year period prior to the date of the fairness opinion. Imperial noted that the closing price for Mercury’s common stock over this period ranged from $3.08 to $8.45. The following chart summarizes the average closing prices and volume of trading of Mercury’s common stock over the last year.

     Mercury Common Stock Trading History

	Average		Average
	Price		Volume
Previous 10 Trading Days	$3.56		19,830
Previous 30 Trading Days	$3.58		9,093
Previous 60 Trading Days	$3. 81		9,350
Previous 90 Trading Days	$3.91		18,089

52-Week High	$8.45	(a)	226,300
52-Week Low	$3.08	(b)	0

(a)	Occurred on November 5, 2004, the day the special dividend was paid.

(b)	Occurred on November 8, 2004, the first trading day after the special dividend was paid.

     Imperial Capital noted that Mercury paid a Special Dividend totaling approximately $17,500,000 ($5.70 per share) to holders of the Company’s common stock on November 5, 2004, which had a significant impact on the trading price and volume of Mercury’s common stock.

     Imperial noted that the Transaction Consideration was above the average closing prices of Mercury’s common stock for the 5-day, 10-day, 30-day and one month periods reviewed as part of the historical stock trading analysis.

     Comparable Company Analysis. Imperial Capital’s comparable company analysis was based on a comparison of Mercury’s valuation multiples with those of a selected group of comparable public companies (the “Company Comparables”).

     In selecting the Company Comparables, Imperial Capital searched comprehensive lists and directories of public companies. When selecting the Company Comparables, certain determinant factors included: (i) the company had to provide products or services for the fuel services and air cargo handling industries; (ii) the company had to make its financial information public; and (iii) the company was required to have an active trading market to measure public perception. The Company Comparables selected were:

•	Air T, Inc. (NasdaqSC: AIRT)

•	AirNet Systems, Inc. (NYSE: ANS)

•	AutoInfo (OTCBB: AUTO)

•	Streicher Mobile Fueling, Inc. (NASDAQ: FUEL)

•	World Fuel Services Corp. (NYSE: INT)

     Due to the lack of public companies that provide the same range of services as Mercury, Imperial Capital chose to select Company Comparables with businesses focused on air cargo handling and fuel services. Imperial Capital’s decision to select such companies was due in part to their exposure to similar macroeconomic and industry-specific risks as those faced by the Company including, but not limited to, exposure to commercial and general aviation industry trends; geo-political risks (e.g., post-September 11 downturn in commercial aviation, oil prices, etc.); and similar customer bases.

     No company included in the selected Company Comparables is identical to Mercury. In selecting and evaluating the Company Comparables, Imperial Capital made subjective judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters. Because of the inherent differences between the business, operations, financial condition and prospects of Mercury and those of the selected Company Comparables, Imperial Capital believed it was inappropriate to, and therefore did not, rely solely on the quantitative results of the Company Comparables analysis.

     Imperial Capital then compared market values of, among other things, current enterprise value (equity value, plus total debt, minority interest, preferred stock and convertible instruments, less instruments in unconsolidated affiliates, cash and cash equivalents) (“EV”) as multiples of the latest twelve months EBITDA. Based on a comparison of Mercury with the Company Comparables, Imperial Capital arrived at an aggregate range of values between $0.00 per share and $7.79 per share, with a mean value of $4.17 per share. Imperial Capital noted that the cash consideration was in the range of these values and was slightly lower than the mean value.

     Comparable Transaction Analysis. Imperial Capital’s comparable transaction analysis was based on a comparison of Mercury’s valuation multiples with those implied by certain announced control transactions deemed relevant based on similarity of business operations (the “Transaction Comparables”).

     In selecting the Transaction Comparables, Imperial Capital searched comprehensive lists and directories of public companies. When selecting the Transaction Comparables, certain determinant factors included: (i) the transaction had to involve controlling interests in companies in a similar industry or with operations similar to the principal business operations of Mercury; and (ii) the purchase price and the operating results of the acquired company had to be public.

		Transaction Details				Transaction Multiples
		Date	Enterprise	Target	Target	EV/	EV/
Acquiror	Target	Announced	Value	Revenue	EBITDA	Revenues	EBITDA

Express One International, Inc.	Central Florida Air Maintenance	07/21/04	NA	NA	NA	NM	NM
Alimentation Couche-Tard, Inc.	Circle K Corporation	10/06/03	811.7	3,900.0	NA	0.2	NM
The Pantry, Inc.	Golden Gallon, Inc.	08/25/03	187.0	387.0	NA	0.5	NM
Transforce Income Fund	Canadian Freightways Limited	08/15/03	60.7	150.7	NA	0.4	NM
The Carlyle Group	Air Cargo, Inc.	08/11/03	NA	NA	NA	NM	NM
Chevy Chase Trust Co.	Williams Lynxs Alaska CargPort	05/31/03	NA	NA	NA	NM	NM
DHL Worldwide Express	Airborne, Inc.	03/25/03	1,410.0	3,343.7	253.1	0.4	5.6
Management of Landair Corp.	Landair Corp.	10/11/02	101.7	102.9	19.5	1.0	5.2
United Defense Industries, Inc.	United States Marine Repair, Inc.	05/28/02	417.6	431.8	45.4	1.0	9.2
Pacific CMA, Inc.	Airgate International Corp.	03/19/02	3.4	29.1	0.6	0.1	5.6
Union Pacific Corp.	Motor Cargo Industries	11/15/01	96.9	130.9	17.2	0.7	5.6
Vinci SA	Worldwide Flight Services, Inc.	09/10/01	285.0	348.0	NA	0.8	NM
Avfuel Corporation	Texaco General Aviation Business	09/07/01	NA	NA	NA	NM	NM
BBA Group / Signature	Aircraft Services International	07/11/01	137.9	162.0	NA	0.9	NM
United Parcel Service	Fritz Companies, Inc.	01/10/01	495.8	621.8	54.4	0.8	9.1
World Fuel Services Corp.	Page Avjet Fuel Co LLC	01/03/01	NA	NA	NA	NM	NM
EGL, Inc.	Circle Int’l Group, Inc.	07/03/00	518.1	832.3	49.2	0.6	10.5

					High	1.0x	10.5x
					Median	0.7	5.6
					Mean	0.6	7.3
					Low	0.1	5.2

     No acquired company involved in the selected Transaction Comparables is identical to Mercury. In selecting and evaluating the Transaction Comparables, Imperial Capital made subjective judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters. Because of the inherent differences between the business, operations, financial condition and prospects of Mercury and those of the acquired companies included in the selected Transaction Comparables, Imperial Capital believed it was inappropriate to, and therefore did not, rely solely on the quantitative results of the Transaction Comparables analysis.

     Imperial Capital then compared market values of, among other things, current EV as multiples of the latest twelve months EBITDA. Based on a comparison of Mercury with the Transaction Comparables, Imperial Capital arrived at an aggregate range of values between $1.20 per share and $7.73 per share, with a mean value of $3.73 per share. Imperial Capital noted that the cash consideration was in the range of these values and was slightly higher than the mean value.

     Discounted Cash Flow Analysis. Imperial Capital performed a discounted cash flow analysis (“DCF”) on Mercury. The fundamental premise of the DCF approach is to estimate the available cash flows a prudent investor would expect a company to generate over its remaining life. To determine this amount, Imperial Capital relied on cash flow projections for FYE June 30, 2005 through 2008, as provided by Mercury’s management. Imperial Capital estimated Mercury’s weighted average cost of capital by performing analyses consistent with the Capital Asset Pricing Model. In its analyses Imperial Capital applied the average unlevered beta of 0.80 for the comparable group (this group consists of those companies specified in the Company Comparables analysis). Imperial Capital then applied a 0.0% to 5.0% company specific risk premium which reflects risks which affect the valuation of Mercury. Using a range of 9% to 11% (rounded) as the estimate of cost of capital, Imperial Capital calculated the present value of free cash flows for the 2005 through 2008 years and the present value of the terminal value of Mercury (the calculated value of Mercury at the end of the projection period). Imperial Capital calculated a terminal value at the end of 2008 that incorporated a perpetual growth rate of 2.8%. Imperial Capital arrived at an aggregate range of values between $1.82 per share and $4.43 per share, with a mean value of $2.95 per share. Imperial Capital noted that the cash consideration is within the range of these values.

     In the ordinary course of its business and in accordance with applicable state and federal securities laws, Imperial Capital may trade Mercury’s securities for its own account and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.

     Imperial Capital received a fee of $75,000 for rendering the fairness opinion attached as Appendix B, which fee was due and payable at the time such opinion was delivered to the Special Committee and the Board, and an additional fee of $20,000 for rendering a related liquidity analysis, which fee was due and payable upon delivery of a liquidity analysis to the Special Committee and the Board. Imperial Capital has acted as financial advisor to Mercury in connection with the purchase of the Whitney Note and the sale of the FBO business and received a total fee of $300,000 for its services, as set forth in “Corporate Developments in Last Four

Years – Sale of FBO’s”. Mercury also agreed, in connection with the issuance of its opinion letter in connection with the Transaction, to indemnify Imperial Capital, its affiliates and each of its directors, officers, agents and employees and each person, if any, controlling Imperial Capital or any of its affiliates against certain liabilities, including liabilities under federal securities laws. Imperial Capital did not recommend the amount of consideration to be paid in the Transaction. The cash consideration of $4.00 per share was recommended by the Special Committee.

CERTAIN EFFECTS OF THE TRANSACTION

     The Transaction will have various effects on Mercury, the affiliated stockholders, including CK Partners, and the unaffiliated stockholders, which are described in the applicable sections below:

Effects on Mercury

     If approved at the Special Meeting, the Transaction, if implemented, will have various effects on Mercury, as described below:

-	REDUCTION IN THE NUMBER OF STOCKHOLDERS AND THE NUMBER OF OUTSTANDING SHARES. Mercury believes that the Transaction will reduce the number of record common stockholders from approximately 331 to approximately 33. In calculating this number, Mercury assumes that, in addition to the approximately 30,202 common shares held by stockholders of record with fewer than 501 shares in their account, beneficial owners of approximately 162,411 additional shares also will receive cash for their shares in the Transaction. Accordingly the number of outstanding shares of common stock will decrease from 3,056,355 shares, as of March 1, 2005, to approximately 2,863,742 shares. In addition, Mercury believes that the number of beneficial owners of its common stock will decrease from approximately 2,039 to approximately 561 as a result of the Transaction.

-	DECREASE IN BOOK VALUE PER SHARE. As a result of the approximately 192,613 pre-split shares of common stock expected to be cashed-out at $4.00 per share for a total cost (including expenses on an after tax basis) of $1,092,000:

•	aggregate stockholders’ equity of Mercury as of December 31, 2004, will be reduced from approximately $15,700,000 on a historical basis to approximately $14,625,000 on a pro forma basis; and

•	the book value per share of common stock as of December 31, 2004, will be reduced from $5.14 per share on a historical basis to approximately $5.11 per share on a pro forma basis.

-	TERMINATION OF EXCHANGE ACT REGISTRATION. Mercury’s common stock is currently registered under the Exchange Act. Mercury plans to file a Form 15 with the SEC following the Transaction to terminate this registration if its common stock is no longer held by 300 or more stockholders of record. Termination of registration of Mercury’s common stock under the Exchange Act would substantially reduce the information Mercury is required to furnish to its stockholders and to the SEC. It would also make certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, Section 16(a) reporting for officers, directors, and 10% stockholders, proxy statement disclosure in connection with stockholder meetings, and the related requirement of an annual report to stockholders, no longer applicable. Mercury intends to apply for such termination as soon as practicable following the Transaction. However, Mercury currently intends to provide reports as to its financial condition and results of operation which Mercury expects may be accessed at www.pinksheets.com.

-	EFFECT ON MARKET FOR COMMON STOCK. Mercury’s common stock is currently listed on the American Stock Exchange. Mercury expects that after the Transaction, its common stock will be delisted from the American Stock Exchange. This delisting could further reduce the liquidity of the common stock. Any trading in Mercury’s common stock after the Transaction and deregistration of the common stock will only occur in the over-the-counter market or in privately negotiated sales, and Mercury’s common stock will likely only be quoted in the “pink sheets.”

-	FINANCIAL EFFECTS OF THE TRANSACTION. Mercury expects that it will use approximately $1,271,000 of cash, or $1,092,000 net of taxes, to complete the Transaction, including Transaction costs, and that this use of cash will not have any materially adverse effect on Mercury’s liquidity, results of operation, or cash flow. Because Mercury does not know the exact amount of shares that will be cashed-out, it can only estimate the total amount to be paid to stockholders in the Transaction. Mercury has sufficient cash and short term cash equivalents, or credit availability, to fund the Transaction. See also “ Source of Funds and Financing of the Transaction.”

-	EFFECTS ON THE BUSINESS OF MERCURY. Mercury expects its business and operations to continue as they are currently being conducted and, except as disclosed in this proxy statement, the Transaction is not expected to have any effect upon the conduct of such business.

Effects on Affiliated Stockholders

     The Transaction will have various effects on stockholders who are affiliates of Mercury, as described below. As used in this proxy statement, the term “affiliated stockholder” means any stockholder who is a director or executive officer of Mercury, or who owns 10% or more of Mercury’s outstanding common and preferred stock, voting as a single class, and the term “unaffiliated stockholder” means any stockholder other than an affiliated stockholder. The effects of the Transaction to an affiliated stockholder will vary based on whether or not all or any portion of the affiliated stockholder’s shares will be cashed-out in the Transaction. The determination of whether or not any particular shares of Mercury’s common stock will be cashed-out in the Transaction will be based on whether the holder of those shares hold either fewer than 501 shares or 501 or more shares. Because an affiliated stockholder may beneficially own both shares held by more than one holder of shares, an affiliate may beneficially own both shares that will be cashed-out in the Transaction and shares that will remain outstanding in the

Transaction. Except for 382 shares of common stock held by Mr. Czyzyk’s wife, as custodian for their children, all affiliated stockholders will retain beneficial ownership of all Mercury common shares held by them prior to the Transaction.

-	CASHED-OUT AFFILIATED STOCKHOLDERS. Affiliated stockholders owning fewer than 501 shares immediately prior to the effective time of the Transaction will, upon consummation of the Transaction:

•	receive $4.00 in cash, without interest, per share;

•	no longer have any equity interest in Mercury and, therefore, will not participate in its future potential earnings or growth, if any; and

•	be required to pay federal and, if applicable, state and local income taxes on the cash amount received in the Transaction or recognize loss for tax purposes depending upon the adjusted tax basis of their stock.

-	REMAINING AFFILIATED STOCKHOLDERS. Potential effects on affiliated stockholders who remain as stockholders after the Transaction include:

•	Reduced Reporting Requirements for Officers and Directors. The directors and executive officers will no longer be subject to the reporting and short-swing profit provisions under the Exchange Act with respect to changes in their beneficial ownership of Mercury common stock.

•	Decreased Book Value Per Share. The book value per share of common stock as of December 31, 2004, will be decreased from $5.14 per share on a historical basis to approximately $5.11 per share on a pro forma basis.

•	Decreased Liquidity. The liquidity of the shares of common stock held by stockholders may be further reduced by the Transaction due to the expected termination of the registration of the common stock under the Exchange Act and the delisting of the common stock from the American Stock Exchange. Any trading in Mercury’s common stock after the Transaction will only occur in the over-the-counter markets and in privately negotiated sales, and Mercury’s common stock will likely only be quoted in the “pink sheets.” There can be no assurance of any market for Mercury stock after the Transaction.

Effects on Unaffiliated Stockholders

     The Transaction will have various effects on stockholders who are not affiliates of Mercury, as described below. The effects of the Transaction to an unaffiliated stockholder will vary based on whether or not the unaffiliated stockholder’s shares will be cashed-out in the Transaction.

-	CASHED-OUT UNAFFILIATED STOCKHOLDERS. Unaffiliated Stockholders

owning fewer than 501 common shares immediately prior to the effective time of the Transaction will:

•	receive $4.00 in cash, without interest, per share;

•	no longer have any equity interest in Mercury and, therefore, will not participate in its future potential earnings or growth, if any; and

•	be required to pay federal and, if applicable, state and local income taxes on the cash amount received in the Transaction or recognize loss for tax purposes depending upon the adjusted tax basis of their stock.

-	REMAINING UNAFFILIATED STOCKHOLDERS. Potential effects on unaffiliated Mercury stockholders who remain as stockholders after the Transaction include:

•	Decreased Access to Information. If the Transaction is effected, Mercury intends to terminate the registration of its common stock under the Exchange Act. As a result, Mercury will no longer be subject to the periodic reporting requirements and the proxy rules of the Exchange Act, although Mercury currently intends to continue to provide reports as to its financial condition and results of operation which Mercury expects may be accessed at www.pinksheets.com. Further, executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including, without limitation, the reporting and short-swing profit provisions of Section 16 of the Exchange Act.

•	Decreased Liquidity. The liquidity of the shares of common stock held by stockholders may be further reduced by the Transaction due to the expected termination of the registration of the common stock under the Exchange Act and the delisting of the common stock from the American Stock Exchange. Any trading in Mercury’s common stock after the Transaction will only occur in the over-the-counter markets and in privately negotiated sales, and Mercury common stock will likely only be quoted in the “pink sheets.” There can be no assurance of any market for Mercury stock after the Transaction.

•	Decreased Book Value Per Share. The book value per share of common stock as of December 31, 2004, will be decreased from $5.14 per share on a historical basis to approximately $5.11 per share on a pro forma basis.

CONDUCT OF MERCURY’S BUSINESS AFTER THE TRANSACTION

     Mercury’s executive officers and Board of Directors will remain the same immediately following the Transaction. Mercury expects to conduct its business and operations after the effective date of the Transaction in substantially the same manner as they are currently being conducted and, except as described in this proxy statement with respect to: (1) the use of funds to finance the Transaction and related costs and (2) Mercury’s plans to deregister its Common Stock under the 1934 Act and delist it from the American Stock Exchange, the Transaction is not anticipated to have a material effect upon the conduct of Mercury’s business.

     Neither Mercury nor its management has any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation; a sale or transfer of any material amount of its assets; a change in its Board or management; a material change in its indebtedness or capitalization (except as described in this proxy statement); or any other material change in its corporate structure or business. However, Mercury may engage in such a transaction in the future to the extent that management and the Board determines it to be in the interest of Mercury and its stockholders.

CONDITIONS TO THE COMPLETION OF THE TRANSACTION

     The Transaction will not be effected unless and until Mercury stockholders approve the Transaction and the Board of Directors determines that:

-	Mercury has available funds necessary to pay for the fractional shares and costs resulting from the Transaction;

-	Mercury has sufficient cash reserves to continue to operate its business;

-	no event has occurred or is likely to arise that might have a materially adverse effect on Mercury; and

-	the Transaction will reduce the number of common stockholders below 300.

     In addition, the Board may decide to abandon the Transaction (even after stockholder approval) at any time prior to its consummation if the Board believes that such action would be in the best interests of Mercury and its stockholders. Assuming that these conditions are satisfied, Mercury, as promptly as reasonably practicable, will file an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State and thereby effect the Transaction. In that case, the approximate record date for effectuating the Transaction will be [May 31, 2005]. If Mercury does not effect the Transaction, Mercury will continue as a company with its common stock registered under the Exchange Act, and the common stock will continue to be traded on the American Stock Exchange.

SOURCE OF FUNDS AND FINANCING OF THE TRANSACTION

     Based on estimates of ownership of shares of common stock, the number of shares outstanding and other information as of March 1, 2005, and assuming that, as a result of the Transaction, 192,613 fractional shares are cashed out, Mercury estimates that the total funds required to consummate the Transaction will be approximately $1,092,000 after taxes, of which $771,000 will be used to pay the consideration to stockholders entitled to receive cash for their shares, and $500,000, or $322,000 after taxes, will be used to pay the costs of the Transaction, as follows:

Legal fees and expenses	$250,000
Postage and printing	$50,000
Miscellaneous Costs (1)	$25,000
Special Committee fees and expenses:
Legal fees and expenses	$50,000
Financial advisor and fairness opinion fees and expenses	$90,000
Special Committee fees and expenses	$20,000
Board fees and expenses	$10,000
Filing fees	$5,000

Total (before taxes)	$500,000

Total (after taxes)	$322,000

(1)	Includes proxy solicitation fees not to exceed $10,000, plus out-of-pocket expenses.

     On July 29, 2004, Mercury and Bank of America entered into a three-year $30,000,000 revolving credit line under a loan agreement with the Bank of America collateralized by all of the assets of Mercury, the terms of which were amended effective November 1, 2004. In accordance with the terms of the B of A Credit Facility, as amended, the revolving line of credit is used as collateral for any letters of credit issued by Mercury and for general working capital needs. Upon the effective date of the B of A Credit Facility, $15,414,000 of cash deposited by Mercury as collateral for outstanding letters of credit and reported as restricted cash on Mercury’s balance sheet at June 30, 2004 was released to Mercury for general corporate purposes. As of December 31, 2004, Mercury had $2,931,000 of unused revolving credit line available under the B of A Credit Facility. The amount of credit available to Mercury on the B of A Credit Facility, as amended, is determined monthly and is equal to the lesser of 1) sum of: a) 80% of the balance due on Domestic Eligible Receivables less b) $2,000,000; and 2) $30,000,000. The B of A Credit Facility, as amended, contains certain financial covenants limiting the amount Mercury can expend annually for capital expenditures to $2,000,000. The B of A Credit Facility, as amended, also prohibits the repurchase of stock and the payment of cash dividends, except for cash dividends in an amount not to exceed $17,500,000 by June 30, 2005. Mercury is also required to comply with certain financial covenants for tangible net worth and fixed charges. The B of A Credit Facility bears interest at the prime rate, and expires on July 31, 2007, or earlier under certain circumstances. Mercury is in compliance with all of the terms and conditions of the B of A Credit Facility. On March 17, 2005, the Bank of America informed Mercury, in writing, that it would allow Mercury to repurchase its common stock during fiscal year 2005, in an aggregate amount not to exceed $1,000,000. Consequently, under the existing B of A Credit Facility, financing will be assured to effect the Transaction, provided the Transaction is completed by June 30, 2005. There are no alternative financing plans in the event the financing under the B of A Credit Facility falls through.

ANTICIPATED ACCOUNTING TREATMENT

     Mercury anticipates that it will account for the purchase of outstanding Mercury common stock in the Transaction from stockholders as cancelled stock.

U.S. FEDERAL INCOME TAX CONSEQUENCE

     Summarized below are the material federal income tax consequences to Mercury and its stockholders resulting from the Transaction. This summary is based on existing federal income tax law, which may change, even retroactively. This summary does not discuss all aspects of federal income taxation that may be important to you in light of your individual circumstances. Many types of stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules including, but not limited to, stockholders who received Mercury common stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign or other tax considerations.

     This summary assumes that you are one of the following:

-	a citizen or resident of the United States;

-	a corporation or an entity taxable as a corporation created or organized under U.S. law (federal or state);

-	an estate the income of which is subject to federal income taxation regardless of its sources;

-	a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust; or

-	any other person whose worldwide income and gain is otherwise subject to federal income taxation on a net basis.

     This summary also assumes that you have held and will continue to hold your shares as capital assets.

NO RULING FROM THE INTERNAL REVENUE SERVICE OR OPINION OF COUNSEL WILL BE OBTAINED REGARDING THE FEDERAL INCOME TAX CONSEQUENCES TO THE STOCKHOLDERS OF MERCURY IN CONNECTION WITH THE TRANSACTION. ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES, IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES.

The Transaction

     We believe that the Transaction will be treated as a tax-free “recapitalization” for federal income tax purposes. This will result in no material federal income tax consequences to Mercury.

Federal Income Tax Consequences to Stockholders, Including Affiliates, Who Are Not Cashed-out in the Transaction

     If you continue to hold Mercury common stock immediately after the Transaction, and you receive no cash as a result of the Transaction, you will not recognize any gain or loss in the Transaction and will have the same adjusted tax basis and holding period in your Mercury common stock as you had in such stock immediately prior to the Transaction.

Federal Income Tax Consequences to Stockholders, Including Affiliates, Who Both Receive Cash and Own, or Are Considered to Own for Federal Income Tax Purposes, Mercury Common Stock After the Transaction

     In some instances you may be entitled to receive cash in the Transaction for shares you hold in one capacity, but continue to hold shares in another capacity. For example, you may own less than 501 shares in your own name (for which you will receive cash) and own more than 501 shares that are held in your brokerage account in street name. Alternatively, for federal income tax purposes you may be deemed to own shares held by others. For instance, if you own less than 501 shares in your own name (for which you will receive cash) and your spouse owns more than 501 shares (which will continue to be held following the completion of the Transaction), the shares owned by your spouse will be attributable to you. As a result, in some instances the shares you own in another capacity, or which are attributed to you, may remain outstanding. In determining whether you are deemed to continue to hold stock immediately after the Transaction, you will be treated as owning shares actually or constructively owned by certain family members and entities in which you have an interest (such as trusts and estates of which you are a beneficiary and corporations and partnerships of which you are an owner, and shares you have an option to acquire).

     If you both receive cash as a result of the Transaction and continue to hold Mercury common stock either directly or through attribution, you will recognize gain, if any, in an amount not to exceed the amount of cash received. Generally no loss will be recognized. The receipt of cash will be characterized as either a dividend or as a payment received in exchange for the stock. The Transaction will be taxed as a dividend unless the payment:

-	is not essentially equivalent to a dividend with respect to you as determined under Section 302(b)(1) of the Internal Revenue Code of 1986, as amended (the “Code”);

-	is a substantially disproportionate redemption of stock with respect to you as determined under Section 302(b)(2) of the Code; or

-	results in the complete termination of your interest in Mercury under Section 302(b)(3) of the Code (which would be possible if you ceased to own any shares directly and if the only shares attributed to you were from a family member and you properly waive family attribution).

     If you satisfy one of these tests, you will recognize income in an amount equal to the excess of the cash received for your shares over your adjusted basis in those shares, and this income will be characterized as capital gain.

     If you fail to satisfy one of these tests, then the cash received will be treated as a dividend to you to the extent of your ratable share of Mercury undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining amount will be treated as capital gain.

     If you, or a person or entity whose ownership of Mercury shares would be attributed to you, will continue to hold Mercury common stock immediately after the Transaction, you are urged to consult with your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Transaction, in light of your specific circumstances.

Federal Income Tax Consequences to Cashed-out Stockholders, including Affiliates, Who do not Own, and Are Not Deemed to Own, Mercury Common Stock After the Transaction

     If you receive cash as a result of the Transaction and do not own, and are not deemed to own Mercury common stock immediately after the Transaction, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed-out stock and your adjusted tax basis in such stock.

Capital Gain and Loss

     For individuals, capital gain recognized on the sale of capital assets that have been held for more than 12 months (to the extent they exceed capital losses) generally will be subject to tax at a federal income tax rate not to exceed 15%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will be subject to tax at ordinary income tax rates. In addition, capital gain recognized by a corporate taxpayer will be subject to tax at the ordinary income tax rates applicable to corporations. In general, the capital losses of individuals may only be deducted to the extent of the individual’s capital gains plus $3,000 each year. Any capital loss of an individual which is not deductible by reason of the foregoing limitation may be carried forward to subsequent years. In the case of corporations, capital losses may only be deducted to the extent of capital gains.

     Any capital loss of a corporation which is not deductible by reason of the foregoing limitation may be carried back three years and carried forward five years.

Dividend

     For individuals, if any portion of the cash received is treated as a dividend under the rules described above, the dividend generally will be subject to tax at a federal income tax rate not to exceed 15%, provided that the individual satisfies the holding period requirement.

Backup Withholding

     Stockholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) in connection with the Transaction to avoid backup withholding requirements that might otherwise apply. The letter of transmittal will require each stockholder to deliver such information when the common stock certificates are surrendered following the effective time of the Transaction. Failure to provide such information may result in backup withholding.

     As explained above, the amounts paid to you as a result of the Transaction may result in dividend income, capital gain income, or some combination of dividend and capital gain income to you depending on your individual circumstance.

REGULATORY APPROVALS

     Mercury is not aware of any material governmental or regulatory approval required for completion of the Transaction, other than compliance with the relevant federal and state securities laws and the corporate laws of the state of Delaware.

NO APPRAISAL OF DISSENTERS’ RIGHTS; ESCHEAT LAWS

     Stockholders do not have appraisal or dissenters’ rights under Delaware state law or Mercury’s Certificate of Incorporation or Bylaws in connection with the Transaction.

     The unclaimed property and escheat laws of each state provide that under circumstances defined in that state’s statutes, holders of unclaimed or abandoned property must surrender that property to the state. Persons whose shares are eliminated and whose addresses are unknown to Mercury, or who do not return their common stock certificate(s) and request payment therefor, generally will have a period of years (depending on applicable state law) from the effective date of the Transaction in which to claim the cash payment payable to them. Following the expiration of that period, the escheat laws of states of residence of stockholders, as shown by the records of Mercury, generally provide for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it or (ii) escheat of such property to the state. If Mercury does not have an address for the holder of record of the shares, then unclaimed cash-out payments, without interest, would be turned over to Mercury’s state of incorporation, the state of Delaware, in accordance with its escheat laws.

ADJOURNMENT OF MEETING

     Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment of the Special Meeting may be made without notice, other than by announcement made at the Special Meeting, by approval of the holders of a majority of the shares of Mercury’s common and preferred stock represented in person or represented by proxy at the Special Meeting, whether or not a quorum exists.

RESERVATION OF RIGHTS

     The Board has retained for itself the absolute authority to reject (and not implement) the Transaction (even after approval thereof) if it determines subsequently that the Transaction is not then in the best interests of Mercury and its stockholders.

EXAMPLES

     In general, the Transaction can be illustrated by the following examples:

HYPOTHETICAL SCENARIO	RESULT

Mr. Smith is a registered stockholder who holds 50 shares of Mercury’s common stock of record in his name at the effective time of the Transaction. Mr. Smith holds no other shares.	Instead of receiving fractional shares of common stock immediately after the reverse stock split, Mr. Smith will receive cash in the amount of $4.00 for each of the 50 shares of Mercury’s common stock held prior to the reverse stock split. (Note: If Mr. Smith wants to continue to invest in Mercury, he can buy at least 451 more shares of Mercury’s common stock (with such shares held of record in his name so that it is readily apparent that he owns more than 500 shares). Mr. Smith would have to act far enough in advance of the effective time of the Transaction so that the purchase is completed and registered on the books of Mercury before the effective time.)

HYPOTHETICAL SCENARIO	RESULT

Ms. Jones holds 100 shares of Mercury’s common stock in a brokerage account at the effective time of the Transaction. Ms. Jones holds no other shares.	Mercury intends to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their own names. Nominees will be instructed to effect the Transaction for their beneficial holders. Nominees may have different procedures, however, and stockholders holding common stock in street name should contact their nominees. Ms. Jones will receive cash in the amount of $4.00 for each of the 100 shares of Mercury’s common stock held prior to the reverse stock split.

HYPOTHETICAL SCENARIO	RESULT

Mr. Williams holds 475 shares of Mercury’s common stock of record in his name and 75 shares in a brokerage account at the effective time of the Transaction. Mr. Williams holds no other shares.	Mercury will presume that all of the shares are held by a holder of fewer than 501 shares and Mr. Williams will receive cash in the amount of $4.00 for each of the 550 shares of Mercury’s common stock held prior to the reverse stock split. (Note: If Mr. Williams wants to continue to hold Mercury’s shares, he can transfer at least 26 shares out of his brokerage account so that they are also held of record in his name. Mr. Williams would have to act far enough in advance of the effective time of the Transaction so that the purchase is complete and registered on the books of Mercury before the effective time.)

HYPOTHETICAL SCENARIO	RESULT

Ms. Washington holds 1,000 shares of Mercury’s common stock either in her name or in a brokerage account at the effective time of the Transaction. Ms. Washington holds no other shares.	Ms. Washington will hold 1,000 shares of Mercury’s common stock after the Transaction.

SELECTED PER SHARE FINANCIAL INFORMATION

     The following table sets forth selected historical per share financial information for Mercury and unaudited pro forma per share financial information for Mercury giving effect to the Transaction as if it had been consummated as of the end of each period presented, in the case of book value per share information, and as of the beginning of the respective periods, in the case of income per share and weighted common share outstanding information. The information presented below is derived from (i) the consolidated historical financial statements of Mercury, including the related notes thereto, and (ii) the unaudited Pro Forma Consolidated Financial Statements, including the related assumptions, beginning on page 75. This table should be read together with the Selected Historical Financial Information beginning on page 73, the unaudited Pro Forma Consolidated Financial Statements and the related assumptions and footnotes beginning on page 75 and the consolidated financial statements of Mercury and the notes thereto included in Mercury’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and Mercury’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2004, which information is attached to and incorporated by reference in this proxy statement. As described in the assumptions to the unaudited Pro Forma Consolidated Financial Statements, the pro forma per share information assumes that 192,613 shares of Common Stock will be cashed out in connection with the Transaction, and that the total cash required for the Transaction will be $1,271,000, including the cash paid for these shares, and amounts required to pay the other costs of the Transaction, or $1,092,000 net of taxes. The pro forma information set forth below is not necessarily indicative of what Mercury’s financial position or results of operations actually would have been if the Transaction had been consummated as of the above referenced dates or of Mercury’s financial position or results of operations in the future.

		As of and for the
	As of and for the	Year Ended
	Six Months Ended	June 30, 2004
	December 31, 2004	(pro forma amounts
(Shares in thousands except per share amounts)	(unaudited)	are unaudited)
Mercury — Historical
Net income per common share from continuing operations:
Basic	$(0.06)	$(1.67)
Diluted	$(0.06)	$(1.67)
Book value per common share (1)	$5.14	$10.79
Net tangle book value per share	$3.65	$9.25
Ratio of earnings to fixed charges	$1.16	$1.00
Dividends per common share	$5.70	$0.00
Weighted average common shares outstanding:
Basic	2,880,900	3,059,200
Diluted	2,880,900	3,059,200

Mercury—Pro Forma

Net income per common share from continuing operations (2):
Basic	$(0.07)	$(1.80)
Diluted	$(0.07)	$(1.80)
Book value per common share (3)	$5.11	$11.15
Net tangible book value per share	$3.51	$9.49
Dividends per common share	$5.70	$0.00
Weighted average common shares outstanding:
Basic	2,688,287	2,866,587
Diluted	2,688,287	2,866,587

(1)	Historical book value per share of common stock is computed by dividing stockholders’ equity by the number of basic common shares outstanding at the end of the period.

(2)	Basic and diluted pro forma net income per share amounts are computed by dividing pro forma net income by the historical weighted average number of basic shares and diluted shares outstanding for the period, minus the shares of common stock assumed to be cashed out in the Transaction.

(3)	Pro forma book value per share of common stock is computed by dividing pro forma stockholders’ equity by the number of basic common shares outstanding at the end of the respective periods, minus the number of shares of common stock assumed to be cashed out in the Transaction.

MARKET FOR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

MARKET PRICES OF THE COMMON STOCK

     Mercury’s common stock is listed on the American Stock Exchange under the symbol “MAX.” The following table sets forth the range of high and low closing prices as reported on the American Stock Exchange for the calendar periods set forth below. On March 8, 2005, the day before the public announcement that the Special Committee was considering the Transaction, the closing price of the common stock on the American Stock Exchange was $4.49 per share. On March 21, 2005, the day before Mercury’s announcement that the Transaction had been approved by the Special Committee and the Board, the closing price of the common stock on the American Stock Exchange was $3.36 per share. On ___, 2005 (the most recent practicable date prior to the printing of this proxy statement), the closing price of the common stock was $  per share.

     A special cash dividend of $5.70 per share was paid to stockholders effective the close of business on November 5, 2004. The prices set forth below are not adjusted for this special cash dividend. The prices set forth below are adjusted for a 1-for-2 reverse stock split as of June 18, 2003.

	HIGH		LOW
Calendar 2005
First quarter (through ____________)	$		$

Calendar 2004
Fourth quarter (November 6, 2004 through December 31, 2004)		$5.80		$3.08
Fourth quarter (through November 5, 2004)		8.45		5.02
Third quarter		5.56		4.95
Second quarter		7.19		4.58
First quarter		7.19		5.00

Calendar 2003
Fourth quarter		$6.85		$4.49
Third quarter		7.30		6.20
Second quarter		7.16		3.20
First quarter		3.70		3.20

     There were approximately 331 common stockholders of record as of March 1, 2005.

DIVIDENDS

     On October 6, 2004, Mercury announced that its Board of Directors declared a one-time special cash dividend totaling $17,500,000, that would be payable on a pro rata basis to holders of record of its common stock. The dividend was paid on November 5, 2004. Based on 3,056,355 shares of its common stock outstanding as of the close of business on the record date, the dividend payable per common shares was $5.70. The amount payable per share of common stock was net of the mandatory dividend payments of approximately $70,000 on the Company’s outstanding preferred stock as of the dividend payment date of November 5, 2004. This one-time special cash dividend was funded, in part, by a cash advance on Mercury’s credit facility with the Bank of America in the amount of $10,000,000.

     Except as set forth above, Mercury has not declared any dividends on the common stock during the past five years, and the Board of Directors does not currently intend to pay any cash dividends on the common stock in the foreseeable future. Payment of cash dividends by Mercury is at the discretion of its Board of Directors and is dependent on its earnings, financial condition, capital requirements and other relevant factors. Mercury’s current credit facility also contains limitations on Mercury’s ability to pay dividends.

STOCK PURCHASES BY MERCURY AND AFFILIATES

STOCK PURCHASES BY MERCURY

     Except as described below, Mercury has not purchased any shares of its common stock within the past two years.

     During the period from January 1, 2003 through March ___, 2005, Mercury purchased an aggregate of 519,850 shares of its common stock. The following table sets forth information by quarter regarding such share repurchases, both on an actual basis and on a basis adjusted to account for the $5.70 per share dividend paid to stockholders as of November 5, 2004:

	NUMBER OF		AVERAGE		AVERAGE
	SHARES		PRICES PAID		PRICES PAID
CALENDAR PERIOD	PURCHASED		(ACTUAL)		(ADJUSTED) (1)
2005 – First Quarter (2)	0		n.a.		n.a.

2004 – Fourth Quarter	8,750	(3)	$4.90		$4.90	(4)
2004 – Third Quarter	153,000	(5)	$6.01		$0.31
2004 – Second Quarter	14,500		$6.17		$0.47
2004 – First Quarter	0		n.a.		n.a.

2003 – Fourth Quarter	343,600	(6)	$10.44	(7)	$4.74
2003 – Third Quarter	0		n.a.		n.a.
2003 – Second Quarter	0		n.a.		n.a.
2003 – First Quarter	0		n.a.		n.a.

(1)	Adjusted to account for a $5.70 per share cash dividend paid to stockholders as of November 5, 2004.

(2)	Through March ___, 2005.

(3)	Purchased by Mercury from a former executive officer upon his termination of employment.

(4)	Purchased subsequent to November 5, 2004, and therefore not adjusted.

(5)	Mercury purchased 150,000 shares on July 16, 2004, pursuant to a settlement agreement with David H. Murdock and related parties (collectively “Murdock”). The shares were purchased at $6.00 per share. In connection with the settlement agreement, Mercury and Murdock agreed to enter into a certain mutual release of claims, and Mercury agreed to pay to Murdock $525,000 representing all costs, fees and expenses incurred by Murdock in connection with the settlement agreement and due diligence investigation of Mercury’s business and in consideration for Murdock’s execution of a mutual release of claims. Mercury also purchased 3,000 shares during the quarter at $6.55 per share from a former executive officer upon his termination of employment.

(6)	Represents number of shares purchased by Mercury from J O Hambro and certain of its affiliates and private clients (“Hambro”) on December 15, 2003 pursuant to a settlement agreement with Hambro.

(7)	Represents principal amount of three promissory notes issued to Hambro pursuant to the settlement agreement for an aggregate principal amount of $3,586,000, divided by the number of shares purchased by Mercury from Hambro. The $3,586,000 includes consideration paid by Mercury for the shares purchased and also for the following: (i) Mercury’s agreement not to institute certain litigation against Hambro, (ii) Mercury’s agreement to dismiss the litigation against Hambro, (iii) the release of certain claims by Hambro, and (iv) reimbursement of Hambro for certain costs, fees and expenses. The per share amount in the table assumes the payment was exclusively in consideration for the Mercury shares.

STOCK PURCHASES BY AFFILIATES

     Except as described below, and except for acquisitions and exercises of stock options, to the best of Mercury’s knowledge, at $5.87 per share, by Mr. Feracota, neither CK Partners nor any executive officer or director of Mercury, or any other person in control of Mercury (“Affiliates”)have purchased any shares of Mercury’s common stock within the past two years.

     During the period from January 1, 2003 through May ___, 2005, the Affiliates purchased an aggregate of 419,807 shares of its common stock. The following table sets forth information by quarter regarding such share repurchases:

	NUMBER OF		AVERAGE
	SHARES		PRICE PAID
CALENDAR PERIOD	PURCHASED		(ACTUAL)
2005 – First Quarter (1)	0		n.a.

2004 – Fourth Quarter	419,807	(2)	$3.15	(3)
2004 – Third Quarter	0		n.a.
2004 – Second Quarter	0		n.a.
2004 – First Quarter	0		n.a.
2003 – Fourth Quarter	0		n.a.
2003 – Third Quarter	0		n.a.
2003 – Second Quarter	0		n.a.
2003 – First Quarter	0		n.a.

(1)	Through May ___, 2005.

(2)	Consists of the following purchases by CK Partners: (i) 192,400 shares purchased on November 23, 2004, at $3.20 per share; and (ii) 226,407 shares purchased on November 30, 2004 at $3.10 per share, and a purchase of 1,000 shares on December 2, 2004 at $5.87 per share, by Mr. Feracota.

(3)	Shares acquired subsequent to the special dividend of $5.70 per share which was paid to stockholders on November 5, 2004, and therefore not adjusted.

THE SPECIAL MEETING

GENERAL

     Mercury is providing this proxy statement to Mercury’s stockholders of record as of [April ___, 2005], along with a form of proxy that the Mercury Board of Directors is soliciting for use at the Special Meeting to be held on [May 31, 2005] at 9:00 a.m., at 5456 McConnell Avenue, Los Angeles, California 90066. At the Special Meeting, the stockholders will vote upon

(1) a proposal to adopt the Amended and Restated Certificate of Incorporation that will effect a 1-for-501 reverse stock split followed immediately by a 501-for-1 forward stock split of Mercury’s common stock; and (2) a proposal to grant the Company’s board of directors discretionary authority to adjourn the Special Meeting if necessary to satisfy the conditions to completing the transaction, including for the purpose of soliciting proxies to vote in favor of the transaction.

WHO CAN VOTE AT AND ATTEND THE SPECIAL MEETING

     You may vote all of Mercury’s common and preferred stock that you own as of the close of business on the record date, which was [April ___, 2005]. These shares include:

-	shares held directly in your name as the “stockholder of record,” and

-	shares held for you as the “beneficial owner” either through a broker, bank or other nominee.

     Many of Mercury’s stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     Stockholder of Record. If your shares are registered directly in your name with the Transfer Agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by Mercury. As the stockholder of record, you have the right to vote by proxy or to vote in person at the Special Meeting. Mercury has enclosed a proxy card for you to use.

     Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” with respect to those shares, and the proxy materials are being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other nominee how to vote and are also invited to attend the Special Meeting. As a beneficial owner, however, you are not the stockholder of record, and you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy appointment form from the stockholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

     All holders of Mercury’s common and preferred stock may attend the Special Meeting in person. If you are a beneficial owner of Mercury’s common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the Special Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. Only holders of record of Mercury’s common and preferred stock as of [April ___, 2005] may cast their votes in person at the Special Meeting.

     Whether you hold your shares directly as stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting. You may vote by signing your proxy card or, for shares held in street name, by signing the voting instruction card included by your broker or nominee and mailing it in the enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described above in “Questions and Answers — About the Meeting and — Voting Procedures — How are my Votes Counted?”

VOTE REQUIRED

     The required vote for each of the proposals presented at the Special Meeting are as follows:

1.	The Transaction is subject to the approval of the affirmative vote of holders of a majority of the outstanding shares of our common stock and preferred stock, voting as a single class.

2.	Approval of granting the board of directors with discretionary authority to adjourn the Annual Meeting requires the affirmative vote of a majority of the shares of common and preferred stock voting as a single class.

     The proposals to approve the Transaction and grant the Board of Directors with discretionary authority to adjourn the Special Meeting are “non-discretionary” items, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, shares held in street name that have been designated by brokers on proxy cards as not voted with respect to that proposal (“broker non-vote shares”) will not be counted as votes cast.

     In accordance with Mercury’s Bylaws relating to special meetings of stockholders, no other business may be presented at the Special Meeting other than matters incidental to the conduct of the Special Meeting.

     As of the record date, the directors and executive officers of Mercury held a total of approximately 38.5% of the outstanding shares of Mercury’s common and preferred stock entitled to vote at the Special Meeting. The directors and executive officers of Mercury have indicated that they will vote “FOR” each of the proposals presented at the Special Meeting.

VOTING AND REVOCATION OF PROXIES

     The shares of Mercury’s common and preferred stock represented by properly completed proxies received at or before the time for the Special Meeting (or any adjournment) will be voted as directed by the respective stockholders unless the proxies are revoked as described below. If no instructions are given, executed proxies will be voted “FOR” approval of the Transaction, , and “FOR” approval of the proposal granting the Board of Directors discretionary authority to adjourn the Special Meeting.

     The proxies will be voted in the discretion of the proxy holders on other matters, if any, that are properly presented at the Special Meeting and voted upon.

     You may revoke your proxy at any time before the vote is taken at the Special Meeting. To revoke your proxy, you must either: notify Wayne Lovett in writing at Mercury’s principal executive office; submit a later dated proxy to Mr. Lovett; or attend the Special Meeting and vote your shares in person. Your attendance at the Special Meeting will not automatically revoke your proxy. If you hold your shares in street name, please see the voting form provided by your broker for additional information regarding the voting of your shares. Your broker may allow you to deliver your voting instructions via the telephone or the internet. If your shares are not registered in your name, you will need additional documentation from your record holder to vote the shares in person.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of Mercury has approved the Transaction and believes that it is fair to and in the best interests of, Mercury and its stockholders. With Messrs. Czyzyk and Kopko abstaining, the remainder of the Board of Directors unanimously recommends that Mercury’s stockholders vote “FOR” approval of the Transaction.

     The Board of Directors of Mercury also recommends that you vote “FOR” the proposal to grant the Board of Directors discretionary authority to adjourn the Special Meeting.

THE PROPOSED AMENDMENT

     The following is a description of the material terms and effects of the Transaction. A copy of the proposed Amended and Restated Certificate of Incorporation effecting both the reverse split and the forward split following immediately thereafter is attached as Appendix A to this proxy statement. This discussion does not include all of the information that may be important to you. You should read the proposed Amended and Restated Certificate of Incorporation and this proxy statement and related appendices before deciding how to vote at the Special Meeting.

THE STRUCTURE OF THE TRANSACTION

     The Transaction includes both a reverse stock split and a forward stock split of the common stock. If the Transaction is approved by stockholders and implemented by the Board of Directors, the reverse and forward splits are expected to occur at 11:59 p.m., Eastern Time, on or about [May 31, 2005] (the “effective time”).

     Upon consummation of the reverse split, each registered stockholder at the effective time will receive 1 share of common stock for each 501 shares of common stock held in his or her account at that time. If a registered stockholder holds 501 or more shares of common stock in his or her account, any fractional shares in such account will not be cashed-out after the reverse stock split and the forward stock split, and the total number of shares held by such holder will not change as a result of the Transaction. Any registered stockholder who holds fewer than 501 shares of common stock in his or her account at the effective time will receive a cash payment instead of fractional shares. This cash payment will be determined and paid as described under “

- Conversion of Shares in the Transaction” below.

     We intend to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Transaction for their beneficial holders. Nominees may have different procedures, however, and stockholders holding shares in street name should contact their nominees.

CONVERSION OF SHARES IN THE TRANSACTION

     At the effective time of the Transaction:

-	stockholders holding fewer than 501 shares of Mercury common stock immediately prior to the effective time, whether record shares (as defined below) or street shares (as defined below), will receive cash equal to $4.00 per share, without interest, and such shares will be cancelled;

-	all outstanding shares of Mercury common stock other than those described above will remain outstanding with all rights, privileges, and powers existing immediately before the Transaction;

As used above:

-	the term “record shares” means shares of Mercury stock, other than street shares, and any record share shall be deemed to be held by the registered holder thereof as reflected on the books of Mercury; and

-	the term “street shares” means shares of Mercury stock held of record in street name, and any street share shall be deemed to be held by the beneficial owner thereof as reflected on the books of the nominee holder thereof.

     Mercury (along with any other person or entity to which it may delegate or assign any responsibility or task with respect thereto) shall have full discretion and exclusive authority (subject to its right and power to so delegate or assign such authority) to:

-	make such inquiries, whether of any stockholder(s) or otherwise, as it may deem appropriate for purposes of effecting the Transaction; and

-	resolve and determine, in its sole discretion, all ambiguities, questions of fact and interpretive and other matters relating to such provisions, including, without limitation, any questions as to the number of shares held by any holder immediately prior to the effective time. All such determinations by Mercury shall be final and binding on all parties, and no person or entity shall have any recourse against Mercury or any other person or entity with respect thereto.

     For purposes of effecting the Transaction, Mercury may, in its sole discretion, but without any obligation to do so,

-	presume that any shares of Mercury common stock held in a discrete account (whether record or beneficial) are held by a person distinct from any other person, notwithstanding that the registered or beneficial holder of a separate discrete account has the same or a similar name as the holder of a separate discrete account; and

-	aggregate the shares held (whether of record or beneficially) by any person or persons that Mercury determines to constitute a single holder for purposes of determining the number of shares held by such holder.

     Rule 12g5-1 under the Exchange Act provides that, for the purpose of determining whether an issuer is subject to the registration provisions of the Exchange Act, securities shall be deemed to be “held of record” by each person who is identified as the owner of such securities on the records of security holders maintained by or on behalf of the issuer, subject to the following:

-	In any case where the records of security holders have not been maintained in accordance with accepted practice, any additional person who would be identified as such an owner on such records if they had been maintained in accordance with accepted practice shall be included as a holder of record.

-	Securities identified as held of record by a corporation, a partnership, a trust (whether or not the trustees are named), or other organization shall be included as so held by one person.

-	Securities identified as held of record by one or more persons as trustees, executors, guardians, custodians or in other fiduciary capacities with respect to a single trust, estate, or account shall be included as held of record by one person.

-	Securities held by two or more persons as co-owners shall be included as held by one person.

-	Securities registered in substantially similar names where the issuer has reason to believe because of the address or other indications that such names represent the same person, may be included as held of record by one person.

EXCHANGE OF CERTIFICATES

     Promptly after the Transaction, Mercury will mail to each holder who appears to have owned fewer than 501 common shares immediately prior to the effective time of the Transaction, based on information available to Mercury, a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates to Mercury) and instructions to effect the surrender of the certificates in exchange for a cash payment, if any, payable with respect to such certificates. Upon surrender of a certificate for cancellation to Mercury, together with such letter of transmittal, duly completed and executed and containing the certification that the holder of the certificate holds fewer than 501 common shares, and such other customary documents as may be required pursuant to such instructions, the holder of such certificate will receive a cash payment payable with respect to the shares formerly represented by such certificate and the certificate so surrendered shall be canceled.

     All amounts payable to stockholders will be subject to applicable state laws relating to abandoned property. No service charges or brokerage commissions will be payable by stockholders in connection with the Transaction. Mercury will not pay any interest on any cash amounts payable to its stockholders as a result of the Transaction.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM MERCURY. LETTERS OF TRANSMITTAL WILL BE MAILED SOON AFTER THE TRANSACTION IS COMPLETED.

TIME OF CLOSING

     If the Transaction is approved by the Mercury stockholders, the Transaction will take place on [May 31, 2005] or as soon as practicable thereafter. As soon as practicable following the Special Meeting, the Amended and Restated Certificate of Incorporation will be filed with the Secretary of State of Delaware. Each of the reverse split and the forward split will become effective on the date and at the time specified in the Amended and Restated Certificate of Incorporation .

PROPOSAL FOR DISCRETIONARY ADJOURNMENT OF THE SPECIAL MEETING

     The board of directors is seeking discretionary authority to adjourn the Special Meeting if necessary to satisfy the conditions to completing the transaction, including for the purpose of soliciting proxies to vote in favor of the transaction.

     Approval of the proposal to grant the board of directors discretionary authority to adjourn the Special Meeting requires the affirmative vote of the holders of a majority of the shares of common and preferred stock, voting as a single class on the matter. The board of directors recommends a vote FOR granting the board of directors discretionary authority to adjourn the meeting. Abstentions and broker non-votes have no effect in the matter. Unless a contrary choice is indicated, proxies solicited by the board of directors will be voted FOR granting the board of directors discretionary authority to adjourn the Special Meeting.

FINANCIAL INFORMATION

Summary Historical Financial Information

     The following summary of historical consolidated financial data was derived from Mercury’s audited consolidated financial statements as of and for each of the fiscal years ended June 30, 2004, 2003, and 2002, and from unaudited interim consolidated financial statements as of and for the six months ended December 31, 2004 and 2003. The statement of operations data for the six months ended December 31, 2004 is not necessarily indicative of results to be expected for the full fiscal year. This financial information is only a summary and should be read in conjunction with the consolidated financial statements of Mercury and other financial information, including the notes thereto, contained in Mercury’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and Mercury’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2004, which information is attached hereto and incorporated by reference in this proxy statement. See “Where You Can Find More Information” and “Documents Incorporated by Reference” both on page ___.

	As of and for the Six Months		As of and for the
	Ended December 31		Fiscal Year Ended June 30
	2004	2003	2004	2003	2002
		(Dollars in thousands, except for per share data)
Balance Sheet Data:
Working Capital	23,985	12,246	33,874	12,004	(19,224)
Total assets	94,081	137,016	105,957	132,955	136,214
Long-term debt (net of current portion)	21,221	50,392	17,790	48,946	17,516
Mandatorily Redeemable Preferred Stock	468	500	518	481	—
Stockholders’ equity	15,700	29,267	31,895	32,430	34,420
Book value per common share	5.14	9.90	10.79	9.85	10.52

Income Statement Data:
Net sales and revenues	279,023	171,209	385,461	337,248	288,925
Gross margin	9,448	7,339	13,026	13,109	14,268
Income (loss) from continuing operations (1)	(148)	(1,427)	(5,083)	(2,983)	(2,420)
Income (loss) from discontinued operations (2)	—	(392)	(1,803)	185	6,937
Gain on sale of discontinued operations (3)	22	—	7,501
Net income (loss)	(126)	(1,819)	615	(2,798)	4,517
Diluted earnings (loss) per share: (4) From continuing operations, net of taxes	(0.06)	(0.45)	(1.67)	(0.92)	(0.74)
From discontinued operations, net of taxes	—	(0.12)	(0.59)	0.06	2.12
From sale of discontinued operations, net of taxes	0.01		2.45

Net income (loss) per share	(0.05)	(0.57)	0.19	(0.86)	1.38

Notes:

(1)	The loss from continuing operations in FY 2004 includes $1,680 for severance payments to the retiring chairman of the board, $311 for increased audit frees due to the re-audit of the Company’s financial statements for fiscal 2002 and 2001, $1,799 for the Hambro Settlement and $525 associated with the Murdock Settlement.

(2)	The income (loss) from the discontinued operation for all years relates to the operations of Mercury Air Centers and the sale of that separate business segment in FY 2004.

(3)	The income from gain on sale of discontinued operation relates to the sale of Air Centers

(4)	Earnings (loss) per share have been adjusted retroactively to reflect the effect of the one-for-two stock split that was effective June 18, 2003.

Pro Forma Consolidated Financial Statements (Unaudited)

     The following unaudited pro forma consolidated balance sheet as of December 31, 2004, and the unaudited pro forma consolidated statements of operations for the six months ended December 31, 2004 and for the fiscal year ended June 30, 2004, show the pro forma effect of the Transaction and related events as required by Rule 11-02 of Regulation S-X. The historical figures for the fiscal year ended June 30, 2004, were derived from Mercury’s audited consolidated financial statements that were included in Mercury’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004. The historical figures as of and for the period ended December 31, 2004 were derived from Mercury’s unaudited consolidated financial statements that were included in Mercury’s Quarterly Report on Form 10-Q for the six months ended December 31, 2004.

     The pro forma information below in this section giving effect to the Transaction is based on estimates of record ownership of shares of common stock, the number of shares outstanding and other information as of December 31, 2004 and assumes that, as a result of the foregoing, 192,613 fractional shares are cancelled or cashed out at a price of $4.00 per pre-Transaction share. Pro forma adjustments to the pro forma balance sheets are computed as if the Transaction had occurred at December 31, 2004, while the pro forma income statements are computed as if the Transaction had occurred at the beginning of the period.

     The pro forma information is not necessarily indicative of what Mercury’s financial position or results of operations actually would have been if the Transaction had occurred on July 1, 2003 or July 1, 2004, or of Mercury’s financial position or results of operations in the future.

     The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and accompanying footnotes included in Mercury’s Annual Report on Form 10-K for the year ended June 30, 2004, and in our Quarterly Report on Form 10-Q for the quarters ended December 31, 2004, which are attached hereto and incorporated by reference in this proxy statement.

Mercury Air Group, Inc.
Pro Forma Consolidated Balance Sheet
For the Six Months Ended December 31, 2004
As if the Transaction Occurred December 31, 2004
(Dollars in thousands)
(Unaudited)

	Historical	Adjustments	Pro Forma
Assets
CURRENT ASSETS:
Cash	$6,316	$—	$6,316
Trade accounts receivable	56,912	—	56,912
Inventories	1,619	—	1,619
Prepaid expenses and other current assets	3,657	—	3,657
Deferred income tax	1,451	—	1,451

TOTAL CURRENT ASSETS	69,955	—	69,955
PROPERTY, EQUIPMENT AND LEASEHOLDS	7,564	—	7,564
NOTES RECEIVABLE	1,296	—	1,296
DEFERRED INCOME TAX	611	—	611

	Historical	Adjustments		Pro Forma
GOODWILL	4,411	—		4,411
OTHER INTANGIBLE ASSETS, NET	600	—		600
RESTRICTED CASH	8,418	—		8,418
OTHER ASSETS, NET	1,226	—		1,226

TOTAL ASSETS	$94,081	$0		$94,081

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable	36,390	—		36,390
Accrued Expenses and Other Current Liabilities	8,559	—		8,559
Current Portion of LTD	1,021	—		1,021

TOTAL CURRENT LIABILITIES	45,970	—		45,970
LONG-TERM DEBT	21,221	1,075	(1)	22,296
DEFERRED GAIN	9,444	—		9,444
OTHER LONG-TERM LIABILITIES	335	—		335
DEFERRED RENT	943			943

TOTAL LIABILITIES	77,913	1,075		78,988

MANDATORILY REDEEMABLE PREFERRED STOCK:
Series A - $0.01 par value; 1,000,000 shares authorized; 462,627 shares outstanding at December 31, 2004	468	—		468
STOCKHOLDERS’ EQUITY:
Common Stock - $0.01 par value; authorized 18,000,000 shares; 3,056,355 shares outstanding at December 31	31	(2	)(2)	29
Additional Paid-in-Capital	21,473	(769	)(2)	20,704
Retained Earnings (Accumulated deficit)	(2,971)	(305	)(3)	(3,276)
Accumulated Other Comprehensive Income (Loss)	193	—		193
Treasury Stock	(43)	—		(43)
Notes Receivable from Officers	(2,983)	—		(2,983)

TOTAL STOCKHOLDERS’ EQUITY	15,700	(1,075)		14,625

TOTAL LIABILITIES, MANDATORILY REDEEMBABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$94,081	$0		$94,081

Mercury Air Group, Inc.
Pro Forma Consolidated Statement of Operations
For the Six Months Ended December 31, 2004
As if the Transaction Occurred July 1, 2004
(Dollars in thousands)
(Unaudited)

	Historical	Adjustments	Pro Forma
Operating data
Sales and revenues	279,023	—	279,023
Costs and expenses	269,575	—	269,575

Gross margin	9,448	—	9,448

	Historical	Adjustments		Pro Forma
Expenses:
Selling, general and administrative	7,028	—		7,028
Provision for bad debts	364	—		364
Depreciation and amortization	1,254	—		1,254
Interest and other (income) expense, net	975	27	(4)	1,002

Total Expenses	9,621	27		9,648
Income (loss) from continuing operations before income taxes	(173)	(27)		(200)
Income tax (benefit) expense	(25)	(11	)(5)	(36)

Net income (loss) from continuing operations	(148)	(17)		(165)
Accrued preferred stock dividends	20			20

Net Income (loss) applicable to common stockholders	(168)	(17)		(185)

Net income (loss) per share from continuing operations	(0.06)			(0.07)

Basic
Diluted	(0.06)			(0.07)

Number of Shares	2,880,900	(192,613	)(6)	2,688,287
Basic
Diluted	2,880,900	(192,613	)(6)	2,688,287

Mercury Air Group, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended June 30, 2004
As if the Transaction Occurred July 1, 2003
(Dollars in thousands)
(Unaudited)

	Historical	Adjustments		Pro Forma
Operating data
Sales and revenues	385,461			385,461
Costs and expenses	372,435			372,435

Gross margin	13,026	—		13,026
Expenses:
Selling, general and administrative	12,885	—		12,885
Provision for bad debts	506			506
Depreciation and amortization	2,828			2,828
Settlement costs	2,414			2,414
Interest and other (income) expense, net	654	55	(7)	709

Total Expenses	19,287	55		19,342
Income (loss) from continuing operations before income taxes	(6,261)	(55)		(6,316)
Income tax (benefit) expense	(1,178)	(21	)(5)	(1,199)

Net income (loss) from continuing operations	(5,083)	(34)		(5,117)
Accrued preferred stock dividends	37	—		37

Net Income (loss) applicable to common stockholders	(5,120)	(34)		(5,154)

Net income (loss) per share from continuing operations
Basic	(1.67)			(1.80)
Diluted	(1.67)			(1.80)

	Historical	Adjustments		Pro Forma
Number of Shares
Basic	3,059,200	(192,613	)(6)	2,866,587
Diluted	3,059,200	(192,613	)(6)	2,866,587

Notes:

(1)	Represents funds borrowed under the Company’s senior credit facility to effect the Transaction.

(2)	Represents payments in respect of fractional shares that are estimated to be approximately $771. $0.01 per share, or $2, was allocated to Common Stock; $3.99 per share, or $769 was allocated to Additional Paid-in-Capital.

(3)	Retained earnings are reduced for the expenses related to the Transaction of $305, net of tax.

(4)	Increased interest costs at an assumed interest rate of 5.0% on the approximately $1,075 of revolving line of credit funds used to effect the Transaction. A 1/8% change in the assumed rate would result in a change in interest expense of approximately $1 per annum.

(5)	Taxes are based upon Mercury Air Group’s estimated annual combined statutory federal and state income tax rate of 39%

(6)	Pro forma basic and diluted weighted outstanding shares are adjusted based on the assumed redemption of 192,613 pre-split shares.

(7)	Increased interest costs at an assumed interest rate of 5.0% on the approximately $1,075 of revolving line of credit funds used to affect the Transaction. A 1/8% change in the assumed rate would result in a change in interest expense of approximately $1 per annum.

MANAGEMENT OF MERCURY

     Set forth below is information about the directors and executive officers of Mercury.

Directors

Name	Age	Positions

Joseph A. Czyzyk	57	President, Chief Executive Officer and Chairman
Frederick H. Kopko, Jr.	49	Director
Gary J. Feracota	44	Director
Michael J. Janowiak	41	Director
Angelo Pusateri	64	Director

Executive Officers Who Are Not Directors

Name	Age	Positions

Kent Rosenthal	45	Chief Financial Officer
William L. Silva	54	Executive Vice President and President of Maytag Aircraft Corporation (“Maytag”)
Wayne J. Lovett	56	Executive Vice President, Secretary and General Counsel

     Joseph A. Czyzyk has been President and a Director of Mercury Air Group since November 1994 and has served as Chief Executive Officer since December 1998. Mr. Czyzyk was appointed Chairman in July 2004. Mr. Czyzyk also served as President of Mercury Service, Inc., a discontinued division of Mercury Air Group which sold aviation fuel and provided refueling services for commercial aircrafts, from August 1985 until August 1988, and President of Mercury Air Cargo, Inc. from August 1988 until August 1997. Mr. Czyzyk served as an Executive Vice President of Mercury Air Group from November 1990 through November 1994. Mr. Czyzyk received a B.S. in Civil Engineering from California State University of Los Angeles and served in the U.S. Navy. Mr. Czyzyk has served the City of Los Angeles as a Taxi Commissioner since 1998 and was elected President of the Board of Taxicab Commissioners in July 2002.

     Frederick H. Kopko, Jr. has been a director of Mercury Air Group since October 1992. Mr. Kopko has been a partner in the law firm of McBreen & Kopko since January 1990. Mr. Kopko presently serves on the Board of Directors of Sonic Foundry, Inc., a business which develops automated rich media applications software and systems. He was admitted to practice law in the State of Illinois. He attended the University of Connecticut, receiving a Bachelor of Arts degree in economics, magna cum laude. He, thereafter, received his Juris Doctorate degree from the University of Notre Dame where he was editor of the Notre Dame Law Review. Mr. Kopko also attended the University of Chicago and obtained his Master of Business Administration degree with High Honors.

     Gary J. Feracota has been a director of Mercury Air Group since November 2001. Mr. Feracota is, and has since January 2002, been a Principal of the Pinnacle Group, a privately-held fractional yacht leasing company. He is also a management consultant serving growth companies. From June 2001 to January 2002, Mr. Feracota was President and Chief Executive Officer of Anlon Systems, a distance learning software company, consummating the sale of that company to a private investment group. From September 1997 to June 2001, he was a Partner at Deloitte Consulting. Mr. Feracota was an Associate Partner at Andersen Consulting, where he served as a management consultant from September 1988 to September 1997. He served as Director of Marketing for Seier Technologies from May 1985 to September 1988 and as a Member of the Technical Staff for Texas Instruments from July 1982 to August 1985. Mr. Feracota received a Bachelor degree in Energy Technology and Physics from Northern Illinois University and a Master of Business Administration degree from the University of Chicago.

     Michael Janowiak has been a director of Mercury Air Group since September 2002. Mr. Janowiak has been a Principal of a company known as Professional Education International (PEI), a professional training organization, since August 1985. Mr. Janowiak has 19 years experience in the information industry. He founded the publishing/ research division of PEI. He has served on the Advisory Board of the Midtown Foundation since January 2001, as the Subsidiary Director of CIB Marine Bancshares, Inc., since November 2001, as Industry Advisor — Illinois Institute of Technology since January 1999, as member of the Advisory Board of Liquio Corporation since August 2002 and as member of the Advisory Board of Idynta Systems since December 2001. Mr. Janowiak attended the University of Arizona and the Stanford University Executive Program.

     Angelo Pusateri has been a director of Mercury Air Group since December 2002. In May 2002 he retired from Virgin Atlantic Airways Group, Ltd., after 18 years of service. He was President of Virgin Atlantic Cargo from October 1985 until his retirement and President of Virgin Security Services, Inc. from January 1993 to May 2002. Mr. Pusateri currently is an

Adjunct Professor at Hofstra University and lectures on “International Strategic Management”. He earned a Master of Business Administration degree from City University of New York.

     Kent Rosenthal has been Mercury’s Chief Financial Officer since December 2004. Mr. Rosenthal is a senior financial executive with more than twenty years experience in accounting and finance positions. Prior to joining Mercury, from September 2003 to December 2004, Mr. Rosenthal was engaged in independent consulting work. Form October 2000 to September 2003, Mr. Rosenthal was the Vice President of Finance of Anixter Pentacon, Inc. (subsidiary of Anixter, Inc.) (“Anixter”), a leading distributor of communications and specialty wire and cable products. While at Anixter, Mr. Rosenthal’s responsibilities included finance, bank relations, strategic planning, and taxation. Prior to Anixter, from February 1988 to January 2000, Mr. Rosenthal held various financial positions at Allied Signal/Honeywell Aerospace. In his last position as director for sales and marketing, Mr. Rosenthal was responsible for, among other things, budgeting and coordination of revenue plan development. Mr. Rosenthal holds an MBA degree from the University of Nebraska at Lincoln.

     Wayne J. Lovett has been Executive Vice President of Mercury Air Group since May 2001 and has served as Corporate Secretary since June 1999. Mr. Lovett has been General Counsel since October 1997. Prior to joining Mercury Air Group he was the presiding Judge of the Lakeway, Texas Municipal Court and was previously Corporate Counsel and Secretary of Communications Transmission, Inc. (now Broadwing). He received a Bachelor of Science in Management from Northeastern University in Boston, Massachusetts and his Juris Doctorate, from South Texas College of Law in Houston, Texas.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of May 1, 2005 with respect to the Mercury’s common stock, preferred stock, total voting power before the Transaction and after the Transaction, by: (a) each director of Mercury; (b) each of Mercury’s executive officers; (c) the directors and executive officers of Mercury, as a group; and (d) all persons known to Mercury to be the beneficial owners of more than five percent (5%) of its outstanding common stock or preferred stock. As of March 1, 2005, there were 3,056,355 shares of common stock and 462,627 shares of preferred stock issued and outstanding. All entries in this chart and elsewhere in this proxy statement have been adjusted for the one-for-two reverse stock split of the common stock of Mercury effective June 18, 2003.

Number of Shares and Percentage of Class Beneficially Owned (1)
								Total Voting
						Total Voting Power (3)		Power After
	Common Stock			Preferred Stock (2)		Before Transaction		Transaction
Name and Address (4)	Shares		Percent	Shares	Percent	Shares	Percent
Joseph A. Czyzyk	1,403,698	(5)	43.1%	0	0	1,403,698	37.7%	39.8%
William L. Silva	88,187	(6)	2.9%	0	0	88,187	2.5%	2.6%
Wayne J. Lovett	31,148	(7)	1.0%	25,820	5.6%	56,968	1.6%	1.7%

Kent D. Rosenthal (8)	0		0	0	0	0	0	0
Frederick H. Kopko, Jr.	1,403,698	(9)	43.1%	0	0	1,403,698	37.7%	39.8%

Number of Shares and Percentage of Class Beneficially Owned (1)
									Total Voting
							Total Voting Power (3)		Power After
	Common Stock			Preferred Stock (2)			Before Transaction		Transaction
Name and Address (4)	Shares		Percent	Shares		Percent	Shares	Percent
20 N. Wacker Drive
Suite 2520
Chicago, IL 60606
Gary Feracota	33,500	(10)	1.1%	0		0	33,500	*	1.0%
904 Williams St.
River Forest, IL 60305
Sergei Kouzmine (11)	31,000	(12)	1.0%	0		0	31,000	*	*
45 Williamsburg Rd.
Evanston, IL 60203
Michael H. Janowiak	22,500	(13)	*	0		0	22,500	*	*
6540 West Joliet Road
#38
Countryside, IL 60525
Angelo Pusateri	16.375	(14)	*	0		0	16,375	*	*
17 Cary Road
New Hyde Park, NY 11040
CK Partners	1,403,698	(15)	43.1%	0		0	1,403,698	37.7%	39.8%
Dimensional Fund	174,101	(16)	5.7%	0		0	174,101	4.9%	5.2%
Advisors, Inc.
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401
Beti Ward	28,711	(17)	*	250,000	(18)	54.0%	278,711	7.9%	8.4%
6644 Vista Del Mar
Playa Del Rey, CA 90293
Jeff Stallones	8,250	(19)	*	160,987		34.8%	169,237	4.8%	5.1%
3808 World Houston
Parkway, Suite B
Houston, TX 77032
All directors and	1,595,408	(20)	48.5%	25,820		11.2%	1,621,228	42.8%	45.1%
executive officers as a
group (11 persons)

*	Less than one percent

(1)	The percentage of shares beneficially owned is based on 3,056,355 shares of common stock and 462,627 shares of preferred stock outstanding as of March 1, 2005. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The stock ownership information includes current shareholdings and shares with respect to which the named individual has the right to acquire beneficial ownership under options exercisable within 60 days, as of March 1, 2005, but does not assume conversion of any preferred shares. See footnote (3). Shares acquired pursuant to exercise of options are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by that person. These shares are not deemed outstanding, however, for the purposes of computing the percentage ownership of any other person.

(2)	Preferred stock has one vote per share, and is convertible into shares of common stock at a rate of .13333 per share of preferred stock. The amounts in the table assume that no preferred shares are converted.

(3)	Assumes that no preferred shares are converted. As a consequence of the voting rights of the preferred stock, conversion would be dilutive as to voting power. See footnote (2).

(4)	Unless otherwise indicated in the table, the address for each of the individuals named in the table is 5456 McConnell Avenue, Los Angeles,California 90066.

(5)	Consists of (i) 1,194,885 shares beneficially owned by CK Partners, (ii) 76,127 shares issuable upon exercise of options owned by Mr. Frederick H. Kopko, Jr., (iii) 5,172 shares held jointly with the wife of Mr. Czyzyk, 383 shares held by Mr. Czyzyk as custodian for his children, and 2,131 shares held by Mr. Czyzyk’s wife as custodian for their children and (iv) 125,000 shares issuable upon exercise of options owned by Mr. Czyzyk. On July 27, 2000, Philip J. Fagan, M.D., Frederick H. Kopko, Jr. and Joseph A. Czyzyk formed CK Partners f/k/a CFK Partners f/k/a FK Partners, an Illinois general partnership (CK Partners). On July 30, 2004, Dr. Philip J. Fagan withdrew from the partnership and transferred and conveyed to CK Partners all of his right, title and interest in and to all of the shares held by CK Partners. CK Partners holds all shares beneficially owned by the Partners. Pursuant to Section 7 of the Partnership Agreement of CK Partners, the Partners have agreed that such shares shall be voted for Mr. Czyzyk and Mr. Kopko, or as designated by Mr. Czyzyk and Mr. Kopko, respectively. On August 20, 2004, CK Partners, Messrs. Kopko and Czyzyk filed Amendment No. 1 to Form 13D, with the Securities and Exchange Commission with respect to the common shares owned by them. Reference is made to that Form 13D for a complete description of the terms and conditions, including voting terms and conditions, on which such shares are being held.

(6)	Includes 5,000 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(7)	Includes 15,000 shares issuable upon exercise of options exercisable within 60 days from the date hereof and 200 shares held by Mr. Lovett and his wife. Does not include common shares that may be acquired upon conversion of preferred shares. See footnote (1).

(8)	Appointed as Chief Financial Officer on December 9, 2004.

(9)	Consists of (i) 1,194,885 shares beneficially owned by CK Partners, (ii) 76,127 shares issuable upon exercise of options owned by Mr. Frederick H. Kopko, Jr., (iii) 5,172 shares held jointly with the wife of Mr. Czyzyk, 383 shares held by Mr. Czyzyk as custodian for his children, and 2,131 shares held by Mr. Czyzyk’s wife as custodian for their children and (iv) 125,000 shares issuable upon exercise of options owned by Mr. Czyzyk. On July 27, 2000, Philip J. Fagan, M.D., Frederick H. Kopko, Jr. and Joseph A. Czyzyk formed CK Partners f/k/a CFK Partners f/k/a FK Partners, an Illinois general partnership (CK Partners). On July 30, 2004, Dr. Philip J. Fagan withdrew from the partnership and transferred and conveyed to CK Partners all of his right, title and interest in and to all of the shares held by CK Partners. CK Partners holds all common shares beneficially owned by the Partners. Pursuant to Section 7 of the Partnership Agreement of CK Partners, the Partners have agreed that such shares shall be voted for Mr. Czyzyk and Mr. Kopko, or as designated by Mr. Czyzyk and Mr. Kopko, respectively. On August 20, 2004, CK Partners, Messrs. Kopko and Czyzyk filed Amendment No. 1 to Form 13D, with the Securities and Exchange Commission with respect to the common shares owned by them. Reference is made to that Form 13D for a complete description of the terms and conditions, including voting terms and conditions, on which such shares are being held.

(10)	Includes 7,501 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(11)	Did not stand for re-election in February 2005.

(12)	Includes 30,000 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(13)	Consists of 22,500 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(14)	Includes 15,000 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(15)	Consists of (i) 1,194,885 shares beneficially owned by CK Partners, (ii) 76,127 shares issuable upon exercise of options owned by Mr. Frederick H. Kopko, Jr., (iii) 5,172 shares held jointly with the wife of Mr. Czyzyk, 383 shares held by Mr. Czyzyk as custodian for his children, and 2,131 shares held by Mr. Czyzyk’s wife as custodian for their children and (iv) 125,000 shares issuable upon exercise of options owned by Mr. Czyzyk. On July 27, 2000, Philip J. Fagan, M.D., Frederick H. Kopko, Jr. and Joseph A. Czyzyk formed CK Partners f/k/a CFK Partners f/k/a FK Partners, an Illinois general partnership (CK Partners). On July 30, 2004, Dr. Philip J. Fagan withdrew from the partnership and transferred and conveyed to CK Partners all of his right, title and interest in and to all of the shares held by CK Partners. CK Partners holds all shares beneficially owned by the Partners. Pursuant to Section 7 of the Partnership Agreement of CK Partners, the Partners have agreed that such shares shall be voted for Mr. Czyzyk and Mr. Kopko, or as designated by Mr. Czyzyk and Mr. Kopko, respectively. On August 20, 2004, CK Partners, Messrs. Kopko and Czyzyk filed Amendment No. 1 to Form 13D, with the Securities and Exchange Commission with respect to the common shares owned by them. Reference is made to that Form 13D for a complete description of the terms and conditions, including voting terms and conditions, on which such shares are being held.

(16)	Based on publicly available information reported on February 9, 2005, Dimensional Fund Advisors, Inc. (“Dimensional”) is a beneficial owner of 174,101 shares as a result of acting as an investment advisor to various investment companies (the “Funds”). In addition, Dimensional has sole power to dispose of 174,101 shares owned by the Funds.

(17)	Included 15,461 shares, held by Pacific Aviation Logistics, a company owned by Beti Ward, and 11,000 shares held in the name of a trust of which she is trustee. Does not include common shares that may be acquired upon conversion of preferred shares. See footnote (1).

(18)	Includes 50,000 shares of preferred stock held by Pacific Air Cargo, a company owned by Beti Ward.

(19)	Includes 6,250 shares issuable upon exercise of options exercisable within 60 days from the date hereof. Does not include common shares that may be acquired upon conversion of preferred shares. See footnote (1).

(20)	Includes 266,128 shares issuable upon exercise of options exercisable within 60 days from the date hereof. Assuming no options are exercised, the directors and executive officers as a group would beneficially own 38.5% of the outstanding common and preferred stock, voting as a single class.

CERTAIN TRANSACTIONS

     CK Partners is a partnership consisting of two of Mercury’s directors, Joseph A. Czyzyk and Frederick H. Kopko, Jr., Mr. Czyzyk also serves as Mercury’s Chief Executive Officer and Mr. Kopko also serves as outside counsel on various general corporate legal matters. In addition, CK Partners also owns approximately 37.7% of Mercury’s issued and outstanding common and preferred stock.

     CFK Realty Partners, LLC is a Limited Liability Company that, until July 2004, consisted of three of Mercury’s directors Dr. Philip J. Fagan, Joseph A. Czyzyk and Frederick H. Kopko, Jr. In July 2004, Messrs. Czyzyk and Kopko transferred all of their interest in CFK Realty Partners, LLC to Dr. Fagan, at which time Dr. Fagan resigned as Director and Chairman of the Board of Mercury.

     In January 2002, Mercury sold the land and the office building which houses its corporate headquarters to CFK Realty Partners, LLC for $4,200,000, consisting of $2,800,000 cash and a note receivable of $1,400,000. The note accrues interest at 5% and was originally due December 31, 2004. Mercury has also entered into a 20 year lease for the property which provides for monthly rental payments in the amount of $36,664. The lease was amended and restated on July 1, 2004, to provide for a ten-year term with the same monthly rent and the note receivable was reduced to $779,123.29 and the term extended to December 31, 2009. These transactions were conducted on an arms-length basis. For the twelve month period ended June 30, 2003, Mercury expended $275,000 for leasehold improvements on its corporate headquarters. This amount is being amortized over the office lease term. The financial statements of CFK Realty are fully consolidated with the consolidated financial statements of Mercury.

     Until October 28, 2004, Mercury and its former Chairman, Dr. Fagan (collectively, the “Members”) each owned an equity interest in MercMed LLC (“MercMed”) of 68.47% and 31.53%, respectively. MercMed was formed for the purpose of owning and operating an aircraft for the Members. In June 2003, the Members amended the MercMed Operating Agreement to amend each Member’s ownership interest from 50% for each Member to the ownership percentages previously noted. On March 27, 2003, MercMed obtained new financing for the aircraft which is a 15-year loan with the interest rate being fixed for the initial 36-month period. At the end of the initial 36-month period, the interest rate will be reviewed and fixed at the then Federal Home Loan Bank’s regular three-year interest rate plus 275 basis points. Each of the Members are guarantors of this note. Since the inception of the new loan and through June 30, 2004, MercMed is current on the payments due. The outstanding principal amount of the loan as of June 30, 2004 was $667,591. Effective October 28, 2004 Mercury transferred its interest in MercMed, LLC to Dr. Fagan, and Dr. Fagan agreed to indemnify Mercury with respect to the guaranty.

     Mercury uses the services of the legal firm M&K for various general corporate legal matters. Mr. Frederick H. Kopko, Jr., a partner of M&K, is a member of Mercury’s Board of Directors and is a partner of CK Partners. For the twelve month periods ended June 30, 2004, Mercury paid the Firm $916,458 for legal services rendered.

     On May 22, 2002, Mr. Czyzyk entered into an amended and restated employment agreement with Mercury Air Group, and, on the same date, Messrs. Lovett, Enticknap, Schlax, Steven Antonoff, Vice President of Human Services (“Antonoff”) and Mark Coleman, formerly Chief Operating Officer of Mercury Air Cargo (“Coleman”) entered into employment agreements with Mercury Air Group. Under the terms of Mr. Czyzyk’s amended and restated employment agreement and the employment agreements of Messrs. Lovett, Enticknap, Schlax, Antonoff and Coleman, each such officer participated in the 2002 Management Stock Purchase Plan wherein Messrs. Czyzyk, Lovett, Enticknap, Schlax, Antonoff and Coleman purchased

193,825, 15,948, 15,000, 12,501, 12,501 and 12,501 shares of common stock from CK Partners at a price of $15.00 per share, with such purchases funded by Mercury. Each of the officers obligations to repay Mercury are forgiven rateably over a 10-year period, except for Mr. Enticknap whose forgiveness is over 8 years, provided each such officer remains employed by Mercury during such period. Each officer shall have no obligation to repay Mercury if he remains employed by Mercury after March 1, 2012 (March 1, 2010, as to Mr. Enticknap) or in the event of a takeover of Mercury by parties unrelated to the existing Board of Directors. Mr. Coleman’s employment was terminated as of December 5, 2003 when he was replaced by Paul Martins. Mr. Enticknap’s employment was terminated in April, 2004. Mr. Schlax was replaced as Chief Financial Officer on December 9, 2004.

     Mercury has Indemnity Agreements with each of its directors and executive officers which require Mercury, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors, officers, employees or agents of Mercury, and, under certain circumstances, to advance their expenses incurred as a result of proceedings brought against them. In order to be entitled to indemnification, the executive officer or director must have acted in a manner reasonably believed to be in, or not opposed to, the best interests of Mercury and, with respect to a criminal matter, in a manner which he had no reason to believe was illegal.

COST OF SOLICITATION OF PROXIES

     The cost of this solicitation will be paid by Mercury. In addition to the solicitation of proxies by mail, the directors, officers and employees of Mercury may solicit proxies personally or by telephone or telegraph. Mercury may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and Mercury may reimburse such persons for their expenses in doing so. Mercury may also retain a professional proxy solicitation firm to assist in the solicitation of proxies at a maximum total cost to be borne by Mercury of $10,000 plus out-of-pocket expenses.

STOCKHOLDER PROPOSALS

     If the Transaction is not consummated and Mercury remains a public company, stockholder proposals or candidates for Board membership to be considered for inclusion in Mercury’s proxy statement and form of proxy for the next annual meeting of stockholders, must be received by Mercury between November 4, 2005 and December 4, 2005, except that if next year’s annual meeting of stockholders is changed by more than 30 calendar days from February 2, 2006, a stockholder proposal must be received by Mercury not later than the tenth day following the day on which public announcement of such meeting is first made. In addition, the stockholder proposal must meet all other requirements for inclusion in the proxy statement. Further, Mercury will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not disclosed in Mercury’s proxy statement and form of proxy statement for the next annual meeting of stockholders if Mercury has not received written notice of such proposal by November 19, 2005, unless the date of the next annual meeting of stockholders has changed by more than 30 days from February 2, 2006, in which event Mercury must receive advance notice a reasonable time before it mails its proxy statement for the next annual meeting of stockholders.

     Stockholder recommendations of candidates for Board membership will be considered when timely submitted with sufficient detail including candidate’s name, principal occupation during the past five years, listing of directorships, a statement that such nominee has consented to the submission of the nomination, amount of common stock of Mercury held by the nominee and qualification (including information regarding compliance with the Mercury’s Bylaws on qualifications) addressed to: the Secretary of Mercury, 5456 McConnell Avenue, Los Angeles, California 90066. Stockholder proposals should be submitted to 5456 McConnell Avenue, Los Angeles, California 90066.

OTHER MATTERS

     In accordance with Mercury’s Bylaws relating to special meetings of stockholders, no other business may be presented at the Special Meeting other than matters set forth herein which will be presented for consideration at the Special Meeting or which are incidental to the conduct of the Special Meeting.

     All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to Mercury or in person at the meeting, without affecting any vote previously taken.

WHERE YOU CAN FIND MORE INFORMATION

     The Transaction will result in a “going private” Transaction subject to Rule 13e-3 of the 1934 Act. Mercury has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the 1934 Act with respect to the Transaction. The Schedule 13E-3 contains additional information about Mercury. Copies of the Schedule 13E-3 are available for inspection and copying at the principal executive offices of Mercury during regular business hours by any interested stockholder of Mercury, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to Wayne J. Lovett, Mercury’s Executive Vice President, Secretary and General Counsel, at the following address: Mercury Air Group, Inc., 5456 McConnell Avenue, Los Angeles, California 90066.

     Mercury is currently subject to the information requirements of the 1934 Act and files periodic reports, proxy statements and other information with the Securities and Exchange Commission relating to its business, financial and other matters.

     Copies of such reports, proxy statements and other information, as well as the Schedule 13E-3, may be copied (at prescribed rates) at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. For further information concerning the SEC’s public reference rooms, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at “http://www.sec.gov.” The Common Stock is listed on the American Stock Exchange under the symbol “MAX.”

DOCUMENTS INCORPORATED BY REFERENCE

     Annexed hereto and incorporated by reference herein as Appendices C and D, respectively, are the documents listed below that Mercury has filed previously with the SEC. They contain important information about Mercury and its financial condition.

-	Mercury’s Annual Report on Form 10-K for the year ended June 30, 2004.

-	Mercury’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2004.

     The information incorporated by reference should be considered part of this proxy statement except for any information superseded by information contained directly in this proxy statement.

     We have not authorized anyone to give any information or make any representation about the Transaction or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC. If anyone does give you different or additional information, you should not rely on it.

BY ORDER OF THE BOARD OF DIRECTORS

JOSEPH A. CZYZYK
CHAIRMAN OF THE BOARD, CHIEF
EXECUTIVE OFFICER AND PRESIDENT

APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF

MERCURY AIR GROUP, INC.

     Mercury Air Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of Mercury Air Group, Inc. resolutions were duly adopted setting forth proposed amendments to the Restated Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, That the Restated Certificate of Incorporation of this corporation be amended and restated in its entirety so that, as amended and restated said Restated Certificate of Incorporation shall be and read as follows:

ARTICLE I
NAME

     The name of the corporation is Mercury Air Group, Inc. (the “CORPORATION”).

ARTICLE II
PURPOSE

     The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE III
SHARES

     (a) The aggregate number of shares which the Corporation has authority to issue is eighteen million (18,000,000) shares of common stock, $.01 par value per share, and three million (3,000,000) shares of preferred stock, $.01 par value per share.

     (b) The Board of Directors is expressly authorized to provide for the issuance of all or any shares of preferred stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the General Corporation Law of Delaware. Such authorization shall include, without limitation, the authority to provide that any such class or series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

     (c) Without regard to any other provision of this Amended and Restated Certificate of Incorporation, each one (1) share of Common Stock, issued and outstanding, immediately prior to the time this Amended and Restated Certificate of Incorporation becomes effective (the “Effective Date”) shall be and is hereby automatically reclassified and changed (without any further act) into one-five hundredth and first (1/501) of a fully-paid and nonassessable share of Common Stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any holder of fewer than 501 shares of Common Stock immediately prior to the Effective Date, and that instead of issuing fractional shares, the Corporation shall pay cash as of the Effective Date.

     (d) After giving effect to paragraph (c) of this Article Fourth of this Amended and Restated Certificate of Incorporation, each one (1) share of Common Stock, issued and outstanding (and including each fractional share in excess of one (1) share held by any stockholder) immediately following the Effective Date shall be and are hereby automatically reclassified and changed (without any further act) into five hundred (501) fully-paid and nonassessable shares of Common Stock (or, with respect to such fractional shares and interests, such lesser number of shares and fractional shares or interests as may be applicable based upon such 501-1 ratio), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued.

ARTICLE IV
DENIAL OF PREEMPTIVE RIGHTS

     Except as may be set forth in a written agreement executed by an authorized representative of the Corporation, no stockholder of the Corporation or other person shall have any preemptive right to purchase or subscribe to any shares of any class or any notes, debentures, options, warrants or other securities, now or hereafter authorized.

ARTICLE V
REGISTERED OFFICE AND AGENT

     The street address of the initial registered office of the Corporation is 1209 Orange Street, Wilmington, Delaware 19801 and the name of its initial registered agent at such address is The Corporation Trust Company.

ARTICLE VI
LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

     To the greatest extent permitted by applicable law, no director (including any advisory director) of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, the foregoing shall not limit the liability of a director (including any advisory director) (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware General Corporation Law, or (iv) for any Transaction from which the director derived an improper personal benefit.

ARTICLE VII
INDEMNITY

     SECTION 7.1 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person’s behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the standards of conduct set forth in this Section 7.1.

     SECTION 7.2 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys’ fees) actually and reasonably incurred by such person or on such person’s behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of such person’s duty to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

     SECTION 7.3 Notwithstanding the other provisions of this Article VII, to the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 7.1 and 7.2, or in the defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys’ fees) actually and reasonably incurred by such person or on such person’s behalf in connection therewith.

     SECTION 7.4 Any indemnification under Sections 7.1 and 7.2 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that indemnification of the Director, officer, employee or agent is not proper in the circumstances because such person has not met the applicable standards of conduct set forth in Sections 7.1 and 7.2.

     SECTION 7.5 Costs, charges and expenses (including attorneys, fees) incurred by a person referred to in Sections 7.1 and 7.2 in defending a civil or criminal action, suit or proceeding (including investigations by any government agency and all costs, charges and expenses incurred in preparing for any threatened action, suit or proceeding) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a Director or officer in such person’s capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the Director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such Director or officer is not entitled to be indemnified by the Corporation as authorized in this Article VII. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient’s financial ability to make repayment. The repayment of such charges and expenses incurred by other employees and agents of the Corporation which are paid by the Corporation in advance of the final disposition of such action, suit or proceeding as permitted by this Section 7.5 may be required upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and subject to the approval of such Director, officer, employee or agent of the Corporation, authorize the Corporation’s counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     SECTION 7.6 Any indemnification under Sections 7.1, 7.2 or 7.3 or advance of costs, charges and expenses under Section 7.5 shall be made promptly, and in any event within 30 days, upon the written request of the Director, officer, employee or agent directed to the Secretary of the Corporation. The right to indemnification or advances as granted by this Article VII shall be enforceable by the Director, officer, employee or agent in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 30 days. Such person’s costs and expenses incurred in connection with successfully establishing such person’s right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 7.5 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 7.1 or 7.2, but the burden of proving that such standard of conduct has not been met shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 7.1 and 7.2, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     SECTION 7.7 The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article VII shall be deemed to be a contract between the Corporation and each Director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Article VII is in effect. No amendment or repeal of this Article VII or of any relevant provisions of the Delaware General Corporation Law or any other applicable laws shall adversely affect or deny to any Director, officer, employee or agent any rights to indemnification which such person may have, or change or release any obligations of the Corporation, under this Article VII with respect to any costs, charges, expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement which arise out of an action, suit or proceeding based in whole or substantial part on any act or failure to act, actual or alleged, which takes place before or while this Article VII is in effect. The provisions of this Section 7.7 shall apply to any such action, suit or proceeding whenever commenced, including any such action, suit or proceeding commenced after any amendment or repeal of this Article VII.

     SECTION 7.8 For purposes of this Article VII:

(i)	“THE CORPORATION” shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers, and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

(ii)	“OTHER ENTERPRISES” shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation;

(iii)	“SERVING AT THE REQUEST OF THE CORPORATION” shall include any service which imposes duties on, or involves services by, a Director, officer, employee, or agent of the Corporation with respect to an employee benefit plan, its participants, or beneficiaries, including acting as a fiduciary thereof;

(iv)	“FINES” shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

(v)	A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in Sections 7.1 and 7.2; and

(vi)	Service as a partner, trustee or member of management or similar committee of a partnership or joint venture, or as a Director, officer, employee or agent of a corporation which is a partner, trustee or joint venturer, shall be considered service as a Director, officer, employee or agent of the partnership, joint venture, trust or other enterprise.

     SECTION 7.9 If this Article VII or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director, officer, employee and agent of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VII that shall not have been invalidated and to the full extent permitted by applicable law.

     SECTION 7.10 The Corporation shall purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person or on such person’s behalf in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII, provided that such insurance is available on acceptable terms as determined by a vote of a majority of the entire Board of Directors.

ARTICLE VIII
BYLAWS

     The Bylaws of the Corporation may be amended or repealed, or new Bylaws may be adopted, (i) by the Board of Directors of the Corporation at any duly held meeting or pursuant to a written consent in lieu of such meeting, or (ii) by the holders of a majority of the shares represented at any duly held meeting of stockholders, provided that notice of such proposed action shall have been contained in the notice of any such meeting, or pursuant to a written consent signed by the holders of a majority of the outstanding shares entitled to vote thereon.

ARTICLE IX
CERTIFICATE OF DESIGNATIONS

     The Certificate of Designations of Mercury Air Group, Inc. attached hereto as Annex A, is hereby incorporated in this Amended and Restated Certificate of Incorporation.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Mercury Air Group, Inc. has caused this certificate to be signed by Wayne J. Lovett, Executive Vice President and Secretary, this ___of ___, 2005.

By:	Wayne J. Lovett
Executive Vice President and Secretary

ANNEX A

CERTIFICATE OF DESIGNATIONS
OF
MERCURY AIR GROUP, INC.

     The undersigned Joseph A. Czyzyk, President and Chief Executive Officer of Mercury Air Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

     Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the said Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors, acting by unanimous consent on December 7, 2002, adopted the following resolutions creating a series of Preferred Stock designated as Series A 8% Cumulative Convertible Preferred Stock out of the class of 10,000,000 shares of preferred stock, par value $.01 per share:

     RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors does hereby provide for the issue of a series of preferred stock of the corporation and does hereby fix and herein state and express the designations, powers, preferences, and relative and other special rights and the qualifications, limitations and restrictions thereof as follows:

     1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as “Series A 8% Cumulative Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting Series A Preferred Stock shall be 1,000,000.

     2. RANKING. As to the payment of dividends and distributions on liquidation, the Series A Preferred Stock ranks senior to all Junior Stock, junior to all Senior Stock, and on a parity with each other class or series of preferred stock which by its terms ranks on a parity with the Series A Preferred Stock. Subject to the terms of this Article First, the Corporation reserves the right to issue preferred stock which ranks senior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets and on liquidation.

     3. VOTING. In addition to any other voting rights provided by law, the Series A Preferred Stock shall have one vote per share on any actions to be taken by stockholders of the Corporation and shall vote with the Common Stock as a single class.

     4. DIVIDENDS. The holders of the Series A Preferred Stock are entitled to the following dividends:

          4A. PREFERENTIAL CASH DIVIDENDS. When and as declared by the Board of Directors and to the extent permitted by law, the Corporation shall pay preferential cumulative dividends to the holders of the shares of Series A Preferred Stock as provided in this

SECTION 4A. Such dividends shall be paid in cash or in kind, at the election of the Corporation. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock shall accrue on an annual basis at an annual rate of eight percent (8.0%) of the Stated Value, as defined in SECTION 11. Such dividends shall be fully cumulative and shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. All accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividend, distribution or payment (other than in capital stock or a right to acquire capital stock of the Corporation) can be made with respect to any Junior Stock, provided, however, that the Corporation may make payments (1) in kind, (2) in lieu of fractional shares, and (3) in satisfaction of dissenter’s rights. No accumulation of dividends on the Series A Preferred Stock shall bear interest.

          Except as otherwise provided for herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to all outstanding shares of Series A Preferred Stock, such payment shall be distributed ratably among the holders of such shares based upon the number of shares of such series held by each such holder.

          4B. RECORD DATE; PAYMENT DATE; PAYMENT DEFAULT. Dividends shall be payable to holders of record of the Series A Preferred Stock as of the close of business on June 30 and December 31 (or in each case the next succeeding business day) of each year, beginning June 30, 2003. Subject to the declaration thereof by the Board of Directors, payment of dividends shall be made within 45 days after the record date. A payment is “made” when a check is mailed. Dividends payable for less than a semi-annual period shall be computed on a pro rata basis for the number of days during such less than semi-annual period that the Series A Preferred Stock is outstanding.

     5. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, before any distribution or payment is made upon any Junior Stock, an amount equal to the Series A Liquidation Preference Payment, as defined in SECTION 11, plus, in the case of each share of Series A Preferred Stock, any accrued but unpaid dividends thereon. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of the Series A Preferred Stock shall be insufficient to permit payment to the holders of Series A Preferred Stock of the amount distributable as aforesaid, then, subject to the rights of any stock ranking senior to the Series A Preferred Stock, the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Preferred Stock in proportion to the respective amounts which would otherwise be payable in respect of the shares of Series A Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the payment or the setting aside for such payment of the preferential amounts provided for in this SECTION 5, the holders of the Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

     Written notice of such liquidation, dissolution, or winding up stating a payment date, the amount of the Series A Liquidation Preference Payment and the place where said Series A

Liquidation Preference Payment shall be payable, shall be delivered not less than twenty (20) days prior to the payment date therein, to the holders of record of the Series A Preferred Stock, such notice to be addressed to each such holder at the address as shown by the record of the Corporation.

     6. CONVERSIONS. The holders of shares of Series A Preferred Stock shall have the following conversion right:

          6A. RIGHT TO CONVERT. Subject to the terms and conditions of this SECTION 6, at the option of the holder thereof, each share of Series A Preferred Stock (except that upon liquidation, dissolution, winding up of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by dividing the number of shares of Series A Preferred Stock to be converted by the conversion price of $7.50 per share or, in case an adjustment of such price has taken place pursuant to further provision of this SECTION 6, then by the conversion price as last adjusted and in effect at the date the share or shares of Series A Preferred Stock are surrendered for conversion (such conversion price of $7.50, or such conversion price as last adjusted, being referred to as the “Conversion Price”). Such rights of conversion shall be exercised by the holder of Series A Preferred Stock by giving written notice that the holder elects to convert the stated number of shares of Series A Preferred Stock into Common Stock and by the surrender of a certificate or certificates for the number of shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Preferred Stock) at any time during its normal business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          In case the Corporation shall at any time subdivide (by a stock split or a stock dividend payable in Series A Preferred Stock but excluding dividends in kind as set forth in SECTION 4A) its outstanding shares of Series A Preferred Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately increased, and, conversely, in case the outstanding shares of Series A Preferred Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately decreased, it being the intent that any such adjustment shall result in the same number of shares of Common Stock being issuable upon conversion of all the Series A Preferred Stock after such split, dividend or combination as immediately before such split, dividend or combination.

          Cash dividends for less than a semi-annual period on Series A Preferred Stock which are converted prior to the date set for determining holders of record shall be paid on a pro rata basis for the number of days during such less than semi-annual period prior to conversion, and payment of such pro rata amount shall be made in accordance with the provisions of this Section 6A for the payment of cash dividends.

          6B. ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED.

Promptly upon the receipt of written notice referred to in SECTION 6A and surrender of the certificate or certificates for the share of shares of Series A Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Preferred Stock shall terminate including without limitation, the right to receive the Series A Liquidation Preference Payment, and the person or person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become holder or holders of record of the shares of Common Stock represented thereby.

          6C. DIVIDENDS; PARTIAL CONVERSION; FRACTIONAL SHARES. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered pursuant to SECTION 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would be delivered upon conversion, the Corporation, in lieu of delivering such fractional share, may pay to the holder surrendering the Series A Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share of Common Stock as determined in good faith by the Board of Directors of the Corporation.

          6D. ADJUSTMENT UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by a stock split, stock dividend payable in Common Stock, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6E. ADJUSTMENT UPON OTHER CORPORATE CHANGE. Upon the consummation of an Other Corporate Change, the terms of the Series A Preferred Stock shall be deemed modified, without payment of any additional consideration therefore, so as to provide that upon the conversion of the shares of Series A Preferred Stock following the consummation of such Other Corporate Change, the holder of such shares of Series A Preferred Stock shall have the right to acquire and receive (in lieu of or in addition to the shares of Common Stock acquirable and receivable prior to the Other Corporation Change) such shares of stock, securities or assets as such holder would have received if such holder had converted such shares of Series A Preferred Stock into Common Stock immediately prior to such Other Corporate Change, in each case giving effect to any adjustment of the Conversion Price made after the date of consummation of the Other Corporate Change. All other terms of the Series A Preferred Stock shall remain in full force and effect following an Other Corporate Change. The provisions of this SECTION 6E shall similarly apply to successive Other Corporate Changes. The Corporation shall require any third party involved in an Other Corporate Change, to agree to the application of this SECTION 6E.

          6F. NOTICE OF ADJUSTMENT.

               (a) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of shares of Series A Preferred Stock specifying the Conversion Price in effect thereafter.

               (b) The Corporation shall give written notice to all holders of Series A Preferred Stock at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record for determining rights to vote with respect to an Other Corporate Change, dissolution or liquidation. The Corporation shall also give written notice to the holders of Series A Preferred Stock at least twenty (20) days prior to the date on which any Other Corporate Change shall occur.

          6G. STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens. The Corporation will not take any action which results in any adjustment of any Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Preferred Stock would exceed the total number of shares of Common Stock than authorized by the Certificate of Incorporation.

          6H. NO REISSUANCE OF SERIES A PREFERRED STOCK. Shares of Series A Preferred Stock which are converted into shares of Common Stock as provided herein, shall be cancelled and shall not be reissued.

          6I. ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred Stock being converted.

     7. MANDATORY REDEMPTION.

          7A. REDEMPTION AT THE COMPANY’S OPTION AFTER THREE YEARS. During the 30-day period immediately following the third anniversary of the closing of the sale of the Series A Preferred Stock (the “Closing”), and during the 30-day period immediately following the fourth, fifth and each subsequent anniversary of the Closing, the Corporation, at its sole discretion, may redeem all or any portion of the shares of Series A Preferred Stock outstanding at the Series A Redemption Price. If the Corporation redeems less than all the shares of Series A Preferred Stock outstanding, then the Board of Directors shall determine (i) the total number of shares to be redeemed and (ii) an equitable method, such as by lot or pro rata, by which shares are to be redeemed. Demand by the Corporation for redemption shall be made by the Corporation by giving written notice (the “Redemption Notice”) to each holder to Series A Preferred Stock to be redeemed, with such Redemption Notice to specify the Series A Redemption Price, the redemption date (which shall be no less than 30 days following the delivery of the Redemption Notice), the total number of shares of Series A Preferred Stock to be redeemed, and the place where the Series A Redemption Price shall be payable. If the Corporation redeems less than all the shares of Series A Preferred Stock held by any holder, the Redemption Notice shall also specify the number of shares the Corporation shall redeem from that holder. The Corporation shall thereafter be obligated to complete such redemption within sixty (60) days after the Corporation gives such notice. For purposes hereof the “Series A Redemption Price” of any Series A Preferred Stock means an amount equal to (a) $1.00 (such amount to be adjusted proportionately in the event the Series A Preferred Stock shall be subdivided by any means into a greater number or combined by any means into a lesser number, excluding dividends-in-kind pursuant to SECTION 4A) plus (b) all accrued but unpaid dividends on such Series A Preferred Stock through the applicable redemption date. Until the close of business on the day before the redemption date (and thereafter if the Corporation shall not tender the redemption price) the Series A Preferred Stock shall be entitled to all its rights and privileges of the Series A Preferred Stock, including the right to convert such stock into Common Stock pursuant to Section 6 hereby.

          7B. MANDATORY REDEMPTION AT HOLDER’S OPTION AFTER THREE YEARS. During the 30-day period immediately following the third anniversary of the Closing, and during the 30-day period immediately following the fourth, fifth and each subsequent anniversary of the Closing, each holder of Series A Preferred Stock shall have the right to tender all or any portion of such holder’s shares to the Corporation for redemption at the Series A Redemption Price, as defined in Section 7A. The Corporation shall be obligated to complete such redemption within 60 days following tender.

          7C. PAYMENT OF REDEMPTION. In the event of a redemption pursuant to Section 7A or 7B, the Corporation may, at its option, pay all or part of the Series A Redemption Price in shares of its Common Stock which have been registered with the Securities and Exchange Commission. In such event, the Common Stock shall be valued at the average closing price of the Common Stock for the 20 business days immediately preceding the date of redemption.

     8. MISCELLANEOUS.

          8A. REGISTRATION OF TRANSFER; SURRENDER AND REISSUE. The Corporation shall keep at its principal office, or at such other agency as the Corporation shall advise upon written notice to holders of the Series A Preferred Stock, a register of the registration of shares of Series A Preferred Stock. Upon the surrender of any certificate representing shares of Series A Preferred Stock at such place, the Corporation will, at the request of the holder of record of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the shares of Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such shares of Series A Preferred Stock represented by the surrendered certificate.

          8B. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity and/or bond reasonably satisfactory to the Corporation, or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the shares of Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

     9. AMENDMENT AND WAIVER. No amendment, modification or waiver will be binding or effective with respect to any provision of this Certificate of Designations without the prior written consent of the holder or holders of a majority of the Series A Preferred Stock outstanding at the time such action is taken, provided that no action shall discriminate against any holder of Series A Preferred Stock other than as a result of a difference in the amount of Series A Preferred Stock held by such holders.

     10. NOTICES. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by United States Mail, first class postage paid and will be deemed to have been given when so mailed (a) to the Corporation at its principal executive offices and (b) to any shareholder, at such holder’s address as it appears in the stock records of the Corporation pertaining to the Series A Preferred Stock.

     11. DEFINITIONS.

     As used in this Certificate of Designation:

     “Board of Directors” means the Corporation’s Board of Directors.

     “Common Stock” means the Common Stock, $0.01 par value per share, of the Corporation, as described in the Certificate of Incorporation of the Corporation.

     “Junior Stock” means capital stock of the Corporation ranking junior in priority to the Series A Preferred Stock as to the payment of dividends, the distribution of assets and on liquidation. Common Stock is Junior Stock.

     “Other Corporate Change” means a capital reorganization or reclassification of the Corporation which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for shares of Common Stock.

     “Senior Stock” means capital stock of the Corporation ranking senior in priority to the Series A Preferred Stock as to the payment of dividends, the distribution of assets and on liquidation. The Corporation currently has no outstanding Senior Stock.

     “Series A Liquidation Preference Payment” means the amount of $1.00, as adjusted proportionately in the event the Series A Preferred Stock shall be subdivided by any means into a greater number or combined by any means into a lesser number, or a stock dividend is paid in Series A Preferred Stock on the Series A Preferred Stock, but excluding dividends-in-kind pursuant to SECTION 4A.

     “Stated Value” means the amount of $1.00, as adjusted for stock splits of the Series A Preferred Stock, stock dividends on the Series A Preferred Stock paid in Series A Preferred Stock (excluding in-kind dividends pursuant to SECTION 4A), and stock combinations of the Series A Preferred Stock.

[SIGNATURE APPEARS ON FOLLOWING PAGE]

     In witness whereof, said Mercury Air Group, Inc., has caused this certificate to be signed by, its President, this ___day of December, 2002.

MERCURY AIR GROUP, INC.

By:

Joseph A. Czyzyk
President

APPENDIX B

150 SOUTH RODEO DRIVE, SUITE 100 BEVERLY HILLS, CA 90212
310-246-3700    800-929-2299    FAX 310-246-3794
March 21, 2005

Mercury Air Group, Inc.
Board of Directors
Special Committee of the Board of Directors
5456 McConnell Avenue
Los Angeles, CA 90066

Members of the Board of Directors and the Special Committee:

We understand that Mercury Air Group, Inc. (“Mercury” or the “Company”) intends to effect a 1-for-501 reverse stock split followed by a 501-for-1 forward stock split of the Company’s common stock (the “Transaction”). As a result of the Transaction, (a) each shareholder owning fewer than 501 shares immediately before the Transaction will receive from the Company $4.00 in cash for each of such shareholder’s pre-split shares (the “Transaction Consideration”); and (b) each share of common stock held by a shareholder owning 501 or more shares will continue to represent one share of the Company after completion of the Transaction. You have advised us that the purpose of the Transaction is to cash-out the equity interests in Mercury of shareholders who, as of the effective date, hold fewer than 501 shares of common stock in any discrete account at a price determined to be fair by the entire Board of Directors in order to enable Mercury to deregister its common stock under the Exchange Act and thus terminate its obligation to file special and periodic reports and make other filings with the SEC.

You have requested our opinion as to the fairness, from a financial point of view, of the Transaction Consideration to those shareholders receiving the Transaction Consideration, other than members of senior management, CK Partners, formerly known as CFK Partners, and their respective affiliates (collectively, the “Management Holders”), as to whom we express no view. We also express no view with respect to any aspect of the Transaction other than as described in the immediately preceding sentence.

In connection with this opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. We have, among other things:

(i)	Reviewed the draft proxy statement and related documents outlining the Transaction;

(ii)	Analyzed certain publicly available information that we believe to be relevant to our analysis, including the Company’s annual report on Form 10-K for the fiscal year ended (“FYE”) June 30, 2004 and the Company’s quarterly report on Form 10-Q for the quarters ended September 30, 2004 and December 31, 2004;

(iii)	Reviewed certain information including financial forecasts relating to the business, earnings and cash flow of the Company, furnished to us by senior management of Mercury;

(iv)	Reviewed the Company’s projections for FYE June 30, 2004 through 2008 furnished to us by senior management of Mercury;

(v)	Reviewed certain publicly available business and financial information relating to Mercury that we deemed to be relevant;

B-1

Mercury Air Group, Inc.
Board of Directors
Special Committee of the Board of Directors
March 21, 2005

(vi)	Conducted discussions with members of senior management of Mercury concerning the matters described in clauses (i) through (vi) above, as well as the prospects and strategic objectives of Mercury;

(vii)	Reviewed public information with respect to certain other companies with financial profiles which we deemed to be relevant; and

(viii)	Conducted such other financial studies, analyses and investigation and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

With your consent, we have relied upon the accuracy and completeness of the foregoing financial and other information and have not assumed responsibility for independent verification of such information or conducted or have been furnished with any independent valuation or appraisal of any assets of the Company or any appraisal or estimate of liabilities of the Company. With respect to the financial forecasts, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of senior management of Mercury as to the future financial performance of the Company. We have also relied upon the assurances of senior management of Mercury that they are unaware of any facts that would make the information or financial forecasts provided to us incomplete or misleading. We assume no responsibility for, and express no view as to, such financial forecasts or the assumptions on which they are based.

Our opinion is based upon economic, market and other conditions as they exist and can be evaluated on the date hereof and does not address the fairness of the Transaction Consideration as of any other date. The financial markets in general, and the markets for the securities of the Company in particular, are subject to volatility, and our opinion does not purport to address potential developments in the financial markets or in the markets for the securities of the Company after the date hereof.

Our opinion expressed herein has been prepared for the information of the Special Committee and the Board of Directors of the Company in connection with their consideration of the Transaction. Our opinion does not constitute a recommendation as to any action the Company or any shareholder of the Company should take in connection with the Transaction or any aspect thereof. Our opinion does not address the merits of the underlying decision by the Company to engage in the Transaction or the relative merits of any alternatives discussed by the Special Committee or the Board of Directors of the Company. No opinion is expressed herein, nor shall one be implied, as to the fair market value of Mercury’s equity or the prices at which it may trade at any time. This opinion may not be reproduced, disseminated, quoted or referred to at any time without our prior written consent, except that a copy of the Opinion may be reproduced in full and otherwise referred to in the Company’s proxy statement and related filings describing the Transaction.

In the ordinary course of its business and in accordance with applicable state and federal securities laws, Imperial Capital, LLC may actively trade the equity securities of Mercury for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. In the past, Imperial Capital has previously acted as financial advisor to Mercury and has received a fee in connection with its various engagements.

Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Transaction Consideration to be received by the shareholders of the Company receiving the Transaction Consideration, other than the Management Holders (as to whom we express no view), is fair, from a financial point of view, to such shareholders.

Very truly yours,

/s/ IMPERIAL CAPITAL, LLC

Imperial Capital, LLC

B-2

APPENDIX C

UNITED STATES OF AMERICA SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 10-K

(Mark One)
[X]	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year ended June 30, 2004

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

Commission file number: 1-71341

Mercury Air Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	11-1800515
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

5456 McConnell Avenue
Los Angeles, California	90066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:
(310) 827-2737

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered

Common Stock — Par Value $.01	American Stock Exchange
Pacific Stock Exchange

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  [   ]   No  [X]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. Yes  [X]   No  [   ]

     Indicate by check mark whether the registrant is an accelerated filer (as defined by Rule 12b-2 of the Act). Yes  [   ]   No  [X]

     As of September 20, 2004, 2,804,855 shares of the Registrant’s Common Stock were outstanding. Of these shares, 953,974 shares were held by persons who may be deemed to be affiliates. The 1,850,911 shares held by non-affiliates as of September 20, 2004 had an aggregate market value (based on the closing price of these shares on the American Stock Exchange of $5.10 per share on September 20, 2004) of $9,439,646. As of September 20, 2004 there were no non-voting shares of common stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

     Portions of the Proxy Statement which is to be distributed in connection with the Annual Meeting of Stockholders scheduled to be held in November 2004 are incorporated by reference into Part III of this Form 10-K.

(The Exhibit Index May Be Found at Page 29)

PART I

Item 1. Business

     Mercury Air Group, Inc. (the “Company”), a Delaware corporation was organized in 1956 and provides a broad range of services to the aviation industry through three principal operating units which are all wholly owned subsidiaries of the Company: MercFuel, Inc. (“MercFuel”), a Delaware corporation, Mercury Air Cargo, Inc. (“Air Cargo”), a California corporation, and Maytag Aircraft Corporation (“Maytag”), a Colorado corporation. MercFuel’s operations consist of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, fractional jet ownership companies, corporate aviation fleets and air cargo companies. Air Cargo’s operations consist of cargo handling, the sale of cargo capacity on other airlines (“Cargo Space Logistics”), and general cargo sales agent services. Maytag is a provider of governmental contract services performing aircraft refueling and fuel storage operations, base operations support (“BOS”) services, air terminal and ground handling services and weather observation and forecasting services primarily for agencies of the government of the United States of America.

     Through April 12, 2004, the Company operated a fourth operating unit, Mercury Air Centers, Inc. (“Air Centers”). Air Centers’ operations consisted of aviation fuel sales, aircraft refueling operations (“into-plane”), aircraft ground support services, aircraft hangar services, aircraft parking (“aircraft tie-down services”) and aircraft maintenance at certain Air Center locations, known as Fixed Based Operations (“FBO’s”). On April 12, 2004 (the “FBO Sale Closing Date”), following stockholder approval, the Company sold all of Air Centers outstanding common stock to Allied Capital Corporation (“Allied”) for $76,349 thousand subject to adjustments for, among other things, Air Centers’ net working capital as of the FBO Sale Closing Date and the distribution of funds from an escrow account established at closing associated with the Air Centers’ Hartsfield International Airport FBO (the “Hartsfield FBO”). The assets sold through the sale of the stock of Air Centers consist of all of the assets of the Company’s FBO business excluding the Company’s FBO at the Long Beach Airport which the Company has retained and continues to operate. For more detailed information on this transaction (the “FBO Sale”), please refer to the section titled Mercury Air Centers, Inc. included in the Narrative Description of the Business below.

     As used in this Annual Report, the term “Company” or “Mercury” refers to Mercury Air Group, Inc. and, unless the context otherwise requires, its subsidiaries. The Company’s principal executive offices are located at 5456 McConnell Avenue, Los Angeles, California, 90066 and its telephone number is (310) 827-2737.

     This Form 10-K and the information incorporated by reference in it includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position and operating results, our business strategy, our financing plans and forecasted demographic and economic trends relating to our industry are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as “may”, “will”, “anticipate”, “estimate”, “expect” or “intend” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. We cannot promise you that our expectations in such forward-looking statements will turn out correct. Factors that impact such forward-looking statements include, but are not limited to, quarterly fluctuations in results; the management of growth; fluctuations in world oil prices or foreign currency; changes in political, economic, regulatory or environmental conditions; the loss of key customers, suppliers or members of senior management; uninsured losses; competition; credit risk associated with accounts receivable; and other risks detailed in this Form 10-K and in our other Securities and Exchange Commission filings. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Narrative Description of the Business

MercFuel, Inc.

     The Company’s fuel sales operations are handled through MercFuel, Inc. which was formed in October 2000 when the Company transferred all of its fuel sale related assets and business activities to MercFuel. MercFuel facilitates the management and distribution of aviation fuel serving as an aviation fuel supplier and logistics manager for its customers, providing a reliable fuel supply operation to its customer base while extending credit, mostly unsecured, to its customers which may not otherwise be available to them if they were to be supplied directly from the major oil companies. MercFuel also serves as a reseller of aviation fuel for major oil companies, affording the oil companies indirect access to certain customers without the credit risk or administrative costs associated with the management of these customer accounts. MercFuel competes based on the quality of its services by offering a combination of reliable and timely supply, fuel

2

supply logistics management, competitive pricing and credit terms, and a real time analysis of the availability, quantity and pricing of fuel at airports and terminals throughout the world. MercFuel works through third party suppliers for fuel storage and into-plane delivery.

     MercFuel is the largest revenue generator for the Company with sales revenue of $322,631 thousand in fiscal 2004, representing 83. 7% of the Company’s total revenue from continuing operations, an increase of $42,495 thousand from fiscal 2003. Sales volume in fiscal 2004 was 278,448 thousand gallons, a reduction of 8,425 thousand gallons, or 2.9% from fiscal 2003. The decline in MercFuel’s sales volume is primarily due to National Airlines, Inc. (“National”) ceasing operations in November 2002.

	Year Ended June 30,
	2004	2003	2002
	(in thousands)
Revenue	$322,631	$280,136	$232,573
Gallons Sold	278,448	286,873	287,651

     The increase in revenue in fiscal 2004, as compared to fiscal 2003, is due to increased aviation fuel prices, driven by the increase in worldwide petroleum product prices, partially offset by the decline in sales volume. MercFuel’s average realized sales price in fiscal 2004 was $1.1587 per gallon as compared to $0.9765 per gallon in fiscal 2003.

     By leveraging its scale of operations, MercFuel is able to obtain credit terms and competitive pricing from its suppliers which may not be afforded MercFuel’s customers on an individual basis. Many of MercFuel’s suppliers, which include some of the major oil companies, have opted either not to directly supply nor extend credit to the customer base MercFuel serves, providing MercFuel with a niche market while providing a sale outlet for MercFuel’s suppliers. This arrangement allows MercFuel to offer more competitive pricing and credit terms to its customers than they would commercially be able to obtain directly from the major oil companies.

     With over 24 years of service in the aviation fuel reselling and distribution industry, MercFuel has established itself as a reliable and price competitive aviation fuel reseller which has resulted in the establishment of significant contracts with commercial air carriers, fractional jet ownership companies and corporate aviation fleet managers. MercFuel’s resale service provides an established distribution network for oil companies worldwide and provides MercFuel’s suppliers indirect access to certain markets and customers while reducing their credit exposure. In addition, MercFuel provides the administrative support required in serving this customer base which would otherwise be required by the major oil companies and assumes the credit risk of supplying this customer base. MercFuel’s experience in the aviation fuel reselling industry allows it to assess those risks in a more effective and efficient manner. For more information on MercFuel’s customers, please refer to the section titled “Major Customers and Foreign Customers” included in this Annual Report on Form 10-K.

     In many cases the small to medium sized commercial air carriers, fractional jet ownership companies and corporate aviation fleet managers are subject to securing aviation fuel supply on the spot fuel market, which can vary significantly on a day-to-day basis. MercFuel provides a 24-hour, 365 days per year single source coordinated distribution system on a national and international basis through its network of over 400 third party supply locations nationally and 1,000 international locations through which customers can purchase fuel. As a result of this integrated network, MercFuel is able to provide its customers with reliable and competitive fuel pricing from airport to airport..

     Through its automated on-line system, MercFuel provides its fractional jet ownership and corporate aviation fleet customers with online pricing, fuel location and ordering information. Accordingly, MercFuel is able to streamline its customers’ fuel purchase process and reduce their administrative costs associated with fuel logistics by providing a single source through which fuel procurement can be arranged and automatically released to the business jet customer.

     MercFuel’s continued success in attracting and retaining its customer base is due, in part, to its willingness to extend credit on an unsecured basis to many of its customers. MercFuel recognizes that active oversight and management of credit risk is essential to the Company’s success. The Company’s executive staff and MercFuel management meet regularly to assess and evaluate MercFuel’s credit exposure, in the aggregate and by individual customer. The Company’s credit committee is responsible for approving credit lines above certain pre-established amounts, and for setting and maintaining credit standards to ensure overall credit quality and optimize its credit portfolio.

     MercFuel purchases aviation and other petroleum-based fuel at prices that are generally tied to market based formulas from several major oil companies and certain independent and state owned oil companies to meet the requirements of its customers. From time-to-time, MercFuel will commit to purchase a fixed volume of fuel, at a fixed price, over an established period of time to meet selected customers’ purchase requirements at set locations. MercFuel’s payment terms generally range from 10 to 20 days, except for bulk purchases which are

3

generally payable in shorter periods. MercFuel has agreements with certain suppliers under which MercFuel purchases a minimum amount of fuel each month at prices which approximate the market price. MercFuel also makes occasional spot purchases of fuel to take advantage of market differentials. To ensure supply availability, MercFuel maintains limited inventories at various locations. The amount of inventory held at any particular point in time varies depending on market conditions.

     Outside of the United States of America, MercFuel does not maintain fuel inventory, but arranges to have fuel delivered directly to its customers’ aircraft through into-plane arrangements. Domestically, fuel sales are made on either an into-plane basis where fuel is supplied directly into MercFuel’s customers’ aircraft with fuel provided by MercFuel’s supplier or the fuel is delivered from MercFuel’s inventory. While inventory is maintained at multiple locations, inventory levels are maintained at minimum levels.

     If MercFuel’s relationship with any of its key suppliers were to terminate or be temporarily suspended, MercFuel may not be able to obtain sufficient quantity of aviation fuel on competitive terms to meet its customers’ demands. MercFuel may encounter difficulty and/or delays in securing aviation fuel from alternative sources. In addition, financial or supply disruptions encountered by MercFuel’s suppliers could also limit the availability of fuel supplied to MercFuel.

     For the fiscal year ended June 30, 2004, MercFuel’s average cost of fuel was $1.1195 per gallon, an increase of $0.1809 cents per gallon, or 19.2% from fiscal 2003. While MercFuel management believes that currently there are adequate aviation fuel supplies to meet its customers’ needs, events outside of MercFuel’s control have in the past resulted in, and could in the future result in, spot shortages or rapid price changes. Although MercFuel has generally been able to pass through fuel price changes to its customers, extended periods of high fuel costs could adversely affect MercFuel’s ability to purchase fuel in sufficient quantities because of credit limits placed on MercFuel by its fuel suppliers and availability under the Company’s credit facility. In addition, continued high petroleum fuel prices could continue to have an adverse impact on MercFuel’s customers increasing the Company’s credit risk.

Mercury Air Cargo, Inc.

     Air Cargo provides the following services: cargo handling, air cargo logistics services, and general air cargo sales agent services. Air Cargo’s financial performance is highly influenced by changes in the worldwide economy and the amount of import/export business activity. As the general worldwide economy improved during the past fiscal year, Air Cargo experienced increased business activity in each of its primary businesses. Air Cargo’s revenue for the fiscal year ended June 30, 2004 increased 21% from fiscal 2003 to $39,549 thousand, representing 10.3% of the Company’s total revenue from continuing operations. Air Cargo’s gross margin in fiscal 2004 was $1,800 thousand, a decrease of $785 thousand from fiscal 2003. The increase in revenue is primarily due to the operation of Mercury World Cargo, while the decrease in margin is primarily due to the Skynet operations, which ceased operations in May 2004, which had been part of the general sales agent services. For a more detailed explanation of the primary factors contributing to Air Cargo’s financial results, refer to the Management’s Discussion and Analysis comparing the financial results for fiscal 2004 to fiscal 2003 starting on page 15.

     Cargo Handling

     Air Cargo provides domestic and international air cargo handling, airmail handling and bonded warehousing services (collectively “Cargo Handling”). Air Cargo performs cargo handling services at Los Angeles International Airport (LAX), William B. Hartsfield International Airport (ATL — Atlanta, GA), Dorval International Airport (YUL — Montreal, Canada), Mirabel International Airport (YMX — Montreal, Canada) and Lester B. Pearson International Airport (YYZ — Toronto, Canada). In February 2001, Air Cargo subleased the warehouse facility at ATL to Lufthansa Handling under the terms of a ten-year sublease of a 60,600 square foot warehouse and operations area. Air Cargo continues to provide cargo handling at ATL utilizing Lufthansa Handling as a subcontract service provider for the operations. In fiscal 2004, Cargo Handling’s revenue increased to $25,833 thousand, comprising 65.3% of Air Cargo’s revenue.

     Air Cargo provides cargo handling services at three warehouse locations at LAX, making Air Cargo the largest independent cargo handling company at LAX and one of a small number of non-airline air cargo service providers of contractual cargo containerization and palletization for domestic and international airlines as well as cargo airlines at the airport. The largest of Air Cargo’s warehouses at LAX is a 174,000 square foot warehouse (the “Avion Warehouse”), at which the Company completed an extensive renovation of a previously existing airport facility and commenced operations in April 1998. The lease for this warehouse facility is currently scheduled to expire in June 2006.

     Air Cargo competes in the cargo handling business based on the quality and timeliness of the service it provides along with a competitive pricing structure. Long-term growth in the cargo handling business will be realized by continuing to add new customers to its existing cargo handling locations or by increased volume from its existing customer base. During fiscal 2004, Air Cargo executed a new five-year contract with its largest cargo-handling customer, EVA Airways.

4

     Cargo Logistics Services

     Air Cargo’s air cargo logistics services business (“CLS”) brokers cargo space on flights within the United States and on international flights to Europe, Asia, the Middle East, Australia, Mexico and Central and South America. CLS contracts for bulk cargo space on airlines and sells that space to customers with shipping needs. CLS has an established network of shipping agents who assist in securing cargo for shipment on cargo space purchased from various airlines, and who facilitate the delivery and collection of freight charges for cargo shipped by Air Cargo. In fiscal 2004, CLS’s revenue increased to $8,867 thousand, comprising 22.4% of Air Cargo’s revenue.

     Air Cargo’s contract with South African Airways (“SAA”) to utilize all of SAA’s cargo capacity on its passenger flights from the United States to South Africa was renewed for another year beginning in April 2004. Air Cargo’s one-year commitment for these routes is approximately $4,715 thousand. This contract allows Air Cargo to effectively arrange and schedule cargo shipments and optimize the return to SAA and to its freight forwarders while providing a reasonable margin to Air Cargo.

     Unlike a cargo airline, which operates its own aircraft, Air Cargo’s logistics business arranges for the purchase of cargo space on scheduled flights or supplemental flights at negotiated rates. Air Cargo is thereby able to profit from the sale of air cargo space worldwide without the overhead cost of owning and operating an aircraft. In some instances, Air Cargo has entered into fixed minimum commitments for cargo space resulting in exclusive or preferred rights to broker desirable cargo space profitably. Due to the large volume of cargo space contracted, Air Cargo is able to secure air cargo space at rates lower than an individual freight forwarder could arrange. Air Cargo is then able to pass on these lower rates to its customers and still realize a profit.

     Another service brand under the umbrella of CLS is Mercury World Cargo (“MWC”). Using its Part 135 cargo airline certificate, which qualifies MWC as an airline certified to transport cargo in accordance with Federal Aviation Administration (the “FAA”) and Department of Transportation regulations, MWC is able to enter into interline agreements (contracts between carriers for transportation of cargo) with other airlines worldwide. MWC operates a small plane under this certificate. Using the MWC airway bill (an airway bill is a bill of lading for the airline industry) as the cargo transportation document and the other airlines’ air cargo capacity, MWC is able to provide a service for both freight forwarders and airlines. Effectively, MWC provides a secondary brand to airlines that prefer not to utilize their own brand for discounted freight.

     General Sales Agent Services

     Air Cargo also serves as a general sales agent (“GSA”) directly through its subsidiaries, Hermes Aviation, Inc., Hermes Aviation de Mexico, S.A. de C.V., and Hermes Aviation Canada for airlines in the Far East, Canada, Mexico, Central, and South America and in the United States. In this capacity, Air Cargo sells the transportation of cargo on its clients’ airline flights, using its clients’ own airway bills. Air Cargo earns a commission from the airlines for selling their cargo space. In fiscal 2004, GSA’s revenue increased to $4,849 thousand, comprising 12.3% of Air Cargo’s total revenue. As with its space logistics business, the growth for Air Cargo’s GSA business is not constricted by requirements for physical facilities or by large capital commitments.

Maytag Aircraft Corporation

     Maytag is headquartered in Colorado Springs, Colorado and provides aircraft refueling, air terminal services, base operating support, and weather forecasting and observation services for the government of the United States of America in eighteen countries on four continents. During fiscal 2004, Maytag had revenue of $23,281 thousand, representing 6.0% of the Company’s total consolidated revenue from continuing operations, from twenty-three contracts. As of June 30, 2004, Maytag has twenty-one contracts in effect. For a more detailed explanation of some of the more significant events impacting this business, please refer to the Management’s Discussion and Analysis starting on page 15.

     Aircraft Refueling

     Maytag provides aircraft refueling and related services at eleven military bases in the United States of America, one in Greece, and one in Japan. Maytag’s refueling contracts generally have a term of four years with extension options, with expiration dates ranging from August 2004 to January 2008. One of the contracts, which generated $2,177 thousand in revenue in fiscal 2004, expired on August 31, 2004 without extension or renewal. Under the terms of its refueling contracts, Maytag supplies all necessary personnel and equipment to operate government-owned fuel storage facilities and provides 24-hour per day 365 days-per-year refueling services for a variety of United States of America military and United States of America government contractor aircraft. All fuel handled under these contracts are government owned. In connection with its government contract refueling business, Maytag owns, leases, and operates a fleet of refueling

5

trucks and other support vehicles. For fiscal 2004, the aircraft refueling contracts generated revenue of $8,439 thousand, a decrease of 3.0% from last year’s refueling revenue of $8,703 thousand.

     Air Terminal Services

     Maytag provides air terminal and ground handling services to the government of the United States of America at eighteen locations under five contracts. The contracts cover two U.S. military bases (one each in Japan and Korea) and sixteen international airports in Latin America, Japan, Korea and Kuwait. Air terminal services contracts are generally for a base period of one year, with government options for multiple one-year extension periods. The air terminal contracts are scheduled to expire during September 2004, although management believes the government will exercise its option to extend the contracts for an additional year. Maytag’s multi-site Latin America air terminal contract and Pacific Rim contracts have options to extend through September 2005 and the Kuwait contract has options to extend through September 2008. Air terminal and ground handling services include the loading and unloading of passengers and cargo, transient alert, and flight planning services. For fiscal 2004, the air terminal services contracts generated revenue of $7,675 thousand, a decrease of 6.4% from fiscal 2003 revenue of $8,199 thousand.

     Base Operating Support Services

     Maytag provides base operating support (“BOS”) services, as a subcontractor, at four locations in the United States of America. Under the terms of the subcontracts, Maytag provides multi-function services, including fuel management, traffic management, airfield management, air terminal operations, vehicle operations and maintenance services, and meteorological services. Contract expirations range from September 2004, for which management believes the government will exercise its option to extend the contracts for an additional year, to February 2005, with one to three pre-priced one-year options, except for Westover, which expires in February 2005 and is up for competitive bidding. For fiscal 2004, the BOS contracts generated revenue of $5,963 thousand, an increase of 1.9% from fiscal 2003 revenue of $5,854 thousand.

     Other Business – Weather Data Services

     Maytag provides weather observation and/or forecasting services at five locations within the United States of America pursuant to five contracts (the “Weather Data Contracts”) with the government of the United States of America. The Weather Data contracts are comprised of two weather observation and forecasting contracts and three weather observation contracts. The Weather Data Contracts provide firm fixed prices for specified services and are generally for a base period of one year, with multiple one-year options at the election of the governmental agencies of the United States of America. The Weather Data Contracts for weather observation have an expiration date of September 30, 2004, for which management believes the government will exercise its option to extend the contracts for an additional year in accordance with three pre-priced option years. The Weather Data Contract for weather observation and forecasting within the United States Air Force Academy expires in January 2005 and is scheduled for competitive bid. For fiscal 2004, the Weather Data Contracts generated revenue of $1,165 thousand, a decrease of 27.9% from fiscal 2003 revenue of $1,615 thousand.

     Other Information Regarding Maytag

     All of Maytag’s contracts are subject to competitive bidding. Refueling, air terminal, and weather forecasting contracts are generally awarded to the offeror with the proposal that represents the “best value” to the government. In a “best value” competition, the proposals are evaluated on the basis of price, past performance history of the offeror, and the merit of the technical proposal, creating a more subjective process. Weather Data Contracts are generally awarded to the offeror with the lowest priced technically acceptable proposal.

     Maytag’s contracts are all subject to termination at the discretion of the government of the United States of America in whole or in part. Termination of a contract may occur if the government of the United States of America determines that it is in its best interest to discontinue the contract, in which case closure costs will be paid to the Company. Termination may also occur if Maytag defaults under a contract. The Company has never experienced any such default termination.

     As Maytag’s business activities are associated with government contracts that have set termination dates to enable the government to renew the contracts through a competitive bid process, one of the Company’s business activities is the participation in the preparation and submission of contract bids for contracts currently awarded to the Company and for new contracts that fit the type of activities (refueling, base operating support, air terminal services and weather observation and forecasting) in which the Company is involved. In addition, the governmental agencies have the option to extend the expiration dates of existing contracts at their discretion. Although there can be no assurance, the Company believes the government of the United States of America will exercise all options to extend the contracts. Maytag therefore will have a continuing opportunity to renew the terms of existing contracts as they expire and/or engage in new contract activities

6

through a successful bidding process. However, as the awarding of contracts is based upon the decision of the government agency’s representative for the contract bids submitted, the Company may not be able to retain existing contracts upon expiration and may be unsuccessful in bidding on new contracts.

Mercury Air Centers, Inc.

     On April 12, 2004, upon approval from the Company’s stockholders at the Annual Stockholders’ meeting, the Company sold all of the outstanding common stock of Air Centers, which represented 100% of the then outstanding common stock in Air Centers, to Allied with the Company receiving total consideration for the sale in cash at closing of $76,349 thousand. The final amount of the total consideration to be received by the Company from the FBO Sale is dependent upon the determination of the amount of Air Centers’ net working capital at the time of closing and the distribution of funds from the escrow account established at closing for the Hartsfield FBO (the “Hartsfield Escrow”). In accordance with the terms of the Stock Purchase Agreement (the “Air Centers’ SPA”) entered into by the Company and Allied on October 28, 2003, as amended from time to time, the Company and Allied agreed to the extent Air Centers’ actual net working capital at closing exceeded $3,586 thousand, Allied is obligated to pay the Company the excess amount or to the extent Air Centers’ net working capital is less than $3,586 thousand, the Company is obligated to pay Allied the deficiency. The parties also agreed to deposit $8,270 thousand at closing to establish the Hartsfield Escrow to be distributed to the parties over a period not to exceed five years from the FBO Sale Closing Date dependent upon the award of a new lease at the Hartsfield International Airport in Atlanta for a new FBO. Dependent upon the effective date of the new lease and the terms and conditions of the new lease, the Company may be entitled to all, some or none of the amount deposited into the Hartsfield Escrow at closing.

     The proceeds from the FBO Sale were used to: 1) prepay the outstanding principal on the senior secured loan agreement due Wells Fargo Foothill Company (“the WFF Credit Facility”) comprised of both a term loan and a revolving credit facility, in the amount of $13,255 thousand; 2) pay accrued interest and fees associated with the WFF Credit Facility of $203 thousand; 3) establish a cash collateral account with Wells Fargo Foothill Company (“WFF”) in the amount of $16,031 thousand in support of issued and outstanding letters of credit issued under the terms of the WFF Credit Facility; 4) prepay the outstanding principal, including the amount of accrued interest payable-in-kind (“PIK Interest”), on the $24 million senior subordinated 12% note ( the “Note”) of $24,120 thousand to Allied; 5) pay accrued interest and fees associated with the Note of $141 thousand; 6) prepay the outstanding principal, including the amount of accumulated PIK Interest, on three promissory notes issued by the Company in accordance with a settlement agreement with J O Hambro Capital Management and certain of its affiliates and clients (the “Hambro Notes”) in the amount of $3,695 thousand; 7) pay accrued interest on the Hambro Notes in the amount of $15 thousand; 8) establish the Hartsfield Escrow in the amount of $8,270 thousand; and 9) pay for transaction related fees and expenses of $1,324 thousand. After satisfying the obligations noted above, the Company received cash of $9,295 thousand.

Major Customers and Foreign Customers

     Sales by MercFuel to AirTran Airways and NetJets represented approximately 27.5% and 10.0% of MercFuel’s total revenue, respectively, and 23.0% and 8.4% of the Company’s total consolidated revenue from continuing operations, respectively, for fiscal 2004. During fiscal 2004, EVA Airways Corporation accounted for approximately 12.2% of Air Cargo’s total revenue or 1.3% of the Company’s fiscal 2004 total consolidated revenue from continuing operations. During fiscal 2004, Maytag’s revenue consisted entirely of revenues from governmental agencies of the United States of America, which represented approximately 6.0% of the Company’s total consolidated revenue from continuing operations. No other customer accounted for over 10% of the Company’s total consolidated revenue from continuing operations or 10% of revenues for any of the three business units.

     The Company does business with a number of foreign airlines, principally in the sale of aviation fuels. For the most part, such sales are made within the United States of America and utilize the same assets and generally the same personnel as are utilized in the Company’s domestic business. Revenues related to these foreign airlines amounted to approximately 35%, 31% and 23% of the Company’s total consolidated revenue from continuing operations for the fiscal years ended June 30, 2004, 2003 and 2002, respectively.

     National, a customer of MercFuel, ceased operations on November 6, 2002. The Company had been providing fuel to National since May 1999. In December 2000, National filed for Chapter 11 bankruptcy protection and the Company continued to sell fuel to National on a secured basis under the auspices of the bankruptcy court. Sales to National represented approximately 7.3% and 17% of the Company’s consolidated revenue from continuing operations for fiscal 2003 and 2002, respectively. Due to the secured nature of MercFuel’s sales to National, MercFuel incurred virtually no loss due to National’s cessation of operations.

7

Seasonal Nature of Business

     The Company’s commercial fuel sales operation is seasonal in nature, being relatively stronger during the months of April through December due in part to additional commercial and charter flights during the vacation period and prior to the holiday season. Air Cargo’s business is lower during the months of January and February and increases from March through June and September through December. The cargo business is affected by the fluctuations in international trade. Operations at military facilities are not seasonal but may vary with the needs of the military.

Potential Liability and Insurance

     The Company’s business activities subject it to risk of significant potential liability under federal and state statutes, common law and contractual indemnification agreements. The Company reviews the adequacy of its insurance on an on-going basis. The Company believes it follows generally accepted standards for its lines of business with respect to the purchase of business insurance and risk management practices. The Company purchases airport liability and general and auto liability in amounts which the Company believes are adequate for the risks of its business.

     The Company has also agreed to indemnify, reimburse and hold harmless Allied and its affiliates from and against certain liabilities in connection with Air Centers’ previous operations and activities. For a description of certain of such indemnification, see Environmental Matters on page 9 and Item 3 Legal Proceedings on page 11. See also page 33 of Exhibit 2.3.

Competition

     MercFuel competes with approximately five independent fuel suppliers, of which the largest is World Fuel Services Corporation. Additionally, MercFuel competes with other aircraft support companies which maintain their own sources of aviation fuel. Many of MercFuel’s competitors have greater financial, technical and marketing resources than the Company. In addition, certain airlines provide cargo services comparable to those furnished by Air Cargo. At LAX, Air Cargo competes with, in addition to the airlines, three non-airline entities with respect to the air cargo handling business. Maytag has many principal competitors with respect to government contracting services, including certain small disadvantaged businesses which receive a ten percent cost advantage with respect to certain bids and set asides of certain contracts. Substantially all of the Company’s services are subject to competitive bidding. The Company competes on the basis of price, quality of service, historical relationships with customers, and credit terms.

Environmental Matters

     The Company must continuously comply with federal, state and local environmental statutes and regulations associated with its fuel storage tanks and fueling operations. These requirements include, among other things, tank and pipe testing for integrity and soil sampling for evidence of leaking and remediation of detected leaks and spills. As a result of the FBO Sale, the number of locations in which this type of environmental compliance applies has been reduced to one.

     In early 2001, the Company agreed to provide certain environmental remediation on property formerly leased by the Company in Anaheim, California. The Company terminated operations on this leased property in fiscal 1987 at which time a closure letter was in effect. The Company installed an approved remediation system including but not limited to soil vapor extraction and monitoring wells, and incurred costs of approximately $530,000 through June 30, 2004. On July 30, 2004 the Company received notice that no further remediation action was required from the California Regional Water Quality Board.

     On May 1, 2002, the Company received a Notice of Violation (“NOV”) from the United States Environmental Protection Agency, Region 5 (the “EPA”) for Air Centers’ Fort Wayne, Indiana FBO facility alleging that the Company’s Spill Prevention, Control and Countermeasure Plan (“SPCC Plan”) did not meet certain federal regulations. On March 14, 2003, the Company received an NOV from the EPA alleging certain deficiencies in the SPCC Plan for Air Centers’ Fort Wayne, Indiana FBO facility, submitted to the EPA in November 2002. The Company believes that it has resolved all deficiencies except for alleged deficiencies related to: 1) secondary containment for refueling trucks, and 2) secondary containment for discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA on April 16, 2003, the Company has been permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its refueling trucks, pending resolution of federal regulatory issues associated with secondary containment for such trucks. The EPA has also extended national compliance with regulations related to discrete loading areas until August 17, 2004. Further, the EPA announced in a Federal Register notice dated June 28, 2004, 69 Fed. Reg. 38297 that the EPA is considering a proposal to amend 40 CFR 112 to address, among other things, the “applicability of the rule to mobile/portable containers.”

8

     The Air Centers’ SPA provides that the Company is responsible for compliance, for a period of eighteen months subsequent to the FBO Closing Date, for any required secondary containment (as the term is defined in the Air Centers’ SPA) required by any applicable governmental authority requiring secondary containment pursuant to Environmental Law for extended or overnight fuel truck parking at any FBO comprising the FBO business on the FBO Closing Date. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s results of operations, cash flows or financial position.

     There has been no material negative impact on the Company’s earnings or competitive position in performing such compliance and related remediation work. The Company knows of no other basis for any notice of violation or cease and abatement proceeding by any governmental agency as a result of failure to comply with applicable environmental laws and regulations.

Employees

     As of July 31, 2004, the Company employed 810 full-time and 239 part-time persons in the following operating units: MercFuel, forty one full-time and four part-time persons; Corporate, thirty-four full-time and one part-time person; Air Cargo operations, 465 full-time and ninety-one part-time persons; and Maytag, 270 full-time and 143 part-time persons. Maytag has collective bargaining agreements which affect approximately 258 employees in its weather and base support operations. Air Cargo has collective bargaining agreements which affect approximately ninety-two employees in its ground handling operations. Management believes that, in general, wages, hours, fringe benefits and other conditions of employment offered throughout the Company’s operations are at least equivalent to those found elsewhere in its industry and that its general relationships with its employees is satisfactory.

9

Item 2. Properties.

     Listed below are the significant properties leased or owned by the Company as of June 30, 2004:

	LEASED	ANNUAL	EXPIRATION	ACTIVITIES	FACILITY
LOCATION	OR OWNED	RENTAL	OF LEASE	AT FACILITY	DESCRIPTION
CORPORATE HEADQUARTERS	Leased	$440,000	December 2021	Executive	22,500 sq. ft.
5456 McConnell Avenue				and support	building and parking
Los Angeles, CA(1)				personnel offices	space

MAYTAG OPERATIONS 6145 Lehman Drive	Owned	N/A	N/A	Landlord, executive and support	8,000 sq. ft. of offices
Suite 300				personnel offices
Colorado Springs, CO(2)

LOS ANGELES INT’L AIRPORT	Leased	$823,000	December 2004	Cargo hangar, with	70,245 sq. ft. of
6851 W. Imperial Highway,				offices and	offices and cargo
Los Angeles, CA				executive offices	warehouse facility on
				rented to customers	5.4 acres
600 Avion Drive	Leased	$3,006,000	June 2006	Cargo handling	206,120 sq. ft. of
Los Angeles, CA				warehouse with	offices and cargo
				offices	warehouse facility

ATLANTA-HARTSFIELD	Leased	$924,000	January 2011	Landlord, cargo	60,597 sq. ft. of
Cargo Building “A”				handling warehouse	cargo warehouse
South Cargo Area				with offices	facility with 9,785
sq. ft. of office
space on 2.4 acres of
land

LONG BEACH OPERATION	Leased	$101,000	August 2013	Service and	5,100 sq. ft. of
4100 Donald Douglas Drive				refueling of	offices and hangar
Long Beach, CA				commercial and	space
private aircraft

LESTER B. PEARSON INT’L AIRPORT	Leased	$858,000	November 2010	Cargo handling	5,670 sq. ft. office
Vista Cargo Center				warehouse with	space and 50,342 sq.
6500 Silver Dart, Toronto				offices	ft. of warehouse space

DORVAL INT’L AIRPORT	Leased	$599,000	November 2007	Cargo handling	51,000 sq. ft.
800 Stuart Graham Blvd.				warehouse with	warehouse and 2,432
South Dorval, Quebec				offices	sq. ft. of office
space

MIRABEL INT’L AIRPORT 12005, Rue Cargo	Leased	$21,000	August 2005	Cargo handling	1,200 sq. ft.
A-3, Suite 102				warehouse with	warehouse and 570 sq.
Mirabel, Quebec				offices	ft. of office space

(1)	This property was sold to CFK Realty Partners, LLC (“CFK Realty”), a related party of the Company at the time of the sale, in January 2002, however, the related assets are still reported on the Company’s books since CFK Realty is deemed to be a special purpose entity (“SPE”) requiring the financial statements of CFK Realty to be consolidated with those of the Company. In July 2004, CFK Realty underwent a restructuring resulting in CFK Realty no longer being considered a related party of the Company. This restructuring did not impact the Company’s consolidated financial statements.

(2)	This property was purchased in May 1995 for $515 thousand and is subject to a first mortgage to U.S. Bank in the sum of $252 thousand at June 30, 2004, repayable with interest at 6.68% in equal monthly installments of approximately $3,024, the last payment due May 2010.

Item 3. Legal Proceedings.

     On May 1, 2002, the Company received a notice of violation (“NOV”) from the Environmental Protection Agency (“EPA”) for Air Centers’ Fort Wayne, Indiana facility alleging that the Company’s spill prevention, control and countermeasure plan (“SPCC Plan”) did not meet certain federal regulations. On March 14, 2003, the Company received an NOV from the EPA alleging certain deficiencies in the Company’s SPCC Plan for Air Centers’ Fort Wayne, Indiana FBO facility submitted to the EPA in November 2002. The Company believes that it has resolved all deficiencies except for alleged deficiencies related to: 1) secondary containment for refueling trucks, and 2)

10

secondary containment for discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA on April 16, 2003, the Company has been permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its refueling trucks, pending resolution of federal regulatory issues associated with secondary containment for such trucks. The EPA has also extended national compliance with regulations related to discrete loading areas until August 17, 2004. Further, the EPA announced in a Federal Register notice dated June 28, 2004, 69 Fed. Reg. 38297 that the EPA is considering a proposal to amend 40 CFR 112 to address, among other things, the “applicability of the rule to mobile/portable containers.”

     The Air Centers’ SPA provides that the Company shall be responsible for compliance, for a period of eighteen months subsequent to the FBO Sale Closing Date, for any required secondary containment (as the term is defined in the Air Centers’ SPA) required by any applicable governmental authority requiring secondary containment pursuant to environmental law for extended or overnight fuel truck parking at any FBO comprising the Air Centers’ business on the FBO Sale Closing Date. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s results of operations, cash flows or financial position.

     On February 26, 2003 Robert Bosch filed an action in the United States District Court, Eastern District of New York against Excel Cargo, Inc., a wholly owned subsidiary of the Company, and others seeking $1.5 million in damages for damaged cargo. On June 4, 2003 plaintiff’s counsel agreed to voluntarily dismiss Excel Cargo, Inc., without prejudice, from the lawsuit conditioned on the production of information by Excel Cargo, Inc. To date, plaintiff has not yet followed through. This matter is insured and is being handled by insurance counsel. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s operating results, cash flows or financial position.

     On April 16, 2003 the Plan Committee of Shuttle America Corp. filed an Adversary Proceeding in the United States Bankruptcy Court, District of Connecticut alleging preferential transfers in the amount of $995,000. The parties reached a settlement agreement, which provided the Company to pay Shuttle America $40,000. The settlement agreement was approved by the bankruptcy court with the Company satisfying, subsequent to the bankruptcy court approval, all outstanding obligations on this matter.

     On July 9, 2003 Central Insurance Company, LTD. filed an action in the United States District Court Central District of California-Western Division, against Air Cargo for damages paid to their assured United Microelectronics Corp in the amount of $335,337. In May, 2004 this matter was dismissed without cost to the Company.

     On November 26, 2003, Signature Flight Support Corporation (“Signature”) filed a complaint against Air Centers and Allied alleging: 1) breach of contract and tortuous interference with contract against Allied; 2) interference with prospective economic advantage against Allied; and 3) unfair business practices against the Company and Allied. Signature filed a similar action in state court in September 2004. The Company believes that the allegations are without merit and is in the process of preparing a response. The Company has agreed to indemnify Allied and its affiliates (including, without limitation Air Centers after the FBO Sale Closing Date), directors, officers, agents, employees and controlling persons from certain liabilities, obligations, losses or expenses to which Allied may become subject as a result of the complaint. On August 4, 2004 the parties participated in a court ordered mediation session and were not able to resolve their differences. In the opinion of management, the ultimate resolution of this complaint will not have a material effect on the Company’s operating results, cash flows or financial position.

     The Company is also a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on the Company’s operating results, cash flows or financial position.

Item 4. Submission of Matters to a Vote of Security Holders.

     The Company held its annual meeting of stockholders on April 12, 2004. Reference is made to Item 4. Submission of Matters to a Vote of Security Holders included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 for voting results and certain other information regarding the annual meeting.

11

PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer of Purchases of Equity Securities.

     The Company’s common stock is listed and traded on the American Stock Exchange (“AMEX”) under the Symbol “MAX”. The table below sets forth, for the quarterly periods indicated, the high and low sales prices per share of common stock during each full quarterly period.

	High	Low
FISCAL 2004:
Quarter ended June 30, 2004	$7.19	$4.58
Quarter ended March 31, 2004	7.19	5.00
Quarter ended December 31, 2003	6.85	4.49
Quarter ended September 30, 2003	7.30	6.20
FISCAL 2003:
Quarter ended June 30, 2003	$8.18	$5.70
Quarter ended March 31, 2003	7.40	6.40
Quarter ended December 31, 2002	8.00	5.00
Quarter ended September 30, 2002	9.10	7.00

     As of September 20, 2004 there were approximately 326 holders of record. The Company has not paid any cash dividends since the fiscal year ended June 30, 1998. On July 29, 2004, the Company entered into a new senior loan agreement with Bank of America, N.A. which contains certain financial covenants that, among other things, limit the amount of annual dividends and stock repurchases to an amount not to exceed $4,600 thousand.

Securities authorized for issuance under Equity Compensation Plans

	Number of securities to be	Weighted-average	Number of securities remaining
	issued upon exercise of	exercise price of	available for future issuance
	outstanding options,	outstanding options,	under equity compensation plans
Plan Category	warrants and rights	warrants and rights	(excl. securities reflected in (a) or (b))
Equity compensation plans approved by security holders	551,473	$10.62	554,097
Equity compensation plans not approved by security holders	3,438	$14.36	0

Total	554,911	$10.63	554,097

     Stock prices have been adjusted retroactively to reflect the effect of the one-for-two reverse stock split that was effective June 18, 2003.

12

Issuer Purchases of Equity Securities

     The following are the repurchases of the Company’s common stock during the fourth quarter of fiscal 2004:

				(d) Maximum Number (or
			(c) Total Number of	Approximate Dollar
			Shares (or Units)	Value) of Shares (or
	(a) Total Number of		Purchased as Part of	Units) that May Yet Be
	Shares (or Units)	(b) Average Price Paid	Publicly Announced Plans	Purchased Under the
Period	Purchased	per Share (or Unit)	or Programs	Plans or Programs
Month #1 April 1, 2004 to April 30, 2004	14,500	$6.17	N/A	N/A
Month #2 May 1, 2004 to May 31, 2004	0	N/A	N/A	N/A
Month #3 June 1, 2004 to June 30, 2004	0	N/A	N/A	N/A

Total	14,500	$6.17

13

Item 6. Selected Financial Data.

     The following selected consolidated financial data for each of the five years in the period ended June 30, 2004 have been derived from the Company’s audited consolidated financial statements. Certain reclassifications have been made to reflect the revenues and costs relating to the Air Centers and RPA operations as discontinued operations.

     The information set forth below should be read in conjunction with the consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this Annual Report on Form 10-K.

	Year Ended June 30,
	2004	2003	2002	2001	2000
	(Dollars in thousands, except per share data)
INCOME STATEMENT DATA
Operating data
Sales and revenues	$385,461	$337,248	$288,925	$378,964	$260,667
Costs and expenses	372,435	324,139	274,657	359,711	238,452

Gross margin	13,026	13,109	14,268	19,253	22,215
Selling, general and administrative expenses	12,885	10,818	11,771	7,929	7,223
Provision for bad debts	506	1,192	1,170	3,665	5,348
Depreciation and amortization	2,828	2,782	3,478	3,942	4,193
Settlement costs	2,414
Interest expense	972	997	1,097	1,455	628
Other (income) expense, net	(318)	97	987	(48)	(124)
Write-off of deferred financing costs		1,773

Income (loss) before income taxes	(6,261)	(4,550)	(4,235)	2,310	4,947
Income tax provision (benefit)	(1,178)	(1,567)	(1,815)	901	2,292

Income (loss) from continuing operations, net of taxes	(5,083)	(2,983)	(2,420)	1,409	2,655
Income (loss) from discontinued operations, net of taxes	(1,803)	185	6,937	1,480	(10)
Gain (loss) on sale of discontinued operations, net of taxes	7,501			(477)
Extraordinary item, net of taxes					(979)

Net income (loss) per share	$615	$(2,798)	$4,517	$2,412	$1,666

Income (loss) per share:
Basic:
From continuing operations, net of taxes	$(1.67)	$(0.92)	$(0.74)	$0.44	$0.81
From discontinued operations, net of taxes	(0.59)	0.06	2.12	0.45
From gain (loss) on sale of discontinued operations, net of taxes	2.45			(0.15)
Extraordinary item, net of taxes					(0.30)

Net income (loss) per share	$0.19	$(0.86)	$1.38	$0.74	$0.51

Diluted:
From continuing operations, net of taxes	$(1.67)	$(0.92)	$(0.72)	$0.42	$0.76
From discontinued operations, net of taxes	(0.59)	0.06	2.07	0.44
From gain (loss) on sale of discontinued operations, net of taxes	2.45			(0.14)
Extraordinary item, net of taxes					(0.26)

Net income (loss) per share	$0.19	$(0.86)	$1.35	$0.72	$0.50

     Please refer to Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations of this Annual Report on Form 10-K for additional information regarding certain transactions adversely impacting the Company’s results from continuing operations for fiscal 2004.

	At June 30,
	2004	2003	2002	2001	2000
BALANCE SHEET DATA
Total assets	$105,957	$132,955	$136,214	$152,488	$134,768
Short-term debt (including current portion of long-term debt)	139	4,194	14,677	7,461	6,936
Long-term debt	17,790	25,501	17,516	44,560	42,358
Subordinated debt — current			23,179
Subordinated debt — long-term		23,445		23,030	22,844

14

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Results of Operations — Fiscal 2004, 2003 and 2002

     The following tables set forth, for the periods indicated, the revenue and gross margin for each of the Company’s three operating units included in continuing operations, as well as selected other financial statement data.

	Year Ended June 30,
	2004		2003		2002
		% of		% of		% of
		Total		Total		Total
	Amount	Revenues	Amount	Revenues	Amount	Revenues
	($ in thousands)
Revenues:
MercFuel	$322,631	83.7%	$280,136	83.1%	$232,573	80.5%
Air Cargo	39,549	10.3	32,691	9.7	28,124	9.7
Maytag	23,281	6.0	24,421	7.2	28,228	9.8

Total revenues	$385,461	100%	$337,248	100%	$288,925	100%

		% of		% of		% of
		Unit		Unit		Unit
	Amount	Revenues	Amount	Revenues	Amount	Revenues
Gross margin(1):
MercFuel	$6,080	1.9%	$5,926	2.1%	$6,581	2.8%
Air Cargo	1,800	4.6	2,585	8.0	898	3.2
Maytag	5,146	22.1	4,598	18.8	6,789	24.1

Total gross margin	$13,026	3.4%	$13,109	3.9%	$14,268	4.9%

	Year Ended June 30,
	2004		2003		2002
		% of		% of		% of
		Total		Total		Total
	Amount	Revenues	Amount	Revenues	Amount	Revenues
	($ in thousands)
Selling, general and administrative expenses	$12,885	3.3%	$10,818	3.2%	$11,771	4.0%
Provision for bad debts	506	0.1	1,192	0.4	1,170	0.4
Depreciation and amortization	2,828	0.7	2,782	0.8	3,478	1.2
Interest expense and other	654	0.2	1,094	0.3	2,084	0.7
Settlement costs	2,414	0.6
Write off of deferred financing costs			1,773	0.5

Loss from continuing operations before income taxes	(6,261)	(1.6)	(4,550)	(1.3)	(4,235)	(1.4)
Income tax benefit	(1,178)	(0.3)	(1,567)	(0.4)	(1,815)	(0.6)

Loss from continuing operations, net of taxes	(5,083)	(1.3)	(2,983)	(0.9)	(2,420)	(0.8)
Income (loss) from discontinued operations, net of taxes	(1,803)	(0.5)	185	0.1	6,937	2.4
Gain on sale of discontinued operations, net of taxes	7,501	2.0

Net income (loss)	$615	0.2%	$(2,798)	(0.8)%	$4,517	1.6%

(1)	Gross margin as used here and throughout Management’s Discussion and Analysis includes certain selling, general and administrative costs which are charged directly to the operating units, but excludes depreciation and amortization expenses and selling, general and administrative expenses.

Fiscal year ended June 30, 2004 compared to fiscal year ended June 30, 2003

     As a result of the Company’s sale of all of the outstanding stock in Air Centers in April 2004, the Company’s fiscal 2004 financial results are segregated between the results from continuing operations, comprised of the Company’s remaining three business segments, results from discontinued operations and the gain from sale of discontinued operations. The following discussion and analysis will include information on both the results from continuing and discontinued operations.

15

     The Company reported net income for fiscal 2004 of $615 thousand or $0.19 per basic and diluted share. This compares to a net loss of $2,798 thousand or $0.86 per basic and diluted share for fiscal 2003. The following table reports the segregation between results from continuing operations and discontinued operations for each of the years presented:

	Fiscal 2004	Fiscal 2003
	(in thousands of dollars)
Income (loss) from:
Continuing operations, net of taxes	$(5,083)	$(2,983)
Discontinued operations, net of taxes	(1,803)	185
Sale of discontinued operations, net of taxes	7,501

Net income (loss) per share	$615	$(2,798)

Income (loss) per common share basic and diluted:
Continuing operations, net of taxes	$(1.67)	$(0.92)
Discontinued operations, net of taxes	(0.59)	0.06
Sale of discontinued operations, net of taxes	2.45

Net income (loss) per share	$0.19	$(0.86)

     The loss from continuing operations for fiscal 2004 includes the following significant items, for which additional information will be provided further in this discussion, which adversely affected the income (loss) from continuing operations:

1)	$1,799 thousand net expense associated with the settlement agreement relating to litigation with J O Hambro (the “Hambro Settlement);

2)	$615 thousand net expense associated with the settlement agreement with David H. Murdock and related parties (collectively “Murdock”):

3)	$1,680 thousand expense for contractual termination benefits paid to the chairman of the board of directors upon his retirement as chairman and director.

     MercFuel, the Company’s aviation fuel sales operation, generated revenue in fiscal 2004 of $322,631 thousand on sales volume of 278,448 thousand gallons, as compared to revenue of $280,136 thousand on sales volume of 286,873 thousand gallons last year. Following is a comparison of MercFuel’s sales information for fiscal 2004 and 2003:

	Fiscal 2004	Fiscal 2003
Commercial Sales
Revenue ($000)	$252,824	$233,425
Volume (thousand gallons)	239,244	258,455
Corporate Aviation/Fractional Jet
Revenue ($000)	$69,808	$46,712
Volume (thousand gallons)	39,204	28,418
MercFuel Total
Revenue ($000)	$322,631	$280,136
Volume (thousand gallons)	278,448	286,873
Gross margin ($000)	$6,080	$5,926

     Revenue for MercFuel’s commercial segment increased $19,399 thousand in fiscal 2004 to $252,824 thousand on sales volume of 239,244 thousand gallons. The increased revenue for the commercial segment is due to higher average petroleum product prices resulting from concerns of oil supply disruptions due to the Iraq war and from increased worldwide demand for petroleum products due to an improving worldwide economy. MercFuel’s commercial segment’s average sales price in fiscal 2004 increased 17.0% over fiscal 2003’s average sales price. The increased average sales price in fiscal 2004, as compared to fiscal 2003, represents increased revenue of approximately $36,700 thousand. MercFuel’s commercial sales volume decreased in fiscal 2004 to 239,244 thousand gallons, a reduction of 19,211 thousand gallons, or 7.4%, from MercFuel’s fiscal 2003 commercial sales volume of 258,455 thousand. The reduced sales volume in fiscal 2004 is due to the cessation of business in fiscal 2003 by National. MercFuel was supplying aviation fuel to National on a secured basis under the auspices of the bankruptcy court through November 6, 2002, the day National announced it was ceasing operations. MercFuel’s sales to National in fiscal 2003 through November 6, 2002 were $24,737 thousand on 28,966 thousand gallons.

16

     Revenue for MercFuel’s corporate/fractional jet ownership segment was $69,808 thousand on sales volume of 39,204 thousand gallons, an increase of $23,096 thousand, or 49.4%, and 10,786 thousand gallons, or 38.0%, from fiscal 2003 revenue of $46,712 thousand on sales volume of 28,418 thousand gallons. The increase in sales revenue is due to the increase in worldwide petroleum product prices, increased use of private aircraft for both business and personal travel and MercFuel’s strategic focus on this business segment. The average sales price for aviation jet fuel in the corporate/fractional jet ownership segment in fiscal 2004 increased 8.3% as compared to fiscal 2003 equating to increased revenue of approximately $5,400 thousand. The increased sales volume equates to an increase in revenue of approximately $17,700 thousand.

     MercFuel’s cost of aviation fuel was $311,709 thousand in fiscal 2004 which represents an increase of 15.8% from MercFuel’s cost of aviation fuel in fiscal 2003 of $269,239 thousand. The average cost of aviation fuel per gallon increased 19.3% in fiscal 2004 to $1.120 per gallon. MercFuel’s operating expenses, excluding the cost of aviation fuel, was $4,842 thousand in fiscal 2004, a reduction of $130 thousand from fiscal 2003 operating expense excluding aviation fuel cost of $4,972 thousand.

     Air Cargo’s revenue was $39,549 thousand in fiscal 2004, an increase of $6,858 thousand, or 21.0%, from fiscal 2003 revenue of $32,691 thousand resulting in gross margin of $1,800 thousand in fiscal 2004, a reduction of $785 thousand from last year’s gross margin of $2,585 thousand.

	Fiscal 2004	Fiscal 2003
Revenue ($000)
Cargo handling	$25,833	$25,243
Cargo logistics services	8,867	3,658
Cargo general sales agent services	4,849	3,790

Air Cargo total	$39,549	$32,691

Gross margin ($000)
Cargo handling	$2,243	$2,748
Cargo logistics services	1,734	618
Cargo general sales agent services	(704)	756
Cargo administrative	(1,473)	(1,537)

Air Cargo total	$1,800	$2,585

     The cargo handling segment reported revenue of $25,833 thousand in fiscal 2004, an increase of $590 thousand, or 2.3%, from fiscal 2003 revenue of $25,243 thousand. Cargo handling’s gross margin in fiscal 2004 was $2,243 thousand, a decrease of $505 thousand from last year’s gross margin of $2,748 thousand. The primary cause of the decline in gross margin is due to increased labor costs at Air Cargo’s Avion warehouse at the Los Angeles International Airport.

     The cargo logistics services segment reported revenue of $8,867 thousand in fiscal 2004, an increase of $5,209 thousand from fiscal 2003 revenue of $3,658 thousand. The increased revenue in fiscal 2004 is due to the increased business activity associated with Air Cargo’s Mercury World Cargo (“MWC”) operation. Cargo logistics services segment’s gross margin in fiscal 2004 increased $1,116 thousand from fiscal 2003 to $1,734 thousand. The increased gross margin is due to the increased business activity associated with MWC and lower payroll related expenses.

     The cargo general sales agent (GSA) services segment reported revenue of $4,849 thousand in fiscal 2004, an increase of $1,059 thousand from fiscal 2003 revenue of $3,790 thousand. The GSA services’ gross margin in fiscal 2004 was a loss of $704 thousand as compared to a profit of $756 thousand in fiscal 2003. The decrease in GSA’s gross margin was associated with GSA’s parcel delivery services, which ceased operations in May 2004.

     Air Cargo’s administrative expenses for fiscal 2004 were $1,473 thousand, a reduction of $64 thousand from last year. The fiscal 2004 expense includes severance expense of $300 thousand associated with the termination of the chief operating officer of Mercury Air Cargo in December 2003.

17

     Maytag reported revenue of $23,281 thousand in fiscal 2004, a reduction of $1,140 thousand from last year’s revenue of $24,421 thousand. Maytag’s fiscal 2004 gross margin was $5,146 thousand, an increase of $548 thousand from fiscal 2003 gross margin of $4,598.

	Fiscal 2004	Fiscal 2003
Revenue ($000)
Refueling	$8,439	$8,703
Air Terminal	7,675	8,199
BOS	5,963	5,854
Weather Data	1,165	1,615
Other	39	50

Total Maytag	$23,281	$24,421

     The decrease in Maytag’s revenue was due to the non-renewal of one refueling contract in fiscal 2004, one refueling contract during fiscal 2003 and the non-renewal of one air terminal contract in fiscal 2004.

     Maytag’s fiscal 2004 gross margin was $5,146 thousand, an increase of $548 thousand or 11.9% from fiscal 2003 gross margin of $4,598 thousand. The increased gross margin in fiscal 2004 was primarily due to the recovery of wage increases on two contracts in fiscal 2004 of $259 thousand and the settlement of a labor dispute on a BOS contract in fiscal 2003 of $250 thousand.

     Bad debt expense for continuing operations in fiscal 2004 totaled $506 thousand or 0.13% of total revenue from continuing operations as compared to $1,192 thousand or 0.35% of total revenue from continuing operations in fiscal 2003. The Company experienced no significant individual write-offs during either fiscal 2004 or 2003.

     Selling, general and administrative (“G&A”) expenses in fiscal 2004 amounted to $12,885 thousand, an increase of $2,067 thousand or 19% from the fiscal 2003 expense of $10,818 thousand. The G&A expenses for fiscal 2004 includes $1,680 thousand for the severance payment to the retiring chairman of the board of directors and increased audit fees of approximately $311 thousand due to the re-audit of the Company’s financial statements for fiscal 2002 and 2001. The Company expects certain G&A expenses to increase as the Company maintains compliance with the requirements of the Sarbanes-Oxley Act of 2002.

     Depreciation and amortization expense from continuing operations was $2,828 thousand in the current period as compared to $2,782 thousand last year.

     Interest and other expense from continuing operations in the current period was $654 thousand, a decrease of $440 thousand from last year’s interest and other expense from continuing operations of $1,094 thousand.

     The Company incurred settlement expenses of $2,414 thousand in fiscal 2004 associated with two settlements. Of this amount, $1,799 thousand was associated with the Hambro Settlement agreement whereby the parties agreed to the following: 1) Hambro’s agreement to release certain claims against the Company; 2) the Company’s agreement to dismiss certain litigation against Hambro; 3) the Company’s agreement not to initiate certain litigation against Hambro; 4) the reimbursement of certain costs incurred by Hambro associated with pending litigation and the defense preparation; and 5) the purchase of 343,600 shares of the Company’s common stock owned by Hambro. The settlement expense represents the difference between the total amount paid by the Company to Hambro and the trading value of the Company’s common stock purchased on the day the settlement was made. Settlement expense of $615 thousand was associated with the Murdock Settlement whereby the parties agreed: 1) to enter into a mutual release of claims 2) to the payment of $525 thousand to Murdock for reimbursement of all cost, fees and expenses incurred by Murdock in connection with the settlement agreement and the due diligence investigation of the Company’s businesses; and 3) that the Company purchase 150,000 shares of the Company’s common stock owned by Murdock at $6.00 per share. The settlement expense represents the difference between the total amount paid by the Company to Murdock and the trading value of the Company’s common stock purchased on the day the settlement was made.

     In fiscal 2003, as a result of the restructuring of the Company’s long-term debt, the Company incurred debt extinguishment costs of $1,773 thousand. This is comprised of the unamortized portion of the deferred debt issuance costs associated with the previous senior collateralized credit facility and the subordinated note at the time of early extinguishment of this debt and note amendment and expenses incurred associated with other refinancing options that were not completed.

     Total income tax expense for fiscal 2004 was $2,481 thousand, segregated by income taxes on the gain on the sale of Air Centers of $4,816 thousand, or 39.1% of the pre-tax gain, partially offset by an income tax benefit of $1,157 thousand, or 39.1%, on the loss from discontinued operations and by an income tax benefit of $1,178 thousand, or 18.8%, on the loss from continuing operations. This compares

18

to an income tax benefit of $1,470 thousand in fiscal 2003 representing an income benefit of $1,567 thousand, or 34.4%, on the loss from continuing operations partially offset by an income tax expense of $97 thousand, or 34.4%, on the income from discontinued operations. The fiscal 2004 income tax benefit was adversely affected by the non-deductibility for income tax purposes of certain settlement costs incurred by the Company associated with the Hambro Settlement and the Murdock Settlement. The total non-deductible settlement costs in fiscal 2004 were $2,414 thousand.

     On April 12, 2004, upon approval from the Company’s stockholders at the Annual Stockholders’ meeting, the Company sold all of the outstanding common stock of Air Centers, which represented 100% of the then outstanding common stock in Air Centers, to Allied with the Company receiving total consideration for the sale in cash at closing of $76,349 thousand. Accordingly the Company classified all of the business activities associated with the Air Centers and the debt service costs associated with the debt repaid with the proceeds from the sale, as discontinued operations in the financial statements. For fiscal 2004, the Company reported a net loss from discontinued operations of $1,803 thousand, which includes pre-tax operating income from the Air Centers of $3,107 thousand and other expenses, primarily interest expense associated with the debt required to be repaid with the proceeds from the sale, of $6,067 thousand. The net loss from discontinued operations for fiscal 2004 of $1,803 thousand compares to net income of $185 thousand in fiscal 2003. The Air Centers had revenue and gross margin of $72,775 thousand and $7,375 thousand in fiscal 2004, respectively, through the FBO Sale Closing Date as compared to revenue and gross margin of $96,249 thousand and $12,854 thousand, respectively, for the full twelve months of fiscal 2003. Depreciation and amortization expense was $4,169 thousand in fiscal 2004 through the FBO Sale Closing Date as compared to $5,179 thousand for fiscal 2003. Interest expense for the senior secured credit facility and the senior subordinated note for fiscal 2004 was $6,067 thousand as compared to $6,959 thousand in fiscal 2003.

     The Company reported a net gain on the sale of Air Centers of $ 7,501 thousand.

     The Company may experience decreases in future sales volume and margins as a result of deterioration in the world economy, or in the aviation industry, and continued conflicts and instability in the Middle East, Asia and Latin America, as well as a result of potential future terrorist activities and possible military retaliation. In addition, world oil prices have been very volatile over the last several years. The Company expects continued volatility in world oil prices as a result of the instability in the Middle East. Since fuel costs represent a significant part of an airline company’s operating expenses, volatility of fuel prices can adversely affect our customers’ business and consequently our results of operations.

Fiscal year ended June 30, 2003 compared to fiscal year ended June 30, 2002

     Revenue from continuing operations for the Company was $337,248 thousand in fiscal 2003, representing an increase of $48,323 or 16.7% from fiscal 2002 revenue from continuing operations of $288,925 thousand. The increase in revenue was primarily attributable to higher MercFuel revenue due to higher petroleum product commodity prices, resulting in an increase in revenue of $48,195 thousand from fiscal 2002. In addition, Air Cargo had increased revenues of $4,567 thousand. These gains were offset by reduced revenue of $3,807 thousand for Maytag. Gross margin from continuing operations in fiscal 2003 was $13,109 thousand, representing a decline of $1,159 thousand, or 8.1% from the gross margin realized in fiscal 2002 of $14,268 thousand. The lower gross margin is primarily due to lower government contract business activity during fiscal 2003 resulting in reduced gross margin of $2,191 thousand as compared to fiscal 2002.

     MercFuel, the Company’s fuel sales business, generated revenue in fiscal 2003 of $280,136 thousand, an increase of $47,563 thousand or 20.5% from fiscal 2002 revenue of $232,573 thousand. The increase in revenue was due to higher average sales prices offset by a slightly reduced sales volume. The average sales price in fiscal 2003 was $0.977 per gallon, an increase of 20.8% from the fiscal 2002 average sales price of $0.809 per gallon, equating to higher revenue of $48,195 thousand. Fuel sales volume in fiscal 2003 was 286,873 thousand gallons, a decrease of 778 thousand gallons from fiscal 2002 resulting in lower revenue of $629 thousand. The higher average sales price is due to higher average worldwide petroleum product prices.

     National, a customer of MercFuel, ceased operations on November 6, 2002. MercFuel had been providing fuel to National since May 1999. In December 2000, National filed for Chapter 11 bankruptcy protection and the Company continued to sell fuel to National on a secured basis under the auspices of the bankruptcy court. Sales to National for fiscal 2003 through November 5, 2002 were $24,737 thousand on a volume of 28,966 thousand gallons, as compared to $49,085 thousand on a volume of 68,704 thousand gallons for the full twelve months of fiscal 2002. As a result of the secured nature of the transactions, the amount of loss on the cessation of business was negligible.

     MercFuel’s gross margin in fiscal 2003 was $5,926 thousand representing a decline of $655 thousand or 10% from fiscal 2002. The average gross margin per gallon sold in fiscal 2003 was $0.038 per gallon, essentially unchanged from fiscal 2002. The decline in gross margin was primarily due to the lower sales volume.

19

     The Company’s Air Cargo operations had revenue of $32,691 thousand in fiscal 2003, an increase of $4,567 thousand or 16.2% from the fiscal 2002 revenue of $28,124 thousand. The increase in revenue is attributed to higher revenue in the cargo handling operations, which had increased handling volume due to the west coast dockworkers’ strike and due to improved import/export activity.

     The Air Cargo segment generated gross margin of $2,585 thousand in fiscal year 2003, an increase of $1,687 thousand or 188.9% from last year’s gross margin of $898 thousand, primarily due to the subleasing of the Air Cargo’s Atlanta warehouse facility to Lufthansa Handling starting in March 2002 which improved margins by $1,243 thousand and higher margin of $617 thousand in Cargo Space Logistics.

     Revenue from Maytag, the Company’s government contract services business segment, was $24,421 thousand in fiscal 2003, a decrease of $3,807 thousand or 13.5% from the fiscal 2002 revenue of $28,228 thousand. The decrease in Maytag’s revenue was due to the loss of revenue of $1,396 thousand from the Yokota, Japan contract, which expired in December 2001 at which time Maytag was not awarded the contract renewal as a result of a competitive bid process. In addition, Maytag lost refueling contracts in the prior year which provided $2,061 thousand in revenue for fiscal 2002. In addition, revenue from Weather Data Services contracts decreased during fiscal 2003 by $816 thousand. Air terminal contract revenue of $8,199 thousand in fiscal 2003 revenues increased slightly from $8,112 thousand in fiscal 2002 .

     Maytag had gross margin of $4,598 thousand in fiscal 2003, a decrease of $2,191 thousand or 32.3% from the gross margin of $6,789 realized in fiscal 2002. The decrease in gross margin is primarily attributed to the loss of the Yokota, Japan contract, lower margin on the Kuwait Air Terminal contract and a reserve for a legal settlement of $250 thousand in fiscal 2003.

     Bad debt expense in 2003 totaled $1,192 thousand or 0.35% of total revenue from continuing operations. This represents a $22 thousand increase from fiscal year 2002 bad debt expense of $1,170 thousand which represented 0.40% of fiscal 2002 revenue from continuing operations. The Company experienced no significant individual write-offs during fiscal 2003.

     Selling, general and administrative (“G&A”) expenses decreased in fiscal 2003 to $10,818 thousand, a decrease of $953 thousand or 8.1% from the fiscal 2002 expense of $11,771 thousand due to executive severance costs incurred in fiscal 2002.

     Continuing depreciation and amortization expense was $2,782 thousand in fiscal 2003 as compared to $3,478 thousand in fiscal 2002.

     The Company ceased the amortization of goodwill due to the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets” effective as of July 1, 2002 which resulted in a decrease in annual amortization expense of $0.4 million from the prior year.

     Interest and other expense from continuing operations in fiscal 2003 was $1,094 thousand, a decrease of $990 thousand from fiscal 2002 interest and other expense from continuing operations of $2,084 thousand. In fiscal 2002, the Company wrote-off the deferred stock offering costs of $985 thousand associated with the planned public and private offering of MercFuel common stock. The Company decided not to undertake the offering due to market uncertainties and general economic conditions at the time.

     As a result of the restructuring of the Company’s long-term debt in fiscal 2003, the Company incurred debt extinguishment costs of $1,773 thousand. This is comprised of the unamortized portion of the deferred debt issuance costs associated with the previous senior collateralized credit facility and the subordinated note at the time of early extinguishment of this debt, and note amendment and expenses incurred associated with other refinancing options that were not completed.

     The effective income tax benefit rate on the loss from continuing operation for fiscal 2003 was 34.4% resulting in an income tax benefit on the loss from continuing operations of $1,567 thousand. This compares to an effective income tax benefit rate on the loss from continuing operations for fiscal 2002 of 42.9% resulting in an income tax benefit of $1,815 thousand. The lower effective income tax benefit rate in fiscal 2003, resulting in a lower income tax benefit, is due to non-deductible expenses for tax purposes and a lower effective state income tax benefit rate.

     The Company reported income from discontinued operations, net of taxes, in fiscal 2003 of $185 thousand as compared to $6,937 thousand in fiscal 2002, which included $5,447 thousand from the gain on the sale of the Bedford FBO. Revenue and gross margin from discontinued operations, which is comprised primarily of Air Centers, was $96,249 thousand and $12,854 thousand in fiscal 2003,

20

respectively, as compared to $94,417 thousand and $13,545 thousand, respectively, in fiscal 2002. Depreciation and amortization expense was $5,179 thousand and $5,780 thousand in fiscal 2003 and fiscal 2002, respectively. Interest expense associated with the senior credit facility and the senior subordinated note was $6,959 thousand in fiscal 2003 as compared to $4,733 thousand in fiscal 2002.

Liquidity and Capital Resources

     On April 12, 2004, after receiving approval from the Company’s stockholders at the Annual Stockholders’ meeting, the Company sold all of the outstanding common stock of Air Centers, which represented 100% of the then outstanding common stock in Air Centers, to Allied with the Company receiving total consideration for the sale in cash at closing of $76,349 thousand (the “FBO Sale”). The final amount of the total consideration to be received by the Company from the FBO Sale is dependent upon, among other things, the determination of the amount of Air Centers’ net working capital at the FBO Sales Closing Date and the distribution of funds from the Hartsfield Escrow. In accordance with the terms of the Air Centers’ SPA, the Company and Allied agreed to the extent Air Centers’ actual net working capital at closing exceeded $3,586 thousand, Allied is obligated to pay the Company the excess amount or to the extent Air Centers’ net working capital is less than $3,586 thousand, the Company is obligated to pay Allied the deficiency. The parties also agreed to deposit $8,270 thousand at closing to establish the Hartsfield Escrow to be distributed to the parties over a period not to exceed five years from the FBO Sale Closing Date dependent upon the award of a new lease at the Hartsfield International Airport in Atlanta for a new FBO. If Air Centers’ is awarded the new lease, dependent upon the effective date and the terms and conditions of the new lease, the Company may be entitled to all, some or none of the amount deposited into the Hartsfield Escrow at closing.

     The proceeds from the FBO Sale were used to: 1) prepay the outstanding principal on the WFF Credit Facility comprised of both a term loan and a revolving credit facility, in the amount of $13,255 thousand; 2) pay accrued interest and fees associated with the WFF Credit Facility of $203 thousand; 3) establish a cash collateral account with WFF in the amount of $16,031 thousand in support of issued and outstanding letters of credit issued under the terms of the WFF Credit Facility; 4) prepay the outstanding principal, including the amount of accrued interest payable-in-kind (“PIK”), on the Note of $24,120 thousand to Allied; 5) pay accrued interest and fees associated with the Note of $141 thousand; 6) prepay the outstanding principal, including the amount of accumulated PIK interest, on the Hambro Notes in the amount of $3,695 thousand; 7) pay accrued interest on the Hambro Notes in the amount of $15 thousand; 8) establish the Hartsfield Escrow in the amount of $8,270 thousand; and 9) pay for transaction related fees and expenses of $1,324 thousand. After satisfying the obligations noted above, the Company received cash of $9,295 thousand.

     As a result of this transaction, the Company significantly reduced its long-term debt and enhanced its financial position. Prior to the FBO Sale, the Company’s outstanding obligations associated with long term debt and the Hambro Notes were $58,714 thousand. Immediately after the FBO Sale transaction, the Company’s long-term debt obligations were reduced to $19,018 thousand. As of June 30, 2004 the outstanding principal amount of long-term debt, including the current portion of long-term debt, was $17,929 thousand.

     As of June 30, 2004, the Company’s unrestricted cash balance was $4,690 thousand, an increase of $1,888 thousand from June 30, 2003.

     Net cash used in operations in fiscal 2004 was $6,039 thousand, which includes the net cash contributed from operations for Air Centers through the FBO Sale Closing Date, as compared to cash provided by operating activities of $4,807 thousand in fiscal 2003. The net cash used in operations for 2004 was primarily due to the net loss from both continuing and discontinuing operations and an increase in the Company’s income tax obligations due to the FBO Sale. In addition, primarily the result of higher petroleum product prices and the resultant increase in trade receivables, the change in operating assets and liabilities in fiscal 2004 required $3,738 thousand of cash.

     Primarily as a result of the FBO Sale, the Company generated $45,463 thousand of cash from investing activities as compared to net cash used in investing activities of $940 thousand in fiscal 2003. Proceeds from the sale of properties and facilities in fiscal 2004 were $73,753 thousand, of which $73,673 thousand were from the FBO Sale. From the FBO sale proceeds, $24,403 thousand was required to be deposited into restricted accounts as collateral for outstanding letters of credit or for the Hartsfield Escrow. The Company also expended $5,020 thousand for capital projects during fiscal 2004, of which $3,836 thousand was invested in Air Centers’ assets.

     The Company used $37,576 thousand in financing activities in fiscal 2004, due to the repayment of outstanding debt with proceeds from the FBO Sale, as compared to the use of $6,784 thousand in financing activities in fiscal 2003. With the proceeds from the FBO Sale, the Company prepaid the outstanding principal amount of debt on the WFF Credit Facility of $13,255 thousand and prepaid the outstanding principal on the Allied Note of $24,120 thousand, including $120 thousand of capitalized interest. The Company also purchased a total of 346,100 shares of outstanding common stock during fiscal 2004 for $1,824 thousand. On December 12, 2003, as part of the settlement agreement entered into between the Company and J O Hambro Capital Management and certain of its affiliates and private

21

clients (“J.O. Hambro”), the Company purchased 343,600 shares of common stock, which were then retired, from J O Hambro valued at $1,787 thousand.

     On December 12, 2003, the Company entered into a settlement agreement (the “Hambro Settlement”) relating to litigation with J O Hambro whereby the Company issued three promissory notes for an aggregate principle amount of $3,586,000 (the “Hambro Notes”) in exchange for the following, among other things: 1) the repurchase of 343,600 shares of the Company’s common stock owned by J O Hambro; 2) reimbursement of certain costs associated with the mutual release of claims; and 3) a standstill agreement associated with the pending lawsuits and anticipated proxy solicitations. The Hambro Notes were: 1) subordinated to the Senior Secured Credit Facility and to the Senior Subordinated Note; 2) due on the earlier of (a) March 31, 2006, provided that if the Senior Secured Credit Facility Matures on December 31, 2007 then such date shall be March 31, 2008 or (b) the ninetieth day following payment in full of the Senior Secured Credit Facility and the termination of commitments for the Senior Secured Lender to provide financing under the Senior Secured Credit Facility; and 3) bear and accrue interest at the rate of 12% per annum commencing on December 31, 2003. On the FBO Sale Closing Date, the Company paid JO Hambro $3,710 thousand as payment for all outstanding obligations associated with the Hambro Notes.

     On July 29, 2004, the Company and Bank of America, N.A. entered into a three-year $30,000,000 revolving line of credit (the “B of A Credit Facility”) collateralized by all of the assets of the Company. The revolving line of credit will be used as collateral for any letters of credit issued by the Company and for general working capital needs. Upon the effective date of the B of A Credit Facility, $15,414 thousand of cash deposited by the Company as collateral for outstanding letters of credit and reported as restricted cash on the Company’s balance sheet at June 30, 2004 was released to the Company for general corporate purposes. As of the closing date of the B of A Credit Facility, the Company had $29,238 thousand of revolving credit line available to it of which $15,414 thousand was reserved for issued and outstanding letters of credit and $13,824 thousand was available and undrawn. The amount of credit available to the Company on the B of A Credit Facility is determined monthly based on the amount of eligible customer receivables, as defined in the B of A Credit Facility agreement, up to an amount not to exceed $30,000 thousand. The B of A Credit Facility contains certain financial covenants limiting the amount the Company can expend annually for cash dividends and/or stock repurchases and for capital expenditures. The Company is also required to maintain certain financial targets for tangible net worth, fixed charge and debt to worth ratios.

     The Company has historically competed in a niche market where it generally purchases fuel from major oil companies and refiners using credit terms, which on average are shorter than the credit terms the Company offers its fuel customers. Because of its bulk buying and credit worthiness the Company is able to purchase fuel at a lower price than its customers. Typically, the Company buys on terms that range from 3 days to 15 days and sells on terms that can exceed 30 days. As a result, the Company requires adequate working capital and access to sufficient credit facilities to meet the day-to-day working capital requirements and to expand its existing operations. The amount of working capital required by the Company has depended, and is expected to depend, primarily on the price and quantity of aviation fuel bought and sold, the Company’s extension of credit to its customers, customers’ compliance with the Company’s credit terms and the credit terms extended to the Company by its suppliers. Increases in the quantity and/or price of fuel sold or in the credit terms extended to its customers and/or any reduction in credit terms extended to the Company by its suppliers and/or any substantial customer noncompliance with the Company’s credit terms can result in an increase in the Company’s working capital requirements. Under these circumstances, the Company’s liquidity could be adversely affected unless the Company is able to increase vendor credit or increase lending limits under the Company’s revolving credit facility. The Company believes, however, that its current financing arrangements and vendor credit terms should provide the Company with sufficient liquidity in the event of a temporary surge in fuel oil prices. However, to the extent that the revolving credit facility or any other credit facility is used to fund increased working capital requirements, the Company will incur additional debt service costs.

     The Company’s accounts receivable balance as of June 30, 2004 was $50,974 thousand. The Company’s accounts receivable are primarily comprised of customer trade receivables net of an allowance for doubtful accounts of $1,492 thousand. The Company’s credit risk is based in part on the following factors: 1) a substantial portion of the customer trade receivables are related to a single industry (aviation) and 2) at any given point in time, one or several customers may owe a significant balance to the Company. At June 30, 2004, MercFuel’s accounts receivable comprised approximately 68% of the Company’s total receivables.

     The Company’s MercFuel operations accounted for approximately 83.7% of the Company’s total revenue from continuing operations in fiscal 2004. As of June 30, 2004, MercFuel trade receivables comprise approximately 68% of the Company’s total trade accounts receivable and are owed from what the Company defines as smaller airlines, including certain foreign, cargo, regional, commuter and start-up airlines. These customers are affected by volatility in fuel prices and by fluctuations in the economy in general and in the aviation industry specifically. To the extent that MercFuel’s airline customers are not able to immediately adjust their business operations to reflect increased operating costs, they could take relatively longer to pay the Company’s accounts receivable. Such payment delays would further increase the Company’s working capital demands. In some cases, the impact of existing, and potentially future, high aviation fuel prices along with and other economic fluctuations could materially impair the financial stability of an airline customer

22

such that it would be unable to pay amounts owed to the Company and could result in the airline customer filing for bankruptcy protection. In that event, Mercury could incur significant losses related to the uncollectability of the receivables. The Company has incurred in the past and is likely to continue to incur losses as the result of the business failure of a customer. The Company assesses its credit portfolio on an ongoing basis and establishes allowances which the Company believes are adequate to absorb potential credit problems that can be reasonably anticipated. This assessment includes an analysis of past due accounts as well as a review of accounts with significant balances. Allowances are established for all or some portion of past due balances based upon various factors, including the extent of delinquency, financial conditions of delinquent customers and amounts of insurance and collateral, if any.

     Accounts receivable sales days outstanding for the three remaining business units was 41.4 days and 43.8 days as of June 30, 2004 and 2003, respectively, based on the average daily revenue for the fourth quarter of each fiscal year. Accounts receivable days sales outstanding have historically been impacted by a high volume of fuel sales to customers with extended payment terms. However, during fiscal 2001, the Company added a large customer, AirTran Airways, whose terms are prepaid. The terms of the prepayment provide for weekly payments equal to the following week’s estimated sales. This prepaid customer accounted for approximately 23.0% and 24.3% of the Company’s consolidated revenue from continuing operations for the fiscal years ended June 30, 2004 and 2003, respectively.

     The Company’s capital expenditures in fiscal 2004 were $5,020 thousand, which includes $3,836 thousand invested in Air Centers’ facilities prior to the FBO Sale. In accordance with the terms of the Air Centers’ SPA, the Company received additional cash consideration at closing of $3,349 thousand for reimbursement of certain capital expenditures made by the Company associated with two Air Center related projects. This compares with capital expenditures in fiscal 2003 of $4,065 thousand, of which $3,675 thousand was associated with the Air Centers’ operations, and $4,500 thousand in fiscal 2002, which includes $3,954 thousand for the Air Centers. Capital expenditures excluding Air Centers’ were $1,184 thousand, $390 thousand and $546 thousand in fiscal 2004, 2003 and 2002, respectively.

     The Company is currently assessing different options regarding the utilization of the Company’s excess cash to enhance stockholder value including strategic acquisitions, reinvestment of the cash into current operations and distributions to stockholders. The B of A Credit Facility limits the amount the Company can expend on an annual basis for capital expenditures to $3,500 thousand for fiscal 2005 and for dividend and/or stock repurchases to $4,600 thousand.

     Absent a capital intensive acquisition, the Company believes that the combination of its operating cash flows, availability under the B of A Credit Facility, vendor credit and existing cash resources will provide it with sufficient liquidity during the next twelve months. The Company believes the availability under its B of A Credit and vendor credit should provide it with sufficient liquidity in the event of a continued surge in oil prices.

Contractual Obligations, Commercial Commitments and Off-Balance Sheet Arrangements

     The Company’s significant contractual obligations and financial commitments are summarized below. Additional information regarding the Company’s financial commitments can be found in Notes 9, 10 and 17 to the Consolidated Financial Statements included in Item 15 of this Annual Report on Form 10-K.

Letters of Credit

     As of June 30, 2004, the Company had outstanding letters of credit in the amount of $15,414 thousand. As of June 30, 2004, these letters of credits were collateralized with cash deposited with the issuer of the letters of credit. Upon the execution of the B of A Credit Facility, these letters of credit are included as part of this credit facility, thereby eliminating the requirement for the Company to post the LOC Collateral but reducing the cash availability on the revolving line of credit. A letter of credit in support of the tax-exempt bonds issued by the California Economic Development Financing Authority (“CEDFA”) comprised $14,207 thousand of the outstanding letters of credit as of June 30, 2004.

23

Lease Commitments

     As of June 30, 2004, the Company’s future minimum lease payments under non-cancelable operating leases for rental properties with terms in excess of one year were as follows:

Thousands
For the Fiscal Year Ending June 30,	of dollars
2005	$7,187
2006	6,581
2007	3,286
2008	2,668
2009	2,402
Thereafter	5,376

Total minimum payments	$27,500

     As part of the Company’s normal business practices, the Company enters into site leases with the respective airport agencies for its Air Cargo Operations. In addition, the Company enters into leases for fueling equipment used in its MercFuel business.

Long Term Debt

     As of June 30, 2004, the Company had long-term debt and notes payable, including the current portion of principal due, in the amount of $17,929 thousand. Please refer to Notes 9 and 10 of the Company’s Consolidated Financial Statements for a description of the type of long term debt and notes payable outstanding. The following is the principal payment schedule associated with these obligations:

Thousands
For the Fiscal Year Ending June 30,	of dollars
2005	$139
2006	149
2007	160
2008	171
2009	183
Thereafter	17,127

Total minimum payments	$17,929

The Company has no off- balance sheet financing arrangements.

Employment Contracts

     The Company currently has employment agreements with its: 1) President and Chief Executive Officer (“CEO”); 2) Executive Vice President, General Counsel and Secretary (“General Counsel”); and 3) Vice President of Finance, Treasurer and Chief Financial Officer (“CFO”), and other business unit officers. Following is a brief description of the terms and conditions of the key employment contracts.

     The amended and restated employment agreement with the CEO dated as of May 22, 2002 is for a term ending on November 15, 2004, subject to automatic one-year extensions starting on November 15, 2004 and on each successive anniversary date unless either party gives 30 days notice of non-renewal. The annual salary under this agreement is $520,000. The CEO is also eligible for an annual bonus equal to: (i) 25% of the CEO’s base compensation subject to the Company’s consolidated operating income before sales and general and administrative expenses and depreciation (“Adjusted EBIT”) for the most recent completed fiscal year exceeding the average of the Adjusted EBIT for the immediately prior three fiscal years; and (ii) 4.166% of the amount by which the Adjusted EBIT for the most recently completed fiscal year exceeds the average Adjusted EBIT for the immediately prior three fiscal years. The CEO was eligible to participate in the 2002 Management Stock Purchase Plan (the “2002 Plan”), wherein the CEO was eligible to purchase up to 193,825 shares of the Company’s common stock from CFK Partners at a price of $15.00 per share, both number of shares and price per share were adjusted for the one-for-two reverse stock split effective June 18, 2003, such purchase being funded by a loan from the Company. The CEO elected to participate in the 2002 Plan and purchased 193,825 shares of the Company’s common stock, as adjusted for the stock split. The CEO’s obligation to repay the Company is forgiven ratably over a ten-year period provided the CEO remains employed by the Company during such period.

24

     In the event the CEO’s employment with the Company is terminated for cause, the CEO will not be entitled to receive or be paid a bonus for the year in which employment terminated. In the event the CEO’s employment with the Company is terminated without cause, the Company will be obligated to pay the CEO the lesser of three years base compensation or the base compensation that would have been paid to him over the remaining term of the CEO’s employment agreement, and a bonus for the fiscal year of employment termination in an amount which would otherwise be paid to the CEO prorated over the days the CEO was gainfully employed by the Company during the fiscal year in which the employment termination occurred.

     The employment agreements for the General Counsel and the CFO dated as of May 22, 2002 are each for a period ending on May 22, 2005 subject to automatic one-year extensions starting on May 22, 2005 and each subsequent anniversary date, unless either party gives a minimum 30 days notice of non-renewal. Under the employment agreements the annual base salary for the General Counsel and the CFO is $179,000 and $170,000, respectively. Both the General Counsel and the CFO were eligible to participate in the 2002 Plan, wherein the General Counsel was eligible to purchase up to 15,948 shares and the CFO was eligible to purchase up to 12,500 shares of the Company’s common stock from CFK Partners for a price of $15.00 per share, all amounts as adjusted for the reverse stock split, with such purchases being funded through a loan from the Company. Both the General Counsel and the CFO elected to participate in the 2002 Plan and purchased the maximum number of shares allotted. The obligations to repay the Company are forgiven over a ten-year period, provided they each remained employed by the Company during such period.

     In the event that either the General Counsel’s or the CFO’s employment with the Company is terminated for cause, or in the event of their death or disability, all rights under the respective employment agreements will cease. In the event that either the General Counsel’s or the CFO’s employment with the Company is terminated without cause, the Company will be obligated to pay the respective individual the lesser of one-year’s base compensation or the base compensation that would otherwise be paid to them over the remaining term of the employment agreement, not to be less than the equivalent of six months base compensation.

     In July 2004 the consulting agreement between the Company and the Chairman of the Company’s board of directors was terminated as a result of the Chairman’s retirement as Chairman and as a board of director. In accordance with the terms of the consulting agreement with the Chairman, the Chairman received a severance payment of $1,680 thousand upon his retirement.

     As of June 30, 2004, the following is the Company’s future minimum payments for these and other executive employment contracts, excluding discretionary and performance-based bonuses:

Thousands
For the Fiscal Year Ending June 30,	of dollars
2005	$639

Total minimum payments	$639

Purchase Commitments

     Effective April 1, 2004, the Company’s Air Cargo operations entered into a one-year renewal of its contract to purchase all of South African Airlines cargo capacity on its passenger flights from the United States and Canada to South Africa. The commitment for this one-year contract is approximately $ 4,715 thousand, which is essentially unchanged from the previous year.

     The Company currently has no fixed volume or fixed price purchase commitments for aviation fuel, although the Company may, from time-to-time, commit to such arrangements.

Guarantees

     The Company is a guarantor on certain airport site and facility leases associated with 11 of Air Centers’ FBO locations that were in effect as of the FBO Sale Closing Date. As a condition of the sale, Allied agreed to fully indemnify the Company from any and all costs associated with the pre-existing guarantees while Air Centers and Allied use their best efforts to have the Company removed as guarantor on these leases. As a result of the indemnification provided by Allied, the Company does not believe any claim being made on the Company as a result of these guarantees will have a material affect on the Company’s results of operations, cash flows or financial position.

25

Critical Accounting Policies and Estimates

     The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein, including the financial information reported in Management’s Discussion and Analysis of Financial Condition and Results of Operations. Estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent form other sources. Actual results reported in future periods may be based upon amounts which differ from those estimates. The following represent what the Company believes are the critical accounting policies most affected by significant management estimates and judgments:

Allowance for Doubtful Accounts

     The Company continuously monitors collections and payments from its customers and maintains a provision for estimated credit losses based upon its historical experience and any specific customer collection issues that have been identified. Accounts receivable are reported net of the allowance for amounts that may become uncollectable in the future. Such allowances can be either specific to a particular customer or general to all customers. The Company believes the level of the allowance for bad debts is reasonable based on past experience and an analysis of the net realizable value of the Company’s trade receivables at June 30, 2004. However, the credit loss rate can be impacted by adverse changes in the aviation industry, or changes in the liquidity or financial position of its customers which could affect the collectability of its accounts receivable and its future operating results. If credit losses exceed established allowances, the Company’s results of operations and financial condition may be adversely affected.

Contingencies

     The Company accounts for contingencies in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 5, “Accounting for Contingencies.” SFAS No. 5 requires that the Company record an estimated loss from a loss contingency when information available prior to issuance of the Company’s financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. Accounting for contingencies such as legal matters requires significant judgment. Many of these legal matters can take years to resolve. Generally, as the time period increases over which the uncertainties are resolved, the likelihood of changes to the estimate of the ultimate outcome increases. Management believes that the accruals for loss contingencies are adequate.

Revenue Recognition

     Revenues are recognized upon delivery of product or the completion of service. For the sale of aviation fuel, revenue is recognized on the date the aviation fuel is delivered into the aircraft. For fuel delivered on an into-plane basis, revenue is recognized on the date the fuel is delivered into the aircraft. Aircraft maintenance contracts are recognized as the labor and maintenance is completed. Cargo handling revenue is recognized in the period the cargo is shipped out of the Company’s cargo warehouses. Space logistics and general cargo sales agent services are recognized as revenue in the period that the related flights occur or the commissions are earned. Revenue associated with fixed rate fees of long-term service contracts is recognized on a straight-line basis over the term of the contract. Revenue associated with the variable rate fees of long-term contracts is recognized in the period in which services are performed and completed. The Company’s contracts with the government of the United States of America are subject to profit renegotiation. To date, the Company has not been required to adjust profits arising from such contracts.

Income Taxes

     Deferred income taxes are determined using the liability method. A deferred tax asset or liability is determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates that will be in effect when these differences reverse. Deferred tax expense is the result of changes in the deferred tax asset or liability. If necessary, valuation allowances are established to reduce deferred tax assets to their expected realizable values.

Impairment of Long-Lived Assets and Goodwill

     Long-lived assets and goodwill are reviewed for impairment, based on undiscounted cash flows, whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable but in any event, no less than once per year. If this review indicates that the carrying amount is not recoverable, the Company will recognize an impairment loss, measured by the future

26

discounted cash flow method. In July 2001, the Financial Accounting Standards Board issued SFAS No. 142, “Goodwill and Other Intangible Assets.” This statement was adopted by the Company on July 1, 2002. Under this standard, goodwill is no longer amortized, but is tested for impairment annually. In accordance with this Statement, the Company’s most recent assessment of impairment of goodwill and other intangibles was completed in February 2004 with no adjustments to the amount of goodwill and intangible assets required.

New Accounting Pronouncements

     On April 30, 2003, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” This standard amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The provisions of this statement are generally effective for contracts entered into or modified after June 30, 2003. The Company adopted SFAS No.149 on July 1, 2003 with no material impact on the Company’s financial statements.

     In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”). This interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” addresses consolidation by business enterprises of variable interest entities. Under current practice, two enterprises generally have been included in consolidated financial statements because one enterprise controls the other through voting interests. FIN 46 defines the concept of “variable interests” and requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after December 15, 2003, to variable interest entities considered to be a special purpose entity (“SPE”) in which an enterprise holds a variable interest that it acquired before February 1, 2003. For non-SPE variable interest entities acquired before February 1, 2003, the interpretation must be adopted no later than the first interim or annual period ending after March 15, 2004. The interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. The Company adopted FIN 46 during the quarter ended March 31, 2004 with no material impact on the Company’s financial statements.

     In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” which establishes standards for the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires classification of financial instruments within its scope as a liability, including financial instruments issued in the form of shares that are mandatorily redeemable, because those financial instruments are deemed to be, in essence, obligations of the issuer. The Company adopted SFAS No. 150 during the quarter ended March 31, 2004 with no material impact on the Company’s financial statements.

Inflation

     The Company believes that inflation has not had a significant effect on its results of operations during the past three fiscal years.

Forward-Looking Statements

     This Form 10-K and the information incorporated by reference in it includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position and operating results, our business strategy, our financing plans and forecasted demographic and economic trends relating to our industry are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as “may”, “will”, “anticipate”, “estimate”, “expect” or “intend” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. We cannot promise you that our expectations in such forward-looking statements will turn out correct. Factors that impact such forward-looking statements include, but are not limited to, quarterly fluctuations in results; the management of growth; fluctuations in world oil prices or foreign currency; changes in political, economic, regulatory or environmental conditions; the loss of key customers, suppliers or members of senior management; uninsured losses; competition; credit risk associated with accounts receivable; and other risks detailed in this Form 10-K and in our other

27

Securities and Exchange Commission filings. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk.

     The Company does not currently utilize material derivative financial instruments which expose the Company to significant market risk. However, the Company’s cash flows, results of operations, and the fair value of its debt, may be adversely affected due to changes in interest rates with respect to its long-term debt. The table below presents principal cash flows and related weighted average interest rates of the Company’s long-term debt at June 30, 2004 by expected maturity dates. Weighted average variable rates are based on rates in effect at June 30, 2004. These rates should not be considered a predictor of actual future interest rates.

	Expected Maturity Date
	June-05	June-06	June-07	June-08	June-09	Thereafter	Total	Fair Value
Fixed Rate Other Debt	$139,000	$149,000	$160,000	$171,000	$183,000	$3,127,000	$3,929,000	$3,929,000
Average Interest Rate	6.93%	6.93%	6.94%	6.95%	6.95%	7.17%	7.12%
Variable Rate Tax Exempt Bonds	$0	$0	$0	$0	$0	$14,000,000	$14,000,000	$14,000,000
Average Interest Rate	n/a	n/a	n/a	n/a	n/a	n/a	0.972%

(1)	The interest rate on the variable rate tax exempt bonds is based upon a weekly remarketing of the bonds.

     In making its determination as to the balance of fixed and variable rate debt, the Company considers the interest rate environment (including interest rate trends), borrowing alternatives and relative pricing. The Company periodically monitors the balance of fixed and variable rate debt, and can make appropriate corrections either pursuant to the terms of debt agreements or through the use of swaps and other financial instruments.

Item 8. Financial Statements and Supplementary Data.

     See Part IV, Item 15, pages F1 through F23 immediately following.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

     None

Item 9A. Controls and Procedures.

      Evaluation of disclosure controls and procedures. Based on the evaluation of our disclosure controls and procedures (as defined in the Securities and Exchange Act of 1934 Rules 13a-15 (e) and 15d-15 (3) required by Securities Exchange Act Rules 13a-15 (b) or 15-d-15 (b)) the Company’s Chief Executive Officer and Chief Financial Officer have concluded that as of the end of the period covered by this report the Company’s disclosure controls and procedures were effective.

     Changes in internal controls. There were no changes in the Company’s internal controls over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 9B. Other Information.

     None

PART III

Item 10. Directors and Executive Officers of the Registrant.

     Reference is made to the information set forth under the caption “Election of Directors”, “Executive Officers, Compensation and Other Information” and “Section 16 Disclosure” of the Company’s Proxy Statement for the Annual Meeting of Stockholders scheduled to be held in November 2004 (the “2004 Proxy Statement”) for a description of the directors and executive officers of the Company, which information is incorporated herein by reference.

Item 11. Executive Compensation.

     Reference is made to the information set forth under the caption “Executive Compensation” and “Compensation of Directors” of the 2004 Proxy Statement, which information is incorporated herein by reference.

28

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters.

     Reference is made to the table, including the footnotes thereto, set forth under the caption “Principal Shareholders” of the 2004 Proxy Statement for certain information respecting ownership of stock of the Company by management and certain shareholders, which table and footnotes are incorporated herein by reference, and the table set forth under the caption entitled “Securities authorized for Issuance under Equity Compensation Plans” in Item 5 of Part II of this Form 10-K for certain information regarding Equity Compensation Plans, which table is herein incorporated by reference.

Item 13. Certain Relationships and Related Transactions.

     Reference is made to the information set forth under the caption “Certain Transactions” and “Compensation Committee Interlocks and Insider Participation” of the 2004 Proxy Statement for certain information with respect to relationships and related transactions, which information is incorporated herein by reference.

Item 14. Principal Accountant Fees and Services.

     Reference is made to the information set forth under the caption “Information Relating to the Corporation’s Independent Public Accountants” of the 2004 Proxy Statement for certain information with respect to principal accountant fees and services which information is incorporated herein by reference.

PART IV

Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K.

     All other items are not included in this Annual Report on Form 10-K either because they are not applicable or are included in the information as set forth in the Consolidated Financial Statements or in the Notes to Consolidated Financial Statements.

(a)(3) Exhibits and Reports on Form 8-K:

Exhibit
No.	Description
2.1	Stock Purchase Agreement Dated as of October 28, 2003. By and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc.(28)

2.2	Amendment to Stock Purchase Agreement by and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc. dated as of December 10, 2003.(31)

2.3	Amendment to Stock Purchase Agreement by and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc. dated as of January 14, 2004.(31)

2.4	Amendment to Stock Purchase Agreement by and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc. dated as of February 13, 2004. (32)

2.5	Settlement Statement dated as of April 12, 2004.(33)

2.6	Closing Escrow Agreement dated as of April 5, 2004 among Allied and Wachovia Bank National, as escrow agent. (33)

3.1	Certificate of Incorporation.(17)

3.2	Amended and Restated Bylaws of Mercury Air Group, Inc. adopted December 7, 2002.(25)

3.3	Certificate of Designations of Series A 8% Cumulative Convertible Preferred Stock.(27)

29

Exhibit
No.	Description
4.1	Loan Agreement between California Economic Development Financing Authority and Mercury Air Group, Inc. relating to $19,000,000 California Economic Development Financing Authority Variable Rate Demand Airport Facilities Revenue Bonds, Series 1998 (Mercury Air Group, Inc. Project) dated as of April 1, 1998.(2)

4.2	Securities Purchase Agreement dated September 10, 1999 by and among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(12)

4.3	Amendment No. 1 dated as of September 30, 2000 by and between J.H. Whitney Mezzanine, L.P. and Mercury Air Group, Inc. to the Securities Agreement.(16)

4.4	Waiver and Consent Agreement dated as of December 29, 2000 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(17)

4.5	Waiver and Consent Agreement dated as of July 2, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)

4.6	Waiver Agreement dated as of September 25, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)

4.7	Amendment No. 2 dated as of September 30, 2001 by and between J.H. Whitney Mezzanine Fund, L.P. and Mercury Air Group, Inc. to the Securities Purchase Agreement.(19)

4.8	Waiver Agreement dated as of November 26, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)

4.9	Waiver Agreement dated as of December 21, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)

4.10	Waiver Agreement dated as of June 26, 2002 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(24)

4.11	Amendment No. 3 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P. dated as of December 30, 2002.(26)

4.12	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated September 10, 1999.(26)

4.13	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Senior Subordinated Promissory Note dated September 10, 1999.(26)

4.14	Security Agreement by and between Mercury Air Group, Inc. and each of its subsidiaries hereto as Obligors and J.H. Whitney Mezzanine Fund, L.P. as the Lenders, dated as of December 30, 2002.(26)

4.15	Subordination Agreement among J.H. Whitney Mezzanine Fund, L.P. Foothill Capital Corporation, as Agent and Mercury Air Group, Inc. and certain of its subsidiaries signatory thereto, dated as of December 30, 2002.(26)

4.16	Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain subsidiaries signatory thereto, dated as of December 30, 2002.(26)

4.17	First Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 12, 2003.(30)

4.18	Second Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 31, 2003.(30)

4.19	Third Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated July 16, 2003.(30)

4.20	Fourth Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated August 1, 2003.(30)

4.21	Amendment No. 4 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and Allied Capital Corporation, as Assignee of J.H. Whitney Mezzanine Fund, L.P. dated as of October 28, 2003(28)

4.22	Assignment of Note dated as of October 28, 2003 between Allied Capital Corporation and J.H. Whitney Mezzanine Fund, L.P.(28)

4.23	Second Amended and Restated Allied Capital Corporation 12% Senior Subordinated Promissory Note dated September 10, 1999(28)

4.24	Second Amended and Restated Allied Capital Corporation Warrant dated October 28, 2003(28)

4.25	Securities Purchase Agreement dated as of October 28, 2003 by and among J.H. Whitney Mezzanine Fund, L.P. and J.H. Whitney Mezzanine Debt Fund, L.P., Allied Capital Corporation and Mercury Air Group, Inc.(28)

4.26	Second Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated October 28, 2003(28)

4.27	Fifth Amendment to Security and Loan Agreement and Forbearance Agreement dated as of December 5, 2003 by and among Wells Fargo Foothill, Mercury Air Group, Inc. and certain of its subsidiaries.(31)

4.31	Amendment letter to Forbearance Term and New Covenant Default dated as of February 16, 2004. (32)

10.1	Mercury Air Group, Inc.’s 1990 Long-Term Incentive Plan.(4)*

10.2	Mercury Air Group, Inc.’s 1990 Directors Stock Option Plan.(1)*

10.3	Memorandum Dated September 15, 1997 regarding Summary of Officer Life Insurance Policies with Benefits Payable to Officers or Their Designated Beneficiaries.(8)*

10.4	Non-Qualified Stock Option Agreement dated March 21, 1996, by and between Frederick H. Kopko and Mercury Air Group, Inc.(6)*

10.5	Mercury Air Group, Inc.’s 1998 Long-Term Incentive Plan.(10)*

10.6	Mercury Air Group, Inc.’s 1998 Directors Stock Option Plan.(10)*

10.7	Revolving Credit and Term Loan Agreement dated as of March 2, 1999 by and among Mercury Air Group, Inc., The Banks

30

Exhibit
No.	Description
listed on Schedule 1 thereto, and The Fleet National Bank f/k/a BankBoston, N.A., as Agent.(11)

10.8	First Amendment to Revolving Credit and Term Loan Agreement dated as of September 10, 1999.(14)

10.9	Second Amendment to Revolving Credit and Term Loan Agreement dated as of March 31, 2000.(14)

10.10	Third Amendment, Waiver and Consent to Revolving Credit and Term Loan Agreement dated as of August 11, 2000.(14)

10.11	The Company’s 401(k) Plan consisting of CNA Trust Corporation. Regional Prototype Defined Contribution Plan and Trust and Adoption Agreement.(14)*

10.12	Employment Agreement dated July 31, 2000 between the Company and Dr. Philip J. Fagan.(15)*

10.13	Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of November 14, 2000.(16)

10.14	Amendment No. 1 to Mercury Air Group, Inc. 1998 Long-Term Incentive Option Plan as of August 22, 2000.(16)*

10.15	Amendment No. 1 to Mercury Air Group, Inc. 1998 Directors Stock Option Plan as of August 22, 2000.(16)*

10.16	Limited Waiver letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 21, 2001.(18)

10.17	Fifth Amendment to Revolving Credit and Term loan Agreement dated as of September 21, 2001.(18)

10.18	Limited Consent letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 30, 2001.(19)

10.19	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of December 31, 2001.(21)

10.20	2002 Management Stock Purchase Plan.(22)

10.21	Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A. Czyzyk.(22)*

10.22	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Wayne J. Lovett(22)*

10.23	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and John Enticknap (22)*

10.24	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Mark Coleman(22)*

10.25	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Steven S. Antonoff (22)*

10.26	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Robert Schlax(22)*

10.27	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of June 27, 2002.(24)

10.28	Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc. dated December 15, 2001.(24)

10.29	Amendment to Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc.(24)

10.30	Promissory Note by CFK Partners, LLC in favor of Mercury Air Group, Inc.(24)

10.31	Limited Waiver and Consent to Revolving Credit and Term Loan Agreement dated as June 27, 2002.(24)

10.32	Amendment No. 1 to Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A. Czyzyk.*(24)

10.33	Lease dated December 31, 2001 by and between CFK Realty Partners, LLC. and Mercury Air Group, Inc.(30)

10.34	Settlement Agreement dated December 12, 2003 by and among (i) J O Hambro Capital Management Group Limited, (ii) J O Hambro Capital Management Limited, (iii) American Opportunity Trust PLC, (iv) The Trident North Atlantic Fund, and (v) Mercury Air Group, Inc.(29)

10.35	Settlement Agreement by and between: 1) David H. Murdock as trustee of the David H. Murdock Living Trust dated May 28, 1996, as amended, d/b/a Pacific Holding Company and using nominee PCS001 and 2) Mercury Air Group, Inc. dated July 16, 2004; (34)

10.36	Loan Agreement dated as of July 29, 2004 by and among Bank of America N.A, Mercury Air Group, Inc. and certain subsidiaries. (35)

21.1	Subsidiaries of Registrant.

23.1	Consent of PricewaterhouseCoopers LLP with respect to incorporation of their report on the audited financial statements included in this Annual Report on Form 10-K in the Company’s Registration Statement on Form S-8 (Registration Statement No. 33-69414).

31.1	Section 302 Certification of Chief Executive Officer

31.2	Section 302 Certification of Chief Financial Officer

32.1	Section 906 Certification of Chief Executive Officer

32.2	Section 906 Certification of Chief Financial Officer

99.1	Amended and Restated Partnership Agreement dated as of July 30, 2004 of CK Partners by and among Frederick H. Kopko, Jr. and Joseph A. Czyzyk.

*	Denotes managements’ contract or compensation plan or arrangement.

(1)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 10, 1993 Annual Meeting of Stockholders and is incorporated herein by reference.

(2)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and are incorporated herein by reference.

31

(3)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-39044 on Form S-2 and are incorporated herein by reference.

(4)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 2, 1992 Annual Meeting of Stockholders.

(5)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-65085 on Form S-1 and are incorporated herein by reference.

(6)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and are incorporated herein by reference.

(7)	All such documents were previously filed as Exhibits to the Company’s Report on Form 8-K filed September 13, 1996 and are incorporated herein by reference.

(8)	Such document was previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1997 and is incorporated herein by reference.

(9)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1998 and are incorporated herein by reference.

(10)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 3, 1998 Annual Meeting of Stockholders and is incorporated herein by reference.

(11)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and are incorporated herein by reference.

(12)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1999 and are incorporated herein by reference.

(13)	Such document was previously filed as an Exhibit to the Company’s current Report on Form 8-K on August 11, 2000 and is incorporated herein by reference.

(14)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2000 and is incorporated herein by reference.

(15)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and are incorporated herein by reference.

(16)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2000 and are incorporated herein by reference.

(17)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 and are incorporated herein by reference.

(18)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2001 and are incorporated herein by reference.

(19)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and are incorporated herein by reference.

(20)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the November 7, 2001 Annual Meeting of Stockholders and is incorporated herein by reference.

(21)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2001 and are incorporated herein by reference.

32

(22)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on June 5, 2002 and is incorporated herein by reference.

(23)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on July 11, 2002 and is incorporated herein by reference.

(24)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2002 and are incorporated herein by reference.

(25)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 7, 2002 and is incorporated herein by reference.

(26)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 30, 2002 and is incorporated herein by reference.

(27)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and are incorporated herein by reference.

(28)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on October 28, 2003 and is incorporated herein by reference.

(29)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 12, 2003 and is incorporated herein by reference.

(30)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 and are incorporated herein by reference.

(31)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 30, 2003 and are incorporated herein by reference.

(32)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 and are incorporated herein by reference.

(33)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K filed on April 22, 2004 and dated April 12, 2004 and is incorporated herein by reference.

(34)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on July 16, 2004 and is incorporated herein by reference.

(35)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on July 30, 2004 and is incorporated herein by reference.

     (b) Reports on Form 8-K:

     A Form 8-K was filed on April 22, 2004, dated April 12, 2004 reporting on Item 2. Acquisition or Disposition of Assets and Item 7. Financial Statements and Exhibits, as to the closing of the transaction with Allied Capital Corporation for the sale of the outstanding shares of stock of the Company’s wholly owned subsidiary Mercury Air Centers, Inc.

     A Form 8-K/A was filed on May 24, 2004 dated April 12, 2004 reporting on Item 2. Acquisition or Disposition of Assets and Item 7. Financial Statements and Exhibits, as to the closing of the transaction with Allied Capital Corporation for the sale of all of the outstanding shares of stock of the Company’s wholly owned subsidiary Mercury Air Centers, Inc. Proforma Financial Statements were included with this report.

     A Form 8-K was filed dated May 13, 2004 reporting on Item 7. Financial Statements and Exhibits and Item 12. Disclosure of Results of Operations and Financial Condition.

33

     A Form 8-K was filed dated July 16, 2004 reporting on Item 5. Other events and regulations FD disclosure and Item 7. Financial Statements and Exhibits, as to the settlement agreement entered into with David H. Murdock and related parties.

     A Form 8-K was filed dated July 23, 2004 reporting on Item 7. Financial Statements and Exhibits and Item 9. Regulations FD disclosure, as to the to the retirement of, and termination benefits paid to Philip J. Fagan.

     A Form 8-K was filed dated July 30, 2004 reporting on Item 7. Financial Statements and Exhibits and Item 9. Regulations FD disclosure, as to the loan agreement and revolving line of credit entered into with Bank of America, N.A.

34

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized in the City of Los Angeles, State of California, on September 28, 2004.

MERCURY AIR GROUP, INC.
By:	/s/ JOSEPH CZYZYK
Joseph Czyzyk
Acting Chairman of the Board

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed by the following persons in the capacities and on the dates indicated:

Signers:

/s/ JOSEPH CZYZYK	Dated: September 28, 2004

Joseph Czyzyk
Acting Chairman of the Board and Chief
Executive Officer

/s/ ROBERT SCHLAX	Dated: September 28, 2004

Robert Schlax
Chief Financial Officer

Additional Directors:

/s/ GARY J. FERACOTA	Dated: September 28, 2004

Gary J. Feracota
Director

/s/ FREDERICK H. KOPKO, JR.	Dated: September 28, 2004

Frederick H. Kopko, Jr.
Director

/s/ SERGEI KOUZMINE	Dated: September 28, 2004

Sergei Kouzmine
Director

/s/ MICHAEL J. JANOWIAK	Dated: September 28, 2004

Michael J. Janowiak
Director

/s/ ANGELO PUSATERI	Dated: September 28, 2004

Angelo Pusateri
Director

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of Mercury Air Group, Inc.

     In our opinion, the accompanying consolidated financial statements listed in the index appearing under Item 15(a)(1) present fairly, in all material respects, the financial position of Mercury Air Group, Inc. and its subsidiaries (the “Company”) at June 30, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 2004 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 4 to the consolidated financial statements, effective July 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.” Accordingly, the Company ceased amortizing goodwill as of July 1, 2002.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
September 21, 2004

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30,	June 30,
	2004	2003
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,690,000	$2,802,000
Restricted cash	15,414,000
Trade accounts receivable, net of allowance for doubtful accounts of $1,492,000 and $1,767,000 at June 30, 2004 and 2003, respectively	50,974,000	46,753,000
Inventories	1,165,000	4,422,000
Prepaid expenses and other current assets, net of allowance for doubtful notes of $239,000 at June 30, 2003	5,696,000	5,241,000
Deferred income taxes	1,451,000	901,000

TOTAL CURRENT ASSETS	79,390,000	60,119,000
PROPERTY, EQUIPMENT AND LEASEHOLDS, net of accumulated depreciation and amortization of $24,836,000 and $61,061,000 at June 30, 2004 and 2003, respectively	10,349,000	58,844,000
NOTES RECEIVABLE, net of allowance for doubtful notes of $1,025,000 and $509,000 at June 30, 2004 and 2003, respectively	521,000	1,815,000
DEFERRED INCOME TAXES	611,000	2,284,000
GOODWILL	4,389,000	4,389,000
OTHER INTANGIBLE ASSETS, NET	700,000	1,033,000
RESTRICTED CASH	8,989,000
OTHER ASSETS, NET	1,008,000	4,471,000

TOTAL ASSETS	$105,957,000	$132,955,000

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$33,552,000	$34,677,000
Accrued expenses and other current liabilities	11,825,000	9,244,000
Current portion of long-term debt	139,000	4,194,000

TOTAL CURRENT LIABILITIES	45,516,000	48,115,000
LONG-TERM DEBT	17,790,000	25,501,000
SENIOR SUBORDINATED NOTE		23,445,000
DEFERRED GAIN	8,130,000
OTHER LONG TERM LIABILITY	669,000	918,000
DEFERRED RENT	1,257,000	1,885,000
MINORITY INTEREST	182,000	180,000

TOTAL LIABILITIES	73,544,000	100,044,000

COMMITMENTS AND CONTINGENCIES (NOTE 17)
MANDATORILY REDEEMABLE PREFERRED STOCK, Series A — $0.01 par value; 1,000,000 shares authorized; 462,627 shares outstanding at June 30, 2004 and 2003	518,000	481,000
STOCKHOLDERS’ EQUITY:
Preferred Stock — $.01 par value; 2,000,000 shares authorized; no shares outstanding
Common Stock — $.01 par value; 18,000,000 shares authorized; 2,954,819 shares outstanding at June 30, 2004; 3,293,568 shares outstanding at June 30, 2003	30,000	33,000
Additional paid-in capital	20,737,000	22,496,000
Retained earnings	14,596,000	14,018,000
Accumulated other comprehensive income (loss)	(46,000)	(86,000)
Treasury stock, 22,000 shares at June 30, 2004	(120,000)
Notes receivable from officers	(3,302,000)	(4,031,000)

TOTAL STOCKHOLDERS’ EQUITY	31,895,000	32,430,000

TOTAL LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY	$105,957,000	$132,955,000

See accompanying notes to consolidated financial statements.

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended June 30,
	2004	2003	2002
Sales and revenues:
Sales	$322,631,000	$280,136,000	$232,573,000
Service revenues	62,830,000	57,112,000	56,352,000

Total sales and revenues	385,461,000	337,248,000	288,925,000

Costs and expenses:
Costs of sales	311,728,000	269,238,000	221,668,000
Operating expenses	60,707,000	54,901,000	52,989,000

Total costs and expenses	372,435,000	324,139,000	274,657,000

Gross margin (excluding depreciation and amortization)	13,026,000	13,109,000	14,268,000

Expenses (income):
Selling, general and administrative	12,885,000	10,818,000	11,771,000
Provision for bad debts	506,000	1,192,000	1,170,000
Depreciation and amortization	2,828,000	2,782,000	3,478,000
Interest expense	972,000	997,000	1,097,000
Settlement costs	2,414,000
Interest income	(318,000)	(99,000)	(68,000)
Loss on sale of property			70,000
Expenses of discontinued stock offering			985,000
Write-off of deferred financing costs		1,773,000
Write-down of investments		196,000

Total expenses (income)	19,287,000	17,659,000	18,503,000

Loss from continuing operations before income tax benefit	(6,261,000)	(4,550,000)	(4,235,000)
Income tax benefit	(1,178,000)	(1,567,000)	(1,815,000)

Loss from continuing operations, net of taxes	(5,083,000)	(2,983,000)	(2,420,000)
Discontinued operations:
Income (loss) from discontinued operations, net of income tax provision (benefit) of $(1,157,000), $97,000 and $4,636,000 in 2004, 2003 and 2002, respectively	(1,803,000)	185,000	6,937,000
Gain on sale of discontinued operations, net of income tax provision of $4,816,000	7,501,000

Net income (loss)	615,000	(2,798,000)	4,517,000
Accrued preferred stock dividends	(37,000)	(19,000)

Net income (loss) applicable to common stockholders	$578,000	$(2,817,000)	$4,517,000

Income (loss) per common share:
Basic:
From continuing operations, net of taxes	$(1.67)	$(0.92)	$(0.74)
From discontinued operations, net of taxes	(0.59)	0.06	2.12
From sale of discontinued operations, net of taxes	2.45

Net income (loss) per share	$0.19	$(0.86)	$(1.38)

Diluted:
From continuing operations, net of taxes	$(1.67)	$(0.92)	$(0.72)
From discontinued operations, net of taxes	(0.59)	0.06	2.07
From sale of discontinued operations, net of taxes	2.45

Net income (loss) per share	$0.19	$(0.86)	$1.35

See accompanying notes to consolidated financial statements.

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended June 30,
	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$615,000	$(2,798,000)	$4,517,000
Add: Loss from discontinued operations (RPA)			170,000

Income (loss) from continuing operations	615,000	(2,798,000)	4,687,000
Adjustments to derive cash flows from operating activities:
(Gain) loss on sale of facilities and properties	(12,285,000)	24,000	(8,929,000)
Bad debt expense	652,000	1,648,000	1,358,000
Depreciation and amortization	7,306,000	7,963,000	9,258,000
Deferred income taxes	1,223,000	(2,052,000)	(1,757,000)
Deferred rent	(877,000)	(58,000)	589,000
Compensation expense related to remeasurement of stock options		318,000	87,000
Expense related to discount of executive stock purchase			792,000
Executive loan amortization	549,000	404,000	34,000
Amortization of senior subordinated note discount	132,000	266,000	192,000
Write off of deferred financing costs		1,773,000
Write down of investments		196,000
Amortization of deferred financing costs	384,000	558,000
Executive compensation used to purchase preferred stock		204,000
Executive compensation used to exercise stock options		174,000
Changes in operating assets and liabilities:
Trade accounts receivable	(13,335,000)	(831,000)	4,602,000
Inventories	433,000	(1,437,000)	1,084,000
Prepaid expenses and other current assets	(1,305,000)	(2,198,000)	(160,000)
Accounts payable	3,569,000	(773,000)	3,685,000
Accrued expenses and other current liabilities	6,900,000	1,426,000	(1,593,000)

Net cash provided by (used in) operating activities	(6,039,000)	4,807,000	13,929,000

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease (increase) in restricted cash	(24,403,000)	3,780,000	(3,780,000)
Increase in other assets	(280,000)	(1,080,000)	(437,000)
Decrease (increase) in notes receivable	1,413,000	343,000	(78,000)
Proceeds from sale of facilities and properties	73,753,000	82,000	17,068,000
Additions to property, equipment and leaseholds	(5,020,000)	(4,065,000)	(4,500,000)

Net cash provided by (used in) investing activities	45,463,000	(940,000)	8,273,000

CASH FLOWS FROM FINANCING ACTIVITIES:
Net additions to (reduction of) debt instruments	1,489,000	(6,833,000)	(19,828,000)
Early retirement of debt	(37,255,000)	(13,285,000)
Proceeds from refinancing		16,923,000
Repurchase of stock for executive plan			(3,934,000)
Increase in deferred financing costs		(3,550,000)
Repurchase of common stock	(1,824,000)	(370,000)	(311,000)
Proceeds from issuance of preferred stock		259,000
Proceeds from exercise of stock options	14,000	72,000
Proceeds from issuance of common stock			40,000

Net cash used in financing activities	(37,576,000)	(6,784,000)	(24,033,000)

Effect of exchange rate changes on cash	40,000	154,000	(88,000)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS	1,888,000	(2,763,000)	(1,919,000)
Net cash provided by discontinued operations (RPA)			3,598,000
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,802,000	5,565,000	3,886,000

CASH AND CASH EQUIVALENTS, END OF YEAR	4,690,000	$2,802,000	$5,565,000

CASH PAID DURING THE YEAR FOR:
Interest	$5,038,000	$5,383,000	$5,786,000
Income taxes	$997,000	$5,176,000	$470,000
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Adjustment of warrants on subordinated note			$43,000
Note receivable due to sale of property			$570,000

See accompanying notes to consolidated financial statements.

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common Stock
			Additional
	Number of		Paid-in	Retained
	Shares	Amount	Capital	Earnings
Balances, June 30, 2001	3,288,340	$33,000	$21,475,000	$12,472,000
Comprehensive income (loss):
Net income				4,517,000
Foreign currency translation adjustment

Comprehensive income

Common stock issued on exercise of options	12,110		40,000
Note receivable from sale of stock
Value of remeasured stock options			110,000
Repurchase of common stock	(29,600)		(194,000)	(117,000)
Executive compensation related to 2002 Management Stock Purchase Plan			792,000
Amortization of note from executive stock plan
Revaluation of warrants issued in connection with Senior Subordinated Note			43,000

Balances, June 30, 2002	3,270,850	$33,000	$22,266,000	$16,872,000
Comprehensive income (loss):
Net loss				(2,798,000)
Foreign currency translation adjustment

Comprehensive loss

Common stock issued on exercise of options	73,568	1,000	245,000
Remeasurement of stock options			318,000
Amortization of note from executive stock plan
Repurchase of common stock	(50,850)	(1,000)	(333,000)	(37,000)
Accrual of preferred stock dividends				(19,000)

Balances, June 30, 2003	3,293,568	$33,000	$22,496,000	$14,018,000
Comprehensive income (loss):
Net income				615,000
Foreign currency translation adjustment

Comprehensive income

Common stock issued on exercise of options	4,851		13,000
Tax benefit on options exercised			26,000
Write off of officer notes receivable			(15,000)
Amortization of note from executive stock plan
Repurchase of common stock	(343,600)	(3,000)	(1,783,000)
Accrual of preferred stock dividends				(37,000)

Balances, June 30, 2004	2,954,819	$30,000	$20,737,000	$14,596,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Accumulated
	Notes		Other
	Receivable	Treasury	Comprehensive
	From Officers	Stock	Income (Loss)	Total
Balances, June 30, 2001	$(533,000)		$(228,000)	$33,219,000
Comprehensive income (loss):
Net income				4,517,000
Foreign currency translation adjustment			(88,000)	(88,000)

Comprehensive income				4,429,000

Common stock issued on exercise of options				40,000
Note receivable from sale of stock	(3,934,000)			(3,934,000)
Value of remeasured stock options				110,000
Repurchase of common stock				(311,000)
Executive compensation related to 2002 Management Stock Purchase Plan				792,000
Amortization of note from executive stock plan	32,000			32,000
Revaluation of warrants issued in connection with Senior Subordinated Note				43,000

Balances, June 30, 2002	$(4,435,000)		$(316,000)	$34,420,000
Comprehensive income (loss):
Net loss				(2,798,000)
Foreign currency translation adjustment			230,000	230,000

Comprehensive loss				(2,568,000)

Common stock issued on exercise of options				246,000
Remeasurement of stock options				318,000
Amortization of note from executive stock plan	404,000			404,000
Repurchase of common stock				(371,000)
Accrual of preferred stock dividends				(19,000)

Balances, June 30, 2003	$(4,031,000)		$(86,000)	$32,430,000
Comprehensive income (loss):
Net income				615,000
Foreign currency translation adjustment			40,000	40,000

Comprehensive income				655,000

Common stock issued on exercise of options				13,000
Tax benefit on options exercised				26,000
Write off of officer notes receivable	340,000	(120,000)		205,000
Amortization of note from executive stock plan	389,000			389,000
Repurchase of common stock				(1,786,000)
Accrual of preferred stock dividends				(37,000)

Balances, June 30, 2004	$(3,302,000)	$(120,000)	$(46,000)	$31,895,000

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Nature of Business and Summary of Significant Accounting Policies:

Business

     Mercury Air Group, Inc. (the “Company”), a Delaware Corporation, was organized in 1956 and provides a broad range of services to the aviation industry through three principal operating units which are all wholly owned subsidiaries of the Company: MercFuel, Inc. (“MercFuel”), Mercury Air Cargo, Inc. (“Air Cargo”), and Maytag Aircraft Corporation (“Maytag”). MercFuel’s operations consist of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, fractional jet ownership companies, corporate aviation fleets and air cargo companies. Air Cargo’s operations consist of cargo handling, the sale of cargo capacity on other airlines, and general cargo sales agent services. Maytag is a provider of governmental contract services performing aircraft refueling and fuel storage operations, base operations support (“BOS”) services, air terminal and ground handling services and weather observation and forecasting services primarily for agencies of the government of the United States of America.

     Through April 12, 2004, the Company operated a fourth operating unit, Mercury Air Centers, Inc. (“Air Centers”). Air Centers’ operations consisted of aviation fuel sales, aircraft refueling operations (“into-plane”), aircraft ground support services, aircraft hangar services, aircraft parking (“aircraft tie-down services”) and aircraft maintenance at certain Air Center locations, known as Fixed Based Operations (“FBO’s”). On April 12, 2004 (the “FBO Sale Closing Date”), following stockholder approval, the Company sold all of Air Centers outstanding common stock to Allied Capital Corporation (“Allied”). The assets sold through the sale of the stock of Air Centers consist of all of the assets of the Company’s FBO business excluding the Company’s FBO at the Long Beach Airport, which the Company has retained and continues to operate. For more detailed information on this transaction (the “FBO Sale”), please refer to Note 2 – Discontinued Operations.

Summary of Significant Accounting Policies
Principles of Consolidation

     The consolidated financial statements include the accounts of Mercury Air Group, Inc. and its wholly owned and majority owned subsidiaries. All material intercompany transactions and balances have been eliminated.

Cash and Cash Equivalents

     Cash equivalents consist of short-term, highly liquid investments that are readily convertible into cash and were purchased with maturities of three months or less.

Inventories

     Inventories primarily consist of aviation fuel and are stated at the lower of moving-average cost or market.

Property, Equipment and Leaseholds

     Property, equipment and leaseholds are recorded at cost. Depreciation and amortization is computed using the straight-line method over the estimated useful life of the related asset or over the lesser of the lease term and useful life for leasehold improvements. Expenditures incurred to maintain and repair property, equipment and leaseholds are expensed as incurred. Expenditures which extend the estimated useful life or improve productivity are charged to their respective property accounts.

Goodwill and Other Intangible Assets

     Acquisition cost in excess of the fair value of net assets acquired under the purchase method is classified as goodwill. Effective July 1, 2002 the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets.” In accordance with SFAS No. 142, goodwill and intangible assets with indefinite lives are no longer amortized, but written down, as needed, based upon an impairment analysis that must occur at least annually or sooner if an event occurs or circumstances change that would more likely than not result in an impairment loss. All other intangible assets are amortized over their estimated useful lives.

Impairment of Long-Lived Assets

     The Company reviews for impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flows from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair values are reduced for the cost of disposal. The cash flows used in such analyses are typically derived from the expected cash flows associated with the asset under review, which is determined from management estimates and judgments of expected future results. Should the actual cash flows vary from the estimated amount, a write-down of the asset may be warranted in a future period.

Stock Option Plans

     The Company has four stock option plans, which are more fully described in Note 12. As permitted under SFAS No. 123, “Accounting for Stock- Based Compensation” (“SFAS No. 123”), and as amended by SFAS No. 148, “Accounting for Stock-Based Compensation– Transition and Disclosure” (“SFAS No. 148”) the Company measures compensation expense related to employee stock options granted utilizing the intrinsic value method as prescribed by Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. The following table illustrates the pro forma effect on net income (loss) if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation.

	Year Ended June 30,
	2004	2003	2002
Net income (loss), as reported	$615,000	$(2,798,000)	$4,517,000
Add stock-based employee compensation expense included in net income (loss), net of tax	237,000	473,000	561,000
Less total stock-based employee compensation expense determined under the fair value based method for all awards, net of tax	(85,000)	(354,000)	(1,193,000)

Pro forma net income (loss)	$767,000	$(2,679,000)	$3,885,000

Basic net income (loss) per share – as reported	$0.19	$(0.86)	$1.38
Basic net income (loss) per share — pro forma	0.24	(0.82)	1.18
Diluted net income (loss) per share — as reported	0.19	(0.86)	1.35
Diluted net income (loss) per share — pro forma	0.24	(0.82)	1.16

     The weighted average per share fair value of options granted in 2004, 2003 and 2002 is estimated as $2.65, $2.55 and $4.53, respectively, on the date of grant using the Black-Scholes option pricing model using the following weighted average assumptions.

	2004	2003	2002
Expected life	5 years	5 years	5 years
Expected volatility	42%	43%	45%
Risk free interest rate	3.93%	0.97%	1.90%
Dividend yield	0%	0%	0%

     The effect of applying SFAS No. 123 may not be representative of the pro forma effect in future years since additional options may be granted during those future years and the assumptions may change.

Operating Leases

     The Company leases substantially all of its facilities under long-term operating leases. The majority of lease terms range from 2 to 20 years, and typically the leases contain renewable options.

Deferred Rent

     Deferred rent represents the cumulative effect of reduced rental payments during the initial years for one of the Company’s facility leases. The total rental cost is being recognized on a straight-line basis over the life of the lease.

Environmental Related Liabilities

     Liabilities related to environmental conditions that will result in future expenditures are recorded when it is determined that such liabilities are probable and the amount of the expenditures can be reasonably estimated. The Company considers that an environmental liability has been incurred when an environmental assessment or investigation has identified a condition that will require remedial action for which the Company is responsible. The timing of the recognition of the remediation costs is dependent upon the completion of the assessment or evaluation and the commitment to an appropriate remedial action plan. Liabilities associated with environmental remediation activities are not discounted nor reduced by possible recoveries from third parties.

     Environmental related expenditures resulting from the Company’s operations are expensed when determined. Environmental related expenditures resulting from operations prior to the time that the Company owned and/or operated the site or that are deemed to create future benefits to the Company are capitalized.

Foreign Currency Translation

     Assets and liabilities of the Company’s foreign subsidiaries are translated into U.S. dollars at the exchange rate prevailing at the balance sheet date and, where appropriate, at historical rates of exchange. Income and expense accounts are translated at the average exchange rate in effect during the year. The aggregate effect of translating the financial statements of the foreign subsidiaries is included in “Accumulated other comprehensive income (loss)” in the statement of stockholders’ equity. Foreign exchange transaction gains (losses) were not significant during the years presented.

Revenue Recognition

     Revenues are recognized upon delivery of product or the completion of service. For fuel delivered on an into-plane basis, revenue is recognized on the date the fuel is delivered into the aircraft. Aircraft maintenance contracts are recognized as the labor and maintenance is completed. Cargo handling and storage revenue is recognized in the period the cargo is shipped out of the Company’s cargo warehouses. Space logistics and general cargo sales agent services are recognized as revenue in the period that the related flights occur or the commissions are earned. Revenue associated with fixed rate fees of long-term service contracts is recognized on a straight-line basis over the term of the contract. The Company reviews its fixed priced contracts on an annual basis to determine whether it expects to incur losses over the remaining term of the contract. If the Company expects to incur losses on a fixed price contract, the loss is recognized in the period in which the determination is made. Revenue associated with the variable rate fees of long-term contracts is recognized in the period in which services are performed and completed. The Company’s contracts with the government of the United States of America are subject to profit renegotiation. To date, the Company has not been required to adjust profits arising from contracts with governmental agencies of the United States of America.

     In certain cases, the Company sells aviation fuel to customers on a prepaid basis. Revenue associated with these sales is recognized upon delivery of the aviation fuel to the customer. Amounts received in excess of the amounts recognized as revenue are reported as a current liability to the customer and are reflected on the Company’s balance sheet as “Accrued expenses and other current liabilities.”

Shipping and Handling

     Revenue reported by the Company includes all amounts billed to a customer including applicable shipping and handling costs. In-bound freight and handling costs, or costs incurred to transport product from the Company’s supplier to the Company’s distribution point, are included as a component of product cost and, if the product is held as inventory, included as a component of inventory and expensed as cost of sales when delivered to the customer. Outbound freight and handling costs, or costs incurred to transport product from the Company’s distribution point to the customer, is included as cost of sales in the period in which the product is delivered to the customer.

Income Taxes

     Deferred income taxes are determined using the liability method. A deferred tax asset or liability is determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates that will be in effect when these differences reverse. Deferred tax expense is the result of changes in the deferred tax asset or liability. If necessary, valuation allowances are established to reduce deferred tax assets to their expected realizable values.

Fair Value of Financial Instruments

     The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivables and payables, and debt instruments. The book values of all financial instruments, other than debt instruments, are representative of their fair values due to their short-term maturity.

Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements

     On April 30, 2003, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 149, “Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities.” This standard amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The provisions of this statement are generally effective for contracts entered into or modified after June 30, 2003. The Company adopted SFAS No.149 on July 1, 2003 with no material impact on the Company’s financial statements.

     In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”), which was subsequently revised in December 2003. This interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” addresses consolidation by business enterprises of variable interest entities. Under current practice, two enterprises generally have been included in consolidated financial statements because one enterprise controls the other through voting interests. FIN 46 defines the concept of “variable interests” and requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after December 15, 2003, to variable interest entities considered to be a special purpose entity (“SPE”) in which an enterprise holds a variable interest that it acquired before February 1, 2003. For non-SPE variable interest entities acquired before February 1, 2003, the interpretation must be adopted no later than the first interim or annual period ending after March 15, 2004. The interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. The Company adopted FIN 46 during the quarter ended March 31, 2004 with no material impact on the Company’s financial statements.

     In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” which establishes standards for the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires classification of financial instruments within its scope as a liability, including financial instruments issued in the form of shares that are mandatorily redeemable, because those financial instruments are deemed to be, in essence, obligations of the issuer. The Company adopted SFAS No. 150 during the quarter ended March 31, 2004 with no material impact on the Company’s financial statements.

Reclassifications

     Certain reclassifications were made to the prior years’ financial statements to conform to the June 30, 2004 presentation.

Risks and Uncertainties

     Accounts receivable is comprised primarily of trade receivables from customers and is net of an allowance for doubtful accounts. The Company’s credit risk is based in part on the following: 1) substantially all receivables are related to the aviation industry, 2) there is a concentration of credit risk as there are several customers who at any time have significant balances owed to the Company, and 3) significant balances are owed by certain customers that are not adequately capitalized. In addition, significantly higher fuel prices for extended periods of time may have a negative impact on the aviation industry as it substantially increases airlines’ operating expenses. Smaller airlines with lower levels of capital may be more seriously impacted. The Company assesses its credit portfolio on an ongoing basis and establishes allowances which it believes are adequate to absorb potential credit problems that can be reasonably anticipated.

     The Company purchases aviation fuel from a limited number of suppliers. If the Company’s relationship with any of these key suppliers terminates, the Company may not be able to obtain a sufficient quantity of aviation fuel on favorable terms or may experience difficulty in obtaining aviation fuel from alternative suppliers. Furthermore, difficulties faced by these suppliers or aviation fuel shortages or the inability to obtain aviation fuel from alternate sources at acceptable prices and terms could impair the Company’s ability to sell aviation fuel to its customers at competitive prices and terms.

Seasonality

     The Company’s commercial aviation fuel sales are seasonal in nature, being relatively stronger during the months of April through December than during the winter months due in part to weather conditions, and stronger during the summer months due in part to additional commercial and charter flights. Air Cargo’s business is lower during the months of January and February and increases from March through June and September through December. The cargo business is affected by the fluctuations in international trade. Operations at military facilities are not seasonal but may vary with the needs of the military.

Note 2 — Discontinued Operations:

     On April 12, 2004, after receiving approval from the Company’s stockholders at the Annual Stockholders’ meeting, the Company sold all of the outstanding common stock of Air Centers, which represented 100% of the then outstanding common stock in Air Centers, to Allied with the Company receiving total consideration for the sale in cash at closing of $76,349 thousand. The assets sold through the sale of the stock of Air Centers consist of all of the assets of the Company’s FBO business excluding the Company’s FBO at the Long Beach Airport which the Company will retain and continue to operate. In December 2002, when the terms and conditions of the $24 million Senior Subordinated 12% Note (the “Note”) were amended, the terms of the amended Note contained punitive provisions if the Company did not prepay the entire amount outstanding on the Note by December 31, 2003. Since that time, the Company assessed several options to raise the capital required to prepay the Note to avoid being subject to those punitive provisions. The Company proposed and the board of directors approved the FBO Sale based on several factors including, but not limited to: 1) the terms of the Note, as amended in December 2002 contained punitive provisions if the Company did not prepay the entire amount due on the Note by December 31, 2003; 2) the Company was unable to raise capital in the financial market to prepay the Note; and 3) the Company was not able to sell other assets to adequately prepay the Note to avoid or eliminate those punitive provisions.

     The final amount of the total consideration to be received by the Company from the FBO Sale is dependent upon, among other things, the determination of the amount of Air Centers’ net working capital at the time of closing and the distribution of funds from the escrow account established at closing for the Hartsfield FBO (the “Hartsfield Escrow”). In accordance with the terms of the Stock Purchase Agreement entered into by the Company and Allied on October 28, 2003, as amended from time to time, the Company and Allied agreed to the extent Air Centers’ actual net working capital at closing exceeded $3,586 thousand, Allied is obligated to pay the Company the excess amount or to the extent Air Centers’ net working capital is less than $3,586 thousand, the Company is obligated to pay Allied the deficiency. The parties also agreed to deposit $8,270 thousand at closing to establish the Hartsfield Escrow to be distributed to the parties over a period not to exceed five (5) years from the FBO Sale Closing Date dependent upon the award of a new lease at the Hartsfield International Airport in Atlanta for a new FBO. If Air Centers’ is awarded the new lease, dependent upon the effective date and the terms and conditions of the new lease, the Company may be entitled to all, some or none of the amount deposited into the Hartsfield Escrow at closing.

     The proceeds from the FBO Sale were used to: 1) prepay the outstanding principal on the Facility (See Note 9- Long Term Debt) due Wells Fargo Foothill Company (“Foothill”) comprised of both a term loan and a revolving credit facility, in the amount of $13,255 thousand; 2) pay accrued interest and fees associated with the Facility of $203 thousand; 3) establish a cash collateral with Foothill in the amount of $16,031 thousand in support of issued and outstanding letters of credit issued under the terms of the Facility; 4) prepay the outstanding principal, including the amount of accrued interest payable-in-kind (“PIK”), on the Note of $24,120 thousand to Allied; 5) pay accrued interest and fees associated with the Note of $141 thousand; 6) prepay the outstanding principal, including the amount of accumulated PIK interest, on the Hambro Notes (See Note 16- Settlement Costs) in the amount of $3,695 thousand; 7) pay accrued interest on the Hambro Notes in the amount of $15 thousand; 8) establish the Hartsfield Escrow in the amount of $8,270 thousand; and 9) pay for transaction related fees and expenses of $1,324 thousand. After satisfying the obligations noted above, the Company received $9,295 thousand.

     The Company reported a net gain on the FBO Sale of $7,501 thousand in fiscal 2004.

     On July 3, 2001, the Company completed the sale of its subsidiary, RPA Airline Automation Services, Inc. (“RPA”), which provided airline revenue accounting and management information software consisting of proprietary software programs which are marketed to foreign and domestic airlines.

     The following are the results of operations of discontinued business:

	Year Ended June 30,
	2004	2003	2002
Total sales and revenue	$72,775,000	$96,249,000	$94,417,000
Gross margin	7,375,000	12,854,000	13,545,000
Income (loss) before income taxes	$(2,960,000)	$282,000	$11,573,000
Income tax provision (benefit)	$(1,157,000)	$97,000	$4,636,000

Net income (loss)	$(1,803,000)	$185,000	$6,937,000

Note 3 — Property, Equipment and Leaseholds:

     Property, equipment and leaseholds consist of the following components:

	June 30,
	2004	2003
Land, buildings and leasehold improvements	$17,842,000	$88,706,000
Equipment, furniture and fixtures	17,343,000	30,201,000
Construction in progress		998,000

	35,185,000	119,905,000
Less accumulated depreciation and amortization	(24,836,000)	(61,061,000)

	$10,349,000	$58,844,000

     Property, equipment and leaseholds are depreciated or amortized primarily on a straight-line basis over the lesser of their estimated useful lives or the lease term. Useful lives for buildings and leasehold improvements range from the lease term to 30 years and from 3 to 10 years for equipment, furniture and fixtures. Depreciation and amortization expense for the continuing property, equipment and leasehold improvements was $2,828 thousand, $2,782 thousand and $3,478 thousand in fiscal 2004, 2003 and 2002, respectively.

Note 4 — Goodwill and Other Intangible Assets:

     The following table presents the transitional disclosures for the years ended June 30, 2004, 2003 and 2002 to reflect the adoption of SFAS No. 142 as of July 1, 2002. Such disclosures add back goodwill amortization to the 2002 results to be comparable with the 2004 and 2003 results, which do not include goodwill amortization.

	Year Ended June 30,
	2004	2003	2002
Net income (loss), as reported	$615,000	$(2,798,000)	$4,517,000
Goodwill amortization net of tax			248,000

Net income (loss), as adjusted	$615,000	$(2,798,000)	$4,765,000

Diluted net income (loss) per share, as reported	$0.19	$(0.86)	$1.35
Diluted net income (loss) per share, as adjusted	$0.19	$(0.86)	$1.42

     The Company had $700 thousand and $1,033 thousand of net intangible assets at June 30, 2004 and 2003, respectively. Accumulated amortization for intangible assets was $300 thousand and $967 thousand at June 30, 2004 and 2003, respectively. Intangible assets at June

30, 2004 consist of value allocated to the purchase of aviation fuel sales contracts and are being amortized over five years. Amortization expense for intangible assets was $200 thousand and $100 thousand for the years ended June 30, 2004 and 2003, respectively. Estimated amortization expense in each of the next five years is as follows: $200 thousand in 2005; $200 thousand in 2006; $200 thousand in 2007; $100 thousand in 2008; and $0 in 2009.

Note 5 — Restricted Cash

     Restricted cash consists of cash held for specific purposes and not available for general use by the Company. Restricted cash as of June 30, 2004 is comprised of: 1) $16,133 thousand on deposit as collateral for outstanding letters of credit (“LOC Reserve”); and 2) $8,270 thousand for the Hartsfield Escrow.

     On July 29, 2004, the effective date of the senior secured credit facility with Bank of America, N.A. (“Bank of America”), $15,414 thousand of the LOC Reserve became unrestricted as the outstanding letters of credit issued on behalf of the Company by Bank of America were secured by the collateral base of the Bank of America Credit Facility.

     The Hartsfield Escrow is an escrow account established in accordance with the terms of the FBO Sale agreement and will be distributed in part or in whole, under certain conditions, over a period not to exceed five years from the FBO Sale Closing Date dependent upon the award of a new lease at the Hartsfield International Airport in Atlanta for a new FBO. If Air Centers is awarded the new lease, dependent upon the effective date and the terms and conditions of the new lease, the Company may be entitled to all, some or none of the Hartsfield Escrow.

Note 6 — Other Assets:

     Other assets consist of the following components:

	June 30,
	2004	2003
Deferred loan fees, net	$247,000	$3,339,000
Capitalized acquisition costs		321,000
Internally developed software	453,000	603,000
Other	308,000	208,000

	$1,008,000	$4,471,000

     Deferred loan fees represent costs incurred in connection with outstanding debt and are being amortized over the term of the debt. During fiscal 2004, the Company wrote off $2,549 thousand in deferred loan fees related to debt retired with the proceeds from the FBO sale.

Note 7 — Accrued Expenses and Other Current Liabilities:

     Accrued expenses and other current liabilities consist of the following components:

	June 30,
	2004	2003
Salaries, wages, and benefits	$3,819,000	$3,610,000
Sales and fuel taxes	1,988,000	2,086,000
Severance payment	1,890,000
Legal accrual	1,519,000	80,000
Insurance premiums	789,000	361,000
Note premium		1,724,000
Other	1,820,000	1,383,000

	$11,825,000	$9,244,000

Note 8 — Income Taxes:

     The income tax provision (benefit) consists of the following components:

	Year Ended June 30,
	2004	2003	2002
Current income tax provision (benefit) from continuing operations
Federal	$(1,087,000)	$157,000	$725,000
State and other	234,000	328,000	163,000

Total current income tax provision (benefit)	(853,000)	485,000	888,000

Deferred income tax provision (benefit)
Federal	(260,000)	(1,594,000)	(2,180,000)
State and other	(65,000)	(458,000)	(523,000)

Total deferred income tax benefit	$(325,000)	$(2,052,000)	$(2,703,000)

Total income tax benefit from continuing operations	(1,178,000)	(1,567,000)	(1,815,000)

Income tax provision on discontinued operations	3,659,000	97,000	4,636,000

Total income tax provision (benefit)	$2,481,000	$(1,470,000)	$2,821,000

The following is a reconciliation of the federal statutory rate to the Company’s effective tax rate on pretax income (loss):

	Year Ended June 30,
	2004	2003	2002
Continuing operations:
Federal income tax (benefit) at statutory rate	$(2,129,000)	$(1,547,000)	$(1,440,000)
State income tax provision (benefit), net of federal benefit	148,000	(123,000)	(118,000)
Nondeductible settlement costs	821,000
Other, net	(18,000)	103,000	(257,000)

Income tax benefit from continuing operations	(1,178,000)	(1,567,000)	(1,815,000)

Discontinued Operations:
Federal income tax at statutory rate	$3,181,000	$95,000	$4,011,000
State income tax, net of federal benefit	484,000	2,000	459,000
Other, net	(6,000)		166,000

Income tax provision on discontinued operations	3,659,000	97,000	4,636,000

Total income tax provision (benefit)	$2,481,000	$(1,470,000)	$2,821,000

For additional information on the non-deductible settlement costs, see Note 16 – Settlement Costs.

Deferred tax assets (liabilities) consist of the following components:

	June 30,
	2004	2003
Depreciation and amortization	$(983,000)	$645,000
Prepaid expenses	(593,000)	(787,000)
Executive note amortization	769,000	483,000
State income taxes	26,000	21,000
Allowance for doubtful accounts	643,000	987,000
Deferred rent	494,000	740,000
Installment sale deferral	805,000	420,000
Accrued expenses	978,000	992,000
Other	(77,000)	(316,000)

	$2,062,000	$3,185,000

Note 9 — Long-Term Debt:

     Long-term debt consists of the following components:

	June 30,
	2004	2003
Tax exempt bond pursuant to a loan agreement between the Company and the California Economic Development Financing Authority (“CEDFA”), with a redemption of $14.0 million at the end of the fifteenth year (2013). The loan carries a variable rate which is based on a weekly remarketing of the bonds. The rate at June 30, 2004 was 1.1% per annum. In addition, a letter of credit has been issued on behalf of the Company to guarantee the credit at an annual cost of approximately 3.1% of the principal.	$14,000,000	$14,000,000
Notes payable to banks		11,588,000
Note payable by CFK Realty to a bank in monthly installments of $25,779 per month including interest at 7.5% per annum collateralized by the Company’s corporate office, maturing in December 2011 (See Note 18).	3,010,000	3,090,000
Note payable by MercMed to a bank in monthly installments of $5,778 per month including interest at 5.59% per annum, collateralized by an aircraft. The rate is fixed for 36 months through March 2006, at which time the rate is adjusted at three-year intervals, to the federal home loan bank rate plus 275 basis point (See Note 18).	667,000	696,000
Mortgage payable to a financial institution in monthly principal installments of $3,024 at an interest rate of 6.68% per annum, collateralized by land and buildings, maturing in May 2010.	252,000	267,000
Convertible subordinated debentures payable to seller of Excel Cargo in monthly installments of $13,810 including interest at 8.5% per annum, collateralized by property acquired, which matured in September 2003.		54,000

	17,929,000	29,695,000
Less current portion of long term debt	139,000	4,194,000

	$17,790,000	$25,501,000

     Notes payable to banks at June 30, 2003 consisted of a loan and security agreement (the “Facility”), entered into on December 30, 2002 with Wells Fargo Foothill (“WFF”), a division of Wells Fargo Bank and Cerberus Partners for a five year term expiring December 30, 2007 that replaced the Company’s former collateralized credit facilities. Outstanding borrowings under the Facility as of June 30, 2003 consisted of a term loan and a revolving line of credit, in the amount of $11,588 thousand. All outstanding obligations associated with the Facility were fully satisfied with proceeds from the FBO Sale on April 12, 2004.

     The note payable by CFK Realty is collateralized by the building that is the Company’s corporate headquarters that has a net book value of $3,967 thousand at June 30, 2004. The note payable by MercMed is collateralized by an aircraft that has a net book value as of June 30, 2004 of $1,167 thousand. The mortgage payable is collateralized by land and a building that is the corporate headquarters for Maytag and has a net book value of $415 thousand at June 30, 2004.

     The following are the annual maturities of long term debt for each of the next five fiscal years and in total thereafter:

2005	$139,000
2006	149,000
2007	160,000
2008	171,000
2009	183,000
Thereafter	17,127,000

$17,929,000

Note 10 — Senior Subordinated Note:

     On September 10, 1999 the Company issued, in a private placement, a $24.0 million Senior Subordinated 12% Note (the “Note”) due in 2006 with detachable warrants to acquire 251,563 shares of the Company’s common stock originally exercisable at $13.00 per share, as adjusted for the reverse stock split effective June 18, 2003. The Note agreement was first amended on November 16, 2001, whereby the exercise price of the warrants was reduced to $11.00 per share. The Note Agreement was then subsequently amended on December 30, 2002 whereby, among other things, the exercise price on the original stock warrants was reduced to $7.484 per share. On October 28, 2003, the Company reduced the exercise price on these original warrants to $6.10 per share in connection with the acquisition of the Note by Allied on that date. The Note was retired on April 12, 2004 utilizing proceeds from the FBO Sale.

     The following were the components of the Note at June 30, 2003:

2003
Senior Subordinated Note, before discount	$24,000,000
Valuation of warrants credited to additional paid-in-capital	(1,427,000)
Accumulated amortization of warrants	872,000

Senior Subordinated Note	$23,445,000

Note 11 — Mandatorily Redeemable Preferred Stock:

     The Company issued 462,627 shares of Series A 8% Cumulative Convertible Preferred Stock (the “Preferred Stock”) at a stated value of $1.00 per share with a par value of $0.01 per share in December 2002 to investors having a pre-existing relationship with the Company, comprised of customers and employees. The issuance of the Preferred Stock occurred after the Company was unable to drawdown on its then senior revolving credit facility.

     The shares of the Preferred Stock are convertible to common stock, at the option of the stockholder, at a conversion price of $7.50 per share. Dividends on the Preferred Stock accrue on an annual basis at an annual rate of 8.0% and shall be fully cumulative and shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. Such dividends shall be paid, either in cash or in-kind, at the election of the Company. Accrued dividends at June 30, 2004 were $56,000. During a 30-day period immediately following the third, fourth, fifth and each subsequent anniversary date of the issuance of the Preferred Stock, both the Company and the stockholder have the option to redeem the then outstanding shares of Preferred Stock for an amount equal to $1.00 plus all accrued but unpaid dividends for each share of Preferred Stock redeemed. The Company has the option, whether the Company or the Stockholder exercised their redemption option, to pay all or part of the redemption in shares of the Company’s common stock. In the event of any liquidation of the Company, the holders of Preferred Stock have a liquidation preference over common stock, plus all declared but unpaid dividends. In the event the assets are insufficient to cover the aforesaid amounts, the preferred stockholders would share in the assets ratably in proportion to the full preferential amount.

Note 12 — Employee Stock Option Plans:

     The Company has the following stock option plans: the 1990 Long-Term Incentive Plan (“1990 Incentive Plan”); the 1990 Directors Stock Option Plan (“1990 Directors Plan”); the 1998 Long-Term Incentive Plan (“1998 Incentive Plan”); the 1998 Directors Stock Option Plan (“1998 Directors Plan”); and the 2001 Stock Incentive Plan (“2001 Incentive Plan”). The Company has reserved 864,816 shares related to the Incentive Plans and 240,754 shares related to the Directors’ Plans. The Company has also reserved 3,438 shares for special option grants made outside the Plans. Options granted pursuant to the Plans and special grants are generally made at the fair market value of such shares on the date of grant and generally vest over twelve months. The contractual lives of the options are generally ten years.

     The following is a summary of stock option activity:

	Long-Term	Weighted	Directors’	Weighted	Special	Weighted	2002	Weighted
	Incentive	Average	Stock Option	Average	Option	Average	Management	Average
	Plans	Option Prices	Plans	Option Prices	Grants	Option Prices	Stock Plan	Option Prices
Outstanding at June 30, 2001	224,265	$11.19	183,563	$9.65	3,438	$14.36
Granted	250,000	10.9	5,000	13.22			68,448	$15.00
Exercised	(12,225)	3.26
Cancelled	(19,647)	15.88	(7,555)	9.86

Outstanding at June 30, 2002	442,393	11.04	181,008	9.74	3,438	14.36	68,448	15.00
Granted	30,000	6.60
Exercised	(20,630)	2.81	(52,941)	3.54
Cancelled	(49,599)	13.60	(27,563)	12.96

Outstanding at June 30, 2003	402,164	10.81	100,504	12.13	3,438	14.36	68,448	15.00
Granted	75,000	6.19
Exercised	(4,851)	2.81
Cancelled	(21,344)	7.70					(27,500)	15.00

Outstanding at June 30, 2004	450,969	$10.28	100,504	$12.13	3,438	$14.36	40,948	$15.00

     The following is a summary of information about stock options issued and outstanding pursuant to the Incentive Plan, Directors’ Plan and special option grants at June 30, 2004:

	Options Outstanding			Options Exercisable
		Weighted	Weighted		Weighted
	Shares	Average	Average	Shares	Average
	Outstanding at	Contractual	Exercise	Exercisable at	Exercise
Exercise Price Range	June 30, 2004	Remaining Life	Price	June 30, 2004	Price
$ 2.806 - 6.600	112,563	9.23	$6.07	112,563	$6.07
9.252 - 10.900	247,626	6.92	10.79	247,626	10.79
11.200 - 12.908	133,140	3.74	11.92	133,140	11.92
14.364 - 16.875	102,530	5.36	15.30	61,582	15.51

	595,859	6.38	$10.93	554,911	$10.63

     The Company had shares exercisable under the various options plans of 476,106 and 381,828 at June 30, 2004 and 2003, respectively, at a weighted average exercise price of $11.37 and $10.68, respectively.

     During fiscal 2003, the Company extended the termination dates of certain stock options for an additional five years for 55,730 shares held by a director, an officer, and several employees of the Company, resulting in compensation expense of $318,000. No other terms were modified including the vesting period or exercise price.

     During fiscal 2002, the Company extended the termination dates of certain stock options for an additional five years for 16,625 shares held by an officer and a director, resulting in compensation expense of $87,000. No other terms were modified including the vesting period or exercise price.

     During fiscal 1996, the Company sold 68,750 shares of its common stock to two officers for $812,500. The officers each paid $40,000 in cash and issued promissory notes of $732,500 for the balance of the purchase price. The notes are payable over ten years and due in fiscal 2006. As of June 30, 2004, $533 thousand remained outstanding.

     During fiscal 2002 in connection with the 2002 Management Stock Purchase Plan, the Company loaned certain officers a total of $3,934 thousand to purchase shares in the Company’s stock from CFK Partners (see Note 18) at a price of $15.00 per share, as adjusted for the one-for-two reverse stock split effective June 18, 2003. The split adjusted trading price of the shares at that time was $9.80 per share. Included in this amount was a full recourse loan of approximately $2,907 thousand made to the Company’s CEO (“Full Recourse Note”). The remaining $1,027 thousand in loans (“Non-Recourse Loans”) to the other executives of the Company are collateralized by the related common stock. During fiscal 2002, the Company recorded a compensation charge of $792 thousand in connection with these loans to reflect the benefit received by CFK Partners represented by the purchase price paid for the shares in excess of the market value of such shares at that time. The loans to the executives (including the Full Recourse Note) were made pursuant to employment agreements and contain provisions to be forgiven over either an eight-year or a ten-year period under certain conditions. The Non-Recourse Loans are being accounted for as a variable stock plan pursuant to APB Opinion No. 25, and the Full Recourse Note is being accounted for as a fixed stock plan. Compensation expense will be charged annually as the loans are forgiven. The amount of compensation expense recorded in fiscal 2004, 2003 and 2002 associated with the forgiveness of the loans was $388 thousand, $404 thousand and $34 thousand, respectively.

     During fiscal 2004, two officers who participated in the 2002 Management Stock Purchase Plan terminated employment with the Company. On the date of their employment termination, their respective executive loans had not been fully forgiven. In exchange for the forgiveness of the outstanding executive loan amounts, the Company acquired 22,000 shares of the Company’s common stock from those officers. The Company is holding these shares of stock as treasury stock at a cost of $120 thousand. The cost of the treasury shares was based on the closing market price of the Company’s common stock on the American Stock Exchange on the date of their respective terminations of employment. The difference between the value associated with the treasury stock and the outstanding balance on these executive loans of $213 thousand was expensed.

Note 13 — Common stock purchase warrants

     The Note that the Company issued in 1999, which was repaid in full with the proceeds from the FBO Sale, included detachable warrants to acquire 251,563 shares of the Company’s common stock originally exercisable at $13.00 per share. The Note agreement was amended on November 16, 2001, whereby the exercise price was reduced to $11.00 per share, and again on December 30, 2002, whereby the exercise price of the warrants was reduced to $7.484 per share. On October 28, 2003, J H Whitney Mezzanine Fund, the originally holder of the warrants, assigned warrants to acquire 226,407 shares of the Company’s common stock to Allied (the “Allied Warrants”) while retaining warrants to acquire 25,156 shares of the Company’s common stock (the “Whitney Warrants”). At that time, the Company reduced the exercise price for the Allied Warrants to $6.10 per common share. All of the outstanding warrants expire on September 9, 2006.

Note 14 — Acquisitions and Divestitures:

     On April 12, 2004, after receiving approval from the Company’s stockholders at the Annual Stockholders’ Meeting, the Company sold all of the outstanding common stock of Air Centers, which represented 100% of the then outstanding common stock in Air Centers, to Allied with the Company receiving total consideration for the sale in cash at closing of $76,349 thousand. The assets sold through the sale of the stock of Air Centers consist of all of the assets of the Company’s FBO business excluding the Company’s FBO at the Long Beach Airport which the Company will retain and continue to operate. The final amount of the total consideration to be received by the Company from the FBO Sale is dependent upon, among other things, the determination of the amount of Air Centers’ net working capital at the time of closing and the distribution of funds from the Hartsfield Escrow. In accordance with the terms of the Stock Purchase Agreement entered into by the Company and Allied on October 28, 2003, as amended from time to time, the Company and Allied agreed to the extent Air Centers’ actual net working capital at closing exceeded $3,586 thousand, Allied is obligated to pay the Company the excess amount or to the extent Air Center’s net working capital is less than $3,586 thousand, the Company is obligated to pay Allied the deficiency. The parties also agreed to deposit $8,270 thousand at closing to establish the Hartsfield Escrow to be distributed to the parties over a period not to exceed five (5) years from the FBO Sale Closing Date dependent upon the award of a new lease at the Hartsfield International Airport for a new FBO. If Air Centers is awarded the new lease, dependent upon the effective date, terms and conditions of the new lease, the Company may be entitled to none, some or all of the Hartsfield Escrow.

     The proceeds from the FBO Sale were used to: 1) prepay the outstanding principal on the Facility due Foothill comprised of both a term loan and a revolving credit facility, in the amount of $13,255 thousand; 2) pay accrued interest and fees associated with the Foothill credit facility of $203 thousand; 3) establish a cash collateral with Foothill in the amount of $16,031 thousand in support of issued and outstanding letters of credit issued under the terms of the Foothill credit facility; 4) prepay the outstanding principal, including the amount of accrued interest PIK on the Note of $24,120 thousand to Allied; 5) pay accrued interest and fees associated with the Note of $141 thousand; 6) prepay the outstanding principal, including the amount of accumulated PIK interest, on the Hambro Notes in the amount of $3,695 thousand; 7) pay accrued interest on the Hambro Notes in the amount of $15 thousand; 8) establish the Hartsfield Escrow in the amount of $8,270 thousand; and 9) pay for transaction related fees and expenses of $1,324 thousand. After satisfying the obligations noted above, the Company received $9,295 thousand.

     In June 2002, the Company sold its FBO operations at Bedford, Massachusetts for $15,500 thousand in cash, resulting in a pre-tax gain of $8,929 thousand. Estimated taxes of $3,530 thousand for this sale were transferred to a bank escrow account pending payment of the related federal and state taxes or payment of bank debt. The remaining cash proceeds of $11,520 thousand were utilized to repay bank debt.

Note 15 — MercFuel Private Placement:

     On March 7, 2001, the Company announced its plan to create an independent publicly traded company, MercFuel, Inc. MercFuel was organized in Delaware on October 27, 2000 as a wholly owned subsidiary of the Company. On January 1, 2001, the

Company transferred to MercFuel the assets and liabilities of its Fuel Sales division. On May 16, 2001, and amended twice thereafter, MercFuel filed a registration statement related to the proposed offering. Due to market conditions, the Company was not able to complete the offering. The Company incurred $985 thousand of expenses associated with the offering and private placement which were expensed during the second quarter of fiscal 2002.

Note 16 – Settlement Costs

     During fiscal 2004, the Company incurred settlement costs of $2,414 thousand associated with two items.

     In December 2003, the Company entered into a settlement agreement relating to litigation with J O Hambro Capital Management and certain of its affiliates and private clients (collectively “J O Hambro”) whereby the Company agreed to pay J O Hambro $3,586,000 (the “Hambro Settlement Amount”) in exchange for the following, among other things: (1) the release of certain claims by J O Hambro; (2) the Company’s agreement to dismiss litigation against J O Hambro; (3) the Company’s agreement not to institute certain litigation against J O Hambro and certain other parties; (4) reimbursement of certain costs associated with the pending litigation and defense preparation for anticipated litigation between the parties; and (5) the purchase of 343,600 shares of the Company’s common stock (collectively referred to as the “Hambro Settlement”). The Hambro Settlement resulted in settlement costs of $1,799 thousand, which is non-deductible for income tax purposes, which represented the difference between the Hambro Settlement Amount and the trading value of the shares of common stock acquired by the Company on the day of the Hambro Settlement.

     In July 2004, the Company entered into a settlement agreement with David H. Murdock and related parties (collectively “Murdock”). The Company and Murdock entered into a mutual release of claims whereby Murdock was paid $525 thousand representing all costs, fees and expenses incurred by Murdock in connection with this settlement agreement and due diligence investigation of the Company’s business and in consideration for Murdock’s execution of the mutual release of claims. In addition, Murdock agreed to sell and the Company agreed to purchase 150,000 shares of the Company’s common stock, representing all of the Company’s common stock owned by Murdock, for $6.00 per share (collectively “the Murdock Settlement”). The Murdock Settlement resulted in settlement costs of $615 thousand, which is not deductible for income tax purposes, and represents the difference between the total amount paid by the Company for the Murdock Settlement and the trading value of the shares of common stock acquired by the Company on the day of the Murdock Settlement.

Note 17 — Commitments and Contingencies:

Leases

     The Company is obligated under noncancellable operating leases. Certain leases include renewal clauses and require payment of real estate taxes, insurance and other operating costs. Total rental expense for continuing operations on all such leases for fiscal 2004, 2003 and 2002 was $6,806 thousand, $6,505 thousand and $4,699 thousand, respectively, which is net of sublease rental income of approximately $63,000, $63,000 and $183,000 for fiscal 2004, 2003 and 2002, respectively. The following are the minimum annual rentals on all noncancellable-operating leases having a term of more than one year at June 30, 2004:

2005	$7,187,000
2006	6,581,000
2007	3,286,000
2008	2,668,000
2009	2,402,000
Thereafter	5,376,000

Total minimum payments required	$27,500,000

Purchase Commitments

     On April 1, 2004, Air Cargo entered into a one-year renewal of its contract to purchase all of South African Airlines cargo capacity on its passenger flights from the United States and Canada to South Africa. Air Cargo’s one-year commitment for these routes is approximately $4,715 thousand, which is essentially unchanged from the previous year.

Guarantees

     The Company is a guarantor on certain airport site and facility leases associated with eleven of Air Centers’ FBO locations that were in effect as of the FBO Sale Closing Date. As a condition of the sale, Allied agreed to fully indemnify the Company from any and all costs associated with the pre-existing guarantees while Air Centers and Allied use their best efforts to have the Company removed as guarantor on these leases. As a result of the indemnification provided by Allied, the Company does not believe any claim being made on the Company as a result of these guarantees will have a material effect on the Company’s results of operations, cash flows or financial position.

Litigation

     On May 1, 2002, the Company received a notice of violation (“NOV”) from the Environmental Protection Agency (“EPA”) for the Air Centers’ Fort Wayne, Indiana facility alleging that the Company’s spill prevention, control and countermeasure plan (“SPCC Plan”) did not meet certain federal regulations. On March 14, 2003, the Company received a NOV from the EPA alleging certain deficiencies in the Company’s SPCC Plan for the Air Centers’ Fort Wayne, Indiana facility, submitted to the EPA in November 2002. The Company believes that it has resolved all deficiencies except for alleged deficiencies related to: 1) secondary containment for refueling trucks, and 2) secondary containment for discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA on April 16, 2003, the Company has been permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its refueling trucks, pending resolution of federal regulatory issues associated with secondary containment for such trucks. The EPA has also extended national compliance with regulations related to discrete loading areas until August 17, 2004. Further, the EPA announced in a Federal Register notice dated June 28, 2004, 69 Fed. Reg. 38297 that the EPA is considering a proposal to amend 40 CFR 112 to address, among other things, the “applicability of the rule to mobile/portable containers.”

     The FBO Sale’s Stock Purchase Agreement between the Company and Allied provides that the Company shall be responsible for compliance, for a period of eighteen months subsequent to the FBO Sale Closing Date for any required secondary containment (as the term is defined in the Stock Purchase Agreement) required by any applicable governmental authority requiring secondary containment pursuant to environmental law for extended or overnight fuel truck parking at any FBO comprising the FBO business on the FBO Sale Closing Date. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s results of operations, cash flows or financial position.

     On February 26, 2003, Robert Bosch filed an action in the United States District Court, Eastern District of New York against Excel Cargo, Inc. (“Excel”), a wholly owned subsidiary of the Company, and others seeking $1.5 million in damages for damaged cargo. On June 4, 2003 plaintiff’s counsel agreed to voluntarily dismiss Excel, without prejudice, from the lawsuit conditioned on the production of information by Excel. To date, plaintiff has not yet followed through. This matter is insured and is being handled by insurance counsel. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s results of operations, cash flows or financial position.

     On April 16, 2003, the Plan Committee of Shuttle America Corp. filed an Adversary Proceeding in the United States Bankruptcy Court, District of Connecticut alleging preferential transfers in the amount of $995 thousand. The parties reached a settlement agreement, which provided the Company to pay Shuttle America $40 thousand. The settlement agreement was approved by the bankruptcy court with the Company satisfying, subsequent to the bankruptcy court approval, all outstanding obligations on this matter.

     On July 9, 2003 Central Insurance Company, LTD filed an action in the United States District Court Central District of California-Western Division, against Air Cargo for damages paid to their assured United Microelectronics Corp in the amount of $335,337. In May 2004, this matter was dismissed without cost to the Company.

     On November 26, 2003, Signature Flight Support Corporation filed a complaint against Air Centers and Allied alleging: 1) breach of contract and tortious interference with contract against Allied; 2) interference with prospective economic advantage against Allied; and 3) unfair business practices against the Company and Allied. The Company believes that the allegations are without merit and is in the process of preparing a response. The Company has agreed to indemnify Allied and its affiliates (including, without limitation, Air Centers after the closing of the FBO Sale), directors, officers, agents, employees and controlling persons from certain liabilities, obligations, losses or expenses to which Allied may become subject as a result of the complaint. On August 4, 2004 the parties participated in a court ordered mediation session and were not able to resolve their differences. In the opinion of management, the ultimate resolution of this complaint is not expected to have a material effect on the Company’s results of operations, cash flows or financial position.

     The Company is also a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on the Company’s results of operations, cash flows or financial position.

Note 18 — Related Party Transactions:

     CFK Partners was a partnership consisting of three of the Company’s directors, one of whom also serves as the Company’s Chief Executive Officer and another who serves as Chairman of the Board of Directors. In addition, CFK Partners also owns approximately 30% of the Company’s outstanding common stock. In July 2004, after the retirement of Dr. Fagan as the Company’s Chairman of the Board of Directors, Dr. Fagan withdrew as a member of CFK Partners. The remaining members of CFK Partners, now known as CK Partners, are the Company’s Chief Executive Officer and one of the members of the Company’s board of directors, who is also the Company’s primary outside legal counsel.

     Pursuant to the terms of Dr. Fagan’s contract with the Company, upon Dr. Fagan’s retirement as Chairman of the Board of Directors in July 2004, the Company paid Dr. Fagan a bonus and severance payment of $1,890 thousand.

     In January 2002, the Company sold the land and the office building which houses its corporate headquarters to CFK Realty Partners, LLC (“CFK Realty”) for $4,200 thousand, consisting of $2,800 thousand in cash and a note receivable of $1,400 thousand. The note accrued interest at 5% and contained provisions whereby CFK Realty could elect to extend the maturity date in one-year increments through December 31, 2004. The note had an original maturity date of December 31, 2002. In early December 2002, and again in 2003 the Company received notification from CFK Realty that it was exercising its right to extend the maturity date of the note for an additional one year period. Concurrently with the sale, the Company also entered into a twenty-year lease of the property for a monthly rental amount of approximately $37 thousand. During fiscal 2003, the Company expended $275 thousand for leasehold improvements on its corporate headquarters. This amount will be amortized over the office lease term. CFK Realty financed the purchase of the headquarters through a $3,200 thousand loan. In July 2004, CFK Realty was restructured whereby Dr. Fagan, the retired Chairman of the Company’s Board of Directors, became the sole member of CFK Realty.

     The Company uses the services of the legal firm McBreen and Kopko (the “Firm”) for various general corporate legal matters. Mr. Frederick H. Kopko, Jr., a partner of the Firm, is a member of the Company’s Board of Directors and is a member of CK Partners. During fiscal 2004, 2003 and 2002, the Company paid the Firm $916 thousand, $699 thousand, and $785 thousand, respectively, for legal services rendered by the Firm.

Note 19 — Major Customers and Foreign Customers:

     AirTran Airways represented approximately 23%, 24% and 20% of the Company’s consolidated revenues from continuing operations for fiscal 2004, 2003 and 2002, respectively, with sales to NetJets comprising approximately 8%, 7% and 2% of the Company’s consolidated revenues from continuing operations for fiscal 2004, 2003 and 2002, respectively. Government contract services consist of revenues from agencies of the government of the United States of America. Revenue from this segment represented approximately 6%, 7% and 10% of the Company’s consolidated revenues from continuing operations for fiscal 2004, 2003 and 2002, respectively. National, a customer of MercFuel, ceased operations on November 6, 2002. The Company had been providing fuel to National since May 1999. In December 2000, National filed for Chapter 11 bankruptcy protection and the Company continued to sell fuel to National on a secured basis under the auspices of the bankruptcy court. Sales to National represented approximately 7% and 17% of consolidated revenues from continuing operations for fiscal 2003 and 2002, respectively. No other customers accounted for over 10% of the Company’s consolidated revenues from continuing operations. The Company does business with a number of foreign airlines, principally in the sale of aviation fuels. For the most part, such sales are made within the United States of America and utilize the same assets and generally the same personnel as are utilized in the Company’s domestic business. Revenues related to these foreign airlines amounted to approximately 35%, 31% and 23% of consolidated revenues from continuing operations for fiscal 2004, 2003 and 2002, respectively.

Note 20 — Net Income (Loss) Per Share:

     Basic net income (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period.

     Diluted net income (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares and dilutive common stock equivalents. Common stock equivalents include stock options and shares resulting from the assumed conversion of subordinated debentures, when dilutive.

     The weighted average number of common shares outstanding and equivalent common shares outstanding have been adjusted retroactively to reflect the effect of the one-for-two reverse stock split that was effective June 18, 2003.

	Year Ended		Year Ended		Year Ended
	June 30, 2004		June 30, 2003		June 30, 2002
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Weighted average number of common stock outstanding during the period	3,059,200	3,059,200	3,263,000	3,263,000	3,282,500	3,282,500
Common stock equivalents resulting from the assumed exercise of stock options						60,500
Common stock resulting from the assumed conversion of debentures						12,000

Weighted average number of common and common equivalent shares outstanding during the period	3,059,200	3,059,200	3,263,000	3,263,000	3,282,500	3,355,000

Loss from continuing operations, net of taxes	$(5,083,000)	$(5,083,000)	$(2,983,000)	$(2,983,000)	$(2,420,000)	$(2,420,000)
Add: Interest expense, net of taxes, on convertible debentures						15,000

Adjusted loss from continuing operations, net of taxes	$(5,083,000)	$(5,083,000)	$(2,983,000)	$(2,983,000)	$(2,420,000)	$(2,405,000)
Preferred stock dividends	(37,000)	(37,000)	(19,000)	(19,000)
Discontinued operations:
Income (loss) from discontinued operations, net of taxes	(1,803,000)	(1,803,000)	185,000	185,000	6,937,000	6,937,000
Gain on sale of discontinued operations, net of taxes	7,501,000	7,501,000

Adjusted net income (loss) applicable to common stockholders	$578,000	$578,000	$(2,817,000)	$(2,817,000)	$4,517,000	$4,532,000

Common stock and common stock equivalents	3,059,200	3,059,200	3,263,000	3,263,000	3,282,500	3,355,000
Income (loss) per share:
From continuing operations, net of taxes	$(1.67)	$(1.67)	$(0.92)	$(0.92)	$(0.74)	$(0.72)
From discontinued operations, net of taxes	(0.59)	(0.59)	0.06	0.06	2.12	2.07
From sale of discontinued operations, net of taxes	2.45	2.45

Net income (loss) per share	$0.19	$0.19	$(0.86)	$(0.86)	$1.38	$1.35

Note 21 — Segment Reporting:

     The Company operates and reports its activities through three principal units: MercFuel, Air Cargo and Maytag. Air Centers was sold on April 12, 2004 and RPA, was sold on July 3, 2001. As a result, Air Center’s and RPA’s historical operating results have been reclassified as discontinued operations. The segment data included below has been restated to exclude amounts related to the Air Centers.

				Corporate
				or	Total Continuing	Discontinued
	MercFuel	Air Cargo	Maytag	Unallocated	Operations	Business	Total
2004
Revenues	$322,631	$39,549	$23,281		$385,461		$385,461
Gross margin	6,080	1,800	5,146		13,026		13,026
Depreciation and amortization	469	1,725	414	220	2,828	4,478	7,306
Capital expenditures	662	63	172	287	1,184	3,836	5,020
Goodwill		1,252	3,137		4,389		4,389
Total segment assets	38,575	14,631	10,121	42,630	105,957		105,957

2003
Revenues	$280,136	$32,691	$24,421		$337,248		$337,248
Gross margin	5,926	2,585	4,598		13,109		13,109
Depreciation and amortization	318	1,887	349	228	2,782	5,181	7,963
Capital expenditures	7	60	4	319	390	3,675	4,065
Goodwill		1,252	3,137		4,389		4,389
Total segment assets	29,460	16,226	10,773	17,411	73,870	59,085	132,955

     The information provided above for Discontinued Business represents the depreciation and amortization and capital expenditures for Air Centers through the FBO Sale Closing Date for fiscal 2004. For fiscal 2003, the information provided for Discontinued Business represents depreciation and amortization and capital expenditures for the full year and the segment assets as of June 30, 2003.

     Gross margin is used as the measure of profit and loss for segment reporting purposes as it is viewed by key decision makers as the principal operating indicator in measuring segment profitability. The key decision makers also view bad debt expense as an important measure of profit and loss. The predominant component of bad debt expense relates to MercFuel. Bad debt expense for MercFuel was approximately $263 thousand, $1,060 thousand in fiscal 2004 and 2003, respectively; total bad debt expense for continuing operations, was $506 thousand and $1,192 and in fiscal 2004 and 2003 respectively.

Note 22 — Quarterly Financial Data (Unaudited):

	September 30,	December 31,	March 31,	June 30,
	2003	2003	2004	2004
Sales and revenues	$79,710,000	$91,499,000	$103,781,000	$110,471,000
Gross margin	3,511,000	3,828,000	2,732,000	2,955,000
Income (loss) from continuing operations, net of taxes	68,000	(1,248,000)	(1,168,000)	(2,735,000)
Gain on sale, net of taxes				7,501,000
Loss from discontinued operations, net of taxes	(370,000)	(269,000)	(651,000)	(513,000)

Net income (loss)	(302,000)	(1,517,000)	(1,819,000)	4,253,000

Income (loss) per share:
Basic:
From continuing operations, net of taxes	$0.02	$(0.39)	$(0.41)	$(0.95)
From gain on sale, net of taxes				2.59
From discontinued operations, net of taxes	(0.12)	(0.09)	(0.22)	(0.18)

Net income (loss) per share	$(0.10)	$(0.48)	$(0.63)	$1.46

Diluted:
From continuing operations, net of taxes	$0.02	$(0.39)	$(0.41)	$(0.95)
From gain on sale, net of taxes				2.59
From discontinued operations, net of taxes	(0.12)	(0.09)	(0.22)	(0.18)

Net income (loss) per share	$(0.10)	$(0.48)	$(0.63)	$1.46

     The sum of the fiscal 2004 quarterly income (loss) per share does not agree with the fiscal 2004 full year income (loss) per share due to the purchase of 346,100 shares of common stock by the Company during fiscal 2004. Included in the shares acquired by the Company is the purchase of 343,600 shares of common stock purchased in accordance with the Hambro Settlement as discussed in Note 16 — Settlement Costs.

	September 30,	December 31,	March 31,	June 30,
	2002	2002	2003	2003
Sales and revenues	$84,069,000	$90,509,000	$86,883,000	$75,787,000
Gross margin	2,977,000	3,947,000	3,249,000	2,936,000
Loss from continuing operations, net of taxes	(957,000)	(834,000)	(510,000)	(683,000)
Income (loss) from discontinued operations, net of taxes	368,000	238,000	(588,000)	168,000

Net loss	(589,000)	(596,000)	(1,098,000)	(515,000)

Income (loss) per share:
Basic:
From continuing operations, net of taxes	$(0.30)	$(0.25)	$(0.15)	$(0.22)
From discontinued operations, net of taxes	0.12	0.07	(0.18)	0.05

Net loss per share	$(0.18)	$(0.18)	$(0.33)	$(0.17)

Diluted:
From continuing operations, net of taxes	$(0.30)	$(0.25)	$(0.15)	$(0.22)
From discontinued operations, net of taxes	0.12	0.07	(0.18)	0.05

Net loss per share	$(0.18)	$(0.18)	$(0.33)	$(0.17)

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS
Three Years Ended June 30, 2004

	Balance at	Charged to Costs	Deductions	Balance at End
Classification	Beginning of Period	And Expenses	(a)	of Period
2004
Allowance for doubtful accounts (b)	$2,515,000	$652,000	$(650,000)	$2,517,000

2003
Allowance for doubtful accounts (b)	$1,583,000	$1,648,000	$(716,000)	$2,515,000

2002
Allowance for doubtful accounts	$1,653,000	$1,358,000	$(1,428,000)	$1,583,000

(a)	The Deductions for fiscal 2004 includes $510,000 for the Air Centers on the FBO Sale Closing Date. The other Deductions represent the accounts receivable amounts written-off during the year.

(b)	Inclusive of allowance for trade accounts receivable and notes receivable.

APPENDIX D

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-Q

(Mark One)
☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended December 31, 2004

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

Commission File No. 1-7134

Mercury Air Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-1800515
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5456 McConnell Avenue Los Angeles, CA (Address of principal executive offices)	90066 (Zip Code)

Registrant’s telephone number, including area code:

(310) 827-2737

      Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.     Yes ☑          No ☐

      Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act).     Yes ☐          No ☑

      Indicate the number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date.

Number of Shares Outstanding
Title	as of February 08, 2004

Common Stock, $0.01 Par Value	3,056,355

1

PART I — FINANCIAL INFORMATION

Item 1.	Financial Statements

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,	June 30,
	2004	2004

	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,316,000	$4,690,000
Restricted cash		15,414,000
Trade accounts receivable, net of allowance for doubtful accounts of $1,882,000 and $1,556,000 at December 31 and June 30, 2004, respectively	56,912,000	50,974,000
Inventories	1,619,000	1,165,000
Prepaid expenses and other current assets	3,657,000	5,696,000
Deferred income taxes	1,451,000	1,451,000

TOTAL CURRENT ASSETS	69,955,000	79,390,000
PROPERTY, EQUIPMENT AND LEASEHOLDS, net of accumulated depreciation and amortization of $24,830,000 and $24,836,000 at December 31 and June 30, 2004, respectively	7,564,000	10,349,000
NOTES RECEIVABLE, net of allowance for doubtful accounts of $921,000 and $1,025,000 at December 31 and June 30, 2004, respectively	1,296,000	521,000
DEFERRED INCOME TAXES	611,000	611,000
GOODWILL	4,411,000	4,389,000
OTHER INTANGIBLE ASSETS, NET	600,000	700,000
RESTRICTED CASH	8,418,000	8,989,000
OTHER ASSETS, NET	1,226,000	1,008,000

TOTAL ASSETS	$94,081,000	$105,957,000

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$36,390,000	$33,552,000
Accrued expenses and other current liabilities	8,559,000	11,825,000
Current portion of long-term debt	1,021,000	139,000

TOTAL CURRENT LIABILITIES	45,970,000	45,516,000
LONG-TERM DEBT	21,221,000	17,790,000
DEFERRED GAIN	9,444,000	8,130,000
OTHER LONG-TERM LIABILITY	335,000	669,000
DEFERRED RENT	943,000	1,257,000
MINORITY INTEREST		182,000

TOTAL LIABILITIES	77,913,000	73,544,000
COMMITMENTS AND CONTINGENT LIABILITIES (Note 4)
MANDATORILY REDEEMABLE PREFERRED STOCK: Series A — $0.01 par value; 1,000,000 shares authorized; 462,627 shares outstanding at December 31 and June 30, 2004, respectively	468,000	518,000
STOCKHOLDERS’ EQUITY:
Preferred stock — $0.01 par value; authorized 2,000,000 shares; no shares outstanding
Common stock — $0.01 par value; authorized 18,000,000 shares; 3,056,355 and 2,954,819 shares outstanding at December 31 and June 30, 2004, respectively	31,000	30,000
Additional paid-in capital	21,473,000	20,737,000
Retained earnings (accumulated deficit)	(2,971,000)	14,596,000
Accumulated other comprehensive income (loss)	193,000	(46,000)
Treasury stock, 8,750 and 24,500 shares at December 31 and June 30, 2004, respectively	(43,000)	(120,000)
Notes receivable from officers	(2,983,000)	(3,302,000)

TOTAL STOCKHOLDERS’ EQUITY	15,700,000	31,895,000

TOTAL LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$94,081,000	$105,957,000

See accompanying notes to consolidated financial statements.

2

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Six Months Ended		Three Months Ended
	December 31,		December 31,

	2004	2003	2004	2003

	(Unaudited)		(Unaudited)
Sales and revenues:
Sales	$246,095,000	$139,890,000	$137,161,000	$74,901,000
Service revenues	32,928,000	31,319,000	16,371,000	16,598,000

Total sales and revenues	279,023,000	171,209,000	153,532,000	91,499,000

Costs and expenses:
Cost of sales	239,390,000	134,299,000	133,350,000	71,850,000
Operating expenses	30,185,000	29,571,000	15,025,000	15,821,000

Total costs and expenses	269,575,000	163,870,000	148,375,000	87,671,000

Gross margin (excluding depreciation and amortization)	9,448,000	7,339,000	5,157,000	3,828,000

Expenses (income):
Selling, general and administrative	7,028,000	5,044,000	4,317,000	2,763,000
Provision (recovery) for bad debts	364,000	(24,000)	87,000	(384,000)
Depreciation and amortization	1,254,000	1,426,000	619,000	713,000
Interest and other expense	771,000	527,000	443,000	267,000
Hambro settlement costs		1,799,000		1,799,000
Interest and other income	(241,000)	(241,000)	(17,000)	(32,000)
Asset impairment loss	626,000

Total expenses (income)	9,802,000	8,531,000	5,449,000	5,126,000

Loss from continuing operations before minority interest and income tax expense	(354,000)	(1,192,000)	(292,000)	(1,298,000)
Minority interest	181,000	4,000		(2,000)

Loss from continuing operations before income tax expense	(173,000)	(1,188,000)	(292,000)	(1,300,000)
Income tax (benefit) expense	(25,000)	239,000	(80,000)	195,000

Loss from continuing operations, net of taxes	(148,000)	(1,427,000)	(212,000)	(1,495,000)
Discontinued operations:
Loss from discontinued operation, net of income tax (benefit) of ($251,000) and ($14,000) for the six months and three months ended December 31, 2003, respectively		(392,000)		(22,000)
Gain on sale of discontinued operations, net of income tax provision of $14,000	22,000		22,000

Net loss	(126,000)	(1,819,000)	(190,000)	(1,517,000)
Accrued preferred stock dividends	20,000	19,000	11,000	9,000

Net loss applicable to common stockholders	$(146,000)	$(1,838,000)	$(201,000)	$(1,526,000)

Income (loss) per common share:
Basic:
From continuing operations, net of taxes	$(0.06)	$(0.45)	$(0.08)	$(0.47)
From discontinued operations, net of taxes		(0.12)		(0.01)
From sale of discontinued operations, net of taxes	0.01		0.01

Net loss per share	$(0.05)	$(0.57)	$(0.07)	$(0.48)

Diluted:
From continuing operations, net of taxes	$(0.06)	$(0.45)	$(0.08)	$(0.47)
From discontinued operations, net of taxes		(0.12)		(0.01)
From sale of discontinued operations, net of taxes	0.01		0.01

Net loss per share	$(0.05)	$(0.57)	$(0.07)	$(0.48)

See accompanying notes to consolidated financial statements.

3

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended December 31,

	2004	2003

	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(126,000)	$(1,819,000)
Adjustments to derive cash flow from operating activities:
Provision for bad debts	364,000	60,000
Depreciation and amortization	1,254,000	4,279,000
Deferred income taxes		(1,001,000)
Deferred rent	(648,000)	(314,000)
Executive loan amortization	180,000	194,000
Minority interest	(181,000)	15,000
Other non-cash items	80,000	(1,000)
Asset impairment loss	626,000
Hambro settlement costs		1,799,000
Amortization of senior subordinated note discount		88,000
Write-down of note receivable from officer	96,000	105,000
Changes in operating assets and liabilities:
Trade and other accounts receivable	(7,100,000)	(5,343,000)
Inventories	(454,000)	388,000
Prepaid expenses and other current assets	1,431,000	(35,000)
Accounts payable	2,838,000	2,672,000
Accrued expenses and other current liabilities	(3,386,000)	3,437,000

Net cash provided by (used in) operating activities	(5,026,000)	4,524,000

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease in restricted cash	16,029,000
Decrease (increase) in other assets	(294,000)	252,000
Decrease in notes receivable	534,000	576,000
Proceeds from sale of property	2,000	9,000
Additions to property, equipment and leaseholds	(1,125,000)	(2,638,000)

Net cash provided by (used in) investing activities	15,146,000	(1,801,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net addition (reduction) of debt instruments	7,990,000	(2,278,000)
Repurchase of common stock	(830,000)
Payment of dividends	(17,491,000)
Proceeds from exercise of stock options and warrants	1,687,000	14,000

Net cash used in financing activities	(8,644,000)	(2,264,000)

Effect of exchange rate changes	150,000	126,000

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,626,000	585,000
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	4,690,000	2,802,000

CASH AND CASH EQUIVALENTS, END OF PERIOD	$6,316,000	$3,387,000

CASH PAID DURING THE PERIOD FOR:
Interest	$541,000	$2,952,000
Income taxes	$2,964,000	$726,000

      Non-Cash investing and financing activities are excluded from the consolidated statement of cash flows. On November 10, 2004, the Company entered into an amended lease agreement with CFK Realty and amended the terms of the note receivable due from CFK Realty. The Company reduced the note receivable from CFK Realty by $796,000 and reduced the deferred gain on sale of the building by the same amount. See Note 11. During the quarter, the Company upgraded its 12.5% ownership interest in a BeechJet 400A aircraft to a 12.5% interest in a Raytheon Hawker 800XP. The Company received a $443,750 trade-in allowance for its 12.5% ownership in the Beechjet.

See accompanying notes to consolidated financial statements.

4

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

							Accumulated
	Common Stock				Notes		Other
			Additional		Receivable		Comprehensive
	Number of		Paid-In	Retained	From	Treasury	Income
	Shares	Amount	Capital	Earnings	Officers	Stock	(Loss)	Total

Balances, June 30, 2004	2,954,819	$30,000	$20,737,000	$14,596,000	$(3,302,000)	$(120,000)	$(46,000)	$31,895,000
Comprehensive income (loss):
Net income				(126,000)				(126,000)
Foreign currency translation adjustment							239,000	239,000

Comprehensive income								113,000
Cash dividend common $5.70 per share				(17,421,000)				(17,421,000)
Accrual of preferred stock dividends				(20,000)				(20,000)
Amort. of note from executive stock plan	(150,000)	(2,000)	(808,000)		179,000			(631,000)
Repurchase of vested executive stock						(20,000)		(20,000)
Exercise of options/warrants	279,036	3,000	1,684,000					1,687,000
Write off officer note					140,000	(43,000)		97,000
Retirement of repurchased executive stock	(27,500)		(140,000)			140,000

Balances, December 31, 2004	3,056,355	$31,000	$21,473,000	$(2,971,000)	$(2,983,000)	$(43,000)	$193,000	$15,700,000

5

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004
(Unaudited)

Note 1 —	General

Business

      Mercury Air Group, Inc. (the “Company”), a Delaware corporation, was organized in 1956 and provides a broad range of services to the aviation industry through three principal operating units which are all wholly owned subsidiaries of the Company: MercFuel, Inc. (“MercFuel”), a Delaware corporation, Mercury Air Cargo, Inc. (“Air Cargo”), a California corporation, and Maytag Aircraft Corporation (“Maytag”), a Colorado corporation. MercFuel’s operations consist of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, fractional jet ownership companies, corporate aviation fleets and air cargo companies. Air Cargo’s operations consist of cargo handling, the sale of cargo capacity on other airlines (“Cargo Space Logistics”), and general cargo sales agent services. Maytag is a provider of governmental contract services performing aircraft refueling and fuel storage operations, base operations support (“BOS”) services, air terminal and ground handling services and weather observation and forecasting services primarily for agencies of the government of the United States of America.

      Through April 12, 2004, the Company operated a fourth operating unit, Mercury Air Centers, Inc. (“Air Centers”). Air Centers’ operations consisted of aviation fuel sales, aircraft refueling operations (“into-plane”), aircraft ground support services, aircraft hangar services, aircraft parking (“aircraft tie-down services”) and aircraft maintenance at certain Air Center locations, known as Fixed Based Operations (“FBO’s”). On April 12, 2004 (the “FBO Sale Closing Date”), following stockholder approval, the Company sold all of Air Centers outstanding common stock to Allied Capital Corporation (“Allied”) for $76,349 thousand subject to adjustments for, among other things, Air Centers’ net working capital as of the FBO Sale Closing Date and the distribution of funds from an escrow account established at closing associated with the Air Centers’ Hartsfield International Airport FBO (the “Hartsfield FBO”). The net working capital adjustment was finalized during the second quarter of fiscal 2005. See Note 12 for details. The assets sold through the sale of the stock of Air Centers (the “FBO Sale”) consisted of all of the assets of the Company’s FBO business excluding the Company’s FBO at the Long Beach Airport which the Company has retained and continues to operate.

      As used in this Quarterly Report on Form 10-Q, the term “Company” or “Mercury” refers to Mercury Air Group, Inc. and, unless the context otherwise requires, its subsidiaries. The Company’s principal executive offices are located at 5456 McConnell Avenue, Los Angeles, California, 90066 and its telephone number is (310) 827-2737.

Forward-Looking Statements

      This Quarterly Report on Form 10-Q and the information incorporated by reference in it includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position and operating results, our business strategy, our financing plans and forecasted demographic and economic trends relating to our industry are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as “may”, “will”, “anticipate”, “estimate”, “expect” or “intend” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. We cannot promise you that our expectations in such forward-looking statements will turn out correct. Factors that impact such forward-looking statements include, but are not limited to, quarterly fluctuations in results; the management of growth; fluctuations in world oil prices, interest rates or foreign

6

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

currency; changes in political, economic, regulatory or environmental conditions; the loss of key customers, suppliers or members of senior management; uninsured losses; competition; credit risk associated with accounts receivable; Sarbanes-Oxley Act Section 404 compliance costs, and other risks detailed in this Quarterly Report on Form 10-Q and in our other Securities and Exchange Commission filings. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Risks and Uncertainties

      Accounts receivable is comprised primarily of trade receivables from customers and is net of an allowance for doubtful accounts. The Company’s credit risk is based in part on the following: 1) substantially all receivables are related to the aviation industry, 2) there is a concentration of credit risk as there are several customers who at any time have significant balances owed to the Company, and 3) significant balances are owed by certain customers that are not adequately capitalized. In addition, significantly higher fuel prices for extended periods of time may have a negative impact on the aviation industry as it substantially increases airlines’ operating expenses. Smaller airlines with lower levels of capital may be more seriously impacted. The Company assesses its credit portfolio on an ongoing basis and establishes allowances which it believes are adequate to absorb potential credit problems that can be reasonably anticipated.

      The Company purchases aviation fuel from a limited number of suppliers. If the Company’s relationship with any of these key suppliers terminates, the Company may not be able to obtain a sufficient quantity of aviation fuel on favorable terms or may experience difficulty in obtaining aviation fuel from alternative suppliers. Furthermore, difficulties faced by these suppliers or aviation fuel shortages or the inability to obtain aviation fuel from alternate sources at acceptable prices and terms could impair the Company’s ability to sell aviation fuel to its customers at competitive prices and terms.

      The Company may experience decreases in future sales volume and margins as a result of deterioration in the world economy, or in the aviation industry, and continued conflicts and instability in the Middle East, Asia and Latin America, as well as a result of potential future terrorist activities and possible military retaliation. Through the Company’s first six months of fiscal 2005, petroleum product prices, including aviation fuel, have either achieved or been close to historical high levels. This sustained price level places additional financial burden on many of the Company’s customers. If the Company’s customers are not able to pass on the higher petroleum product prices to its customers, they may experience financial hardship which may result in the Company experiencing longer collection terms, which will place additional financial burden on the Company, or higher level of uncollectible accounts.

Basis of Presentation

      The accompanying unaudited financial statements of the Company have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments consisting of normal recurring adjustments and accruals necessary for a fair presentation have been reflected in these financial statements. Operating results for the quarter are not necessarily indicative of the results that may be expected for the fiscal year ending June 30, 2005 due to seasonal and other factors. In order to maintain consistency and comparability between periods presented, certain prior period amounts have been reclassified to conform to the current period presentation. The accompanying financial statements should be read in conjunction with the audited consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

7

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

New Accounting Pronouncements

      On December 16, 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payment” (“SFAS No. 123R”). This standard requires companies to expense the value of employee stock options and similar awards. Under SFAS No. 123R, share-based payments (“SBP”) awards result in a cost that will be measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest. Compensation cost for awards that vest would not be reversed if the awards expire without being exercised. When measuring fair value, companies can choose an option-pricing model (e.g., Black-Scholes or binomial models) that appropriately reflects their specific circumstances and the economics of their transactions. Companies will recognize compensation cost for SBP awards as they vest including the related tax effects. Upon settlement of SBP awards, the tax effects will be recognized in the income statement or additional paid-in capital. Public companies are allowed to select from three alternative transition methods. The effective date for public companies is interim and annual periods beginning after June 15, 2005, and applies to all outstanding and unvested SBP awards at a company’s adoption date. The Company is currently evaluating the potential impact of the adoption of SFAS 123R.

Note 2 —	Stock-Based Employee Compensation

      The Company has four stock option plans. As permitted under SFAS No. 123, “Accounting for Stock-Based Compensation” (“SFAS No. 123”), and as amended by SFAS No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure” (“SFAS No. 148”), the Company measures compensation expense related to employee stock options granted utilizing the intrinsic value method as prescribed by Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. The following table illustrates the pro forma effect on net income (loss) if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation.

	Six Months Ended		Three Months Ended
	December 31,		December 31,

	2004	2003	2004	2003

Net loss, as reported	$(126,000)	$(1,819,000)	$(190,000)	$(1,517,000)
Add stock-based employee compensation expense included in net loss, net of tax	96,000	123,000	48,000	61,000
Less total stock based employee compensation determined under the fair value based method for all awards, net of tax	(11,000)	(59,000)	(2,000)	(27,000)

Pro forma net loss	$(41,000)	$(1,755,000)	$(144,000)	$(1,483,000)

Basic net loss per share — as reported	$(0.05)	$(0.57)	$(0.07)	$(0.48)
Basic net loss per share — pro forma	$(0.02)	$(0.55)	$(0.05)	$(0.47)
Diluted net loss per share — as reported	$(0.05)	$(0.57)	$(0.07)	$(0.48)
Diluted net loss per share — pro forma	$(0.02)	$(0.55)	$(0.05)	$(0.47)

Note 3 —	Income Taxes

      Income tax expense has been computed based on the estimated annual effective income tax rate for the respective periods adjusted for significant events that have occurred during the respective periods that are not expected to recur in future periods. The effective income tax rate from continuing operations was 27.6% (benefit) and 13.5% (expense) for the three month periods ended December 31, 2004 and 2003, respectively.

8

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effective income tax rate from continuing operations was 14.7% (benefit) and 0.7% (benefit) for the six month periods ended December 31, 2004 and 2003, respectively.

      The effective income tax rate from continuing operations for the three month and six month periods ended December 31, 2003 included the results of operations for the Air Centers. The consolidated statements of operations for the three month and six month periods ended December 31, 2003 was restated to reflect the Air Center results as “Discontinued Operations”. With this restatement, the effective tax rate from continuing operations for the three month and six month periods ended December 31, 2004 would have been 15.0% and 20.1% expense, respectively, and 39.0% and 39.0% benefit, respectively, for discontinued operations.

      The settlement costs related to J.O. Hambro of $1,799 thousand recognized by the Company in the second quarter of fiscal 2004 is not deductible in the determination of taxable income resulting in a permanent book to tax difference. The difference resulted in an increase in the income tax provision for the three and six month periods ended December 31, 2003.

Note 4 —	Litigation

      On March 14, 2003, the Company received a Notice of Violation from the United States Environmental Protection Agency (“EPA”) alleging certain deficiencies in the Company’s spill prevention, control and countermeasure plan (“SPCC Plan”) for the Air Centers’ Fort Wayne, Indiana facility. The Company believes that it has resolved all deficiencies except for alleged deficiencies related to: 1) secondary containment for refueling trucks, and 2) secondary containment for discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA on April 16, 2003, the Company was permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its parked refueling trucks and loading areas, pending resolution of federal regulatory issues associated with SPCC requirements.

      The Stock Purchase Agreement between the Company and Allied dated as of October 28, 2003 regarding the sale of all of the outstanding stock owned by the Company in Air Centers (the “Air Centers’ SPA”), provides that the Company shall be responsible for compliance, for a period of eighteen months subsequent to the FBO Sale Closing Date, for any required secondary containment (as the term is defined in the Air Centers’ SPA) required by any applicable governmental authority requiring secondary containment pursuant to environmental law for extended or overnight fuel truck parking at any FBO comprising the FBO business on the FBO Sale Closing Date.

      Pursuant to a letter dated October 18, 2004 from the EPA to the Air Centers’ Ft. Wayne facility (the “Facility”), the EPA demanded the installation of secondary containment at the Facility for parked refueling trucks. While the Company does not believe SPCC requirements regarding containment are applicable to mobile refueling trucks, it has agreed to indemnify Air Centers for the reasonable cost of installation of such containment at the Facility in order to avoid further transaction costs.

      In the opinion of management, the ultimate resolution of this matter, including the installation of any secondary containment at other Air Centers facilities, is not expected to have a material effect on the Company’s results of operations, cash flows or financial position.

      On November 26, 2003, Signature Flight Support Corporation filed a complaint against Air Centers and Allied alleging: 1) breach of contract against Mercury Air Centers; 2) tortious interference with contract against Allied; 2) Tortious interference with prospective economic advantage against Allied; and 3) unfair business practices against Mercury and Allied. The Company has agreed to indemnify Allied and its affiliates (including, without limitation, Air Centers after the closing of the FBO sale), directors, officers, agents, employees and controlling persons from any liability, obligation, losses or expenses to which Allied may become subject as a result of the complaint. On January 26, 2005 the court granted Allied’s motion for summary judgment dismissing all claims against Allied with prejudice. The Court also granted Mercury Air Centers motion in part dismissing in its entirety Signature’s unfair business practices claim and holding that

9

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the substantive deal terms of the parties’ executed letter of intent were non-binding. The sole remaining claim of Signature is for breach of the stand-down provision within the disputed letter of intent between the parties. The court limited Signature’s damages in that claim to reasonable out of pocket costs and expenses. This remaining claim is currently set for trial on March  15, 2005 in Los Angeles federal court. In addition, on September 22, 2004, Signature Flight Support Corporation filed a complaint against Mercury Air Group, Inc. in Los Angeles Superior Court, alleging unfair business practices, tortious interference with contract and prospective economic advantage and fraud. The Company has filed a counterclaim against Signature Flight Support Corporation and others for fraud, negligent misrepresentation and other claims in the Los Angeles Superior Court action. Signature filed an amended complaint on or about February 1, 2005. The Company believes these allegations have no merit and will also be vigorously disputed and defended. In the opinion of management, the ultimate resolution of these complaints will not have a material effect on the Company’s consolidated financial statements.

      On July 14, 2004, Leon Shabott filed suit in the United States District Court, District of Massachusetts against Mercury Air Group, Inc. for damages arising out of the repair of Beechcraft twin Bonanza aircraft engines in June of 1998 claiming damages of up to $150 thousand. The Company believes that the claim is barred by the statute of limitations and that it has other good and viable defenses as well. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s results of operations, cash flows or financial position.

      The Company is also a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on the Company’s results of operations, cash flows or financial position. Reference is made to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for additional legal matters with respect to which no material developments have occurred in the current quarter.

Note 5 —	Restricted Cash

      Restricted cash consists of cash held for specific purposes and not available for general use by the Company. Restricted cash as of December 31, 2004 is comprised of: 1) $98 thousand on deposit with Wells Fargo Foothill as reserve for outstanding letters of credit fees; and 2) $8,320 thousand for an escrow account established on the FBO Sale Closing Date associated with the Hartsfield FBO (the “Harstfield Escrow Account”). The funds held in the Hartsfield Escrow Account are to be distributed to either one or both of the Company and Allied over a period not to exceed five years from the FBO Sale Closing Date dependent upon the award of a new lease at the Hartsfield International Airport in Atlanta for a new FBO. Dependent upon the effective date of the new lease and the terms and conditions of the new lease, the Company may be entitled to all, some or none of the amount deposited into the Hartsfield Escrow Account at closing.

      On October 11, 2004, the city of Atlanta notified Air Centers that it planned on entering into lease negotiations with a different company for the FBO at the Hartsfield International Airport under the then existing RFP process. On November 22, 2004, Air Centers was notified by the airport authority that the matter would be re-bid. If a new FBO lease at the Hartsfield International Airport is not awarded to Air Centers, the amount remaining undistributed in the Hartsfield Escrow Account on the date that Air Centers ceases operating the Hartsfield FBO will be distributed to Allied. Although no assurance can be given by the Company that Air Centers will be operating the Hartsfield FBO on April 12, 2005, if Air Centers is still operating the Hartsfield FBO under the existing lease terms and conditions on April 12, 2005, the Company will be entitled to receive $1,654 thousand from the Hartsfield Escrow Account.

Note 6 —	Debt

      On July 29, 2004, the Company and Bank of America, N.A. (“Bank of America”) entered into a three-year $30,000 thousand revolving line of credit (the “B of A Credit Facility”) collateralized by all of the assets

10

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of the Company, the terms of which were amended by the First Amendment to the Loan Agreement effective November 1, 2004 (the “First Amendment”). The loan agreement, as amended by the First Amendment, will expire on July 31, 2007, or earlier under certain conditions. Upon the effective date of the B of A Credit Facility, $15,414 thousand of cash deposited by the Company as collateral for outstanding letters of credit and reported as restricted cash on the Company’s balance sheet at June 30, 2004 was released to the Company for general corporate purposes. In accordance with the terms of the loan agreement, as amended, the revolving line of credit is used as collateral for any letter of credit issued by the Company and for general working capital needs. The amount of credit available to the Company on the B of A Credit Facility, as amended, is determined monthly and is equal to the lesser of 1) sum of: a) 80% of the balance due on Domestic Eligible Receivables less b) $2,000 thousand; and 2) $30,000 thousand. The B of A Credit Facility, as amended, contains certain financial covenants limiting the amount the Company can expend annually for capital expenditures to $2,000 thousand. The B of A Credit Facility, as amended, also prohibits the repurchase of stock and the payment of cash dividends, except for cash dividends in an amount not to exceed $17,500 thousand by June 30, 2005. The Company is also required to maintain certain financial targets for tangible net worth and fixed charges. The Company is in compliance with all of the terms and conditions of the B of A Credit Facility.

      On November 2, 2004, the Company requested and received a cash advance on the B of A Credit Facility in the amount of $10,000 thousand. The funds received as a cash advance were used to fund the one-time special cash dividend and to meet on-going working capital requirements. As of December 31, 2004, the Company’s borrowing under the revolving credit line was $8,000 thousand.

      As of December 31, 2004, the Company had $26,254 thousand of revolving credit line available under the B of A Credit Facility, of which $15,323 thousand was reserved for issued and outstanding letters of credit and $2,931 thousand was available and undrawn.

      On November 1, 2004, the Company and Bank of America entered into a Letter of Credit and Reimbursement Agreement (the “LOC and Reimbursement Agreement”) relating to the outstanding tax exempt bonds issued in 1998 pursuant to a loan agreement between the Company and the California Economic Development Financing Authority (“CEDFA”). As of November 1, 2004, the outstanding principal amount of the bonds outstanding was $14,000 thousand. In accordance with the terms of the LOC and Reimbursement Agreement, Bank of America has issued an irrevocable direct pay letter of credit to the trustee for the bondholders in an amount of $14,161 thousand (the “CEDFA LOC”) that replaced the previously existing irrevocable direct pay letter of credit of the same amount issued by Wells Fargo Bank, N.A. on behalf of the Company, which was cancelled simultaneously with the issuance of the CEDFA LOC. In addition to the issuance of the CEDFA LOC, the LOC and Reimbursement Agreement require the Company to call for redemption bonds in the principal amount of $500 thousand on each of April 1 and October 1 commencing on April 1, 2005. The CEDFA LOC was issued by Bank of America as part of the B of A Credit facility.

Note 7 —	Impairment of Long-Lived Assets

      The Company owned a 69.6% equity interest in MercMed LLC (“MercMed”), which was formed in 1998 for the purpose of owning and operating an aircraft for the MercMed members. As a result of the age of the MercMed aircraft, changes in Federal Aviation Administration requirements restricting the altitude at which the MercMed aircraft can fly, the popularity of fractional jet ownership versus outright aircraft ownership and the technological advancements in aircraft design and construction, it was determined that the current market value of the MercMed aircraft was below the carrying value of the aircraft. During the first quarter of fiscal 2005, the book value of the MercMed aircraft was adjusted to reflect the current market value as determined by the MercMed members, which was determined to be $532 thousand. This adjustment to market value resulted in an asset impairment loss of $626 thousand.

11

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      On November 10, 2004, the Company, upon authorization from the Company’s Board of Directors, entered into an agreement to sell all of its rights, title and interest in MercMed to Dr. Fagan. In accordance with the agreement between the Company and Dr. Fagan, the Company has agreed to pay for certain costs incurred by MercMed prior to October 1, 2004 and to provide Dr. Fagan with jet fuel in an amount not to exceed $75 thousand over a five year period. Dr. Fagan has agreed to pay the debt service costs, including the outstanding principal associated with MercMed’s loan and to hold the Company harmless in regard to this loan. As of December 31, 2004, the financial statements of MercMed are no longer included in the Company’s consolidated financial statements.

Note 8 —	Net Income (Loss) Per Share

      Basic net income (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares and dilutive common stock equivalents. Common stock equivalents include stock options and shares resulting from the assumed conversion of subordinated debentures, when dilutive.

	Six Months Ended December 31,				Three Months Ended December 31,

	2004		2003		2004		2003

	Basic	Diluted	Basic	Diluted	Basic	Diluted	Basic	Diluted

Weighted average number of common stock outstanding during the period	2,880,900	2,880,900	3,220,000	3,220,000	2,987,300	2,987,300	3,203,200	3,203,200
Loss from continuing operations, net of taxes	$(148,000)	$(148,000)	$(1,427,000)	$(1,427,000)	$(212,000)	$(212,000)	$(1,495,000)	$(1,495,000)
Preferred stock dividends	20,000	20,000	19,000	19,000	11,000	11,000	9,000	9,000
Loss from discontinued operation, net of taxes			(392,000)	(392,000)			(22,000)	(22,000)
Gain on sale of discontinued operations, net of taxes	22,000	22,000			22,000	22,000

Adjusted net loss applicable to common stockholders	$(146,000)	$(146,000)	$(1,838,000)	$(1,838,000)	$(201,000)	$(201,000)	$(1,526,000)	$(1,526,000)

Income (loss) per share:
From continuing operations, net of taxes	$(0.06)	$(0.06)	$(0.45)	$(0.45)	$(0.08)	$(0.08)	$(0.47)	$(0.47)
From discontinued operations, net of taxes			(0.12)	(0.12)			(0.01)	(0.01)
From sale of discontinued operations, net of taxes	0.01	0.01			0.01	0.01

Net loss per share	$(0.05)	$(0.05)	$(0.57)	$(0.57)	$(0.07)	$(0.07)	$(0.48)	$(0.48)

Note 9 —	Segment Reporting

      The Company discloses segment information in accordance with SFAS No. 131, “Disclosure About Segments of an Enterprise and Related Information,” which requires companies to report selected segment information on a quarterly basis and to report certain entity-wide disclosures about products and services, major customers and material countries in which the entity holds assets and reports revenues. The operating segments reported below are the segments of the Company for which operating results are evaluated regularly by management in deciding how to allocate resources and in assessing performance.

      The Company operates and reports its activities through three principal units: MercFuel, Air Cargo and Maytag. Air Centers was sold on April 12, 2004. As a result, Air Centers’ historical operating results have been reclassified as discontinued operations. The segment data included below have been restated to exclude amounts related to the Air Centers.

12

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

					Total
				Corporate	Continuing
	MercFuel	Air Cargo	Maytag	and Other	Operations

Quarter Ended December 31, 2004
Revenues	$136,967	$11,388	$4,980	$197	$153,532
Gross margin	2,551	1,433	1,218	(45)	5,157
Depreciation and amortization	137	396	54	32	619
Capital expenditures	649	7		22	678
Goodwill		1,274	3,137		4,411
Segment assets	48,043	15,053	8,950	22,035	94,081
Quarter Ended December 31, 2003
Revenues	$74,901	$10,683	$5,915		$91,499
Gross margin	1,874	523	1,431		3,828
Depreciation and amortization	119	459	79	$56	713
Capital expenditures	2	26	89	12	129
Goodwill		1,252	3,137		4,389
Segment assets	29,788	18,979	10,489	17,896	77,152
Six Months Ended December 31, 2004
Revenues	$245,771	$22,578	$10,343	$331	$279,023
Gross margin	4,191	2,759	2,529	(31)	9,448
Depreciation and amortization	258	780	134	$82	1,254
Capital expenditures	977	80	1	67	1,125
Goodwill		1,274	3,137		4,411
Segment assets	48,043	15,053	8,950	22,035	94,081
Six Months Ended December 31, 2003
Revenues	$139,890	$19,577	$11,742		$171,209
Gross margin	3,300	1,296	2,743		7,339
Depreciation and amortization	234	917	160	$115	1,426
Capital expenditures	639	38	106	21	804
Goodwill		1,252	3,137		4,389
Segment assets	29,788	18,979	10,489	17,896	77,152

      Gross margin is used as the measure of profit and loss for segment reporting purposes as it is viewed by key decision makers as the principal operating indicator in measuring segment profitability. The key decision makers also view bad debt expense as an important measure of profit and loss. The predominant component of bad debt expense relates to MercFuel. Bad debt expense (benefit) for MercFuel was approximately $151,000 and ($519,000) for the quarters ended December 31, 2004 and 2003, respectively; total bad debt expense (benefit) was $87,000 and ($384,000) in the quarters ended December 31, 2004 and 2003, respectively. Bad debt expense (benefit) for MercFuel was approximately $300,000 and ($180,000) for the six month periods ended December 31, 2004 and 2003, respectively; total bad debt expense (benefit) was $364,000 and ($24,000) for the six month periods ended December 31, 2004 and 2003, respectively.

13

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10 —	Comprehensive Income (Loss)

      Comprehensive income (loss) is summarized as follows:

	Six Months Ended		Three Months Ended
	December 31,		December 31,

	2004	2003	2004	2003

Net loss	$(126,000)	$(1,819,000)	$(190,000)	$(1,517,000)
Foreign currency translation adjustment	239,000	148,000	125,000	140,000

Comprehensive income (loss)	$113,000	$(1,671,000)	$(65,000)	$(1,377,000)

Note 11 —	Related Party Transactions

      CFK Partners was a partnership consisting of three of the Company’s directors, one of whom also serves as the Company’s Chief Executive Officer, another who served as Chairman of the Board of Directors and the third who serves as a director and is the Company’s primary outside legal counsel. In July 2004, after the retirement of Dr. Fagan as the Company’s Chairman of the Board of Directors, Dr. Fagan withdrew as a member of CFK Partners. The remaining members of CFK Partners, now known as CK Partners, are the Company’s Chief Executive Officer and Frederick H. Kopko, Jr., a member of the Company’s Board of Directors. As of December 31, 2004, CK Partners owned approximately 43% of the Company’s outstanding common stock.

      Pursuant to the terms of Dr. Fagan’s contract with the Company, upon Dr. Fagan’s retirement as Chairman of the Board of Directors in July 2004, the Company paid Dr. Fagan a bonus and severance payment of $1,890 thousand. This amount was accrued at June 30, 2004.

      In January 2002, the Company sold the land and office building which houses its corporate headquarters to CFK Realty Partners, LLC (“CFK Realty”) for $4,200 thousand, consisting of $2,800 thousand in cash and a note receivable of $1,400 thousand. The note accrued interest at 5% and contained provisions whereby CFK Realty could elect to extend the maturity date in one-year increments through December 31, 2004. The note had an original maturity date of December 31, 2002. In early December 2002 and 2003, the Company received notification from CFK Realty that it was exercising its right to extend the maturity date of the note for an additional one year period. Concurrently with the sale, the Company also entered into a twenty-year lease of the property for a monthly rental amount of approximately $37 thousand. During fiscal 2003, the Company expended $275 thousand for leasehold improvements on its corporate headquarters. This amount is being amortized over the office lease term. CFK Realty financed the purchase of the headquarters through a $3,200 thousand loan. In July 2004, CFK Realty was restructured whereby Dr. Fagan, the retired Chairman of the Company’s Board of Directors, became the sole member of CFK Realty. Effective July 2004, CFK Realty is no longer considered a related party and the financial statements of CFK Realty are no longer included in the Company’s consolidated financial statements.

      On November 10, 2004, the Company, upon authorization from the Company’s Board of Directors, entered into an amended lease agreement with CFK Realty and amended the terms of the note receivable due from CFK Realty (the “CFK Realty Note”). The amended terms of the lease, which were effective retroactively to July 1, 2004, provide for a ten-year lease with CFK Realty having the right, after the refinancing of its existing loan secured by the office building, to request the Company to vacate the facility at the end of five years without any additional obligation from the Company with CFK Realty continuing to honor the terms of any sublease the Company may have arranged under the McConnell Lease. The monthly lease rate remains unchanged from the original lease at $37 thousand. The Company also agreed to amend the terms of the CFK Realty Note to reduce the principal amount of the note to $779 thousand, from the previous

14

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

principal amount of $1,400 thousand plus accrued interest of $179 thousand, at an interest rate of 4% per annum. The CFK Realty Note is payable on December 31, 2009.

      The Company uses the services of the legal firm McBreen and Kopko (the “Firm”) for various general corporate legal matters. Mr. Frederick H. Kopko, Jr., a partner of the Firm, is a member of the Company’s Board of Directors and is a member of CK Partners. For the six month periods ended December 31, 2004 and 2003, the Company paid the Firm $474 thousand and $481 thousand, respectively, for legal services rendered by the Firm. For the three month periods ended December 31, 2004 and 2003, the Company paid the Firm $234 thousand and $339 thousand, respectively, for legal services rendered by the Firm.

Note 12 —	Discontinued Operations

      On April 12, 2004, after receiving approval from the Company’s stockholders at the Annual Stockholders’ meeting, the Company sold all of the outstanding common stock of Air Centers to Allied with the Company receiving total consideration for the sale in cash at closing of $76,349 thousand subject to adjustments for, among other things, Air Centers’ net working capital as of the FBO Sale Closing Date and the distribution of funds from the Hartsfield Escrow Account.

      On December 6, 2004, the Company, Allied and Air Centers agreed that Air Centers’ Closing Working Capital as of April 12, 2004 as defined in the Stock Purchase Agreement dated as of October 28, 2003 by and among the Company, Allied and MAC, as amended, (the “SPA”) was $5,307 thousand. The SPA provided that: 1) Allied would pay the Company the amount by which the closing working capital exceeded $3,586 thousand (the “Working Capital Target”), or 2) the Company would pay Allied the amount by which the Working Capital Target exceeded the Closing Working Capital. The Company received $900 thousand in July 2004 from Allied as an initial payment of the amount expected to be due the Company as a result of the Closing Working Capital exceeding the Working Capital Target and $738 thousand on December 6, 2004 as a final payment, which includes accrued interest of $48 thousand and is net of $132 thousand due Allied for reimbursement of certain regulatory compliance improvements as provided for in the SPA.

      In addition to the final payment associated with the Closing Working Capital, Allied and Air Centers agreed to assign to the Company all of Air Centers’ rights, title and interest to Air Centers’ pre-petition claims associated with Hawaiian Airlines in the amount of $329 thousand. Hawaiian Airlines, a customer of both the Company and Air Centers, filed for bankruptcy protection under Chapter 11, Title 11 of the United States Bankruptcy Code on March 21, 2003.

      The Company reported a gain on the sale of discontinued operations, net of income tax provision of $14 thousand, of $22 thousand in the second quarter of fiscal 2005.

      The following are the results of operations of Air Centers for the six month and three month periods ended December 31, 2003:

	Six Months Ended	Three Months Ended

	December 31, 2003

Total sales and revenue	$45,983,000	$23,450,000
Gross margin	$6,288,000	$3,084,000
Loss before income tax benefit	$(643,000)	$(36,000)
Income tax expense (benefit)	(251,000)	$(14,000)

Net loss	$(392,000)	$(22,000)

15

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 13 —	Cash Dividend

      On October 6, 2004, the Company announced that its Board of Directors declared a one-time special cash dividend totaling $17,500 thousand, that would be payable on a pro rata basis to holders of record of its common stock as of the close of business on October 18, 2004. The dividend was paid on November 5, 2004. Based on 3,056,355 shares of its common stock outstanding as of the close of business on October 18, 2004, the dividend payable per common share was $5.70. The amount payable per share of common stock was net of the mandatory dividend payments of approximately $70 thousand on the Company’s outstanding Series A 8% Cumulative Convertible Preferred Stock (the “Preferred Stock”) as of the dividend payment date of November 5, 2004. This one-time special cash dividend was funded, in part, by a cash advance on the B of A Credit Facility in the amount of $10,000 thousand.

Note 14 —	Subsequent Events
      None

16

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

      Overview — Mercury Air Group, Inc. (the “Company”), a Delaware corporation, was organized in 1956 and provides a broad range of services to the aviation industry through three principal operating units which are all wholly owned subsidiaries of the Company: MercFuel, Inc. (“MercFuel”), a Delaware corporation, Mercury Air Cargo, Inc. (“Air Cargo”), a California corporation, and Maytag Aircraft Corporation (“Maytag”), a Colorado corporation. MercFuel’s operations consist of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, fractional jet ownership companies, corporate aviation fleets and air cargo companies. Air Cargo’s operations consist of cargo handling, the sale of cargo capacity on other airlines (“Cargo Space Logistics”), and general cargo sales agent services. Maytag is a provider of governmental contract services performing aircraft refueling and fuel storage operations, base operations support (“BOS”) services, air terminal and ground handling services and weather observation and forecasting services primarily for agencies of the government of the United States of America.

      As used in this Quarterly Report on Form 10-Q, the term “Company” or “Mercury” refers to Mercury Air Group, Inc. and, unless the context otherwise requires, its subsidiaries. The Company’s principal executive offices are located at 5456 McConnell Avenue, Los Angeles, California, 90066 and its telephone number is (310) 827-2737.

      Government Regulation — The Company is subject to the regulatory and reporting requirements of the Sarbanes-Oxley Act of 2002. Management believes it is in material compliance with the provisions of this Act at this time. Management does anticipate, however, that current and future compliance with such provisions, including the Section 404 certification of internal controls by management and attestation by the Company’s independent auditors, will result in significant increases in consulting, audit and legal fees and overhead expenses related to software, documentation, testing, remediation, system enhancements, hiring new personnel and administrative time. The total cost of the Company’s compliance with the requirements of the Sarbanes-Oxley Act is uncertain, although the most costly provisions will be related to the Company’s first Section 404 compliance year ending June 30, 2006. However, management estimates such compliance costs could exceed $2.5 million during the eighteen months leading up to June 30, 2006. Management further believes that significant, additional costs will be incurred for each succeeding year thereafter. Such compliance cost estimates are incremental to current general and administrative expenses and do not include the opportunity costs associated with the time and effort of current employees and management, which is expected to be significant.

      Results of Operations — Comparison of the three month periods ended December 31, 2004 and December 31, 2003 and comparison of the six month periods ended December 31, 2004 and December 31, 2003

      The following tables set forth, for the periods indicated, the revenues and gross margin for each of the Company’s three operating units included in continuing operations, as well as selected other financial statement data.

	Six Months Ended December 31,				Three Months Ended December 31,

	2004		2003		2004		2003

		% of Total		% of Total		% of Total		% of Total
	Amount	Revenues	Amount	Revenues	Amount	Revenues	Amount	Revenues

	($ in thousands)
Revenues:
MercFuel	$245,771	88.1%	$139,890	81.7%	$136,967	89.2%	$74,901	81.8%
Air Cargo	22,578	8.1	19,577	11.4	11,388	7.4	10,683	11.7
Maytag	10,343	3.7	11,742	6.9	4,980	3.3	5,915	6.5
Other	331	0.1			197	0.1

Total revenues	$279,023	100.0%	$171,209	100.0%	$153,532	100.0%	$91,499	100.0%

17

		% of Unit		% of Unit		% of Unit		% of Unit
	Amount	Revenues	Amount	Revenues	Amount	Revenues	Amount	Revenues

Gross margin(1):
MercFuel	$4,191	1.7%	$3,300	2.4%	$2,551	1.9%	$1,874	2.5%
Air Cargo	2,759	12.2	1,296	6.6	1,433	12.6	523	4.9
Maytag	2,529	24.5	2,743	23.4	1,218	24.5	1,431	24.2
Other	(31)	(9.4)			(45)	(23.1)

Total revenues	$9,448	3.4%	$7,339	4.3%	$5,157	3.4%	$3,828	4.2%

	Six Months Ended December 31,				Three Months Ended December 31,

	2004		2003		2004		2003

		% of Total		% of Total		% of Total		% of Total
	Amount	Revenues	Amount	Revenues	Amount	Revenues	Amount	Revenues

Expenses (Income):
Selling, general and administrative expenses	$7,028	2.5%	$5,044	3.0%	$4,317	2.8%	$2,763	3.0%
Provision (recovery) for bad debts	364	0.1	(24)		87	0.1	(384)	(0.4)
Depreciation and amortization	1,254	0.5	1,426	0.8	619	0.4	713	0.8
Interest expense and other	530	0.2	286	0.2	426	0.3	235	0.2
Hambro settlement costs			1,799	1.0			1,799	2.0
Asset impairment loss	626	0.2

Total expenses (income)	9,802	3.5	8,531	5.0	5,449	3.6	5,126	5.6

Loss from continuing operations before minority interest and income tax expense	(354)	(0.1)	(1,192)	(0.7)	(292)	(0.2)	(1,298)	(1.4)
Minority interest	181	0.1	4				(2)

Loss from continuing operations before income tax expense	(173)	(0.1)	(1,188)	(0.7)	(292)	(0.2)	(1,300)	(1.4)
Income tax benefit	(25)	0.0	239	(0.1)	(80)	0.1	195	(0.2)

Loss from continuing operations, net of taxes	(148)	(0.1)	(1,427)	(0.9)	(212)	(0.1)	(1,495)	(1.7)
Loss from discontinued operations, net of taxes			(392)	(0.2)			(22)
Gain on sale of discontinued operations, net of taxes	22				22

Net income (loss)	$(126)	(0.1)%	$(1,819)	(1.1)%	$(190)	(0.1)%	$(1,517)	(1.7)%

(1)	Gross margin as used here and throughout Management’s Discussion includes certain selling, general and administrative costs which are charged directly to the operating units, but excludes depreciation and amortization expenses and selling, general and administrative expenses.

Three Months Ended December 31, 2004 Compared to December 31, 2003

      The Company reported a net loss from continuing operations of $212 thousand or $0.08 per basic and diluted share in the second quarter of fiscal 2005, as compared to a loss from continuing operations, net of taxes, reported for the same period last year of $1,495 thousand, or $0.47 per basic and diluted share. For the

18

second quarter of fiscal 2005, the Company reported a net loss of $190 thousand, or $0.07 per basic and diluted share, which included a gain on sale of discontinued operations, net of taxes, of $22 thousand, or $0.01 per basic and diluted share. For the second quarter of fiscal 2004, the Company reported a net loss of $1,517 thousand, or $0.48 per basic and diluted share, which included a loss from discontinued operations, net of taxes, of $22 thousand, or $0.01 per basic and diluted share. Revenue from continuing operations for the Company in the second quarter of fiscal 2005 was $153,532 thousand, which increased by $62,033 thousand or 67.8% from revenue from continuing operations of $91,499 thousand reported for the second quarter of fiscal 2004. Gross margin from continuing operations increased by $1,329 thousand or 34.7% to $5,157 thousand in the second quarter of fiscal 2005 from $3,828 thousand reported in the second quarter of fiscal 2004.

      MercFuel, the Company’s aviation fuel sales business, generated revenue of $136,967 thousand in the second quarter of fiscal 2005 on sales volume of 82,150 thousand gallons, as compared to revenue of $74,901 thousand on sales volume of 70,844 thousand gallons in the second quarter of fiscal 2004. Following is a comparison of MercFuel’s sales information for the second quarter of fiscal 2005 and 2004, respectively:

	Three Months Ended
	December 31,

	2004	2003

Commercial Sales
Revenue ($000)	$104,854	$60,161
Volume (thousand gallons)	68,736	62,047
Corporate Aviation/ Fractional Jet
Revenue ($000)	$32,113	$14,740
Volume (thousand gallons)	13,414	8,797
MercFuel Total
Revenue ($000)	$136,967	$74,901
Volume (thousand gallons)	82,150	70,844
Gross margin ($000)	$2,551	$1,874

      Revenue for MercFuel’s commercial segment increased $44,693 thousand in the second quarter of fiscal 2005 to $104,854 thousand on sales volume of 68,736 thousand gallons. The increased revenue for the commercial segment is due to higher average petroleum product prices resulting from concerns of oil supply disruptions due to general tension in the Middle East, from production control by OPEC and from increased worldwide demand for petroleum products due to an improving worldwide economy. MercFuel’s commercial segment’s average sales price in the second quarter of fiscal 2005 increased 57.3% over the second quarter of fiscal 2004’s average sales price. The increased average sales price in the second quarter of fiscal 2005, as compared to the second quarter of fiscal 2004, represents increased revenue of approximately $38,207 thousand. MercFuel’s commercial sales volume increased in the second quarter of fiscal 2005 to 68,736 thousand gallons, an increase of 6,689 thousand gallons, or 10.8%, from MercFuel’s second quarter of fiscal 2004’s commercial sales volume of 62,047 thousand gallons. The increased sales volume in the second quarter of fiscal 2005, as compared to the second quarter of fiscal 2004, represents increased revenue of approximately $6,486 thousand.

      Revenue for MercFuel’s corporate/fractional jet ownership segment was $32,113 thousand on sales volume of 13,414 thousand gallons in the second quarter of fiscal 2005, an increase of $17,373 thousand, or 117.9%, and 4,617 thousand gallons, or 52.5%, from the second quarter of fiscal 2004’s revenue of $14,740 thousand on sales volume of 8,797 thousand gallons. The increase in sales revenue is due to the increase in worldwide petroleum product prices, increased use of private aircraft for both business and personal travel and MercFuel’s strategic focus on this business segment. The average sales price for aviation jet fuel in the corporate/fractional jet ownership segment in the second quarter of fiscal 2005 increased 42.9% as compared to the second quarter of fiscal 2004 equating to increased revenue of approximately $9,637 thousand. The increased sales volume equates to an increase in revenue of approximately $7,736 thousand.

19

      MercFuel’s cost of aviation fuel was $133,189 thousand in the second quarter of fiscal 2005 which represents an increase of 85.4% from MercFuel’s cost of aviation fuel in the second quarter of fiscal 2004 of $71,851 thousand. The average cost of aviation fuel per gallon increased 59.9% in the second quarter of fiscal 2005 to $1.621 per gallon. The increase in the average cost of aviation fuel per gallon equates to an increase in the cost of aviation fuel of $49,871 thousand. The increase in the volume of aviation fuel purchased resulted in an increase in the cost of aviation fuel of $11,467 thousand. MercFuel’s operating expenses, excluding the cost of aviation fuel, were $1,227 thousand in the second quarter of fiscal 2005, an increase of $51 thousand from the second quarter of fiscal 2004’s operating expense excluding aviation fuel cost of $1,176 thousand.

      Air Cargo’s revenue was $11,388 thousand in the second quarter of fiscal 2005, an increase of $705 thousand, or 6.6%, from the second quarter of fiscal 2004 revenue of $10,683 thousand resulting in gross margin of $1,433 thousand in the second quarter of fiscal 2005, an increase of $910 thousand from last year’s gross margin of $523 thousand.

	Three Months Ended
	December 31,

	2004	2003

Revenue ($000)
Cargo handling	$7,675	$6,669
Cargo logistics services	2,448	2,821
Cargo general sales agent services	1,265	1,193

Air Cargo total	$11,388	$10,683
Gross margin ($000)
Cargo handling	$1,118	$694
Cargo logistics services	669	517
Cargo general sales agent services	45	(67)
Cargo administrative	(399)	(621)

Air Cargo total	$1,433	$523

      The cargo handling segment reported revenue of $7,675 thousand in the second quarter of fiscal 2005, an increase of $1,006 thousand, or 15.1%, from the second quarter of fiscal 2004 revenue of $6,669 thousand. Cargo handling’s gross margin in the second quarter of fiscal 2005 was $1,118 thousand, an increase of $424 thousand, or 61.1%, from the second quarter of fiscal 2004 gross margin of $694 thousand. The improved results are mainly due to increased cargo handling volume as a result of an improved worldwide economy and Air Cargo’s focus on cost control.

      The cargo logistics services segment reported revenue of $2,448 thousand in the second quarter of fiscal 2005, a decrease of $373 thousand from the second quarter of fiscal 2004 revenue of $2,821 thousand. The decreased revenue in the second quarter of fiscal 2005 is mainly due to decreased business activity associated with Air Cargo’s Mercury World Cargo (“MWC”) operation. Cargo logistics services segment’s gross margin in the second quarter of fiscal 2005 increased $152 thousand from the second quarter of fiscal 2004 to $669 thousand. The increased gross margin is due to the increased business activity associated with various airline management contracts.

      The cargo general sales agent (GSA) services segment reported revenue of $1,265 thousand in the second quarter of fiscal 2005, an increase of $72 thousand from the second quarter of fiscal 2004 revenue of $1,193 thousand. The GSA services’ gross margin in the second quarter of fiscal 2005 was $45 thousand, an increase of $112 thousand from the second quarter of fiscal 2004 loss of $67 thousand. The increase in GSA’s gross margin is due to Air Cargo’s focus on cost control.

      Air Cargo’s administrative expenses in the second quarter of fiscal 2005 were $399 thousand, a decrease of $222 thousand from the second quarter of fiscal 2004 expenses of $621 thousand, which included $280 thousand in severance costs.

20

      Maytag reported revenue of $4,980 thousand in the second quarter of fiscal 2005, a reduction of $935 thousand from the second quarter of fiscal 2004 revenue of $5,915 thousand. Maytag’s second quarter of fiscal 2005 gross margin was $1,218 thousand, a decrease of $213 thousand from the second quarter of fiscal 2004 gross margin of $1,431 thousand.

	Three Months Ended
	December 31,

	2004	2003

Revenue ($000)
Refueling	$1,569	$2,148
Air Terminal	1,918	1,891
BOS	1,193	1,585
Weather Data	294	281
Other	6	10

Total Maytag	$4,980	$5,915

      The decrease in Maytag’s revenue is due to the non-renewal of one refueling contract in the first quarter of fiscal 2005 and the non-renewal of one refueling contract and one BOS contract during fiscal 2004. The decrease of Maytag’s gross margin in the second quarter of fiscal 2005 as compared to the second quarter of fiscal 2004 is due to a retroactive wage increase on a government BOS sub-contract in the second quarter of fiscal 2004 and the non-renewal of contracts.

      Bad debt expense for continuing operations in the second quarter of fiscal 2005 totaled $87 thousand, as compared to a benefit of $384 thousand in the second quarter of fiscal 2004 as a result of the reversal of previously established bad debt reserves due to better than expected customer collections experience. The Company experienced no significant individual write-offs during the second quarter of fiscal 2005.

      Selling, general and administrative (“G&A”) expenses in the second quarter of fiscal 2005 amounted to $4,317 thousand, an increase of $1,554 thousand or 56.2% from the second quarter of fiscal 2004 expenses of $2,763 thousand. The increase in G&A expenses is mainly due to increased legal expenses from outside independent legal counsel in connection with certain litigation and severance costs. The Company expects that certain G&A expenses will significantly increase in fiscal 2005 as compared to fiscal 2004 as the Company incurs increased legal fees associated with the Signature lawsuit and due to the newly effective internal control and other requirements of the Sarbanes-Oxley Act of 2002. See “Government Regulations” above.

      Depreciation and amortization expense from continuing operations was $619 thousand in the current period as compared to $713 thousand last year.

      Interest and other expense from continuing operations in the current period was $426 thousand, an increase of $191 thousand from last year’s interest and other expense from continuing operations of $235 thousand. The increase in interest and other expense is mainly due to the recording of the loss on disposal of assets of $114 thousand in the second quarter of fiscal 2005.

      The Company recognized settlement expense related to J.O. Hambro of $1,799 thousand in the second quarter of fiscal 2004. See Exhibit 10.34 of this Form  10-Q.

      The effective income tax rate in the second quarter of fiscal year 2005 was 27.6% compared to 13.5% in the same period last year. The J.O. Hambro settlement cost of $1,799 thousand recognized by the Company in the second quarter of fiscal 2004 is not deductible in determining taxable income resulting in a permanent book to tax difference.

      The reduction in retained earnings from fiscal year ending June 30, 2004 was primarily due to payment of the $17,500 thousand dividend on November 5, 2004. See Note 13.

      The Company may experience decreases in future sales volume and margins as a result of deterioration in the world economy, or in the aviation industry, and continued conflicts and instability in the Middle East, Asia and Latin America, as well as a result of potential future terrorist activities and possible military retaliation.

21

Through the Company’s second quarter of fiscal 2005, petroleum product prices, including aviation fuel, have either achieved or been close to historical high levels. This sustained price level places additional financial burden on many of the Company’s customers. If the Company’s customers are not able to pass on the higher petroleum product prices to its customers, they may experience financial hardship which may result in the Company experiencing longer collection terms, which will place additional financial burden on the Company, or higher level of uncollectible accounts.

Six Months Ended December 31, 2004 Compared to December 31, 2003

      The Company reported a net loss from continuing operations of $148 thousand or $0.06 per basic and diluted share in the first six months of fiscal 2005, as compared to a net loss from continuing operations, reported for the same period last year of $1,427 thousand, or $0.45 per basic and diluted share. For the first six months of fiscal 2005, the Company reported a net loss of $126 thousand, or $0.05 per basic and diluted share, which included a gain on sale of discontinued operations, net of taxes, of $22 thousand, or $0.01 per basic and diluted share. For the first six months of fiscal 2004, the Company reported a net loss of $1,819 thousand, or $0.57 per basic and diluted share, which included a loss from discontinued operations, net of taxes, of $392 thousand, or $0.12 per basic and diluted share. Revenue from continuing operations for the Company in the first six months of fiscal 2005 was $279,023 thousand, which increased by $107,814 thousand or 63% from revenue from continuing operations of $171,209 thousand reported for the first six months of fiscal 2004. Gross margin from continuing operations increased by $2,109 thousand or 28.7% to $9,448 thousand in the first six months of fiscal 2005 from $7,339 thousand reported in the first six months of fiscal 2004.

      MercFuel, the Company’s aviation fuel sales business, generated revenue of $245,771 thousand in the first six months of fiscal 2005 on sales volume of 156,579 thousand gallons, as compared to revenue of $139,890 thousand on sales volume of 135,114 thousand gallons in the first six months of fiscal 2004. Following is a comparison of MercFuel’s sales information for the first six months of fiscal 2005 and 2004, respectively:

	Six Months Ended
	December 31,

	2004	2003

Commercial Sales
Revenue ($000)	$190,578	$112,556
Volume (thousand gallons)	132,352	118,328
Corporate Aviation/ Fractional Jet
Revenue ($000)	$55,193	$27,334
Volume (thousand gallons)	24,227	16,786
MercFuel Total
Revenue ($000)	$245,771	$139,890
Volume (thousand gallons)	156,579	135,114
Gross margin ($000)	$4,191	$3,300

      Revenue for MercFuel’s commercial segment increased $78,022 thousand in the first six months of fiscal 2005 to $190,578 thousand on sales volume of 132,352 thousand gallons. The increased revenue for the commercial segment is due to higher average petroleum product prices resulting from concerns of oil supply disruptions due to the Iraq war, general tension in the Middle East, production control by OPEC, crude oil supply disruptions from the Gulf of Mexico due to hurricane activity and from increased worldwide demand for petroleum products due to an improving worldwide economy. MercFuel’s commercial segment’s average sales price in the first six months of fiscal 2005 increased 51.4% over the first six months of fiscal 2004’s average sales price. The increased average sales price in the first six months of fiscal 2005, as compared to the first six months of fiscal 2004, represents increased revenue of approximately $64,682 thousand. MercFuel’s commercial sales volume increased in the first six months of fiscal 2005 to 132,352 thousand gallons, an increase of 14,024 thousand gallons, or 11.9%, from MercFuel’s first six months of fiscal 2004’s commercial

22

sales volume of 118,328 thousand gallons. The increased sales volume in the first six months of fiscal 2005, as compared to the first six months of fiscal 2004, represents increased revenue of approximately $13,340 thousand.

      Revenue for MercFuel’s corporate/fractional jet ownership segment was $55,193 thousand on sales volume of 24,227 thousand gallons in the first six months of fiscal 2005, an increase of $27,859 thousand, or 101.9%, and 7,441 thousand gallons, or 44.3%, from the first six months of fiscal 2004’s revenue of $27,334 thousand on sales volume of 16,786 thousand gallons. The increase in sales revenue is due to the increase in worldwide petroleum product prices, increased use of private aircraft for both business and personal travel and MercFuel’s strategic focus on this business segment. The average sales price for aviation jet fuel in the corporate/fractional jet ownership segment in the first six months of fiscal 2005 increased 39.9% as compared to the first six months of fiscal 2004 equating to increased revenue of approximately $15,742 thousand. The increased sales volume equates to an increase in revenue of approximately $12,117 thousand.

      MercFuel’s cost of aviation fuel was $239,156 thousand in the first six months of fiscal 2005 which represents an increase of 78.1% from MercFuel’s cost of aviation fuel in the first six months of fiscal 2004 of $134,299 thousand. The average cost of aviation fuel per gallon increased 53.7% in the first six months of fiscal 2005 to $1.527 per gallon. The increase in the average cost of aviation fuel per gallon equates to an increase in the cost of aviation fuel of $83,521 thousand. The increase in the volume of aviation fuel purchased resulted in an increase in the cost of aviation fuel of $21,336 thousand. MercFuel’s operating expenses, excluding the cost of aviation fuel, were $2,424 thousand in the first six months of fiscal 2005, an increase of $134 thousand from the first six months of fiscal 2004’s operating expense excluding aviation fuel cost of $2,291 thousand.

      Air Cargo’s revenue was $22,578 thousand in the first six months of fiscal 2005, an increase of $3,001 thousand, or 15.3%, from the first six months of fiscal 2004 revenue of $19,577 thousand resulting in gross margin of $2,759 thousand in the first six months of fiscal 2005, an increase of $1,463 thousand from last year’s gross margin of $1,296 thousand.

	Six Months Ended
	December 31,

	2004	2003

Revenue ($000)
Cargo handling	$14,816	$13,128
Cargo logistics services	5,347	4,161
Cargo general sales agent services	2,415	2,288

Air Cargo total	$22,578	$19,577
Gross margin ($000)
Cargo handling	$2,113	$1,463
Cargo logistics services	1,330	873
Cargo general sales agent services	119	(84)
Cargo administrative	(803)	(956)

Air Cargo total	$2,759	$1,296

      The cargo handling segment reported revenue of $14,816 thousand in the first six months of fiscal 2005, an increase of $1,688 thousand, or 12.9%, from the first six months of fiscal 2004 revenue of $13,128 thousand. Cargo handling’s gross margin in the first six months of fiscal 2005 was $2,113 thousand, an increase of $650 thousand, or 44.4%, from the first six months of fiscal 2004 gross margin of $1,463 thousand. The improved results are mainly due to increased cargo handling volume as a result of an improved worldwide economy and Air Cargo’s focus on cost control.

      The cargo logistics services segment reported revenue of $5,347 thousand in the first six months of fiscal 2005, an increase of $1,186 thousand or 28.5%, from the first six months of fiscal 2004 revenue of $4,161 thousand. The increased revenue in the first six months of fiscal 2005 is mainly due to the increased business activity associated with Air Cargo’s Mercury World Cargo (“MWC”) operation. Cargo logistics services

23

segment’s gross margin in the first six months of fiscal 2005 increased $457 thousand from the first six months of fiscal 2004 to $1,330 thousand. The increased gross margin is due to the increased business activity associated with various airline management contracts and MWC operations.

      The cargo general sales agent (GSA) services segment reported revenue of $2,415 thousand in the first six months of fiscal 2005, an increase of $127 thousand from the first six months of fiscal 2004 revenue of $2,288 thousand. The GSA services’ gross margin in the first six months of fiscal 2005 was $119 thousand, an increase of $203 thousand from the first six months of fiscal 2004 loss of $84 thousand. The increase in GSA’s gross margin is due to Air Cargo’s focus on cost control.

      Air Cargo’s administrative expenses in the first six months of fiscal 2005 were $803 thousand, a decrease of $153 thousand from last year.

      Maytag reported revenue of $10,343 thousand in the first six months of fiscal 2005, a reduction of $1,399 thousand from the first six months of fiscal 2004 revenue of $11,742 thousand. Maytag’s first six months of fiscal 2005 gross margin was $2,529 thousand, a decrease of $214 thousand from the first six months of fiscal 2004 gross margin of $2,743 thousand.

	Six Months Ended
	December 31,

	2004	2003

Revenue ($000)
Refueling	$3,478	$4,296
Air Terminal	3,775	3,867
BOS	2,488	2,984
Weather Data	588	574
Other	14	21

Total Maytag	$10,343	$11,742

      The decrease in Maytag’s revenue is due to the non-renewal of one refueling contract in the first quarter of fiscal 2005 and the non-renewal of one refueling contract and one BOS contract during fiscal 2004. The decrease of Maytag’s gross margin is due to a retroactive wage increase on a government BOS sub-contract in the second quarter of fiscal 2004 and the non-renewal of contracts.

      Bad debt expense for continuing operations in the first six months of fiscal 2005 totaled $364 thousand, as compared to a benefit of $24 thousand in the first six months of fiscal 2004 as a result of the reversal of previously established bad debt reserves in the second quarter of fiscal 2004 due to better than expected customer collections experience. The Company experienced no significant individual write-offs during the first six months of fiscal 2005.

      Selling, general and administrative (“G&A”) expenses in the first six months of fiscal 2005 amounted to $7,028 thousand, an increase of $1,984 thousand or 39.3% from the first six months of fiscal 2004 expenses of $5,044 thousand. The increase in G&A expenses is mainly due to increased legal expenses from outside independent legal counsel in connection with certain litigation and severance costs. The Company expects that certain G&A expenses will significantly increase in fiscal 2005 as compared to fiscal 2004 as the Company incurs increased legal fees associated with the Signature lawsuit and due to the newly effective internal control and other requirements of the Sarbanes-Oxley Act of 2002. See “Government Regulations” above.

      Depreciation and amortization expense from continuing operations was $1,254 thousand in the current period as compared to $1,426 thousand last year.

      Interest and other expense from continuing operations in the current period was $530 thousand, an increase of $244 thousand from last year’s interest and other expense from continuing operations of $286 thousand. The increase in interest and other expense is mainly due to the recording of the loss on disposal of assets of $114 thousand in the second quarter of fiscal 2005.

24

      The Company recognized an impairment loss associated with the MercMed aircraft in the amount of $626 thousand in the first quarter of fiscal 2005 as the result of an asset impairment valuation. For more detailed information on this transaction, please refer to “Note 7 — Impairment of Long-lived Assets”.

      The Company recorded income of $181 thousand from minority interest associated with MercMed in the first six months of fiscal 2005 as compared to income of $4 thousand in the first six months of fiscal 2004. The increase in income from minority interest is due to the recognition of the MercMed’s minority member’s share of the impairment loss associated with the MercMed asset.

      The Company recognized settlement expense of $1,799 thousand in the second quarter of fiscal 2004 associated with the J.O Hambro settlement. See Exhibit 10.34 as filed with this 10-Q.

      The effective income tax rate in the first six months of fiscal year 2005 was 14.7% compared to 0.7% in the same period last year. The Hambro settlement cost of $1,799 thousand recognized by the Company in the second quarter of fiscal 2004 is not deductible in determining taxable income resulting in a permanent book to tax difference.

      The reduction in retained earnings from fiscal year ending June 30, 2004 was primarily due to payment of the $17,500 thousand dividend on November 5, 2004. See Note 13.

      The Company may experience decreases in future sales volume and margins as a result of deterioration in the world economy, or in the aviation industry, and continued conflicts and instability in the Middle East, Asia and Latin America, as well as a result of potential future terrorist activities and possible military retaliation. Through the Company’s first six months of fiscal 2005, petroleum product prices, including aviation fuel, have either achieved or been close to historical high levels. This sustained price level places additional financial burden on many of the Company’s customers. If the Company’s customers are not able to pass on the higher petroleum product prices to its customers, they may experience financial hardship which may result in the Company experiencing longer collection terms, which will place additional financial burden on the Company, or higher level of uncollectible accounts.

Liquidity and Capital Resources

      As of December 31, 2004, the Company’s cash and cash equivalents were $6,316 thousand, an increase of $1,626 thousand from cash and cash equivalents of $4,690 thousand as of June 30, 2004.

      Net cash used in operations in the first six months of fiscal 2005 was $5,026 thousand, as compared to net cash generated from operations of $4,524 thousand in the first six months of fiscal 2004. The net cash used in operations in the first six months of fiscal 2005 include payments of $1,890 thousand associated with the retirement of the Chairman of the Board, $615 thousand associated with a settlement agreement with David H. Murdock (see Exhibit 10.35 as filed with this 10-Q) and related parties (“Murdock”), and $2,964 thousand associated with the Company’s income tax obligations.

      In the first six months of fiscal 2005, the Company generated $15,146 thousand of cash from investing activities as compared to $1,801 thousand used in the first six months of fiscal 2004. On July 29, 2004, the effective date of the senior secured credit facility with Bank of America, N.A. (“Bank of America”), $15,414 thousand of the LOC Reserve became unrestricted as the outstanding letters of credit issued on behalf of the Company by Bank of America were secured by the collateral base of the Bank of America Credit Facility. The Company also expended $1,125 thousand for additions to property, equipment and leaseholds in the first six months of fiscal 2005.

      The Company used $8,644 thousand in financing activities in the first six months of fiscal 2005 primarily due to the one-time special common stock cash dividend payment of $17,500 thousand in the second quarter of fiscal 2005 which was funded, in part, by a cash advance on the B of A Credit Facility in the amount of $10,000 thousand. The Company received $1,687 thousand in the second quarter of fiscal 2005 as a result of the exercise of stock options and warrants. The Company purchased 150,000 shares of common stock for $6.00 per share in accordance with the settlement agreement with Murdock in the first quarter of fiscal 2005.

25

      On July 29, 2004, the Company and Bank of America entered into a three-year $30,000 thousand revolving credit line (the “B of A Credit Facility”) collateralized by all of the assets of the Company, the terms of which were amended effective November 1, 2004. In accordance with the terms of the loan agreement, as amended, the revolving line of credit is used as collateral for any letters of credit issued by the Company and for general working capital needs. Upon the effective date of the B of A Credit Facility, $15,414 thousand of cash deposited by the Company as collateral for outstanding letters of credit and reported as restricted cash on the Company’s balance sheet at June 30, 2004 was released to the Company for general corporate purposes. As of December 31, 2004, the Company had $2,931 thousand of unused revolving credit line available under the B of A Credit Facility. The amount of credit available to the Company on the B of A Credit Facility, as amended, is determined monthly and is equal to the lesser of 1) sum of: a) 80% of the balance due on Domestic Eligible Receivables less b) $2,000 thousand; and 2) $30,000 thousand. The B of A Credit Facility, as amended, contains certain financial covenants limiting the amount the Company can expend annually for capital expenditures to $2,000 thousand. The B of A Credit Facility, as amended, also prohibits the repurchase of stock and the payment of cash dividends, except for cash dividends in an amount not to exceed $17,500 thousand by June 30, 2005. The Company is also required to maintain certain financial targets for tangible net worth and fixed charges. The Company is in compliance with all of the terms and conditions of the B of A Credit Facility.

      On October 6, 2004, the Company announced that its Board of Directors declared a one-time special cash dividend totaling $17,500 thousand, that would be payable on a pro rata basis to holders of record of its common stock as of the close of business on October 18, 2004. The dividend was paid on November 5, 2004. Based on 3,056,355 shares of its common stock outstanding as of the close of business on October 18, 2004, the dividend payable per common share was $5.70. The amount payable per share of common stock was net of the mandatory dividend payments of approximately $70 thousand on the Company’s outstanding Series A 8% Cumulative Convertible Preferred Stock (the “Preferred Stock”) as of the dividend payment date of November 5, 2004.

      On November 2, 2004 the Company requested and received a cash advance of $10,000 thousand from the B of A Credit Facility. The funds received as a cash advance were used to fund the one-time special cash dividend and to meet on-going working capital requirements. As of December 31, 2004, the Company’s borrowing under the revolving credit line was $8,000 thousand.

      On November 1, 2004, the Company and Bank of America entered into the LOC and Reimbursement Agreement relating to the outstanding tax exempt bonds issued in 1998 pursuant to a loan agreement between the Company and CEDFA. As of November 1, 2004, the outstanding principal amount of the bonds outstanding was $14,000 thousand. In accordance with the terms of the LOC and Reimbursement Agreement, Bank of America has issued the CEDFA LOC that replaced the previously existing irrevocable direct pay letter of credit issued by Wells Fargo Bank, N.A. on behalf of the Company, which was simultaneously cancelled upon issuance of the CEDFA LOC. In addition to the issuance of the CEDFA LOC, the LOC and Reimbursement Agreement require the Company to call for redemption bonds in the principal amount of $500 thousand on each of April 1 and October 1 commencing on April 1, 2005. The CEDFA LOC was issued by Bank of America as part of the B of A Credit facility.

Critical Accounting Policies

      Management’s beliefs regarding critical accounting policies have not changed significantly from those discussed in Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk

      There has been no material change during the six month period ended December 31, 2004 from the disclosures regarding market risk presented in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

26

Item 4.	Controls and Procedures

Evaluation of Disclosure Controls and Procedures

      Based on evaluations as of December 31, 2004, our principal executive officer and principal financial officer, with the participation of our management team, have concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act) are effective to ensure that information required to be disclosed by us in reports that we file or submit under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

Changes in Internal Control over Financial Reporting

      During the period covered by this quarterly report on Form 10-Q, the Company has not made any changes to its internal control over financial reporting (as referred to in paragraph 4(c) of the Certifications of the Company’s principal executive officer and principal financial officer included as exhibits to this report) that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

PART II — OTHER INFORMATION

Item 1.	Legal Proceedings

      On March 14, 2003, the Company received a Notice of Violation from the United States Environmental Protection Agency (“EPA”) alleging certain deficiencies in the Company’s spill prevention, control and countermeasure plan (“SPCC Plan”) for the Air Centers’ Fort Wayne, Indiana facility. The Company believes that it has resolved all deficiencies except for alleged deficiencies related to: 1) secondary containment for refueling trucks, and 2) secondary containment for discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA on April 16, 2003, the Company was permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its parked refueling trucks and loading areas, pending resolution of federal regulatory issues associated with SPCC requirements.

      The Stock Purchase Agreement between the Company and Allied dated as of October 28, 2003 regarding the sale of all of the outstanding stock owned by the Company in Air Centers (the “Air Centers’ SPA”), provides that the Company shall be responsible for compliance, for a period of eighteen months subsequent to the FBO Sale Closing Date, for any required secondary containment (as the term is defined in the Air Centers’ SPA) required by any applicable governmental authority requiring secondary containment pursuant to environmental law for extended or overnight fuel truck parking at any FBO comprising the FBO business on the FBO Sale Closing Date.

      Pursuant to a letter dated October 18, 2004, from the EPA to the Air Centers’ Ft. Wayne facility (the “Facility”), the EPA demanded the installation of secondary containment at the Facility for parked refueling trucks. While the Company does not believe SPCC requirements regarding containment are applicable to mobile refueling trucks, it has agreed to indemnify Air Centers for the reasonable cost of installation of such containment at the Facility in order to avoid further transaction costs.

      In the opinion of management, the ultimate resolution of this matter, including the installation of any secondary containment at other Air Centers facilities, is not expected to have a material effect on the Company’s results of operations, cash flows or financial position.

      On November 26, 2003, Signature Flight Support Corporation filed a complaint against Air Centers and Allied alleging: 1) breach of contract against Mercury Air Centers; 2) Tortious interference with contract against Allied; 2) Tortious interference with prospective economic advantage against Allied; and 3) unfair business practices against Mercury and Allied. The Company has agreed to indemnify Allied and its affiliates (including, without limitation, Air Centers after the closing of the FBO sale), directors, officers, agents, employees and controlling persons from any liability, obligation, losses or expenses to which Allied may

27

become subject as a result of the complaint. On January 26, 2005 the court granted Allied’s motion for summary judgment dismissing all claims against Allied with prejudice. The Court also granted Mercury Air Centers motion in part dismissing in its entirety Signature’s unfair business practices claim and holding that the substantive deal terms of the parties’ executed letter of intent were non-binding. The sole remaining claim of Signature is for breach of the stand-down provision within the disputed letter of intent between the parties. The court limited Signature’s damages in that claim to reasonable out of pocket costs and expenses. This remaining claim is currently set for trial on March  15, 2005 in Los Angeles federal court. In addition, on September 22, 2004, Signature Flight Support Corporation filed a complaint against Mercury Air Group, Inc. in Los Angeles Superior Court, alleging unfair business practices, tortious interference with contract and prospective economic advantage and fraud. The Company has filed a counterclaim against Signature Flight Support Corporation and others for fraud, negligent misrepresentation and other claims in the Los Angeles Superior Court action. Signature filed an amended complaint on or about February 1, 2005. The Company believes these allegations have no merit and will also be vigorously disputed and defended. In the opinion of management, the ultimate resolution of these complaints will not have a material effect on the Company’s consolidated financial statements.

      On July 14, 2004, Leon Shabott filed suit in the United States District Court, District of Massachusetts against Mercury Air Group, Inc. for damages arising out of the repair of Beechcraft twin Bonanza aircraft engines in June of 1998 claiming damages of up to $150 thousand. The Company believes that the claim is barred by the statute of limitations and that it has other good and viable defenses as well. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s results of operations, cash flows or financial position.

      The Company is also a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on the Company’s results of operations, cash flows or financial position. Reference is made to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for additional legal matters with respect to which no material developments have occurred in the current quarter.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

      (a) None

      (b) None

      (c) Issuer Purchases of Equity Securities:

				(d) Maximum Number (or
	(a) Total		(c) Total Number of	Approximate Dollar
	Number of	(b) Average	Shares (or Units)	Value) of Shares (or
	Shares	Price	Purchased as Part of	Units) that May Yet
	(or Units)	Paid per Share	Publicly Announced	be Purchased Under
Period	Purchased	(or Unit)	Plans or Programs	the Plans or Programs

Month #1 October 1, 2004 to October 31, 2004	0	N/A	N/A	N/A
Month #2 November 1, 2004 to November 30, 2004	0	N/A	N/A	N/A
Month #3 December 1, 2004 to December 31, 2004	8,750	4.90	N/A	N/A

Total	8,750	$4.90

      The B of A Credit Facility, as amended, prohibits the repurchase of stock and the payment of cash dividends, except for cash dividends in an amount not to exceed $17,500 thousand by June 30, 2005.

28

Item 3.	Default Upon Senior Securities

      None

Item 4.	Submission of Matters to a Vote of Security Holders

      None

Item 5.	Other Information

      None

Item 6.	Exhibits

Exhibit
No.	Description

2.1	Stock Purchase Agreement Dated as of October 28, 2003. By and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc.(28)

2.2	Amendment to Stock Purchase Agreement by and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc. dated as of December 10, 2003.(31)

2.3	Amendment to Stock Purchase Agreement by and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc. dated as of January 14, 2004.(31)

2.4	Amendment to Stock Purchase Agreement by and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc. dated as of February 13, 2004. (32)

2.5	Settlement Statement dated as of April 12, 2004.(33)

2.6	Closing Escrow Agreement dated as of April 5, 2004 among Allied and Wachovia Bank National, as escrow agent. (33)

3.1	Certificate of Incorporation.(17)

3.2	Amended and Restated Bylaws of Mercury Air Group, Inc. adopted December 7, 2002.(25)

3.3	Certificate of Designations of Series A 8% Cumulative Convertible Preferred Stock.(27)

4.1	Loan Agreement between California Economic Development Financing Authority and Mercury Air Group, Inc. relating to $19,000,000 California Economic Development Financing Authority Variable Rate Demand Airport Facilities Revenue Bonds, Series 1998 (Mercury Air Group, Inc. Project) dated as of April 1, 1998.(2)

4.2	Securities Purchase Agreement dated September 10, 1999 by and among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(12)

4.3	Amendment No. 1 dated as of September 30, 2000 by and between J.H. Whitney Mezzanine, L.P. and Mercury Air Group, Inc. to the Securities Agreement.(16)

4.4	Waiver and Consent Agreement dated as of December 29, 2000 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(17)

4.5	Waiver and Consent Agreement dated as of July 2, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)

4.6	Waiver Agreement dated as of September 25, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)

4.7	Amendment No. 2 dated as of September 30, 2001 by and between J.H. Whitney Mezzanine Fund, L.P. and Mercury Air Group, Inc. to the Securities Purchase Agreement.(19)

4.8	Waiver Agreement dated as of November 26, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)

4.9	Waiver Agreement dated as of December 21, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)

4.10	Waiver Agreement dated as of June 26, 2002 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(24)

29

Exhibit
No.	Description

4.11	Amendment No. 3 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P. dated as of December 30, 2002.(26)

4.12	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated September 10, 1999.(26)

4.13	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Senior Subordinated Promissory Note dated September 10, 1999.(26)

4.14	Security Agreement by and between Mercury Air Group, Inc. and each of its subsidiaries hereto as Obligors and J.H. Whitney Mezzanine Fund, L.P. as the Lenders, dated as of December 30, 2002.(26)

4.15	Subordination Agreement among J.H. Whitney Mezzanine Fund, L.P. Foothill Capital Corporation, as Agent and Mercury Air Group, Inc. and certain of its subsidiaries signatory thereto, dated as of December 30, 2002.(26)

4.16	Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain subsidiaries signatory thereto, dated as of December 30, 2002.(26)

4.17	First Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 12, 2003.(30)

4.18	Second Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 31, 2003.(30)

4.19	Third Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated July 16, 2003.(30)

4.20	Fourth Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated August 1, 2003.(30)

4.21	Amendment No. 4 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and Allied Capital Corporation, as Assignee of J.H. Whitney Mezzanine Fund, L.P. dated as of October 28, 2003(28)

4.22	Assignment of Note dated as of October 28, 2003 between Allied Capital Corporation and J.H. Whitney Mezzanine Fund, L.P.(28)

4.23	Second Amended and Restated Allied Capital Corporation 12% Senior Subordinated Promissory Note dated September 10, 1999(28)

4.24	Second Amended and Restated Allied Capital Corporation Warrant dated October 28, 2003(28)

4.25	Securities Purchase Agreement dated as of October 28, 2003 by and among J.H. Whitney Mezzanine Fund, L.P. and J.H. Whitney Mezzanine Debt Fund, L.P., Allied Capital Corporation and Mercury Air Group, Inc.(28)

4.26	Second Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated October 28, 2003(28)

4.27	Fifth Amendment to Security and Loan Agreement and Forbearance Agreement dated as of December 5, 2003 by and among Wells Fargo Foothill, Mercury Air Group, Inc. and certain of its subsidiaries.(31)

4.28	Amendment letter to Forbearance Term and New Covenant Default dated as of February 16, 2004. (32)

10.1	Mercury Air Group, Inc.’s 1990 Long-Term Incentive Plan.(4)*

10.2	Mercury Air Group, Inc.’s 1990 Directors Stock Option Plan.(1)*

10.3	Memorandum Dated September 15, 1997 regarding Summary of Officer Life Insurance Policies with Benefits Payable to Officers or Their Designated Beneficiaries.(8)*

10.4	Non-Qualified Stock Option Agreement dated March 21, 1996, by and between Frederick H. Kopko and Mercury Air Group, Inc.(6)*

10.5	Mercury Air Group, Inc.’s 1998 Long-Term Incentive Plan.(10)*

10.6	Mercury Air Group, Inc.’s 1998 Directors Stock Option Plan.(10)*

30

Exhibit
No.	Description

10.7	Revolving Credit and Term Loan Agreement dated as of March 2, 1999 by and among Mercury Air Group, Inc., The Banks listed on Schedule 1 thereto, and The Fleet National Bank f/k/a BankBoston, N.A., as Agent.(11)

10.8	First Amendment to Revolving Credit and Term Loan Agreement dated as of September 10, 1999.(14)

10.9	Second Amendment to Revolving Credit and Term Loan Agreement dated as of March 31, 2000.(14)

10.10	Third Amendment, Waiver and Consent to Revolving Credit and Term Loan Agreement dated as of August 11, 2000.(14)

10.11	The Company’s 401(k) Plan consisting of CNA Trust Corporation. Regional Prototype Defined Contribution Plan and Trust and Adoption Agreement.(14)*

10.12	Employment Agreement dated July 31, 2000 between the Company and Dr. Philip J. Fagan.(15)*

10.13	Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of November 14, 2000.(16)

10.14	Amendment No. 1 to Mercury Air Group, Inc. 1998 Long-Term Incentive Option Plan as of August 22, 2000.(16)*

10.15	Amendment No. 1 to Mercury Air Group, Inc. 1998 Directors Stock Option Plan as of August 22, 2000.(16)*

10.16	Limited Waiver letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 21, 2001.(18)

10.17	Fifth Amendment to Revolving Credit and Term loan Agreement dated as of September 21, 2001.(18)

10.18	Limited Consent letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 30, 2001.(19)

10.19	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of December 31, 2001.(21)

10.20	2002 Management Stock Purchase Plan.(22)

10.21	Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A. Czyzyk.(22)*

10.22	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Wayne J. Lovett.(22)*

10.23	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and John Enticknap. (22)*

10.24	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Mark Coleman.(22)*

10.25	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Steven S. Antonoff. (22)*

10.26	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Robert Schlax.(22)*

10.27	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of June 27, 2002.(24)

10.28	Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc. dated December 15, 2001.(24)

10.29	Amendment to Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc.(24)

10.30	Promissory Note dated July 1, 2004 by CFK Realty Partners, LLC in favor of Mercury Air Group, Inc. (24)

10.31	Limited Waiver and Consent to Revolving Credit and Term Loan Agreement dated as June 27, 2002.(24)

31

Exhibit
No.	Description

10.32	Amendment No. 1 to Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A. Czyzyk.*(24)

10.34	Settlement Agreement dated December 12, 2003 by and among (i) J O Hambro Capital Management Group Limited, (ii) J O Hambro Capital Management Limited, (iii) American Opportunity Trust PLC, (iv) The Trident North Atlantic Fund, and (v) Mercury Air Group, Inc.(29)

10.35	Settlement Agreement by and between: 1) David H. Murdock as trustee of the David H. Murdock Living Trust dated May 28, 1996, as amended, d/b/a Pacific Holding Company and using nominee PCS001 and 2) Mercury Air Group, Inc. dated July 16, 2004. (34)

10.36	Loan Agreement dated as of July 29, 2004 by and among Bank of America N.A, Mercury Air Group, Inc. and certain subsidiaries. (35)

10.37	First Amendment to Loan Agreement by and among Bank of America, N.A., Mercury Air Group, Inc. and certain subsidiaries. (37)

10.38	Letter of Credit and Reimbursement Agreement as of November 1, 2004 between Mercury Air Group, Inc. and Bank of America. (38)

10.39	Amended and Restated Lease entered into as of November 10, 2004 and effective as of July 1, 2004 by and between CFK Realty Partners, LLC. and Mercury Air Group, Inc. (39)

10.40	Amendment No. 2 to Amended and Restated Employment Agreement by and between Mercury Air Group, Inc. and Joseph A. Czyzyk.*(39)

10.41	Agreement entered into on November 10, 2004 and effective on October 28, 2004 by and between Mercury Air Group, Inc. and Dr. Philip J. Fagan. (39)

10.42	Severance Agreement and General and Special Release between Mercury Air Group, Inc., and Robert Schlax entered into on January 17, 2005.(40)

10.43	Second Amendment to Loan Agreement dated January 31, 2005 by and among Bank of America, N.A., Mercury Air Group, Inc. and certain subsidiaries.

31.1	Section 302 Certification of Chief Executive Officer

31.2	Section 302 Certification of Chief Financial Officer

32.1	Section 906 Certification of Chief Executive Officer

32.2	Section 906 Certification of Chief Financial Officer

99.1	Amended and Restated Partnership Agreement dated as of July 30, 2004 of CK Partners by and among Frederick H. Kopko, Jr. and Joseph A. Czyzyk. (36)

*	Denotes managements’ contract or compensation plan or arrangement.

(1)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 10, 1993 Annual Meeting of Stockholders and is incorporated herein by reference.

(2)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and are incorporated herein by reference.

(3)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-39044 on Form S-2 and are incorporated herein by reference.

(4)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 2, 1992 Annual Meeting of Stockholders.

(5)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-65085 on Form S-1 and are incorporated herein by reference.

(6)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and are incorporated herein by reference.

(7)	All such documents were previously filed as Exhibits to the Company’s Report on Form 8-K filed September 13, 1996 and are incorporated herein by reference.

32

(8)	Such document was previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1997 and is incorporated herein by reference.

(9)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1998 and are incorporated herein by reference.

(10)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 3, 1998 Annual Meeting of Stockholders and is incorporated herein by reference.

(11)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and are incorporated herein by reference.

(12)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1999 and are incorporated herein by reference.

(13)	Such document was previously filed as an Exhibit to the Company’s current Report on Form 8-K on August 11, 2000 and is incorporated herein by reference.

(14)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2000 and is incorporated herein by reference.

(15)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and are incorporated herein by reference.

(16)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2000 and are incorporated herein by reference.

(17)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 and are incorporated herein by reference.

(18)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2001 and are incorporated herein by reference.

(19)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and are incorporated herein by reference.

(20)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the November 7, 2001 Annual Meeting of Stockholders and is incorporated herein by reference.

(21)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2001 and are incorporated herein by reference.

(22)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on June 5, 2002 and is incorporated herein by reference.

(23)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on July 11, 2002 and is incorporated herein by reference.

(24)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2002 and are incorporated herein by reference.

(25)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 7, 2002 and is incorporated herein by reference.

(26)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 30, 2002 and is incorporated herein by reference.

(27)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and are incorporated herein by reference.

(28)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on October 28, 2003 and is incorporated herein by reference.

(29)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 12, 2003 and is incorporated herein by reference.

(30)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 and are incorporated herein by reference.

33

(31)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 30, 2003 and are incorporated herein by reference.

(32)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 and are incorporated herein by reference.

(33)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K filed on April 22, 2004 and dated April 12, 2004 and is incorporated herein by reference.

(34)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on July 16, 2004 and is incorporated herein by reference.

(35)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on July 30, 2004 and is incorporated herein by reference.

(36)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2004 and are incorporated herein by reference.

(37)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on October 27, 2004 and is incorporated herein by reference.

(38)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on November 1, 2004 and incorporated herein by reference.

(39)	Such document was previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 and are incorporated herein by reference.

(40)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on January 17, 2005 and incorporated herein by reference.

34

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCURY AIR GROUP, INC.
Registrant

/s/ JOSEPH CZYZYK

Joseph Czyzyk
Chief Executive Officer

/s/ KENT ROSENTHAL

Kent Rosenthal
Chief Financial Officer
(Principal Financial Officer)

Date: February 14, 2004

35

SPECIAL MEETING OF STOCKHOLDERS OF

MERCURY AIR GROUP, INC.

June __, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

— Please detach along perforated line and mail in the envelope provided. —

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	To amend the Company’s Certificate of Incorporation to effect a 1-for-501 stock split, followed immediately by a 501-for-1 forward stock split of the Company’s common stock (the “Transaction”).

☐ FOR

☐ AGAINST

☐ ABSTAIN

2.	To grant the Company’s Board of Directors discretionary authority to adjourn the Special Meeting if necessary to satisfy the conditions to completing the Transaction, including for the purpose of soliciting proxies in favor of the Transaction.

☐ FOR

☐ AGAINST

☐ ABSTAIN

Please mark here if you plan to attend the Special Meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above.  ☐
Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of	Date:	Signature of	Date:
Stockholder		Stockholder

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY COPIES

Admission Ticket

Mercury Air Group, Inc.
Special Meeting of Stockholders
June ___, 2005
9:00 a.m. Local Time

If you plan to attend the Annual Meeting,
please mark the box on the reverse side of the proxy card and keep this portion as your admission ticket.

MERCURY AIR GROUP, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held June ___, 2005

     The undersigned stockholder of Mercury Air Group, Inc., a Delaware corporation (the “Company”), acting under the Delaware General Corporation law, hereby constitutes and appoints Joseph A. Czyzyk and Wayne J. Lovett, and each of them the attorneys and proxies of the undersigned (“proxy representative”), each with the power of substitution, to attend and act for the undersigned at the Special Meeting of Stockholders of the Company (the “Meeting”) to be held on June ___, 2005 at 9:00 a.m., local time at the Company’s corporate offices at 5456 McConnell Avenue, Los Angeles, California 90066, and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of Common and Preferred Stock of the Company which the undersigned would be entitled to vote, as specified on the reverse side.

     Said proxy representatives, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Meeting and hereby ratifies and confirms that said proxy representatives, and each of them, may lawfully do by virtue hereof. Said proxy representatives, without hereby limiting their general authority, are specifically authorized to vote in accordance with their best judgment with respect to such other matters, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Important — Please sign on the Other Side